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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2004 to November 30, 2004

ITEM 1.   REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2004

Classes A and B

•  ING Classic Principal Protection Fund II

•  ING Classic Principal Protection Fund III

•  ING Classic Principal Protection Fund IV

•  ING Index Plus Protection Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•                  You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•                  In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•                  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy

President

ING Funds

January 25, 2005

1

MARKET PERSPECTIVE:      SIX MONTHS ENDED NOVEMBER 30, 2004

Two months prior to the start of our fiscal year, the economic outlook had changed radically. On April 2, 2004, a very bullish U.S. employment report had sparked a few days of euphoria that vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. This was followed up with another strong report in May and by mid-month major stock and bond markets had negative returns for 2004. Markets were off their lows as we started our half year and in this period, as we shall see below, sentiment would undergo two more major reversals, accompanied by record-breaking market movements.

Global equities added 9.0% from the end of May through November according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars including net dividends, just under half due to dollar weakness. Among currencies, the euro, yen and pound all gained on the dollar, although the pendulum swung back and forth. Ultimately, the dollar succumbed to record U.S. trade deficits, and latterly, to fears that non-U.S. investors might diversify out of U.S. financial assets. By the end of November 2004, the euro had gained 8.9% and a new all time record against the dollar. The yen rose 6.2% to a level not seen since early 2000, while the pound stood 4.2% higher at a remarkable 12-year peak. On a trade-weighted basis, the dollar plummeted to 9-year lows.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended November 30, 2004, the Federal Open Market Committee (FOMC) would increase the Federal Reserves Funds rate four times to 2.0%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 3.8%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 9.6% for the six months. In a similar vein there was a notable flattening of the yield curve, as short-term interest rates marched up in anticipation of continued monetary tightening, while bond yields ignored this and fell in the face of mostly tame economic data. For the six months, the yield on 10-year Treasury Notes fell by 30 basis points to 4.4%, but the yield on 13-week Treasury Bills rose 113 basis points to 2.2%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4) rose 5.7% including dividends in the six months ended November 30, 2004. At that point the market was trading at a price to earnings (“P/ E”) level of just under 16 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Federal Reserve embarked on its tightening cycle at the end of June the market was challenging its best levels of 2004. And yet in the week before the increase the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October 2004, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22 at 41% above end of May 2004 levels. This effective deflationary “tax” on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12. From there, however, oil prices retreated by 13% and that, combined with a clear election result, perceived to be business and shareholder friendly, plus a new, powerful employment report, caused sentiment to shift yet again. By the end of November, the S&P 500 Index had breached levels not seen since before September  11, 2001, bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 3.9%.

In international equities markets, for the six months ended November 30, 2004, Japan rose 4.8% in dollars, according to the MSCI Japan Index(5) with net dividends, but fell 2.6% in yen. At that point, stocks were trading at nearly 16 times 2005 estimated earnings. Initially encouraged by surprisingly strong, export led, 6.1% first quarter GDP growth, investors became disillusioned by a likely slow down in China, rising oil prices and a slumping dollar. By the third quarter, GDP growth had fallen to a depressingly flat 0.1%.

Meanwhile, European excluding (“ex”) UK markets gained 15.5% in dollars, about five-eighths due to dollar weakness, according to the MSCI Europe ex UK Index(6) with net dividends. In local currency terms, the region’s markets reached a 28-month high during November 2004, and were then trading on average at just over 13 times 2005 estimated earnings. Growth in this region is held back by weak domestic demand, restrained by 8.9% unemployment in inflexible labor

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markets. This region’s main attraction is its relative cheapness; the concern is the fragility of this picture, given its export dependency.

The UK market rose 12.1% in dollars between May and November 2004, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 7.5%, attaining the highest mark since mid-2002, and traded at about 16 1/2 times 2005 estimated earnings. Unlike Continental Europe, the UK economy strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. The Bank of England has been trying, with five interest rate increases since November 2003, to cool demand and by the end of November seemed to be succeeding.

(1) The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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ING CLASSIC PRINCIPAL PROTECTION FUNDS

PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, each Classic Principal Protection Fund (“PPF”) and the Index Plus Protection Fund (“IPPF”) (“the Funds”) seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period. At the end of the Guarantee Period, the PPF Funds will liquidate. At the end of the Guarantee Period for IPPF, the guarantee will no longer apply. The Guarantee Periods are:

Maturity
	Guarantee Period	Date
PPF II	12/21/99 – 12/20/04	12/20/04
PPF III	06/01/00 – 05/31/05	05/31/05
PPF IV	09/07/00 – 09/06/05	09/06/05
IPPF	12/01/00 – 11/30/05	11/30/05 *

*                 After this date, IPPF goes into the Index Plus Large Cap Period.

Following the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the Fund will seek to outperform the total return performance of the Standard and Poor’s (“S&P”) 500 Index while maintaining a risk profile consistent with the Index.

The Funds are managed by the following Portfolio Management Team with ING Investment Management Co., (formerly, Aeltus Investment Management, Inc.) the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, Senior Vice President, serves as strategist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

Equity Component: Hugh T.M. Whelan, Portfolio Manager and Douglas K. Coté, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: The Funds are closed to new deposits.

Performance: Listed below are the Class A share total returns of each Fund, excluding sales charges, the S&P 500 Index(1) and the Lehman Brothers Aggregate Bond (“LBAB”) Index(2) for the six months ended November 30, 2004:

PPF II	0.11%
PPF III	0.15%
PPF IV	0.03%
IPPF	0.13%
S&P 500 Index(1)	5.67%
LBAB Index(2)	3.82%

(1)          The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.

(2)          The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

An investor cannot invest directly in an index.

Portfolio Specifics: Fund performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds — an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Fund’s allocation to equities and fixed income is dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to participate as fully in upward moving equity markets.

The Funds’ fixed income component underperformed the LBAB Index. The Funds are comprised of short to intermediate duration Treasury and agency securities. In general, long duration credit, agency, and Treasury issues outperformed shorter duration securities in the Index. The mortgage-backed sector also outperformed short- and intermediate-term Treasuries and agencies as the market moved away from AAA-rated Treasuries and agencies towards lower quality issues over the six-month period.

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ING CLASSIC PRINCIPAL PROTECTION FUNDS

PORTFOLIO MANAGERS’ REPORT

The Funds’ equity component outperformed the S&P 500 Index due to security selection, especially in the health care, with exception of PPF II, and information technology sectors. Stock selection in financials and consumer staples detracted modestly from results. The largest contributor to performance was Microsoft Corp. Other positive contributors to performance included in ChevronTexaco Corp. and Apple Computer, Inc., both of which were overweighted. Among the most disappointing performers were Gap, Inc. and Motorola, Inc. Individual security selection was helped by the effectiveness of most of our model’s factors that have been historically successful at identifying outperforming stocks, especially price momentum and analyst estimate revision. Only long-term price reversal detracted from performance modestly. Asset allocation had a neutral impact on performance over the period. Note that the performance results may vary for each PPF Fund.

Asset Allocation

as of November 30, 2004

(as a percent of net assets)

	Fixed	Common	Other Assets
	Income	Stock	and Liabilities
PPF II	99.2%	1.1%	(0.3)%
PPF III	96.1%	4.2%	(0.3)%
PPF IV	99.2%	1.1%	(0.3)%
IPPF	97.4%	3.0%	(0.4)%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The near-term outlook is positive with third calendar quarter 2004 earnings hitting 17% and the non-farm payroll report almost double expectations. The Federal Reserve (“Fed”) signaled its intentions to continue with its “measured” increase in rates, and in November 2004 lifted the Fed funds rate to 2.00%*, still considered to be accommodative, triggering a bond market rally. Robust corporate profits, strong jobs numbers, and an inflation-fighting Federal Reserve bode well for equities. Despite Federal Reserve increases to the Fed funds rate, longer term fixed income issues have shown resilience through this period. Looking to 2005, however, we do project rising longer-term rates for the bond market. The allocation decision between equities and fixed income is dependent on our quantitative asset allocation model, which uses the factors mentioned above, not on a qualitative evaluation of the bond versus the equity markets.

*                 Subsequent to the preparation of this report, the Fed raised rates 25 basis points on December 14 to 2.25%.

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ING CLASSIC PRINCIPAL PROTECTION FUND II

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2004

		Since Inception
		of Guarantee Period
	1 Year	December 21, 1999
Including Sales Charge:
Class A(1)	(4.54)%	(0.16)%
Class B(2)	(5.52)%	(0.29)%

Excluding Sales Charge:
Class A	0.22%	0.83%
Class B	(0.54)%	0.08%
S&P 500 Index(3)	12.85%	(3.01	)%(5)
Lehman Brothers Aggregate Bond Index(4)	4.44%	7.65	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund II against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception return.

(3)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5)Since inception performance for the index is shown from January 1, 2000.

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ING CLASSIC PRINCIPAL PROTECTION FUND III

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2004

		Since Inception
		of Guarantee Period
	1 Year	June 1, 2000

Including Sales Charge:
Class A(1)	(4.40)%	(0.15)%
Class B(2)	(5.22)%	(0.23)%

Excluding Sales Charge:
Class A	0.36%	0.94%
Class B	(0.35)%	0.18%
S&P 500 Index(3)	12.85%	(2.66)%
Lehman Brothers Aggregate Bond Index(4)	4.44%	7.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund III against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception return.

(3)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

7

ING CLASSIC PRINCIPAL PROTECTION FUND IV

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2004

	1 Year	Since Inception of Guarantee Period September 7, 2000

Including Sales Charge:
Class A(1)	(4.72)%	(0.36)%
Class B(2)	(5.53)%	(0.38)%

Excluding Sales Charge:
Class A	0.03%	0.80%
Class B	(0.77)%	0.04%
S&P 500 Index(3)	12.85%	(2.95	)%(5)
Lehman Brothers Aggregate Bond Index(4)	4.44%	7.52	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund IV against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception return.

(3)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5)Since inception performance for the index is shown from September 1, 2000.

8

ING INDEX PLUS PROTECTION FUND

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2004

	1 Year	Since Inception of Guarantee Period December 1, 2000

Including Sales Charge:
Class A(1)	(4.44)%	(0.34)%
Class B(2)	(5.34)%	(0.62)%

Excluding Sales Charge:
Class A	0.33%	0.88%
Class B	(0.42)%	0.11%
S&P 500 Index(3)	12.85%	(1.23)%
Lehman Brothers Aggregate Bond Index(4)	4.44%	7.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus Protection Fund against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

9

ING CLASSIC PRINCIPAL PROTECTION FUNDS

INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

The Funds guarantee that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Funds. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount). Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

Under normal market conditions, during the Guarantee Period, the Funds’ assets are allocated between an:

•                  Equity Component, consisting primarily of common stocks and a

•                  Fixed Component, consisting primarily of short-to intermediate-duration U.S. Government securities.

How does the Funds’ Asset Allocation Work?

The Portfolio Manager uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including but not limited to:

•                  the market value of the Funds’ assets as compared to the aggregate guaranteed amount;

•                  the prevailing level of interest rates;

•                  equity market volatility; and

•                  the length of time remaining until the Guarantee Maturity Date.

The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: In managing the assets of the Equity Component, the Funds employ an enhanced index strategy. This means that the Portfolio Manager invests at least 80% of the Equity Component’s net assets in stocks included in the S&P 500 Index, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500 Index, as described below. The Equity Component may also include S&P 500 futures contracts.

If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component’s assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500 futures and ETFs, subject to any limitation on the Fund’s investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Funds’ Portfolio Manager will not employ an Enhanced Index Strategy when it invests in S&P 500 futures and ETFs.

Fixed Component: In managing the Fixed Component the Funds look to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds, which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What Are the Principal Guarantee Period Risks?

Allocation Risk: If interest rates are low (particularly at the inception of the Guarantee Period), the Funds’ assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Funds as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Funds’ assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Funds would not participate in any subsequent recovery in the equity markets. Use of

10

the Fixed Component reduces the Funds’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

Opportunity Costs: The Funds may allocate a substantial portion, and under certain circumstances all, of the Funds’ assets to the Fixed Component in order to conserve the Funds’ assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Funds’ assets. If the market value of the Equity Component rises, the percentage of the Funds’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Funds will affect these allocations. For example, if the Funds incur early losses, the Funds may allocate 100% of the Funds’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Funds participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Funds, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Funds and other factors. The Funds might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

Worse Case Scenarios for the Funds’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Funds’ NAVs decrease; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Funds’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager’s skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Funds must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

Use of Futures: While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Funds as a whole, it adds to the Funds’ expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Funds, may increase the Funds’ transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period for the Index Plus Protection Fund may also result in the realization of additional gains to the Fund and may therefore also increase tax liability to shareholders. The Fund may distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund.

For further information on the Funds’ Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Classic Principal Protection Fund II	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,001.10	1.50%	$7.52
Class B	1,000.00	996.70	2.25	11.26
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12

ING Classic Principal Protection Fund III	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,001.50	1.50%	$7.53
Class B	1,000.00	997.60	2.25	11.27
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36

ING Classic Principal Protection Fund IV	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,000.30	1.50%	$7.52
Class B	1,000.00	995.50	2.25	11.26
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.50%	$7.59
Class B	1,000.00	1,013.84	2.25	11.26

ING Index Plus Protection Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,001.30	1.50%	$7.53
Class B	1,000.00	997.80	2.25	11.27
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59
Class B	1,000.00	1,013.79	2.25	11.36

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED)

	ING Classic Principal Protection Fund II	ING Classic Principal Protection Fund III	ING Classic Principal Protection Fund IV	ING Index Plus Protection Fund
ASSETS:
Investments in securities at value*	$25,743,174	$58,402,290	$37,661,988	$30,140,581
Short-term investments at amortized cost**	31,433,564	—	—	—
Repurchase agreement	13,498,000	259,000	191,000	235,000
Cash	—	59	760	499
Dividends and interest receivable	4,534	11,888	2,048	4,394
Prepaid expenses	188	163	99	442
Total assets	70,679,460	58,673,400	37,855,895	30,380,916

LIABILITIES:
Payable for fund shares redeemed	29,657	35,771	563	6,317
Payable to affiliates	108,158	87,086	54,207	40,979
Payable for director fees	4,367	3,667	2,572	2,155
Other accrued expenses and liabilities	80,247	68,873	66,712	68,552
Total liabilities	222,429	195,397	124,054	118,003
NET ASSETS	$70,457,031	$58,478,003	$37,731,841	$30,262,913

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$79,905,001	$64,314,985	$43,775,278	$31,631,683
Undistributed net investment income (accumulated net investment loss)	1,915,645	(125,378)	(141,533)	(37,559)
Accumulated net realized loss on investments	(11,580,828)	(6,819,451)	(7,021,462)	(1,746,791)
Net unrealized appreciation on investments	217,213	1,107,847	1,119,558	415,580
NET ASSETS	$70,457,031	$58,478,003	$37,731,841	$30,262,913

* Cost of investments in securities	$25,524,171	$57,294,443	$36,542,430	$29,725,001
** Cost of short-term investments	$31,435,354	$—	$—	$—

Class A:
Net assets	$4,704,422	$6,343,407	$3,141,747	$3,865,183
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	510,942	681,173	355,553	398,605
Net asset value and redemption price per share	$9.21	$9.31	$8.84	$9.70
Maximum offering price per share (4.75%)(1)	$9.67	$9.77	$9.28	$10.18

Class B:
Net assets	$65,752,609	$52,134,596	$34,590,094	$26,397,730
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,179,024	5,591,411	3,911,054	2,718,286
Net asset value and redemption price per share(2)	$9.16	$9.32	$8.84	$9.71
Maximum offering price per share	$9.16	$9.32	$8.84	$9.71

(1)          Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

	ING Classic Principal Protection Fund II	ING Classic Principal Protection Fund III	ING Classic Principal Protection Fund IV	ING Index Plus Protection Fund
INVESTMENT INCOME:
Dividends	$8,841	$28,143	$4,845	$10,402
Interest	1,778,106	1,322,802	1,214,876	535,403
Total investment income	1,786,947	1,350,945	1,219,721	545,805

EXPENSES:
Investment management fees	238,487	200,605	129,751	104,562

Distribution and service fees:
Class A	6,208	8,655	4,166	4,983
Class B	342,071	274,005	182,951	140,933
Transfer agent fees	7,227	5,287	4,100	3,977
Administrative service fees	29,352	24,690	15,969	12,869
Shareholder reporting expense	6,222	4,209	3,660	3,244
Registration fees	8	62	—	99
Professional fees	12,326	10,358	8,088	8,505
Custody and accounting expense	12,405	11,712	10,248	10,213
Directors’ fees	3,294	2,730	1,830	1,556
Guarantee fees	121,078	101,844	65,874	53,086
Miscellaneous expense	2,722	2,387	1,797	1,678
Total expenses	781,400	646,544	428,434	345,705
Recouped fees	25,000	21,000	7,000	1,581
Net expenses	806,400	667,544	435,434	347,286
Net investment income	980,547	683,401	784,287	198,519

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	83,889	110,870	169,824	49,518
Net change in unrealized appreciation or depreciation on investments	(1,261,249)	(882,132)	(1,110,698)	(309,609)
Net realized and unrealized loss on investments	(1,177,360)	(771,262)	(940,874)	(260,091)
Decrease in net assets resulting from operations	$(196,813)	$(87,861)	$(156,587)	$(61,572)

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Classic Principal Protection Fund II		ING Classic Principal Protection Fund III
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$980,547	$2,575,778	$683,401	$1,470,710
Net realized gain on investments	83,889	1,013,043	110,870	528,886
Net change in unrealized appreciation or depreciation on investments	(1,261,249)	(4,209,862)	(882,132)	(2,562,799)
Net decrease in net assets resulting from operations	(196,813)	(621,041)	(87,861)	(563,203)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(204,690)	(195,365)	(177,416)
Class B	—	(1,868,007)	(1,190,578)	(920,348)
Total distributions	—	(2,072,697)	(1,385,943)	(1,097,764)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	—	1,999,383	1,327,038	1,054,212
Cost of shares redeemed	(5,358,699)	(15,987,197)	(6,675,970)	(14,454,412)
Net decrease in net assets resulting from capital share transactions	(5,358,699)	(13,987,814)	(5,348,932)	(13,400,200)
Net decrease in net assets	(5,555,512)	(16,681,552)	(6,822,736)	(15,061,167)

NET ASSETS:
Beginning of period	76,012,543	92,694,095	65,300,739	80,361,906
End of period	$70,457,031	$76,012,543	$58,478,003	$65,300,739
Undistributed net investment income (accumulated net investment loss) at end of period	$1,915,645	$935,098	$(125,378)	$577,164

See Accompanying Notes to Financial Statements

16

	ING Classic Principal Protection Fund IV		ING Index Plus Protection Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$784,287	$1,674,317	$198,519	$423,695
Net realized gain on investments	169,824	677,419	49,518	269,684
Net change in unrealized appreciation or depreciation on investments	(1,110,698)	(3,013,329)	(309,609)	(1,240,318)
Net decrease in net assets resulting from operations	(156,587)	(661,593)	(61,572)	(546,939)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(153,532)	(140,377)	(79,145)	(67,535)
Class B	(1,432,163)	(1,130,289)	(320,628)	(242,783)
Total distributions	(1,585,695)	(1,270,666)	(399,773)	(310,318)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,504,817	1,222,308	383,749	302,166
Cost of shares redeemed	(3,773,399)	(9,032,662)	(3,865,103)	(8,827,550)
Net decrease in net assets resulting from capital share transactions	(2,268,582)	(7,810,354)	(3,481,354)	(8,525,384)
Net decrease in net assets	(4,010,864)	(9,742,613)	(3,942,699)	(9,382,641)

NET ASSETS:
Beginning of period	41,742,705	51,485,318	34,205,612	43,588,253
End of period	$37,731,841	$41,742,705	$30,262,913	$34,205,612
Undistributed net investment income (accumulated net investment loss) at end of period	$(141,533)	$659,875	$(37,559)	$163,695

See Accompanying Notes to Financial Statements

17

ING CLASSIC PRINCIPAL PROTECTION FUND II (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,		Seven Months Ended May 31,		Year Ended October 31,		October 7, 1999(2) to October 31,
	2004		2004	2003	2002(1)		2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.20		9.50	9.50	9.83		9.82	10.02	10.00

Income (loss) from investment operations:
Net investment income	$0.18		0.36	0.34	0.19		0.32	0.10	0.02	***
Net realized and unrealized gain (loss) on investments	$(0.17)		(0.37)	0.06	(0.19)		(0.15)	(0.25)	—
Total from investment operations	$0.01		(0.01)	0.40	0.00	*	0.17	(0.15)	0.02

Less distributions from:
Net investment income	$—		0.29	0.40	0.33		0.16	0.05	—
Total distributions	$—		0.29	0.40	0.33		0.16	0.05	—
Net asset value, end of period	$9.21		9.20	9.50	9.50		9.83	9.82	10.02

Total Return(3)%	0.11		(0.06)	4.27	0.10		1.79	(2.00)**	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,704		5,170	7,510	8,046		8,343	11,169	2,079

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.50		1.50	1.50	1.50		1.50	1.35	0.58
Gross expenses prior to expense reimbursement/recoupment(4)%	1.43		1.50	1.59	1.58		1.52	1.41	6.47
Net investment income after reimbursement/recoupment(4)(5)%	3.37		3.73	3.46	3.32		3.19	1.59	3.85
Portfolio turnover rate %	0.00	*	1	13	43		113	260	—

	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		October 7, 1999(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.19	9.48	9.48	9.77	9.76	10.02	10.00

Income (loss) from investment operations:
Net investment income	$0.13	0.29	0.27	0.15	0.25	0.08	0.02	***
Net realized and unrealized gain (loss) on investments	$(0.16)	(0.36)	0.06	(0.18)	(0.16)	(0.30)	—
Total from investment operations	$(0.03)	(0.07)	0.33	(0.03)	0.09	(0.22)	0.02

Less distributions from:
Net investment income	$—	0.22	0.33	0.26	0.08	0.04	—
Total distributions	$—	0.22	0.33	0.26	0.08	0.04	—
Net asset value, end of period	$9.16	9.19	9.48	9.48	9.77	9.76	10.02

Total Return(3)%	(0.33)	(0.74)	3.47	(0.26)	0.93	(2.58)**	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$65,753	70,843	85,184	91,124	96,122	105,475	24,336

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.25	2.05	1.30
Gross expenses prior to expense reimbursement/recoupment(4)%	2.18	2.25	2.34	2.33	2.27	2.12	7.19
Net investment income after reimbursement/recoupment(4)(5)%	2.62	2.98	2.71	2.57	2.44	0.88	3.12
Portfolio turnover rate %	0.00 *	1	13	43	113	260	—

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                      Amount represents less than $0.01 per share or 1%.

**               Represents performance beginning on first day of the Guarantee Period (December 21, 1999). Total return for year ended October 31, 2000 was (1.51%) and (2.21%) for Class A and Class B, respectively.

***        Per share data calculated using weighted average number of shares outstanding throughout the period.

†                       Total return from commencement of offering of shares was 0.20% for both Class A and Class B.

See Accompanying Notes to Financial Statements

18

ING CLASSIC PRINCIPAL PROTECTION FUND III (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.59	9.81	9.59	9.91	10.22	10.00

Income (loss) from investment operations:
Net investment income	$0.17	0.26	0.21	0.17	0.26	0.06
Net realized and unrealized gain (loss) on investments	$(0.15)	(0.27)	0.29	(0.20)	(0.45)	0.16
Total from investment operations	$0.02	(0.01)	0.50	(0.03)	(0.19)	0.22

Less distributions from:
Net investment income	$0.30	0.21	0.28	0.29	0.12	—
Total distributions	$0.30	0.21	0.28	0.29	0.12	—
Net asset value, end of period	$9.31	9.59	9.81	9.59	9.91	10.22

Total Return(3): %	0.15	(0.10)	5.26	(0.26)	(1.79)	1.09	*

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,343	7,397	8,832	9,597	9,830	10,739

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.50	1.50	1.50	1.50	1.50	1.06
Gross expenses prior to expense reimbursement/recoupment(4)%	1.43	1.50	1.59	1.57	1.53	1.19
Net investment income after reimbursement/recoupment(4)(5)%	2.88	2.66	2.11	3.01	2.66	1.34
Portfolio turnover rate %	1	2	66	48	121	113

	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.56	9.78	9.55	9.84	10.17	10.00

Income (loss) from investment operations:
Net investment income	$0.12	0.19	0.14	0.13	0.19	0.06
Net realized and unrealized gain (loss) on investments	$(0.14)	(0.28)	0.29	(0.20)	(0.45)	0.11
Total from investment operations	$(0.02)	(0.09)	0.43	(0.07)	(0.26)	0.17

Less distributions from:
Net investment income	$0.22	0.13	0.20	0.22	0.07	—
Total distributions	$0.22	0.13	0.20	0.22	0.07	—
Net asset value, end of period	$9.32	9.56	9.78	9.55	9.84	10.17

Total Return(3): %	(0.24)	(0.89)	4.56	(0.73)	(2.52)	0.79	*

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,135	57,904	71,530	76,430	80,416	87,907

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.25	1.65
Gross expenses prior to expense reimbursement/recoupment(4)%	2.18	2.25	2.34	2.32	2.28	1.78
Net investment income after reimbursement/recoupment(4)(5)%	2.13	1.91	1.36	2.26	1.91	0.75
Portfolio turnover rate %	1	2	66	48	121	113

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*              Represents performance beginning on first day of the Guarantee Period (June 1, 2000). Total return from commencement of offering of shares was 2.20% and 1.70% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

19

ING CLASSIC PRINCIPAL PROTECTION FUND IV (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	July 6, 2000(2) to October 31,
	2004		2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.29		9.69	9.44	9.78	9.74	10.00

Income (loss) from investment operations:
Net investment income	$0.25		0.42	0.35	0.18	0.26	0.05
Net realized and unrealized gain (loss) on investments	$(0.25)		(0.49)	0.30	(0.24)	(0.13)	(0.31)
Total from investment operations	$0.00	*	(0.07)	0.65	(0.06)	0.13	(0.26)

Less distributions from:
Net investment income	$0.45		0.33	0.40	0.28	0.09	—
Total distributions	$0.45		0.33	0.40	0.28	0.09	—
Net asset value, end of period	$8.84		9.29	9.69	9.44	9.78	9.74

Total Return(3): %	0.03		(0.77)	6.99	(0.62)	1.40	(3.37)**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,142		3,583	4,470	4,728	5,176	5,534

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.50		1.50	1.50	1.50	1.50	0.87
Gross expenses prior to expense reimbursement/recoupment(4)%	1.46		1.55	1.73	1.66	1.60	1.30
Net investment income after reimbursement/recoupment(4)(5)%	4.61		4.29	3.51	3.17	2.62	2.01
Portfolio turnover rate %	0.00	*	1	25	16	77	38

	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	July 6, 2000(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.26	9.65	9.40	9.71	9.72	10.00

Income (loss) from investment operations:
Net investment income	$0.20	0.35	0.27	0.14	0.19	0.05
Net realized and unrealized gain (loss) on investments	$(0.24)	(0.49)	0.31	(0.25)	(0.13)	(0.33)
Total from investment operations	$(0.04)	(0.14)	0.58	(0.11)	0.06	(0.28)

Less distributions from:
Net investment income	$0.38	0.25	0.33	0.20	0.07	—
Total distributions	$0.38	0.25	0.33	0.20	0.07	—
Net asset value, end of period	$8.84	9.26	9.65	9.40	9.71	9.72

Total Return(3): %	(0.45)	(1.46)	6.19	(1.08)	0.60	(3.38)**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$34,590	38,159	47,015	47,785	50,949	53,383

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.25	1.41
Gross expenses prior to expense reimbursement/recoupment(4)%	2.21	2.30	2.48	2.41	2.35	1.84
Net investment income after reimbursement/recoupment(4)(5)%	3.87	3.55	2.76	2.42	1.87	1.47
Portfolio turnover rate %	0.00 *	1	25	16	77	38

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                      Amount represents less than $0.01 or 1%.

**               Represents performance beginning on first day of the Guarantee Period (September 7, 2000). Total return from commencement of offering of shares was (2.60)% and (2.80)% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

20

ING INDEX PLUS PROTECTION FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	October 2, 2000(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.89	10.11	9.64	9.81	10.03	10.00

Income (loss) from investment operations:
Net investment income	$0.10	0.18	0.13	0.12	0.15	0.03
Net realized and unrealized gain (loss) on investments	$(0.09)	(0.25)	0.52	(0.17)	(0.30)	—
Total from investment operations	$0.01	(0.07)	0.65	(0.05)	(0.15)	0.03

Less distributions from:
Net investment income	$0.20	0.15	0.18	0.12	0.07	—
Total distributions	$0.20	0.15	0.18	0.12	0.07	—
Net asset value, end of period	$9.70	9.89	10.11	9.64	9.81	10.03

Total Return(3): %	0.13	(0.72)	6.76	(0.51)	(1.93)*	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,865	4,099	5,027	5,239	5,383	2,585

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.50	1.50	1.50	1.50	1.46	0.59
Gross expenses prior to expense reimbursement/recoupment(4)%	1.49	1.58	1.73	1.70	1.66	6.35
Net investment income after reimbursement/recoupment(4)(5)%	1.89	1.75	1.26	2.06	1.58	4.05
Portfolio turnover rate %	1	8	96	101	139	—

	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	October 2, 2000(2) to October 31,
	2004	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.85	10.07	9.61	9.74	10.02	10.00

Income (loss) from investment operations:
Net investment income	$0.07	0.10	0.05	0.07	0.07	0.02
Net realized and unrealized gain (loss) on investments	$(0.09)	(0.25)	0.51	(0.15)	(0.29)	—
Total from investment operations	$(0.02)	(0.15)	0.56	(0.08)	(0.22)	0.02

Less distributions from:
Net investment income	$0.12	0.07	0.10	0.05	0.06	—
Total distributions	$0.12	0.07	0.10	0.05	0.06	—
Net asset value, end of period	$9.71	9.85	10.07	9.61	9.74	10.02

Total Return(3): %	(0.22)	(1.51)	5.86	(0.86)	(2.61)*	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,398	30,107	38,561	40,205	42,346	17,572

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.21	1.31
Gross expenses prior to expense reimbursement/recoupment(4)%	2.24	2.33	2.48	2.45	2.41	7.06
Net investment income after reimbursement/recoupment(4)(5)%	1.14	1.00	0.51	1.31	0.83	3.33
Portfolio turnover rate %	1	8	96	101	139	—

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*              Represents performance beginning on first day of the Guarantee Period (December 1, 2000). Total return for year ended October 31, 2001 was (1.51%) and (2.21%) for Class A and Class B, respectively.

†               Total return from commencement of offering of shares was 0.30% and 0.20% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty separate funds which comprise the ING Series Fund, Inc. The four funds (each a “Fund”; collectively the “Funds”) that are in this report are: ING Classic Principal Protection Fund II (“Classic Principal Protection II” or “PPF II”), ING Classic Principal Protection Fund III (“Classic Principal Protection III” or “PPF III”), ING Classic Principal Protection Fund IV (“Classic Principal Protection IV” or “PPF IV”) and ING Index Plus Protection Fund (“Index Plus Protection” or “IPPF”). ING Classic Principal Protection Fund matured on October 6, 2004.

Each Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of each Fund’s Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Funds’ assets may become largely or entirely invested in the Fixed Component, which consists primarily of U.S. Government securities. Use of the Fixed Component reduces the Funds’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. Each Fund guarantees that the amount distributed, if any, to each shareholder at the end of the guarantee period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. Each Fund’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each Fund pays MBIA an annual guarantee fee of 0.33% of its average daily net assets.

	Offering Period	Guarantee Period	Maturity Date
PPF II*	10/07/99 – 12/20/99	12/21/99 – 12/20/04	12/20/04
PPF III*	03/01/00 – 05/31/00	06/01/00 – 05/31/05	05/31/05
PPF IV*	07/06/00 – 09/06/00	09/07/00 – 09/06/05	09/06/05
IPPF*	10/02/00 – 11/30/00	12/01/00 – 11/30/05	11/30/05	**

*                 Closed to new investors.

**          Guarantee Maturity Date for IPPF. After this date IPPF goes into the Index Plus Large Cap Period.

In accordance with the original fund prospectuses, PPF II, PPF III and PPF IV will liquidate on December 20, 2004, May 31, 2005 and September 6, 2005 respectively. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for PPF II, PPF III and PPF IV have been prepared in conformity with GAAP for investment companies.

Each Fund offers two classes of shares: Class A and Class B. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., “ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

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A.                                   Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.                                     Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.                                     Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

23

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.                                    Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E.                                      Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.                                      Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

G.                                     Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

H.                                    Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include

24

those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
PPF II	$236,794	$225,248
PPF III	777,884	742,862
PPF IV	121,783	117,939
IPPF	315,462	309,315

U.S. Government securities not included above were as follows:

	Purchases	Sales
PPF II	$—	$50,819,825
PPF III	—	7,517,293
PPF IV	—	4,372,932
IPPF	—	4,307,585

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.25% during its Offering Period and 0.65% during its Guarantee Period. IPPF will pay 0.45% during its Index Plus Large Cap Period, which begins December 1, 2005.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B
PPF II	0.25%	1.00%
PPF III	0.25%	1.00%
PPF IV	0.25%	1.00%
IPPF	0.25%	1.00%

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Payable to Advisor for Recoupment	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
PPF II	$37,974	$10,000	$4,674	$55,510	$108,158
PPF III	31,603	7,000	3,890	44,593	87,086
PPF IV	20,344	2,000	2,504	29,359	54,207
IPPF	16,296	—	2,006	22,677	40,979

25

The Funds have adopted a Deferred Compensation Plan (the “Plan”) which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2004, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Payable for Custody Fees	Payable for Guarantee Fees	Payable for Professional Fees	Payable for Transfer Agent Fees
PPF II	$16,735	$19,279	$16,459	$16,500
PPF III	18,025	16,045	21,345	9,752
PPF IV	13,139	10,327	24,373	12,694
IPPF	13,994	8,272	28,035	8,465

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC entered into a written Expense Limitation Agreement with each of the Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B
PPF II	1.50%	2.25%
PPF III	1.50%	2.25%
PPF IV	1.50%	2.25%
IPPF	1.50%	2.25%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of November 30, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

	November 30,
	2005	2006	2007	Total
PPF II	$27,794	$50,089	$—	$77,883
PPF III	16,516	45,754	—	62,270
PPF IV	69,242	91,514	—	160,756
IPPF	83,728	70,464	2,321	156,513

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreements within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended November 30, 2004, the Funds did not have any loans outstanding under the line of credit.

26

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Classic Principal Protection II (Number of Shares)
Dividends reinvested	—	21,831	—	195,068
Shares redeemed	(51,051)	(250,537)	(533,386)	(1,468,258)
Net decrease in shares outstanding	(51,051)	(228,706)	(533,386)	(1,273,190)

Classic Principal Protection II ($)
Dividends reinvested	$—	$200,849	$—	$1,798,534
Shares redeemed	(469,516)	(2,335,812)	(4,889,183)	(13,651,385)
Net decrease	$(469,516)	$(2,134,963)	$(4,889,183)	$(11,852,851)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Classic Principal Protection III (Number of Shares)
Dividends reinvested	20,356	17,427	121,899	95,866
Shares redeemed	(110,642)	(146,104)	(588,591)	(1,354,196)
Net decrease in shares outstanding	(90,286)	(128,677)	(466,692)	(1,258,330)

Classic Principal Protection III ($)
Dividends reinvested	$189,721	$167,121	$1,137,317	$887,091
Shares redeemed	(1,061,362)	(1,382,359)	(5,614,608)	(13,072,053)
Net decrease	$(871,641)	$(1,215,238)	$(4,477,291)	$(12,184,962)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Classic Principal Protection IV (Number of Shares)
Dividends reinvested	16,482	14,782	153,573	116,484
Shares redeemed	(46,512)	(90,457)	(362,400)	(866,285)
Net decrease in shares outstanding	(30,030)	(75,675)	(208,827)	(749,801)

Classic Principal Protection IV ($)
Dividends reinvested	$145,698	$137,654	$1,359,119	$1,084,654
Shares redeemed	(431,964)	(853,688)	(3,341,435)	(8,178,974)
Net decrease	$(286,266)	$(716,034)	$(1,982,316)	$(7,094,320)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Index Plus Protection (Number of Shares)
Dividends reinvested	7,959	6,530	31,538	23,993
Shares redeemed	(23,961)	(89,148)	(368,501)	(796,771)
Net decrease in shares outstanding	(16,002)	(82,618)	(336,963)	(772,778)

Index Plus Protection ($)
Dividends reinvested	$77,200	$64,643	$306,549	$237,523
Shares redeemed	(237,060)	(892,131)	(3,628,043)	(7,935,419)
Net decrease	$(159,860)	$(827,488)	$(3,321,494)	$(7,697,896)

27

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were as follows:

	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Classic Principal Protection II	$—	$2,072,697
Classic Principal Protection III	1,385,943	1,097,764
Classic Principal Protection IV	1,585,695	1,270,666
Index Plus Protection	399,773	310,318

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

	Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryforwards	Expiration Dates
Classic Principal Protection II	$935,098	$1,377,353	$(11,563,608)	2004
Classic Principal Protection III	$577,164	$1,690,629	$(6,630,971)	2005
Classic Principal Protection IV	$659,875	$2,173,349	$(7,134,379)	2005
Index Plus Protection	$163,695	$607,812	$(1,678,932)	2010

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice

28

from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form  8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

29

ING CLASSIC PRINCIPAL PROTECTION FUND II

PORTFOLIO OF INVESTMENTS

AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 1.1%
		Advertising: 0.0%
11	@	Interpublic Group of Cos., Inc.	$137
13		Omnicom Group, Inc.	1,053
			1,190
		Aerospace/Defense: 0.0%
96		Boeing Co.	5,143
18		General Dynamics Corp.	1,950
10		Goodrich Corp.	318
30		Lockheed Martin Corp.	1,825
24		Northrop Grumman Corp.	1,352
52		Raytheon Co.	2,098
12		Rockwell Collins, Inc.	478
34		United Technologies Corp.	3,318
			16,482
		Agriculture: 0.0%
136		Altria Group, Inc.	7,819
42		Archer-Daniels-Midland Co.	890
20		Monsanto Co.	920
10		Reynolds American, Inc.	756
20		UST, Inc.	881
			11,266
		Apparel: 0.0%
21	@	Coach, Inc.	1,047
12		Jones Apparel Group, Inc.	426
10		Liz Claiborne, Inc.	411
29		Nike, Inc.	2,455
5		Reebok Intl. Ltd.	194
12		VF Corp.	648
			5,181
		Auto Manufacturers: 0.0%
210		Ford Motor Co.	2,978
36		General Motors Corp.	1,389
20		PACCAR, Inc.	1,562
			5,929
		Auto Parts and Equipment: 0.0%
11		Dana Corp.	180
21	@	Goodyear Tire & Rubber Co.	265
12		Johnson Controls, Inc.	737
			1,182
25		Banks: 0.1% AmSouth Bancorporation 648
271		Bank of America Corp.	12,539
37		BB&T Corp.	1,571
16		Comerica, Inc.	984
15		Fifth Third Bancorp	755
10		First Horizon National Corp.	437
14		Huntington Bancshares, Inc.	340
37		KeyCorp	1,232
8		M & T Bank Corp.	843
15		Marshall & Ilsley Corp.	625
27		Mellon Financial Corp.	789
62		National City Corp.	2,299
13		North Fork Bancorporation, Inc.	374
15		Northern Trust Corp.	706
19		PNC Financial Services Group, Inc.	1,034
31		Regions Financial Corp.	1,085
9		State Street Corp.	401
23		SunTrust Banks, Inc.	1,640
9		Synovus Financial Corp.	243
22		The Bank of New York Co., Inc.	724
126		U.S. Bancorp	3,733
145		Wachovia Corp.	7,504
114		Wells Fargo & Co.	7,042
6		Zions Bancorporation	399
			47,947
		Beverages: 0.0%
2		Adolph Coors Co.	150
54		Anheuser-Busch Cos., Inc.	2,705
8		Brown-Forman Corp.	384
162		Coca-Cola Co.	6,368
32		Coca-Cola Enterprises, Inc.	666
20		Pepsi Bottling Group, Inc.	560
115		PepsiCo, Inc.	5,740
			16,573
		Biotechnology: 0.0%
85	@	Amgen, Inc.	5,104
22	@	Biogen Idec, Inc.	1,291
15	@	Genzyme Corp.	840
5	@	MedImmune, Inc.	133
3	@	Millipore Corp.	146
			7,514
		Building Materials: 0.0%
15	@	American Standard Cos., Inc.	584
30		Masco Corp.	1,058
10		Vulcan Materials Co.	519
			2,161
		Chemicals: 0.0%
15		Air Products & Chemicals, Inc.	859
5		Ashland, Inc.	296
64		Dow Chemical Co.	3,229
68		E.I. du Pont de Nemours & Co.	3,081
5		Eastman Chemical Co.	272
8		Ecolab, Inc.	280
13		Engelhard Corp.	389
6		International Flavors & Fragrances, Inc.	243
21		PPG Industries, Inc.	1,417
22		Praxair, Inc.	988
16		Rohm & Haas Co.	705
16		Sherwin-Williams Co.	714
5		Sigma-Aldrich Corp.	299
			12,772
		Commercial Services: 0.0%
12	@	Apollo Group, Inc.	956
72		Cendant Corp.	1,632
5		Deluxe Corp.	198
9		Equifax, Inc.	249
16		H&R Block, Inc.	763
20		McKesson Corp.	591
9		Moody’s Corp.	727
25		Paychex, Inc.	829
14		R.R. Donnelley & Sons Co.	486
7		Robert Half Intl., Inc.	189
			6,620
		Computers: 0.1%
8	@	Affiliated Computer Services, Inc.	473
43	@	Apple Computer, Inc.	2,883
13	@	Computer Sciences Corp.	703
227	@	Dell, Inc.	9,199
35		Electronic Data Systems Corp.	786
165	@	EMC Corp.	2,214
29	@	Gateway, Inc.	197
204		Hewlett-Packard Co.	4,081
151		International Business Machines Corp.	14,231
9	@	Lexmark Intl., Inc.	764
6	@	NCR Corp.	358
20	@	Network Appliance, Inc.	603

See Accompanying Notes to Financial Statements

30

Shares			Value
		Computers (continued)
386	@	Sun Microsystems, Inc.	$2,142
20	@	Sungard Data Systems, Inc.	530
20	@	Unisys Corp.	230
			39,394
		Cosmetics/Personal Care: 0.0%
8		Alberto-Culver Co.	370
30		Avon Products, Inc.	1,126
36		Colgate-Palmolive Co.	1,656
114		Gillette Co.	4,958
46		Kimberly-Clark Corp.	2,926
291		Procter & Gamble Co.	15,563
			26,599
		Distribution/Wholesale: 0.0%
10		Genuine Parts Co.	434
11		W.W. Grainger, Inc.	681
			1,115
		Diversified Financial Services: 0.1%
86		American Express Co.	4,791
8		Bear Stearns Cos., Inc.	781
16		Capital One Financial Corp.	1,257
19		CIT Group, Inc.	812
351		Citigroup, Inc.	15,707
62		Countrywide Financial Corp.	2,059
21	@	E*TRADE Financial Corp.	291
64		Fannie Mae	4,397
6		Federated Investors, Inc.	177
16		Franklin Resources, Inc.	1,050
47		Freddie Mac	3,208
33		Goldman Sachs Group, Inc.	3,457
97		J.P. Morgan Chase & Co.	3,652
6		Janus Capital Group, Inc.	99
20		Lehman Brothers Holdings, Inc.	1,676
86		MBNA Corp.	2,284
64		Merrill Lynch & Co., Inc.	3,565
30		Morgan Stanley	1,523
30	@	Providian Financial Corp.	482
29		SLM Corp.	1,484
			52,752
		Electric: 0.0%
38	@	AES Corp.	465
10	@	Allegheny Energy, Inc.	191
6		Ameren Corp.	291
29		American Electric Power Co., Inc.	991
2		Cinergy Corp.	83
17		Consolidated Edison, Inc.	745
12		Constellation Energy Group, Inc.	524
11		Dominion Resources, Inc.	720
11		DTE Energy Co.	483
86		Duke Energy Corp.	2,175
28		Edison Intl.	893
16		Entergy Corp.	1,037
48		Exelon Corp.	2,002
22		FirstEnergy Corp.	929
13		FPL Group, Inc.	914
10		NiSource, Inc.	218
28	@	PG&E Corp.	931
5		Pinnacle West Capital Corp.	221
18		PPL Corp.	935
16		Public Service Enterprise Group, Inc.	704
49		Southern Co.	1,607
15		TECO Energy, Inc.	224
28		TXU Corp.	1,759
26		Xcel Energy, Inc.	470
			19,512
		Electrical Components and Equipment: 0.0%
38		Emerson Electric Co.	2,539
			2,539
		Electronics: 0.0%
31	@	Agilent Technologies, Inc.	709
13		Applera Corp. — Applied Biosystems Group	267
8	@	Fisher Scientific Intl.	452
12	@	Jabil Circuit, Inc.	301
9		Parker Hannifin Corp.	673
10		PerkinElmer, Inc.	213
14	@	Sanmina-SCI Corp.	124
53	@	Solectron Corp.	331
5		Tektronix, Inc.	157
10	@	Thermo Electron Corp.	303
8	@	Waters Corp.	373
			3,903
		Engineering and Construction: 0.0%
6		Fluor Corp.	311
			311
		Entertainment: 0.0%
24		International Game Technology	848
			848
		Environmental Control: 0.0%
38		Waste Management, Inc.	1,133
			1,133
		Food: 0.0%
20		Albertson’s, Inc.	506
16		Campbell Soup Co.	456
38		ConAgra Foods, Inc.	1,028
25		General Mills, Inc.	1,137
24		H.J. Heinz Co.	892
18		Hershey Foods Corp.	932
26		Kellogg Co.	1,136
19	@	Kroger Co.	307
10		McCormick & Co., Inc.	365
11	@	Safeway, Inc.	212
50		Sara Lee Corp.	1,174
12		SUPERVALU, Inc.	379
19		Wm. Wrigley Jr. Co.	1,308
			9,832
		Forest Products and Paper: 0.0%
19		Georgia-Pacific Corp.	696
35		International Paper Co.	1,453
11		Louisiana-Pacific Corp.	269
13		MeadWestvaco Corp.	437
12		Plum Creek Timber Co., Inc.	444
5		Temple-Inland, Inc.	298
27		Weyerhaeuser Co.	1,782
			5,379
		Gas: 0.0%
12		KeySpan Corp.	474
5		Nicor, Inc.	185
25		Sempra Energy	924
			1,583
		Hand/Machine Tools: 0.0%
8		Black & Decker Corp.	673
4		Snap-On, Inc.	126
6		Stanley Works	281
			1,080

See Accompanying Notes to Financial Statements

31

Shares			Value
		Healthcare-Products: 0.0%
5		Bausch & Lomb, Inc.	$294
42		Baxter Intl., Inc.	1,329
18		Becton Dickinson & Co.	986
20		Biomet, Inc.	957
56	@	Boston Scientific Corp.	1,949
10		C.R. Bard, Inc.	599
21		Guidant Corp.	1,361
272		Johnson & Johnson	16,408
82		Medtronic, Inc.	3,941
30	@	St. Jude Medical, Inc.	1,144
10		Stryker Corp.	440
17	@	Zimmer Holdings, Inc.	1,387
			30,795
		Healthcare-Services: 0.0%
17	@	Humana, Inc.	422
9	@	Laboratory Corp. Of America Holdings	432
6		Manor Care, Inc.	207
3		Quest Diagnostics, Inc.	281
75		UnitedHealth Group, Inc.	6,213
17	@	WellPoint Health Networks, Inc.	2,127
13	@	WellPoint, Inc.	1,317
			10,999
		Home Builders: 0.0%
8		Centex Corp.	420
			420
		Home Furnishings: 0.0%
12		Leggett & Platt, Inc.	358
7		Whirlpool Corp.	452
			810
		Household Products/Wares: 0.0%
7		Avery Dennison Corp.	411
19		Clorox Co.	1,047
10		Fortune Brands, Inc.	785
			2,243
		Housewares: 0.0%
19		Newell Rubbermaid, Inc.	439
			439
		Insurance: 0.1%
26	@@	ACE Ltd.	1,051
34		AFLAC, Inc.	1,279
65		Allstate Corp.	3,283
6		AMBAC Financial Group, Inc.	488
297		American International Group, Inc.	18,815
30		AON Corp.	634
21		Chubb Corp.	1,600
16		CIGNA Corp.	1,120
11		Cincinnati Financial Corp.	493
20		Hartford Financial Services Group, Inc.	1,280
9		Jefferson-Pilot Corp.	443
16		Lincoln National Corp.	736
17		Loews Corp.	1,188
34		Marsh & McLennan Cos., Inc.	972
10		MBIA, Inc.	600
68		MetLife, Inc.	2,652
9		MGIC Investment Corp.	612
21		Principal Financial Group	791
18		Progressive Corp.	1,638
59		Prudential Financial, Inc.	2,888
13		Safeco Corp.	630
10		Torchmark Corp.	549
21		UnumProvident Corp.	327
9	@@	XL Capital Ltd.	678
			44,747
		Internet: 0.0%
44	@	eBay, Inc.	4,947
34	@	Symantec Corp.	2,170
92	@	Yahoo!, Inc.	3,461
			10,578
		Iron/Steel: 0.0%
8		Allegheny Technologies, Inc.	176
10		Nucor Corp.	529
14		United States Steel Corp.	733
			1,438
		Leisure Time: 0.0%
9		Brunswick Corp.	439
42		Carnival Corp.	2,227
21		Harley-Davidson, Inc.	1,214
9		Sabre Holdings Corp.	208
			4,088
10		Lodging: 0.0% Harrah’s Entertainment, Inc.	614
24		Hilton Hotels Corp.	496
15		Marriott Intl., Inc.	852
13		Starwood Hotels & Resorts Worldwide, Inc.	680
			2,642
		Machinery-Construction and Mining: 0.0%
9		Caterpillar, Inc.	824
			824
		Machinery-Diversified: 0.0%
3		Cummins, Inc.	239
18		Deere & Co.	1,291
12		Rockwell Automation, Inc.	568
			2,098
		Media: 0.0%
20		Clear Channel Communications, Inc.	674
149	@	Comcast Corp.	4,476
18		Gannett Co., Inc.	1,485
3		Knight-Ridder, Inc.	204
18		McGraw-Hill Cos., Inc.	1,579
5		Meredith Corp.	264
10		New York Times Co.	410
310	@	Time Warner, Inc.	5,489
9		Tribune Co.	390
8	@	Univision Communications, Inc.	241
48		Viacom, Inc.	1,666
140		Walt Disney Co.	3,763
			20,641
		Metal Fabricate/Hardware: 0.0%
5		Worthington Industries, Inc.	108
			108
		Mining: 0.0%
7		Phelps Dodge Corp.	680
			680
		Miscellaneous Manufacturing: 0.1%
53		3M Co.	4,218
8		Cooper Industries Ltd.	530
20		Danaher Corp.	1,138
14		Dover Corp.	566
25		Eastman Kodak Co.	818

See Accompanying Notes to Financial Statements

32

Shares			Value
		Miscellaneous Manufacturing (continued)
9		Eaton Corp.	$607
705		General Electric Co.	24,928
57		Honeywell International, Inc.	2,014
21		Illinois Tool Works, Inc.	1,979
11	@@	Ingersoll-Rand Co.	819
6		ITT Industries, Inc.	511
10		Pall Corp.	271
10		Textron, Inc.	726
135	@@	Tyco Intl. Ltd.	4,586
			43,711
		Office/Business Equipment: 0.0%
16		Pitney Bowes, Inc.	700
52	@	Xerox Corp.	797
			1,497
		Oil and Gas: 0.2%
6		Amerada Hess Corp.	533
17		Anadarko Petroleum Corp.	1,183
22		Apache Corp.	1,189
45		Burlington Resources, Inc.	2,088
218		ChevronTexaco Corp.	11,903
53		ConocoPhillips	4,822
52		Devon Energy Corp.	2,154
6		EOG Resources, Inc.	450
536		Exxon Mobil Corp.	27,470
9		Kerr-McGee Corp.	560
22		Marathon Oil Corp.	868
4	@, @@	Nabors Industries Ltd.	208
9	@	Noble Corp.	436
27		Occidental Petroleum Corp.	1,626
9		Sunoco, Inc.	743
17	@	Transocean, Inc.	685
23		Unocal Corp.	1,059
28		Valero Energy Corp.	1,310
			59,287
		Oil and Gas Services: 0.0%
22		Baker Hughes, Inc.	975
9		BJ Services Co.	456
30		Halliburton Co.	1,241
			2,672
		Packaging and Containers: 0.0%
10		Ball Corp.	448
10		Bemis Co.	278
15	@	Pactiv Corp.	373
6	@	Sealed Air Corp.	308
			1,407
		Pharmaceuticals: 0.1%
103		Abbott Laboratories	4,322
8		Allergan, Inc.	588
7		AmerisourceBergen Corp.	413
128		Bristol-Myers Squibb Co.	3,008
29		Cardinal Health, Inc.	1,516
52	@	Caremark Rx, Inc.	1,860
36		Eli Lilly & Co.	1,920
5	@	Express Scripts, Inc.	360
24	@	Forest Laboratories, Inc.	935
28	@	Gilead Sciences, Inc.	965
10	@	Hospira, Inc.	322
21	@	King Pharmaceuticals, Inc.	261
18	@	Medco Health Solutions, Inc.	679
148		Merck & Co., Inc.	4,147
507		Pfizer, Inc.	14,079
96		Schering-Plough Corp.	1,714
90		Wyeth	3,588
			40,677
		Pipelines: 0.0%
46	@	Dynegy, Inc.	260
36		El Paso Corp.	376
4		Kinder Morgan, Inc.	277
33		Williams Cos., Inc.	550
			1,463
		Real Estate Investment Trusts: 0.0%
11		Equity Office Properties Trust	302
11		ProLogis	443
14		Simon Property Group, Inc.	869
			1,614
		Retail: 0.1%
20	@	Bed Bath & Beyond, Inc.	799
22		Best Buy Co., Inc.	1,240
18		Circuit City Stores, Inc.	281
51		Costco Wholesale Corp.	2,479
26		CVS Corp.	1,180
11		Darden Restaurants, Inc.	300
8		Dillard’s, Inc.	201
12		Federated Department Stores, Inc.	658
80		Gap, Inc.	1,748
252		Home Depot, Inc.	10,520
31		J.C. Penney Co., Inc. Holding Co.	1,197
13	@	Kohl’s Corp.	600
42		Limited Brands, Inc.	1,026
52		Lowe’s Cos., Inc.	2,877
19		May Department Stores Co.	534
85		McDonald’s Corp.	2,613
9		Nordstrom, Inc.	394
22	@	Office Depot, Inc.	361
10		RadioShack Corp.	316
45		Staples, Inc.	1,436
26	@	Starbucks Corp.	1,463
60		Target Corp.	3,073
33		TJX Cos., Inc.	777
15	@	Toys R US, Inc.	290
284		Wal-Mart Stores, Inc.	14,784
94		Walgreen Co.	3,588
13		Wendy’s Intl., Inc.	464
19		Yum! Brands, Inc.	863
			56,062
		Savings and Loans: 0.0%
11		Golden West Financial Corp.	1,312
12		Sovereign Bancorp, Inc.	262
60		Washington Mutual, Inc.	2,442
			4,016
		Semiconductors: 0.0%
10	@	Advanced Micro Devices, Inc.	213
24	@	Altera Corp.	544
20		Analog Devices, Inc.	739
114	@	Applied Materials, Inc.	1,897
429		Intel Corp.	9,587
12	@	KLA-Tencor Corp.	541
22	@	Linear Technology Corp.	840
10		Maxim Integrated Products, Inc.	410
25	@	National Semiconductor Corp.	387
6	@	Qlogic Corp.	206
47		Texas Instruments, Inc.	1,136
			16,500
		Software: 0.1%
17		Adobe Systems, Inc.	1,030
11		Autodesk, Inc.	720
39		Automatic Data Processing, Inc.	1,776
20	@	BMC Software, Inc.	372
17	@	Citrix Systems, Inc.	401
40		Computer Associates Intl., Inc.	1,221

See Accompanying Notes to Financial Statements

33

Shares			Value
		Software (continued)
34	@	Compuware Corp.	$196
11	@	Electronic Arts, Inc.	538
60		First Data Corp.	2,465
15	@	Fiserv, Inc.	578
20		IMS Health, Inc.	451
14	@	Intuit, Inc.	586
726		Microsoft Corp.	19,463
22	@	Novell, Inc.	134
594	@	Oracle Corp.	7,520
22	@	Parametric Technology Corp.	129
24	@	PeopleSoft, Inc.	567
43	@	Siebel Systems, Inc.	433
28	@	Veritas Software Corp.	613
			39,193
		Telecommunications: 0.1%
30		Alltel Corp.	1,701
18		AT&T Corp.	329
30	@	Avaya, Inc.	493
125		BellSouth Corp.	3,353
10		CenturyTel, Inc.	329
454	@	Cisco Systems, Inc.	8,494
16		Citizens Communications Co.	229
10	@	Comverse Technology, Inc.	213
92	@	Corning, Inc.	1,157
279	@	Lucent Technologies, Inc.	1,096
213		Motorola, Inc.	4,102
74	@	Nextel Communications, Inc.	2,106
108		Qualcomm, Inc.	4,495
126	@	Qwest Communications Intl., Inc.	504
226		SBC Communications, Inc.	5,688
11		Scientific-Atlanta, Inc.	326
92		Sprint Corp.	2,099
30	@	Tellabs, Inc.	257
188		Verizon Communications, Inc.	7,751
			44,722
		Textiles: 0.0%
10		Cintas Corp.	447
			447
		Toys/Games/Hobbies: 0.0%
8		Hasbro, Inc.	152
28		Mattel, Inc.	531
			683
		Transportation: 0.0%
24		Burlington Northern Santa Fe Corp.	1,081
15		CSX Corp.	572
28		FedEx Corp.	2,661
34		Norfolk Southern Corp.	1,167
5		Ryder System, Inc.	268
6		Union Pacific Corp.	381
76		United Parcel Service, Inc.	6,395
			12,525
		Total Common Stock (Cost $566,020)	760,823

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 35.5%
	Federal Home Loan Mortgage Corporation: 35.5%
$25,000,000	1.820%, due 12/14/04	$24,982,351
	Total U.S. Government Agency Obligations (Cost $24,958,151)	24,982,351
	Total Long-Term Investments (Cost $25,524,171)	25,743,174

SHORT-TERM INVESTMENTS: 63.7%
	Commercial Paper: 30.4%
3,400,000	Blue Ridge Asset Funding, 2.050%, due 12/17/04	3,396,708
3,400,000	Bristol-Myers Squibb Co, 1.060%, due 12/15/04	3,397,082
2,100,000	Danske Corp., 2.090%, due 12/20/04	2,097,562
1,100,000	General Electric Capital Corp., 2.050%, due 12/16/04	1,098,998
3,400,000	Jupiter Securitization, 2.080%, due 12/17/04	3,396,661
3,400,000	St. Germain Holding Ltd., 2.060%, due 12/15/04	3,397,081
3,400,000	Thunder Bay Funding, Inc., 2.060%, due 12/20/04	3,396,109
1,266,000	Windmill Funding, 2.090%, due 12/20/04	1,264,530
	Total Commercial Paper (Cost $21,445,962)	21,444,731
	U.S. Government Agency Obligations: 14.1%
5,000,000	Fannie Mae, 2.020%, due 12/20/04	4,994,389
5,000,000	Freddie Mac, 2.000%, due 12/20/04	4,994,444
	Total U.S. Government Agency Obligations (Cost $9,989,392)	9,988,833
	Repurchase Agreement: 19.2%
13,498,000	Morgan Stanley Repurchase Agreement dated 11/30/04, 2.070% due 12/01/04, $13,498,776 to be received upon repurchase (Collateralized by $13,875,000 various U.S. Government Agencies Obligations, 1.480-6.000%, Market Value plus accrued interest $13,877,956, due 03/04/05-05/30/23)	13,498,000
	Total Repurchase Agreement (Cost $13,498,000)	13,498,000
	Total Short-Term Investments (Cost $44,933,354)	44,931,564

Total Investments In Securities (Cost $70,457,525)*	100.3%	$70,674,738
Other Assets and Liabilities-Net	(0.3)	(217,707)
Net Assets	100.0%	$70,457,031

See Accompanying Notes to Financial Statements

34

@                                                                                    Non-income producing security

@@                                                                        Foreign issuer

*                                                                                         Cost for federal income tax purposes is $70,558,634. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$124,407
Gross Unrealized Depreciation	(8,303)
Net Unrealized Appreciation	$116,104

See Accompanying Notes to Financial Statements

35

ING CLASSIC PRINCIPAL PROTECTION FUND III

PORTFOLIO OF INVESTMENTS

AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 4.2%
		Advertising: 0.0%
30	@	Interpublic Group of Cos., Inc.	$372
40		Omnicom Group, Inc.	3,240
			3,612
		Aerospace/Defense: 0.1%
310		Boeing Co.	16,607
70		General Dynamics Corp.	7,585
30		Goodrich Corp.	953
100		Lockheed Martin Corp.	6,084
80		Northrop Grumman Corp.	4,506
170		Raytheon Co.	6,858
40		Rockwell Collins, Inc.	1,594
110		United Technologies Corp.	10,734
			54,921
		Agriculture: 0.1%
450		Altria Group, Inc.	25,870
133		Archer-Daniels-Midland Co.	2,820
60		Monsanto Co.	2,761
30		Reynolds American, Inc.	2,269
50		UST, Inc.	2,202
			35,922
		Apparel: 0.0%
70	@	Coach, Inc.	3,489
40		Jones Apparel Group, Inc.	1,421
30		Liz Claiborne, Inc.	1,232
100		Nike, Inc.	8,465
20		Reebok Intl. Ltd.	778
40		VF Corp.	2,160
			17,545
		Auto Manufacturers: 0.0%
680		Ford Motor Co.	9,642
120		General Motors Corp.	4,631
67		PACCAR, Inc.	5,233
			19,506
		Auto Parts and Equipment: 0.0%
40		Dana Corp.	654
70	@	Goodyear Tire & Rubber Co.	883
40		Johnson Controls, Inc.	2,456
			3,993
		Banks: 0.4%
80		AmSouth Bancorporation	2,074
886		Bank of America Corp.	40,994
120		BB&T Corp.	5,094
50		Comerica, Inc.	3,075
50		Fifth Third Bancorp	2,518
30		First Horizon National Corp.	1,311
40		Huntington Bancshares, Inc.	970
120		KeyCorp	3,995
30		M & T Bank Corp.	3,162
50		Marshall & Ilsley Corp.	2,085
90		Mellon Financial Corp.	2,630
200		National City Corp.	7,416
45		North Fork Bancorporation, Inc.	1,296
50		Northern Trust Corp.	2,352
60		PNC Financial Services Group, Inc.	3,264
101		Regions Financial Corp.	3,534
30		State Street Corp.	1,337
80		SunTrust Banks, Inc.	5,704
30		Synovus Financial Corp.	810
70		The Bank of New York Co., Inc.	2,304
409		U.S. Bancorp	12,119
472		Wachovia Corp.	24,426
370		Wells Fargo & Co.	22,855
20		Zions Bancorporation	1,330
			156,655
		Beverages: 0.1%
10		Adolph Coors Co.	749
180		Anheuser-Busch Cos., Inc.	9,016
20		Brown-Forman Corp.	960
520		Coca-Cola Co.	20,442
100		Coca-Cola Enterprises, Inc.	2,080
70		Pepsi Bottling Group, Inc.	1,961
360		PepsiCo, Inc.	17,968
			53,176
		Biotechnology: 0.0%
276	@	Amgen, Inc.	16,570
70	@	Biogen Idec, Inc.	4,108
50	@	Genzyme Corp.	2,801
20	@	MedImmune, Inc.	532
10	@	Millipore Corp.	487
			24,498
		Building Materials: 0.0%
40	@	American Standard Cos., Inc.	1,558
90		Masco Corp.	3,173
30		Vulcan Materials Co.	1,556
			6,287
		Chemicals: 0.1%
50		Air Products & Chemicals, Inc.	2,863
20		Ashland, Inc.	1,183
220		Dow Chemical Co.	11,102
220		E.I. du Pont de Nemours & Co.	9,970
20		Eastman Chemical Co.	1,088
20		Ecolab, Inc.	700
30		Engelhard Corp.	897
20		International Flavors & Fragrances, Inc.	810
60		PPG Industries, Inc.	4,048
80		Praxair, Inc.	3,592
60		Rohm & Haas Co.	2,645
50		Sherwin-Williams Co.	2,230
20		Sigma-Aldrich Corp.	1,195
			42,323
		Commercial Services: 0.0%
40	@	Apollo Group, Inc.	3,188
230		Cendant Corp.	5,213
10		Deluxe Corp.	395
40		Equifax, Inc.	1,105
50		H&R Block, Inc.	2,385
60		McKesson Corp.	1,773
30		Moody’s Corp.	2,423
80		Paychex, Inc.	2,653
40		R.R. Donnelley & Sons Co.	1,388
50		Robert Half Intl., Inc.	1,352
			21,875
		Computers: 0.2%
30	@	Affiliated Computer Services, Inc.	1,775
140	@	Apple Computer, Inc.	9,387
40	@	Computer Sciences Corp.	2,164
720	@	Dell, Inc.	29,174
110		Electronic Data Systems Corp.	2,470
530	@	EMC Corp.	7,113
90	@	Gateway, Inc.	613
673		Hewlett-Packard Co.	13,460
490		International Business Machines Corp.	46,177
30	@	Lexmark Intl., Inc.	2,547
20	@	NCR Corp.	1,195

See Accompanying Notes to Financial Statements

36

Shares			Value
		Computers (continued)
90	@	Network Appliance, Inc.	$2,714
1,240	@	Sun Microsystems, Inc.	6,882
70	@	Sungard Data Systems, Inc.	1,856
80	@	Unisys Corp.	919
			128,446
		Cosmetics/Personal Care: 0.1%
35		Alberto-Culver Co.	1,621
100		Avon Products, Inc.	3,754
120		Colgate-Palmolive Co.	5,519
370		Gillette Co.	16,091
150		Kimberly-Clark Corp.	9,542
930		Procter & Gamble Co.	49,736
			86,263
		Distribution/Wholesale: 0.0%
30		Genuine Parts Co.	1,302
30		W.W. Grainger, Inc.	1,856
			3,158
		Diversified Financial Services: 0.4%
270		American Express Co.	15,041
20		Bear Stearns Cos., Inc.	1,952
50		Capital One Financial Corp.	3,929
60		CIT Group, Inc.	2,565
1,123		Citigroup, Inc.	50,253
208		Countrywide Financial Corp.	6,908
90	@	E*TRADE Financial Corp.	1,247
210		Fannie Mae	14,427
20		Federated Investors, Inc.	588
50		Franklin Resources, Inc.	3,282
150		Freddie Mac	10,239
100		Goldman Sachs Group, Inc.	10,476
316		J.P. Morgan Chase & Co.	11,897
50		Janus Capital Group, Inc.	828
60		Lehman Brothers Holdings, Inc.	5,027
270		MBNA Corp.	7,171
210		Merrill Lynch & Co., Inc.	11,699
100		Morgan Stanley	5,075
90	@	Providian Financial Corp.	1,445
90		SLM Corp.	4,605
			168,654
		Electric: 0.1%
140	@	AES Corp.	1,714
20		Ameren Corp.	968
90		American Electric Power Co., Inc.	3,075
20		Cinergy Corp.	828
50		Consolidated Edison, Inc.	2,193
40		Constellation Energy Group, Inc.	1,748
30		Dominion Resources, Inc.	1,964
40		DTE Energy Co.	1,755
280		Duke Energy Corp.	7,079
70		Edison Intl	2,233
50		Entergy Corp.	3,241
140		Exelon Corp.	5,839
70		FirstEnergy Corp.	2,956
40		FPL Group, Inc.	2,813
90	@	PG&E Corp.	2,993
20		Pinnacle West Capital Corp.	884
60		PPL Corp.	3,117
50		Public Service Enterprise Group, Inc.	2,200
160		Southern Co.	5,246
50		TECO Energy, Inc.	748
90		TXU Corp.	5,654
80		Xcel Energy, Inc.	1,445
			60,693
		Electrical Components and Equipment: 0.0%
120		Emerson Electric Co.	8,018
			8,018
		Electronics: 0.0%
100	@	Agilent Technologies, Inc.	2,289
60		Applera Corp. — Applied Biosystems Group	1,230
30	@	Fisher Scientific Intl	1,696
40	@	Jabil Circuit, Inc.	1,002
30		Parker Hannifin Corp.	2,244
30		PerkinElmer, Inc.	640
100	@	Sanmina-SCI Corp.	883
170	@	Solectron Corp.	1,063
20		Tektronix, Inc.	627
40	@	Thermo Electron Corp.	1,210
30	@	Waters Corp.	1,400
			14,284
		Engineering and Construction: 0.0%
20		Fluor Corp.	1,038
			1,038
		Entertainment: 0.0%
70		International Game Technology	2,475
			2,475
		Environmental Control: 0.0%
130		Waste Management, Inc.	3,875
			3,875
		Food: 0.1%
80		Albertson’s, Inc.	2,024
40		Campbell Soup Co.	1,141
120		ConAgra Foods, Inc.	3,246
80		General Mills, Inc.	3,639
80		H.J. Heinz Co.	2,973
60		Hershey Foods Corp.	3,108
80		Kellogg Co.	3,496
60	@	Kroger Co.	971
30		McCormick & Co., Inc.	1,094
40	@	Safeway, Inc.	771
170		Sara Lee Corp.	3,992
50		SUPERVALU, Inc.	1,580
70		Wm. Wrigley Jr. Co.	4,815
			32,850
		Forest Products and Paper: 0.0%
60		Georgia-Pacific Corp.	2,197
110		International Paper Co.	4,567
30		Louisiana-Pacific Corp.	734
40		MeadWestvaco Corp.	1,346
40		Plum Creek Timber Co., Inc.	1,480
20		Temple-Inland, Inc.	1,192
70		Weyerhaeuser Co.	4,620
			16,136
		Gas: 0.0%
40		KeySpan Corp.	1,581
20		Nicor, Inc.	738
50		Sempra Energy	1,849
			4,168
		Hand/Machine Tools: 0.0%
30		Black & Decker Corp.	2,523
20		Snap-On, Inc.	632
20		Stanley Works	935
			4,090

See Accompanying Notes to Financial Statements

37

Shares			Value
		Healthcare — Products: 0.2%
10		Bausch & Lomb, Inc.	$589
140		Baxter Intl., Inc.	4,431
70		Becton Dickinson & Co.	3,835
50		Biomet, Inc.	2,394
180	@	Boston Scientific Corp.	6,266
20		C.R. Bard, Inc.	1,198
70		Guidant Corp.	4,538
860		Johnson & Johnson	51,874
270		Medtronic, Inc.	12,974
80	@	St. Jude Medical, Inc.	3,051
30		Stryker Corp.	1,320
50	@	Zimmer Holdings, Inc.	4,080
			96,550
		Healthcare — Services: 0.1%
50	@	Humana, Inc.	1,241
30	@	Laboratory Corp. Of America Holdings	1,439
20		Manor Care, Inc.	689
10		Quest Diagnostics, Inc.	938
240		UnitedHealth Group, Inc.	19,883
60	@	WellPoint Health Networks, Inc.	7,506
50	@	WellPoint, Inc.	5,067
			36,763
		Home Builders: 0.0%
30		Centex Corp.	1,574
			1,574
		Home Furnishings: 0.0%
50		Leggett & Platt, Inc.	1,492
10		Whirlpool Corp.	646
			2,138
		Household Products/Wares: 0.0%
20		Avery Dennison Corp.	1,173
50		Clorox Co.	2,757
30		Fortune Brands, Inc.	2,354
			6,284
		Housewares: 0.0%
60		Newell Rubbermaid, Inc.	1,385
			1,385
		Insurance: 0.2%
90	@@	ACE Ltd.	3,638
110		AFLAC, Inc.	4,138
210		Allstate Corp.	10,604
20		AMBAC Financial Group, Inc.	1,627
950		American International Group, Inc.	60,182
60		AON Corp.	1,267
70		Chubb Corp.	5,335
50		CIGNA Corp.	3,501
42		Cincinnati Financial Corp.	1,882
60		Hartford Financial Services Group, Inc.	3,840
30		Jefferson-Pilot Corp.	1,476
40		Lincoln National Corp.	1,841
50		Loews Corp.	3,496
110		Marsh & McLennan Cos., Inc.	3,145
30		MBIA, Inc.	1,799
220		MetLife, Inc.	8,579
30		MGIC Investment Corp.	2,040
70		Principal Financial Group	2,638
40		Progressive Corp.	3,640
190		Prudential Financial, Inc.	9,300
40		Safeco Corp.	1,939
30		Torchmark Corp.	1,647
70		UnumProvident Corp.	1,090
30	@@	XL Capital Ltd.	2,261
			140,905
		Internet: 0.1%
140	@	eBay, Inc.	15,743
110	@	Symantec Corp.	7,019
300	@	Yahoo!, Inc.	11,286
			34,048
		Iron/Steel: 0.0%
40		Nucor Corp.	2,116
50		United States Steel Corp.	2,618
			4,734
		Leisure Time: 0.0%
30		Brunswick Corp.	1,465
140		Carnival Corp.	7,422
70		Harley-Davidson, Inc.	4,047
30		Sabre Holdings Corp.	692
			13,626
		Lodging: 0.0%
30		Harrah’s Entertainment, Inc.	1,842
80		Hilton Hotels Corp.	1,653
50		Marriott Intl., Inc.	2,842
40		Starwood Hotels & Resorts Worldwide, Inc.	2,092
			8,429
		Machinery — Construction and Mining: 0.0%
30		Caterpillar, Inc.	2,747
			2,747
		Machinery — Diversified: 0.0%
10		Cummins, Inc.	796
50		Deere & Co.	3,587
50		Rockwell Automation, Inc.	2,365
			6,748
		Media: 0.1%
50		Clear Channel Communications, Inc.	1,684
480	@	Comcast Corp.	14,419
60		Gannett Co., Inc.	4,949
10		Knight-Ridder, Inc.	681
60		McGraw-Hill Cos., Inc.	5,264
10		Meredith Corp.	527
30		New York Times Co.	1,230
970	@	Time Warner, Inc.	17,180
30		Tribune Co.	1,301
30	@	Univision Communications, Inc.	903
150		Viacom, Inc.	5,205
440		Walt Disney Co.	11,827
			65,170
		Mining: 0.0%
30		Phelps Dodge Corp.	2,914
			2,914
		Miscellaneous Manufacturing: 0.2%
170		3M Co.	13,530
20		Cooper Industries Ltd.	1,326
60		Danaher Corp.	3,413
50		Dover Corp.	2,023
60		Eastman Kodak Co.	1,963
30		Eaton Corp.	2,022
2,280		General Electric Co.	80,620
180		Honeywell International, Inc.	6,359
70		Illinois Tool Works, Inc.	6,596

See Accompanying Notes to Financial Statements

38

Shares			Value
		Miscellaneous Manufacturing (continued)
40	@@	Ingersoll-Rand Co.	$2,977
20		ITT Industries, Inc.	1,702
40		Pall Corp.	1,084
30		Textron, Inc.	2,179
430	@@	Tyco Intl. Ltd.	14,607
			140,401
		Office/Business Equipment: 0.0%
60		Pitney Bowes, Inc.	2,627
170	@	Xerox Corp.	2,604
			5,231
		Oil and Gas: 0.4%
20		Amerada Hess Corp.	1,777
70		Anadarko Petroleum Corp.	4,872
66		Apache Corp.	3,568
140		Burlington Resources, Inc.	6,497
710		ChevronTexaco Corp.	38,766
183		ConocoPhillips	16,651
160		Devon Energy Corp.	6,627
30		EOG Resources, Inc.	2,252
1,740		Exxon Mobil Corp.	89,174
20		Kerr-McGee Corp.	1,245
70		Marathon Oil Corp.	2,761
10	@,@@	Nabors Industries Ltd.	520
30	@	Noble Corp.	1,454
90		Occidental Petroleum Corp.	5,419
20		Sunoco, Inc.	1,651
60	@	Transocean, Inc.	2,416
80		Unocal Corp.	3,683
80		Valero Energy Corp.	3,743
			193,076
		Oil and Gas Services: 0.0%
70		Baker Hughes, Inc.	3,103
30		BJ Services Co.	1,520
90		Halliburton Co.	3,722
			8,345
		Packaging and Containers: 0.0%
20		Ball Corp.	895
20		Bemis Co.	557
50	@	Pactiv Corp.	1,243
30	@	Sealed Air Corp.	1,541
			4,236
		Pharmaceuticals: 0.2%
330		Abbott Laboratories	13,846
30		Allergan, Inc.	2,205
20		AmerisourceBergen Corp.	1,179
410		Bristol-Myers Squibb Co.	9,635
90		Cardinal Health, Inc.	4,705
170	@	Caremark Rx, Inc.	6,079
100		Eli Lilly & Co.	5,333
20	@	Express Scripts, Inc.	1,439
80	@	Forest Laboratories, Inc.	3,118
100	@	Gilead Sciences, Inc.	3,446
30	@	Hospira, Inc.	967
70	@	King Pharmaceuticals, Inc.	872
55	@	Medco Health Solutions, Inc.	2,075
480		Merck & Co., Inc.	13,449
1,631		Pfizer, Inc.	45,292
310		Schering-Plough Corp.	5,534
280		Wyeth	11,164
			130,338
		Pipelines: 0.0%
50	@	Dynegy, Inc.	283
120		El Paso Corp.	1,253
20		Kinder Morgan, Inc.	1,386
120		Williams Cos., Inc.	2,000
			4,922
		Real Estate Investment Trusts: 0.0%
30		Equity Office Properties Trust	824
40		ProLogis	1,609
40		Simon Property Group, Inc.	2,483
			4,916
		Retail: 0.4%
70	@	Bed Bath & Beyond, Inc.	2,795
70		Best Buy Co., Inc.	3,947
50		Circuit City Stores, Inc.	780
170		Costco Wholesale Corp.	8,262
80		CVS Corp.	3,630
40		Darden Restaurants, Inc.	1,090
30		Dillard’s, Inc.	755
50		Federated Department Stores, Inc.	2,740
260		Gap, Inc.	5,681
800		Home Depot, Inc.	33,399
100		J.C. Penney Co., Inc. Holding Co.	3,860
30	@	Kohl’s Corp.	1,385
140		Limited Brands, Inc.	3,422
170		Lowe’s Cos., Inc.	9,406
60		May Department Stores Co.	1,687
270		McDonald’s Corp.	8,300
30		Nordstrom, Inc.	1,313
90	@	Office Depot, Inc.	1,476
30		RadioShack Corp.	947
150		Staples, Inc.	4,787
90	@	Starbucks Corp.	5,063
200		Target Corp.	10,244
100		TJX Cos., Inc.	2,354
50	@	Toys R US, Inc.	967
930		Wal-Mart Stores, Inc.	48,415
300		Walgreen Co.	11,453
40		Wendy’s Intl., Inc.	1,427
60		Yum! Brands, Inc.	2,724
			182,309
		Savings and Loans: 0.0%
30		Golden West Financial Corp.	3,577
30		Sovereign Bancorp, Inc.	656
180		Washington Mutual, Inc.	7,328
			11,561
		Semiconductors: 0.1%
100	@	Altera Corp.	2,268
80		Analog Devices, Inc.	2,956
370	@	Applied Materials, Inc.	6,157
1,410		Intel Corp.	31,514
40	@	KLA-Tencor Corp.	1,802
70		Linear Technology Corp.	2,671
30		Maxim Integrated Products, Inc.	1,229
80	@	National Semiconductor Corp.	1,237
150		Texas Instruments, Inc.	3,627
			53,461
		Software: 0.2%
50		Adobe Systems, Inc.	3,028
40		Autodesk, Inc.	2,616
120		Automatic Data Processing, Inc.	5,464
70	@	BMC Software, Inc.	1,301
50	@	Citrix Systems, Inc.	1,181
130		Computer Associates Intl., Inc.	3,969
100	@	Compuware Corp.	577
30	@	Electronic Arts, Inc.	1,467
194		First Data Corp.	7,970
45	@	Fiserv, Inc.	1,733

See Accompanying Notes to Financial Statements

39

Shares			Value
		Software (continued)
50		IMS Health, Inc.	$1,129
40	@	Intuit, Inc.	1,674
2,370		Microsoft Corp.	63,539
90	@	Novell, Inc.	549
1,910	@	Oracle Corp.	24,180
70	@	Parametric Technology Corp.	410
60	@	PeopleSoft, Inc.	1,417
100	@	Siebel Systems, Inc.	1,008
90	@	Veritas Software Corp.	1,971
			125,183
		Telecommunications: 0.2%
100		Alltel Corp.	5,669
69		AT&T Corp.	1,263
100	@	Avaya, Inc.	1,642
400		BellSouth Corp.	10,728
40		CenturyTel, Inc.	1,317
1,460	@	Cisco Systems, Inc.	27,317
50		Citizens Communications Co.	715
60	@	Comverse Technology, Inc.	1,276
290	@	Corning, Inc.	3,648
900	@	Lucent Technologies, Inc.	3,537
690		Motorola, Inc.	13,289
240	@	Nextel Communications, Inc.	6,830
360		Qualcomm, Inc.	14,983
410	@	Qwest Communications Intl., Inc.	1,640
730		SBC Communications, Inc.	18,374
50		Scientific-Atlanta, Inc.	1,481
310		Sprint Corp.	7,071
100	@	Tellabs, Inc.	855
590		Verizon Communications, Inc.	24,326
			145,961
		Textiles: 0.0%
30		Cintas Corp.	1,342
			1,342
		Toys/Games/Hobbies: 0.0%
50		Hasbro, Inc.	952
90		Mattel, Inc.	1,705
			2,657
		Transportation: 0.1%
80		Burlington Northern Santa Fe Corp.	3,603
50		CSX Corp.	1,907
90		FedEx Corp.	8,553
120		Norfolk Southern Corp.	4,120
20		Ryder System, Inc.	1,073
20		Union Pacific Corp.	1,269
240		United Parcel Service, Inc.	20,195
			40,720
		Total Common Stock (Cost $1,867,215)	2,453,135

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.3%
	Federal Home Loan Mortgage Corporation: 25.3%
$15,000,000	2.610%, due 05/31/05	$14,804,730
	Total U.S. Government Agency Obligations (Cost $14,648,265)	14,804,730
U.S. TREASURY OBLIGATIONS: 35.5%
	U.S. Treasury STRIP: 35.5%
9,750,000	2.400%, due 05/15/05	9,645,422
11,186,000	2.230%, due 05/15/05	11,074,509
	Total U.S. Treasury Obligations (Cost $20,535,438)	20,719,931
OTHER BONDS: 34.9%
	Sovereign: 34.9%
20,672,000	Israel Trust, 2.630%, due 05/15/05	20,424,494
	Total Other Bonds (Cost $20,243,525)	20,424,494
	Total Long-Term Investments (Cost $57,294,443)	58,402,290
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreement: 0.4%
259,000	Morgan Stanley Repurchase Agreement dated 11/30/04, 2.070% due 12/01/04, $259,015 to be received upon repurchase (Collateralized by $265,000 Federal National Mortgage Association, 5.000%, Market Value plus accrued interest $268,590, due 02/27/12)	259,000
	Total Short-Term Investments (Cost $259,000)	259,000

Total Investments In Securities (Cost $57,553,443)*	100.3%	$58,661,290
Other Assets and Liabilities-Net	(0.3)	(183,287)
Net Assets	100.0%	$58,478,003

@                                                                                    Non-income producing security

@@                                                                        Foreign issuer

STRIP                                                              Separate Trading of Registered Interest and Principal of Securities

*                                                                                         Cost for federal income tax purposes is $57,852,793. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$831,884
Gross Unrealized Depreciation	(23,387)
Net Unrealized Appreciation	$808,497

See Accompanying Notes to Financial Statements

40

ING CLASSIC PRINCIPAL PROTECTION FUND IV

PORTFOLIO OF INVESTMENTS

AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 1.1%
		Advertising: 0.0%
15	@	Interpublic Group of Cos., Inc.	$186
7		Omnicom Group, Inc.	567
			753
		Aerospace/ Defense: 0.0%
53		Boeing Co.	2,839
12		General Dynamics Corp.	1,300
5		Goodrich Corp.	159
17		Lockheed Martin Corp.	1,034
14		Northrop Grumman Corp.	789
28		Raytheon Co.	1,130
6		Rockwell Collins, Inc.	239
19		United Technologies Corp.	1,854
			9,344
		Agriculture: 0.0%
77		Altria Group, Inc.	4,427
23		Archer-Daniels-Midland Co.	488
10		Monsanto Co.	460
5		Reynolds American, Inc.	378
11		UST, Inc.	484
			6,237
		Apparel: 0.0%
9	@	Coach, Inc.	449
5		Jones Apparel Group, Inc.	178
4		Liz Claiborne, Inc.	164
16		Nike, Inc.	1,354
2		Reebok Intl. Ltd.	78
6		VF Corp.	324
			2,547
		Auto Manufacturers: 0.0%
117		Ford Motor Co.	1,659
21		General Motors Corp.	810
10		PACCAR, Inc.	781
			3,250
		Auto Parts and Equipment: 0.0%
6		Dana Corp.	98
11	@	Goodyear Tire & Rubber Co.	139
6		Johnson Controls, Inc.	368
			605
		Banks: 0.1%
15		AmSouth Bancorporation	389
152		Bank of America Corp.	7,032
20		BB&T Corp.	849
10		Comerica, Inc.	615
8		Fifth Third Bancorp	403
5		First Horizon National Corp.	219
8		Huntington Bancshares, Inc.	194
20		KeyCorp	666
4		M & T Bank Corp.	422
10		Marshall & Ilsley Corp.	417
14		Mellon Financial Corp.	409
35		National City Corp.	1,298
7		North Fork Bancorporation, Inc.	202
8		Northern Trust Corp.	376
10		PNC Financial Services Group, Inc.	544
17		Regions Financial Corp.	595
5		State Street Corp.	223
13		SunTrust Banks, Inc.	927
5		Synovus Financial Corp.	135
12		The Bank of New York Co., Inc.	395
70		U.S. Bancorp	2,074
79		Wachovia Corp.	4,087
62		Wells Fargo & Co.	3,830
3		Zions Bancorporation	200
			26,501
		Beverages: 0.0%
30		Anheuser-Busch Cos., Inc.	1,503
4		Brown-Forman Corp.	192
89		Coca-Cola Co.	3,499
18		Coca-Cola Enterprises, Inc.	374
10		Pepsi Bottling Group, Inc.	280
64		PepsiCo, Inc.	3,194
			9,042
		Biotechnology: 0.0%
47	@	Amgen, Inc.	2,822
12	@	Biogen Idec, Inc.	704
8	@	Genzyme Corp.	448
8	@	MedImmune, Inc.	213
2	@	Millipore Corp.	97
			4,284
		Building Materials: 0.0%
8	@	American Standard Cos., Inc.	312
16		Masco Corp.	564
4		Vulcan Materials Co.	207
			1,083
		Chemicals: 0.0%
8		Air Products & Chemicals, Inc.	458
2		Ashland, Inc.	118
35		Dow Chemical Co.	1,766
40		E.I. du Pont de Nemours & Co.	1,813
3		Eastman Chemical Co.	163
5		Ecolab, Inc.	175
8		Engelhard Corp.	239
5		International Flavors & Fragrances, Inc.	203
11		PPG Industries, Inc.	742
14		Praxair, Inc.	629
10		Rohm & Haas Co.	441
7		Sherwin-Williams Co.	312
3		Sigma-Aldrich Corp.	179
			7,238
		Commercial Services: 0.0%
7	@	Apollo Group, Inc.	558
40		Cendant Corp.	907
2		Deluxe Corp.	79
8		Equifax, Inc.	221
9		H&R Block, Inc.	429
11		McKesson Corp.	325
5		Moody’s Corp.	404
14		Paychex, Inc.	464
8		R.R. Donnelley & Sons Co.	278
9		Robert Half Intl., Inc.	243
			3,908
		Computers: 0.1%
4	@	Affiliated Computer Services, Inc.	237
23	@	Apple Computer, Inc.	1,542
7	@	Computer Sciences Corp.	379
123	@	Dell, Inc.	4,983
19		Electronic Data Systems Corp.	427
91	@	EMC Corp.	1,221
16	@	Gateway, Inc.	109
111		Hewlett-Packard Co.	2,220
83		International Business Machines Corp.	7,821
5	@	Lexmark Intl., Inc.	425
5	@	NCR Corp.	299

See Accompanying Notes to Financial Statements

41

Shares			Value
		Computers (continued)
14	@	Network Appliance, Inc.	$422
213	@	Sun Microsystems, Inc.	1,182
11	@	Sungard Data Systems, Inc.	292
10	@	Unisys Corp.	115
			21,674
		Cosmetics/ Personal Care: 0.0%
5		Alberto-Culver Co.	232
17		Avon Products, Inc.	638
20		Colgate-Palmolive Co.	920
62		Gillette Co.	2,696
25		Kimberly-Clark Corp.	1,590
159		Procter & Gamble Co.	8,503
			14,579
		Distribution/ Wholesale: 0.0%
6		Genuine Parts Co.	260
5		W.W. Grainger, Inc.	310
			570
		Diversified Financial Services: 0.1%
47		American Express Co.	2,617
4		Bear Stearns Cos., Inc.	390
9		Capital One Financial Corp.	707
10		CIT Group, Inc.	428
193		Citigroup, Inc.	8,636
36		Countrywide Financial Corp.	1,196
12	@	E*TRADE Financial Corp.	166
36		Fannie Mae	2,473
3		Federated Investors, Inc.	88
9		Franklin Resources, Inc.	591
26		Freddie Mac	1,775
18		Goldman Sachs Group, Inc.	1,886
54		J.P. Morgan Chase & Co.	2,033
3		Janus Capital Group, Inc.	50
11		Lehman Brothers Holdings, Inc.	922
48		MBNA Corp.	1,275
36		Merrill Lynch & Co., Inc.	2,006
17		Morgan Stanley	863
15	@	Providian Financial Corp.	241
18		SLM Corp.	921
2		T. Rowe Price Group, Inc.	118
			29,382
		Electric: 0.0%
24	@	AES Corp.	294
3		Ameren Corp.	145
16		American Electric Power Co., Inc.	547
3		Cinergy Corp.	124
9		Consolidated Edison, Inc.	395
7		Constellation Energy Group, Inc.	306
5		Dominion Resources, Inc.	327
6		DTE Energy Co.	263
48		Duke Energy Corp.	1,213
13		Edison Intl.	415
8		Entergy Corp.	519
26		Exelon Corp.	1,084
12		FirstEnergy Corp.	507
7		FPL Group, Inc.	492
16	@	PG&E Corp.	532
3		Pinnacle West Capital Corp.	133
11		PPL Corp.	571
9		Public Service Enterprise Group, Inc.	396
27		Southern Co.	885
8		TECO Energy, Inc.	120
16		TXU Corp.	1,005
15		Xcel Energy, Inc.	271
			10,544
		Electrical Components and Equipment: 0.0%
21		Emerson Electric Co.	1,403
			1,403
		Electronics: 0.0%
17	@	Agilent Technologies, Inc.	389
10		Applera Corp. — Applied Biosystems Group	205
4	@	Fisher Scientific Intl.	226
7	@	Jabil Circuit, Inc.	175
5		Parker Hannifin Corp.	374
5		PerkinElmer, Inc.	107
8	@	Sanmina-SCI Corp.	71
29	@	Solectron Corp.	181
5		Tektronix, Inc.	157
8	@	Thermo Electron Corp.	242
4	@	Waters Corp.	187
			2,314
		Engineering and Construction: 0.0%
3		Fluor Corp.	156
			156
		Entertainment: 0.0%
12		International Game Technology	424
			424
		Environmental Control: 0.0%
21		Waste Management, Inc.	626
			626
		Food: 0.0%
14		Albertson’s, Inc.	354
6		Campbell Soup Co.	171
21		ConAgra Foods, Inc.	568
13		General Mills, Inc.	591
14		H.J. Heinz Co.	520
10		Hershey Foods Corp.	518
15		Kellogg Co.	656
10	@	Kroger Co.	162
5		McCormick & Co., Inc.	182
6	@	Safeway, Inc.	116
30		Sara Lee Corp.	704
6		SUPERVALU, Inc.	190
10		Wm. Wrigley Jr. Co.	688
			5,420
		Forest Products and Paper: 0.0%
10		Georgia-Pacific Corp.	366
19		International Paper Co.	789
5		Louisiana-Pacific Corp.	122
7		MeadWestvaco Corp.	236
7		Plum Creek Timber Co., Inc.	259
3		Temple-Inland, Inc.	179
12		Weyerhaeuser Co.	792
			2,743
		Gas: 0.0%
5		KeySpan Corp.	198
11		Sempra Energy	406
			604

See Accompanying Notes to Financial Statements

42

Shares			Value
		Hand/ Machine Tools: 0.0%
5		Black & Decker Corp.	$420
3		Snap-On, Inc.	95
5		Stanley Works	234
			749
		Healthcare-Products: 0.0%
2		Bausch & Lomb, Inc.	118
23		Baxter Intl., Inc.	728
13		Becton Dickinson & Co.	712
9		Biomet, Inc.	431
31	@	Boston Scientific Corp.	1,079
4		C.R. Bard, Inc.	240
11		Guidant Corp.	713
148		Johnson & Johnson	8,927
46		Medtronic, Inc.	2,210
14	@	St. Jude Medical, Inc.	534
5		Stryker Corp.	220
10	@	Zimmer Holdings, Inc.	816
			16,728
		Healthcare-Services: 0.0%
9	@	Humana, Inc.	223
5	@	Laboratory Corp. Of America Holdings	240
3		Manor Care, Inc.	103
2		Quest Diagnostics, Inc.	188
41		UnitedHealth Group, Inc.	3,396
10	@	WellPoint Health Networks, Inc.	1,251
8	@	WellPoint, Inc.	811
			6,212
		Home Builders: 0.0%
4		Centex Corp.	210
			210
		Home Furnishings: 0.0%
7		Leggett & Platt, Inc.	209
4		Whirlpool Corp.	258
			467
		Household Products/ Wares: 0.0%
3		Avery Dennison Corp.	176
10		Clorox Co.	552
7		Fortune Brands, Inc.	549
			1,277
		Housewares: 0.0%
10		Newell Rubbermaid, Inc.	231
			231
		Insurance: 0.1%
14	@@	ACE Ltd.	566
19		AFLAC, Inc.	715
36		Allstate Corp.	1,818
4		AMBAC Financial Group, Inc.	325
163		American International Group, Inc.	10,327
11		AON Corp.	232
12		Chubb Corp.	915
9		CIGNA Corp.	630
5		Cincinnati Financial Corp.	224
11		Hartford Financial Services Group, Inc.	704
5		Jefferson-Pilot Corp.	246
9		Lincoln National Corp.	414
9		Loews Corp.	629
19		Marsh & McLennan Cos., Inc.	543
5		MBIA, Inc.	300
38		MetLife, Inc.	1,482
5		MGIC Investment Corp.	340
11		Principal Financial Group	414
8		Progressive Corp.	728
33		Prudential Financial, Inc.	1,615
7		Safeco Corp.	339
5		Torchmark Corp.	275
12		UnumProvident Corp.	187
5	@@	XL Capital Ltd.	377
			24,345
		Internet: 0.0%
24	@	eBay, Inc.	2,699
19	@	Symantec Corp.	1,212
51	@	Yahoo!, Inc.	1,919
			5,830
		Iron/ Steel: 0.0%
6		Nucor Corp.	317
7		United States Steel Corp.	367
			684
		Leisure Time: 0.0%
5		Brunswick Corp.	244
23		Carnival Corp.	1,220
12		Harley-Davidson, Inc.	694
5		Sabre Holdings Corp.	115
			2,273
		Lodging: 0.0%
5		Harrah’s Entertainment, Inc.	307
13		Hilton Hotels Corp.	269
8		Marriott Intl., Inc.	454
7		Starwood Hotels & Resorts Worldwide, Inc.	366
			1,396
		Machinery — Construction and Mining: 0.0%
5		Caterpillar, Inc.	458
			458
		Machinery — Diversified: 0.0%
10		Deere & Co.	717
7		Rockwell Automation, Inc.	331
			1,048
		Media: 0.0%
8		Clear Channel Communications, Inc.	269
82	@	Comcast Corp.	2,464
10		Gannett Co., Inc.	825
2		Knight-Ridder, Inc.	136
10		McGraw-Hill Cos., Inc.	877
2		Meredith Corp.	105
7		New York Times Co.	287
171	@	Time Warner, Inc.	3,029
5		Tribune Co.	217
4	@	Univision Communications, Inc.	120
26		Viacom, Inc.	902
77		Walt Disney Co.	2,070
			11,301
		Metal Fabricate/ Hardware: 0.0%
4		Worthington Industries, Inc.	86
			86
		Mining: 0.0%
5		Phelps Dodge Corp.	486
			486

See Accompanying Notes to Financial Statements

43

Shares			Value
		Miscellaneous Manufacturing: 0.1%
29		3M Co.	$2,308
5		Cooper Industries Ltd.	332
12		Danaher Corp.	683
8		Dover Corp.	324
13		Eastman Kodak Co.	425
5		Eaton Corp.	337
389		General Electric Co.	13,754
32		Honeywell International, Inc.	1,131
12		Illinois Tool Works, Inc.	1,131
6	@@	Ingersoll-Rand Co.	447
3		ITT Industries, Inc.	255
5		Pall Corp.	135
5		Textron, Inc.	363
75	@@	Tyco Intl. Ltd.	2,548
			24,173
		Office/ Business Equipment: 0.0%
9		Pitney Bowes, Inc.	394
29	@	Xerox Corp.	444
			838
		Oil and Gas: 0.2%
3		Amerada Hess Corp.	267
12		Anadarko Petroleum Corp.	835
12		Apache Corp.	649
24		Burlington Resources, Inc.	1,114
122		ChevronTexaco Corp.	6,660
31		ConocoPhillips	2,821
28		Devon Energy Corp.	1,160
4		EOG Resources, Inc.	300
295		Exxon Mobil Corp.	15,118
4		Kerr-McGee Corp.	249
12		Marathon Oil Corp.	473
3	@,@@	Nabors Industries Ltd.	156
5	@	Noble Corp.	242
13		Occidental Petroleum Corp.	783
4		Sunoco, Inc.	330
10	@	Transocean, Inc.	403
13		Unocal Corp.	599
16		Valero Energy Corp.	749
			32,908
		Oil and Gas Services: 0.0%
12		Baker Hughes, Inc.	532
5		BJ Services Co.	253
14		Halliburton Co.	579
			1,364
		Packaging and Containers: 0.0%
6		Ball Corp.	269
4		Bemis Co.	111
9	@	Pactiv Corp.	224
3	@	Sealed Air Corp.	154
			758
		Pharmaceuticals: 0.1%
57		Abbott Laboratories	2,391
4		Allergan, Inc.	294
5		AmerisourceBergen Corp.	295
71		Bristol-Myers Squibb Co.	1,669
16		Cardinal Health, Inc.	836
28	@	Caremark Rx, Inc.	1,001
17		Eli Lilly & Co.	907
3	@	Express Scripts, Inc.	216
13	@	Forest Laboratories, Inc.	507
16	@	Gilead Sciences, Inc.	551
6	@	Hospira, Inc.	193
8	@	King Pharmaceuticals, Inc.	100
10	@	Medco Health Solutions, Inc.	377
82		Merck & Co., Inc.	2,298
280		Pfizer, Inc.	7,775
53		Schering-Plough Corp.	946
50		Wyeth	1,994
			22,350
		Pipelines: 0.0%
18	@	Dynegy, Inc.	102
20		El Paso Corp.	209
2		Kinder Morgan, Inc.	139
20		Williams Cos., Inc.	333
			783
		Real Estate Investment Trusts: 0.0%
6		Equity Office Properties Trust	165
6		ProLogis	241
7		Simon Property Group, Inc.	435
			841
		Retail: 0.1%
11	@	Bed Bath & Beyond, Inc.	439
12		Best Buy Co., Inc.	677
8		Circuit City Stores, Inc.	125
29		Costco Wholesale Corp.	1,409
14		CVS Corp.	635
6		Darden Restaurants, Inc.	164
4		Dillard’s, Inc.	101
7		Federated Department Stores, Inc.	384
44		Gap, Inc.	961
137		Home Depot, Inc.	5,720
17		J.C. Penney Co., Inc. Holding Co.	656
5	@	Kohl’s Corp.	231
24		Limited Brands, Inc.	587
28		Lowe’s Cos., Inc.	1,549
11		May Department Stores Co.	309
47		McDonald’s Corp.	1,445
5		Nordstrom, Inc.	219
12	@	Office Depot, Inc.	197
6		RadioShack Corp.	189
25		Staples, Inc.	798
15	@	Starbucks Corp.	844
33		Target Corp.	1,690
18		TJX Cos., Inc.	424
8	@	Toys R US, Inc.	155
157		Wal-Mart Stores, Inc.	8,172
52		Walgreen Co.	1,985
7		Wendy’s Intl., Inc.	250
11		Yum! Brands, Inc.	499
			30,814
		Savings and Loans: 0.0%
6		Golden West Financial Corp.	715
10		Sovereign Bancorp, Inc.	219
32		Washington Mutual, Inc.	1,303
			2,237
		Semiconductors: 0.0%
5	@	Advanced Micro Devices, Inc.	106
18	@	Altera Corp.	408
13		Analog Devices, Inc.	480
64	@	Applied Materials, Inc.	1,065
241		Intel Corp.	5,387
7	@	KLA-Tencor Corp.	315
12		Linear Technology Corp.	458
5		Maxim Integrated Products, Inc.	205
14	@	National Semiconductor Corp.	216

See Accompanying Notes to Financial Statements

44

Shares			Value
		Semiconductors (continued)
4	@	Qlogic Corp.	$138
26		Texas Instruments, Inc.	629
			9,407
		Software: 0.1%
10		Adobe Systems, Inc.	606
6		Autodesk, Inc.	392
22		Automatic Data Processing, Inc.	1,002
12	@	BMC Software, Inc.	223
9	@	Citrix Systems, Inc.	212
22		Computer Associates Intl., Inc.	672
19	@	Compuware Corp.	110
5	@	Electronic Arts, Inc.	245
33		First Data Corp.	1,356
8	@	Fiserv, Inc.	308
11		IMS Health, Inc.	248
8	@	Intuit, Inc.	335
406		Microsoft Corp.	10,885
12	@	Novell, Inc.	73
328	@	Oracle Corp.	4,152
13	@	Parametric Technology Corp.	76
13	@	PeopleSoft, Inc.	307
24	@	Siebel Systems, Inc.	242
16	@	Veritas Software Corp.	350
			21,794
		Telecommunications: 0.1%
17		Alltel Corp.	964
12		AT&T Corp.	220
17	@	Avaya, Inc.	279
69		BellSouth Corp.	1,851
5		CenturyTel, Inc.	165
254	@	Cisco Systems, Inc.	4,751
9		Citizens Communications Co.	129
10	@	Comverse Technology, Inc.	213
49	@	Corning, Inc.	616
154	@	Lucent Technologies, Inc.	605
118		Motorola, Inc.	2,273
41	@	Nextel Communications, Inc.	1,167
60		Qualcomm, Inc.	2,497
69	@	Qwest Communications Intl., Inc.	276
125		SBC Communications, Inc.	3,146
6		Scientific-Atlanta, Inc.	178
53		Sprint Corp.	1,209
15	@	Tellabs, Inc.	128
104		Verizon Communications, Inc.	4,288
			24,955
		Textiles: 0.0%
6		Cintas Corp.	268
			268
		Toys/ Games/ Hobbies: 0.0%
10		Hasbro, Inc.	190
15		Mattel, Inc.	285
			475
		Transportation: 0.0%
13		Burlington Northern Santa Fe Corp.	586
8		CSX Corp.	305
16		FedEx Corp.	1,520
19		Norfolk Southern Corp.	652
3		Ryder System, Inc.	161
3		Union Pacific Corp.	190
42		United Parcel Service, Inc.	3,535
			6,949
		Total Common Stock (Cost $331,194)	419,926

Principal Amount		Value
U.S. TREASURY OBLIGATIONS: 98.7%
U.S. Treasury STRIP: 98.7%
$37,898,000	2.480%, due 08/15/05	$37,242,062
	Total U.S. Treasury Obligations (Cost $36,211,236)	37,242,062
	Total Long-Term Investments (Cost $36,542,430)	37,661,988
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreement: 0.5%
191,000	Morgan Stanley Repurchase Agreement dated 11/30/04, 2.070% due 12/01/04, $191,011 to be received upon repurchase (Collateralized by $195,000 Federal National Mortgage Association, 5.000%, Market Value plus accrued interest $198,271, due 03/21/07).	191,000
	Total Short-Term Investments (Cost $191,000)	191,000

Total Investments In Securities (Cost $36,733,430)*	100.3%	$37,852,988
Other Assets and Liabilities-Net	(0.3)	(121,147)
Net Assets	100.0%	$37,731,841

@                                                                                    Non-income producing security

@@                                                                        Foreign issuer

STRIP                                                              Separate Trading of Registered Interest and Principal of Securities

*                                                                                         Cost for federal income tax purposes is $36,784,779. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,072,515
Gross Unrealized Depreciation	(4,306)
Net Unrealized Appreciation	$1,068,209

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS PROTECTION FUND

PORTFOLIO OF INVESTMENTS

AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 3.0%
		Advertising: 0.0%
10	@	Interpublic Group of Cos., Inc.	$124
17		Omnicom Group, Inc.	1,377
			1,501
		Aerospace/ Defense: 0.1%
110		Boeing Co.	5,892
27		General Dynamics Corp.	2,926
10		Goodrich Corp.	318
33		Lockheed Martin Corp.	2,008
30		Northrop Grumman Corp.	1,690
60		Raytheon Co.	2,420
10		Rockwell Collins, Inc.	399
40		United Technologies Corp.	3,903
			19,556
		Agriculture: 0.0%
160		Altria Group, Inc.	9,199
52		Archer-Daniels-Midland Co.	1,102
20		Monsanto Co.	920
10		Reynolds American, Inc.	756
20		UST, Inc.	881
			12,858
		Apparel: 0.0%
20	@	Coach, Inc.	997
7		Jones Apparel Group, Inc.	249
15		Liz Claiborne, Inc.	616
33		Nike, Inc.	2,794
5		Reebok Intl. Ltd.	194
10		VF Corp.	540
			5,390
		Auto Manufacturers: 0.0%
250		Ford Motor Co.	3,544
40		General Motors Corp.	1,544
26		PACCAR, Inc.	2,031
			7,119
		Auto Parts and Equipment: 0.0%
10		Dana Corp.	164
20	@	Goodyear Tire & Rubber Co.	252
14		Johnson Controls, Inc.	860
			1,276
		Banks: 0.2%
30		AmSouth Bancorporation	778
326		Bank of America Corp.	15,083
40		BB&T Corp.	1,698
20		Comerica, Inc.	1,230
20		Fifth Third Bancorp	1,007
10		First Horizon National Corp.	437
18		Huntington Bancshares, Inc.	437
40		KeyCorp	1,332
10		M & T Bank Corp.	1,054
20		Marshall & Ilsley Corp.	834
34		Mellon Financial Corp.	993
72		National City Corp.	2,670
15		North Fork Bancorporation, Inc.	432
20		Northern Trust Corp.	941
25		PNC Financial Services Group, Inc.	1,360
33		Regions Financial Corp.	1,155
10		State Street Corp.	446
25		SunTrust Banks, Inc.	1,783
10		Synovus Financial Corp.	270
30		The Bank of New York Co., Inc.	987
147		U.S. Bancorp	4,356
175		Wachovia Corp.	9,055
140		Wells Fargo & Co.	8,647
10		Zions Bancorporation	665
			57,650
		Beverages: 0.1%
60		Anheuser-Busch Cos., Inc.	3,005
12		Brown-Forman Corp.	576
190		Coca-Cola Co.	7,470
37		Coca-Cola Enterprises, Inc.	770
20		Pepsi Bottling Group, Inc.	560
140		PepsiCo, Inc.	6,987
			19,368
		Biotechnology: 0.0%
104	@	Amgen, Inc.	6,245
30	@	Biogen Idec, Inc.	1,760
20	@	Genzyme Corp.	1,120
10	@	MedImmune, Inc.	266
			9,391
		Building Materials: 0.0%
21	@	American Standard Cos., Inc.	818
35		Masco Corp.	1,234
8		Vulcan Materials Co.	415
			2,467
		Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	1,145
10		Ashland, Inc.	592
78		Dow Chemical Co.	3,936
80		E.I. du Pont de Nemours & Co.	3,625
10		Eastman Chemical Co.	544
10		Ecolab, Inc.	350
12		Engelhard Corp.	359
10		International Flavors & Fragrances, Inc.	405
25		PPG Industries, Inc.	1,687
28		Praxair, Inc.	1,257
20		Rohm & Haas Co.	882
20		Sherwin-Williams Co.	892
6		Sigma-Aldrich Corp.	358
			16,032
		Commercial Services: 0.0%
16	@	Apollo Group, Inc.	1,275
80		Cendant Corp.	1,814
4		Deluxe Corp.	158
10		Equifax, Inc.	276
19		H&R Block, Inc.	906
20		McKesson Corp.	591
10		Moody’s Corp.	808
29		Paychex, Inc.	962
20		R.R. Donnelley & Sons Co.	694
16		Robert Half Intl., Inc.	432
			7,916
		Computers: 0.2%
10	@	Affiliated Computer Services, Inc.	592
50	@	Apple Computer, Inc.	3,353
20	@	Computer Sciences Corp.	1,082
262	@	Dell, Inc.	10,616
40		Electronic Data Systems Corp.	898
184	@	EMC Corp.	2,469
20	@	Gateway, Inc.	136
250		Hewlett-Packard Co.	5,000
182		International Business Machines Corp.	17,152
8	@	Lexmark Intl., Inc.	679
10	@	NCR Corp.	597
30	@	Network Appliance, Inc.	905
460	@	Sun Microsystems, Inc.	2,553

See Accompanying Notes to Financial Statements

46

Shares			Value
		Computers (continued)
20	@	Sungard Data Systems, Inc.	$530
20	@	Unisys Corp.	230
			46,792
		Cosmetics/ Personal Care: 0.1%
6		Alberto-Culver Co.	278
40		Avon Products, Inc.	1,502
43		Colgate-Palmolive Co.	1,978
135		Gillette Co.	5,871
50		Kimberly-Clark Corp.	3,181
346		Procter & Gamble Co.	18,503
			31,313
		Distribution/ Wholesale: 0.0%
10		Genuine Parts Co.	434
10		W.W. Grainger, Inc.	619
			1,053
		Diversified Financial Services: 0.2%
97		American Express Co.	5,404
4		Bear Stearns Cos., Inc.	390
15		Capital One Financial Corp.	1,179
20		CIT Group, Inc.	855
415		Citigroup, Inc.	18,570
80		Countrywide Financial Corp.	2,657
30	@	E*TRADE Financial Corp.	416
79		Fannie Mae	5,426
19		Franklin Resources, Inc.	1,247
56		Freddie Mac	3,823
40		Goldman Sachs Group, Inc.	4,190
116		J.P. Morgan Chase & Co.	4,367
20		Janus Capital Group, Inc.	331
23		Lehman Brothers Holdings, Inc.	1,927
100		MBNA Corp.	2,656
76		Merrill Lynch & Co., Inc.	4,234
38		Morgan Stanley	1,929
30	@	Providian Financial Corp.	482
39		SLM Corp.	1,996
			62,079
		Electric: 0.1%
50	@	AES Corp.	612
10		Ameren Corp.	484
29		American Electric Power Co., Inc.	991
10		Cinergy Corp.	414
20		Consolidated Edison, Inc.	877
14		Constellation Energy Group, Inc.	612
10		Dominion Resources, Inc.	655
10		DTE Energy Co.	439
101		Duke Energy Corp.	2,553
37		Edison Intl	1,180
20		Entergy Corp.	1,296
48		Exelon Corp.	2,002
30		FirstEnergy Corp.	1,267
15		FPL Group, Inc.	1,055
10		NiSource, Inc.	218
30	@	PG&E Corp.	998
10		Pinnacle West Capital Corp.	442
22		PPL Corp.	1,143
20		Public Service Enterprise Group, Inc.	880
60		Southern Co.	1,967
20		TECO Energy, Inc.	299
35		TXU Corp.	2,199
30		Xcel Energy, Inc.	542
			23,125
		Electrical Components and Equipment: 0.0%
44		Emerson Electric Co.	2,940
			2,940
		Electronics: 0.0%
40	@	Agilent Technologies, Inc.	916
20		Applera Corp. — Applied Biosystems Group	410
10	@	Fisher Scientific Intl	565
20	@	Jabil Circuit, Inc.	501
10		Parker Hannifin Corp.	748
10		PerkinElmer, Inc.	213
40	@	Sanmina-SCI Corp.	353
30	@	Solectron Corp.	188
10		Tektronix, Inc.	314
20	@	Thermo Electron Corp.	605
10	@	Waters Corp.	467
			5,280
		Engineering and Construction: 0.0%
10		Fluor Corp.	519
			519
		Entertainment: 0.0%
30		International Game Technology	1,061
			1,061
		Environmental Control: 0.0%
50		Waste Management, Inc.	1,491
			1,491
		Food: 0.0%
30		Albertson’s, Inc.	759
10		Campbell Soup Co.	285
40		ConAgra Foods, Inc.	1,082
30		General Mills, Inc.	1,365
30		H.J. Heinz Co.	1,115
20		Hershey Foods Corp.	1,036
34		Kellogg Co.	1,486
20	@	Kroger Co.	324
10		McCormick & Co., Inc.	365
60		Sara Lee Corp.	1,409
15		SUPERVALU, Inc.	474
28		Wm. Wrigley Jr. Co.	1,925
			11,625
		Forest Products and Paper: 0.0%
20		Georgia-Pacific Corp.	732
39		International Paper Co.	1,619
20		Louisiana-Pacific Corp.	489
20		MeadWestvaco Corp.	673
10		Plum Creek Timber Co., Inc.	370
10		Temple-Inland, Inc.	596
30		Weyerhaeuser Co.	1,981
			6,460
		Gas: 0.0%
10		KeySpan Corp.	395
27		Sempra Energy	999
			1,394
		Hand/ Machine Tools: 0.0%
10		Black & Decker Corp.	841
10		Stanley Works	468
			1,309
		Healthcare — Products: 0.1%
50		Baxter Intl., Inc.	1,583
30		Becton Dickinson & Co.	1,643
20		Biomet, Inc.	957

See Accompanying Notes to Financial Statements

47

Shares			Value
		Healthcare — Products (continued)
66	@	Boston Scientific Corp.	$2,297
12		C.R. Bard, Inc.	719
22		Guidant Corp.	1,426
320		Johnson & Johnson	19,303
99		Medtronic, Inc.	4,757
30	@	St. Jude Medical, Inc.	1,144
10		Stryker Corp.	440
16	@	Zimmer Holdings, Inc.	1,306
			35,575
		Healthcare — Services: 0.1%
23		Aetna, Inc.	2,726
20	@	Humana, Inc.	496
10	@	Laboratory Corp. Of America Holdings	480
10		Manor Care, Inc.	345
86		UnitedHealth Group, Inc.	7,124
22	@	WellPoint Health Networks, Inc.	2,752
20	@	WellPoint, Inc.	2,027
			15,950
		Home Builders: 0.0%
10		Centex Corp.	525
			525
		Home Furnishings: 0.0%
20		Leggett & Platt, Inc.	597
5		Whirlpool Corp.	323
			920
		Household Products/ Wares: 0.0%
10		Avery Dennison Corp.	587
18		Clorox Co.	992
13		Fortune Brands, Inc.	1,020
			2,599
		Housewares: 0.0%
20		Newell Rubbermaid, Inc.	462
			462
		Insurance: 0.2%
27	@@	ACE Ltd.	1,091
39		AFLAC, Inc.	1,467
77		Allstate Corp.	3,889
10		AMBAC Financial Group, Inc.	813
350		American International Group, Inc.	22,173
30		AON Corp.	634
25		Chubb Corp.	1,905
20		CIGNA Corp.	1,400
10		Cincinnati Financial Corp.	448
20		Hartford Financial Services Group, Inc.	1,280
10		Jefferson-Pilot Corp.	492
20		Lincoln National Corp.	920
20		Loews Corp.	1,398
44		Marsh & McLennan Cos., Inc.	1,258
10		MBIA, Inc.	600
77		MetLife, Inc.	3,003
10		MGIC Investment Corp.	680
22		Principal Financial Group	829
14		Progressive Corp.	1,274
70		Prudential Financial, Inc.	3,427
20		Safeco Corp.	969
10		Torchmark Corp.	549
20		UnumProvident Corp.	311
11	@@	XL Capital Ltd.	829
			51,639
		Internet: 0.0%
52	@	eBay, Inc.	5,848
40	@	Symantec Corp.	2,552
110	@	Yahoo!, Inc.	4,138
			12,538
		Iron/ Steel: 0.0%
10		Allegheny Technologies, Inc.	220
10		Nucor Corp.	529
10		United States Steel Corp.	524
			1,273
		Leisure Time: 0.0%
10		Brunswick Corp.	488
50		Carnival Corp.	2,650
25		Harley-Davidson, Inc.	1,446
20		Sabre Holdings Corp.	462
			5,046
		Lodging: 0.0%
10		Harrah’s Entertainment, Inc.	614
33		Hilton Hotels Corp.	682
19		Marriott Intl., Inc.	1,080
20		Starwood Hotels & Resorts Worldwide, Inc.	1,046
			3,422
		Machinery — Construction and Mining: 0.0%
7		Caterpillar, Inc.	641
			641
		Machinery — Diversified: 0.0%
20		Deere & Co.	1,435
20		Rockwell Automation, Inc.	946
			2,381
		Media: 0.1%
20		Clear Channel Communications, Inc.	674
180	@	Comcast Corp.	5,407
23		Gannett Co., Inc.	1,897
7		Knight-Ridder, Inc.	477
17		McGraw-Hill Cos., Inc.	1,491
6		Meredith Corp.	316
14		New York Times Co.	574
358	@	Time Warner, Inc.	6,341
16		Tribune Co.	694
10	@	Univision Communications, Inc.	301
59		Viacom, Inc.	2,047
167		Walt Disney Co.	4,489
			24,708
		Metal Fabricate/ Hardware: 0.0%
10		Worthington Industries, Inc.	215
			215
		Mining: 0.0%
10		Phelps Dodge Corp.	971
			971
		Miscellaneous Manufacturing: 0.2%
64		3M Co.	5,094
10		Cooper Industries Ltd.	663
20		Danaher Corp.	1,138
20		Dover Corp.	809
30		Eastman Kodak Co.	981
14		Eaton Corp.	944
844		General Electric Co.	29,843
68		Honeywell International, Inc.	2,402
25		Illinois Tool Works, Inc.	2,356

See Accompanying Notes to Financial Statements

48

Shares			Value
		Miscellaneous Manufacturing (continued)
15	@@	Ingersoll-Rand Co.	$1,116
10		ITT Industries, Inc.	851
10		Pall Corp.	271
10		Textron, Inc.	726
159	@@	Tyco Intl. Ltd.	5,401
			52,595
		Office/ Business Equipment: 0.0%
20		Pitney Bowes, Inc.	875
60	@	Xerox Corp.	920
			1,795
		Oil and Gas: 0.3%
8		Amerada Hess Corp.	711
24		Anadarko Petroleum Corp.	1,670
28		Apache Corp.	1,514
54		Burlington Resources, Inc.	2,506
264		ChevronTexaco Corp.	14,413
65		ConocoPhillips	5,914
58		Devon Energy Corp.	2,402
14		EOG Resources, Inc.	1,051
638		Exxon Mobil Corp.	32,697
8		Kerr-McGee Corp.	498
31		Marathon Oil Corp.	1,223
3	@,@@	Nabors Industries Ltd.	156
10	@	Noble Corp.	485
31		Occidental Petroleum Corp.	1,867
10		Sunoco, Inc.	826
20	@	Transocean, Inc.	805
29		Unocal Corp.	1,335
30		Valero Energy Corp.	1,404
			71,477
		Oil and Gas Services: 0.0%
20		Baker Hughes, Inc.	887
17		BJ Services Co.	861
30		Halliburton Co.	1,240
			2,988
		Packaging and Containers: 0.0%
14		Ball Corp.	627
10		Bemis Co.	278
10	@	Pactiv Corp.	249
6	@	Sealed Air Corp.	308
			1,462
		Pharmaceuticals: 0.2%
130		Abbott Laboratories	5,455
10		Allergan, Inc.	735
10		AmerisourceBergen Corp.	589
152		Bristol-Myers Squibb Co.	3,572
30		Cardinal Health, Inc.	1,568
60	@	Caremark Rx, Inc.	2,146
40		Eli Lilly & Co.	2,133
10	@	Express Scripts, Inc.	720
29	@	Forest Laboratories, Inc.	1,130
30	@	Gilead Sciences, Inc.	1,034
10	@	Hospira, Inc.	322
10	@	King Pharmaceuticals, Inc.	125
20	@	Medco Health Solutions, Inc.	754
172		Merck & Co., Inc.	4,819
607		Pfizer, Inc.	16,857
110		Schering-Plough Corp.	1,964
106		Wyeth	4,226
			48,149
		Pipelines: 0.0%
40	@	Dynegy, Inc.	226
40		El Paso Corp.	418
40		Williams Cos., Inc.	666
			1,310
		Real Estate Investment Trusts: 0.0%
10		Equity Office Properties Trust	275
10		ProLogis	402
15		Simon Property Group, Inc.	931
			1,608
		Retail: 0.2%
25	@	Bed Bath & Beyond, Inc.	998
30		Best Buy Co., Inc.	1,691
20		Circuit City Stores, Inc.	312
67		Costco Wholesale Corp.	3,256
30		CVS Corp.	1,361
10		Darden Restaurants, Inc.	273
10		Dillard’s, Inc.	252
16		Federated Department Stores, Inc.	877
100		Gap, Inc.	2,185
293		Home Depot, Inc.	12,232
40		J.C. Penney Co., Inc. Holding Co.	1,544
10	@	Kohl’s Corp.	462
50		Limited Brands, Inc.	1,222
64		Lowe’s Cos., Inc.	3,541
20		May Department Stores Co.	562
100		McDonald’s Corp.	3,074
10		Nordstrom, Inc.	438
30	@	Office Depot, Inc.	492
10		RadioShack Corp.	316
50		Staples, Inc.	1,596
30	@	Starbucks Corp.	1,688
70		Target Corp.	3,585
35		TJX Cos., Inc.	824
18	@	Toys R US, Inc.	348
343		Wal-Mart Stores, Inc.	17,856
110		Walgreen Co.	4,199
10		Wendy’s Intl., Inc.	357
26		Yum! Brands, Inc.	1,180
			66,721
		Savings and Loans: 0.0%
13		Golden West Financial Corp.	1,550
10		Sovereign Bancorp, Inc.	219
72		Washington Mutual, Inc.	2,931
			4,700
		Semiconductors: 0.1%
30	@	Altera Corp.	680
30		Analog Devices, Inc.	1,109
134	@	Applied Materials, Inc.	2,230
515		Intel Corp.	11,509
20	@	KLA-Tencor Corp.	901
20		Linear Technology Corp.	763
10		Maxim Integrated Products, Inc.	410
30	@	National Semiconductor Corp.	464
10	@	Qlogic Corp.	344
60		Texas Instruments, Inc.	1,451
			19,861
		Software: 0.2%
20		Adobe Systems, Inc.	1,211
10		Autodesk, Inc.	654
50		Automatic Data Processing, Inc.	2,277
30	@	BMC Software, Inc.	557
10	@	Citrix Systems, Inc.	236
46		Computer Associates Intl., Inc.	1,404
42	@	Compuware Corp.	242

See Accompanying Notes to Financial Statements

49

Shares			Value
		Software (continued)
14	@	Electronic Arts, Inc.	$685
67		First Data Corp.	2,753
15	@	Fiserv, Inc.	578
20		IMS Health, Inc.	451
17	@	Intuit, Inc.	711
863		Microsoft Corp.	23,138
30	@	Novell, Inc.	183
710	@	Oracle Corp.	8,989
20	@	Parametric Technology Corp.	117
30	@	PeopleSoft, Inc.	708
49	@	Siebel Systems, Inc.	494
40	@	Veritas Software Corp.	876
			46,264
		Telecommunications: 0.2%
35		Alltel Corp.	1,984
21		AT&T Corp.	384
50	@	Avaya, Inc.	821
148		BellSouth Corp.	3,969
10		CenturyTel, Inc.	329
540	@	Cisco Systems, Inc.	10,104
20		Citizens Communications Co.	286
10	@	Comverse Technology, Inc.	213
116	@	Corning, Inc.	1,459
330	@	Lucent Technologies, Inc.	1,297
250		Motorola, Inc.	4,815
89	@	Nextel Communications, Inc.	2,533
126		Qualcomm, Inc.	5,244
150	@	Qwest Communications Intl., Inc.	600
263		SBC Communications, Inc.	6,620
10		Scientific-Atlanta, Inc.	296
120		Sprint Corp.	2,737
40	@	Tellabs, Inc.	342
222		Verizon Communications, Inc.	9,153
			53,186
		Textiles: 0.0%
10		Cintas Corp.	447
			447
		Toys/ Games/ Hobbies: 0.0%
20		Hasbro, Inc.	381
30		Mattel, Inc.	568
			949
		Transportation: 0.0%
30		Burlington Northern Santa Fe Corp.	1,351
20		CSX Corp.	763
31		FedEx Corp.	2,946
40		Norfolk Southern Corp.	1,373
10		Union Pacific Corp.	634
93		United Parcel Service, Inc.	7,826
			14,893
		Total Common Stock (Cost $687,982)	904,235

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.1%
	Federal National Mortgage Association STRIP: 16.1%
$5,000,000	2.950%, due 11/15/05	$4,860,495
	Total U.S. Government Agency Obligations (Cost $4,784,888)	4,860,495
U.S. TREASURY OBLIGATIONS: 57.3%
	U.S. Treasury STRIP: 57.3%
17,788,000	2.660%, due 11/15/05	17,346,110
	Total U.S. Treasury Obligations (Cost $17,294,915)	17,346,110
OTHER BONDS: 23.2%
	Sovereign: 23.2%
7,234,000	Israel Trust, 3.030%, due 11/15/05	7,029,741
	Total Other Bonds (Cost $6,957,216)	7,029,741
	Total Long-Term Investments (Cost $29,725,001)	30,140,581
SHORT-TERM INVESTMENTS: 0.8%
	Repurchase Agreement: 0.8%
235,000	Goldman Sachs Repurchase Agreement dated 11/30/04, 2.060% due 12/01/04, $235,013 to be received upon repurchase (Collateralized by $227,000 Federal Home Loan Mortgage Corporation, 5.500%, Market Value plus accrued interest $240,194, due 07/15/06)	235,000
	Total Short-Term Investments (Cost $235,000)	235,000

Total Investments In Securities (Cost $29,960,001)*	100.4%	$30,375,581
Other Assets and Liabilities-Net	(0.4)	(112,668)
Net Assets	100.0%	$30,262,913

@                                                                                  Non-income producing security

@@                                                                      Foreign issuer

STRIP                                                            Separate Trading of Registered Interest and Principal of Securities

*                                                                                       Cost for federal income tax purposes is $30,068,672. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$314,066
Gross Unrealized Depreciation	(7,157)
Net Unrealized Appreciation	$306,909

See Accompanying Notes to Financial Statements

50

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity and Bond Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund

ING Government Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING International Fund

ING International Growth Fund

ING International SmallCap Growth Fund

ING International Value Fund

ING Precious Metals Fund

ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

ING Lexington Money Market Trust

ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Income Fund

*

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRSAR-AFCLPPFAB	(1104-012805)

Funds

Semi-Annual Report

November 30, 2004

Classes A, B, C, I and O

Domestic Equity Growth Funds

■  ING Growth Fund

■  ING Small Company Fund

Domestic Equity Value Fund

■  ING Value Opportunity Fund

Domestic Equity And Income Funds

■  ING Balanced Fund

■  ING Equity Income Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•  You will see a new section entitled "Shareholder Expense Examples". These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•  In addition to the normal performance tables included in the Portfolio Managers' Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each fiscal year on
Form N-Q. These Forms are available for shareholders to view on the SEC's website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

JAMES M. HENNESSY

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2004

Two months prior to the start of our fiscal year, the economic outlook had changed radically. On April 2, 2004, a very bullish U.S. employment report had sparked a few days of euphoria that vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. This was followed up with another strong report in May and by mid-month major stock and bond markets had negative returns for 2004. Markets were off their lows as we started our half year and in this period, as we shall see below, sentiment would undergo two more major reversals, accompanied by record-breaking market movements.

Global equities added 9.0% from the end of May through November according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars including net dividends, just under half due to dollar weakness. Among currencies, the euro, yen and pound all gained on the dollar, although the pendulum swung back and forth. Ultimately, the dollar succumbed to record U.S. trade deficits, and latterly, to fears that non-U.S. investors might diversify out of U.S. financial assets. By the end of November 2004, the euro had gained 8.9% and a new all time record against the dollar. The yen rose 6.2% to a level not seen since early 2000, while the pound stood 4.2% higher at a remarkable 12-year peak. On a trade-weighted basis, the dollar plummeted to 9-year lows.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended November 30, 2004, the Federal Open Market Committee (FOMC) would increase the Federal Reserves Funds rate four times to 2.0%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 3.8%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 9.6% for the six months. In a similar vein there was a notable flattening of the yield curve, as short-term interest rates marched up in anticipation of continued monetary tightening, while bond yields ignored this and fell in the face of mostly tame economic data. For the six months, the yield on 10-year Treasury Notes fell by 30 basis points to 4.4%, but the yield on 13-week Treasury Bills rose 113 basis points to 2.2%.

The U.S. equities market in the form of the Standard & Poor's ("S&P") 500 Index(4) rose 5.7% including dividends in the six months ended November 30, 2004. At that point, the market was trading at a price to earnings ("P/E") level of just under 16 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Federal Reserve embarked on its tightening cycle at the end of June the market was challenging its best levels of 2004. And yet, in the week before the increase, the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October 2004, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22 at 41% above end of May 2004 levels. This effective deflationary "tax" on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12. From there, however, oil prices retreated by 13% and that, combined with a clear election result, perceived to be business and shareholder friendly, plus a new, powerful employment report, caused sentiment to shift yet again. By the end of November, the S&P 500 Index had breached levels not seen since before September 11, 2001, bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 3.9%.

In international equities markets, for the six months ended November 30, 2004, Japan rose 4.8% in dollars, according to the MSCI Japan Index(5) with net dividends, but fell 2.6% in yen. At that point, stocks were trading at nearly 16 times 2005 estimated earnings. Initially encouraged by surprisingly strong, export led, 6.1% first quarter GDP growth, investors became disillusioned by a likely slow down in China, rising oil prices and a slumping dollar. By the third quarter, GDP growth had fallen to a depressingly flat 0.1%.

Meanwhile, European excluding ("ex") UK markets gained 15.5% in dollars, about five-eighths due to dollar weakness, according to the MSCI Europe ex UK Index(6) with net dividends. In local currency terms, the region's markets reached a 28-month high during November 2004, and were then trading on average at just over 13 times 2005 estimated earnings. Growth in this region is held back by weak domestic demand, restrained by 8.9% unemployment in inflexible labor markets. This region's main attraction is its relative

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2004

cheapness; the concern is the fragility of this picture, given its export dependency.

The UK market rose 12.1% in dollars between May and November 2004, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 7.5%, attaining the highest mark since mid-2002, and traded at about 161/2 times 2005 estimated earnings. Unlike Continental Europe, the UK economy strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. The Bank of England has been trying, with five interest rate increases since November 2003, to cool demand and by the end of November seemed to be succeeding.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING Growth Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by a team of equity investment specialists led by Kenneth Bragdon, CFA, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 4.49% compared to the Russell 1000 Growth Index(4), which returned 0.81% for the same period.

Portfolio Specifics: The market, as measured by the Russell 1000 Growth Index, was essentially flat for the six months ended November 30, 2004. The market was impacted by the outlook for slowing profit growth, higher energy prices, and concerns over higher interest rates. The period ended with most major domestic equity indices closing near their highest levels for 2004. As the period came to a close, the environment was buoyed by increased investor confidence after the presidential election, decent economic statistics, and stronger profit expectations.

The Fund performed well in the six months ended November 30, 2004. Performance was broad-based, with two leading sectors for every one lagging sector in the period. The Fund's outperformance was helped primarily by the health care and technology sectors. Performance also benefited from our continued underexposure to the pharmaceutical industry, which suffered from further fundamental deterioration combined with new potential legal and regulatory uncertainty. Results were aided by Gilead Sciences, Inc., which delivered a new drug for the treatment of AIDS through the successful combination of three existing medicines into an improved formula. In the technology sector, Apple Computer, Inc. was the largest positive contributor. Apple's iPod music player continued to exceed sales expectations and became one of the most talked about gifts for Christmas 2004. In addition, speculation began that iPod could reinvigorate other Apple products in the future. Other stocks exerting a positive influence on the portfolio included Halliburton Co. in the energy equipment and services sector and Monsanto Co., which provides technology-based agricultural solutions.

The Fund was negatively impacted by the financial services sector. This was the result of stock selection primarily and sector allocation to a lesser degree. The disclosure of an investigation by the New York Attorney General into sales and compensation practices within the insurance industry created volatility and had a negative impact on results. American Intl. Group, Inc. was named in the inquiry and was the worst performing stock in the sector. Several holdings with capital market sensitive businesses were dragged down by poorer business prospects than had been previously expected. Previously held Generic drug maker Andrx Corp. was pressured in the period due to government scrutiny into manufacturing practices, which were required to be corrected following an FDA inspection.

Current Strategy and Outlook: With the election decided, the market has focused on the positive fundamental factors. As a result, expectations have begun to improve as 2004 comes to a close. Global economies appear to be enjoying stable growth at this time, allowing the recovery to continue. At the moment, inflationary pressures continue to remain in check, but consensus expectations indicate that the Federal Reserve will continue to raise interest rates at a modest pace. The potential for surprise in early 2005 may lie in the weakness of the U.S. dollar, although it does not appear to be a major concern at this time. We appear to be approaching an environment that will be constructive for a portfolio of companies that are demonstrating positive underlying fundamentals at reasonable prices to seek positive results.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

Microsoft Corp.	4.5%
Johnson & Johnson	4.0%
International Business Machines Corp.	3.4%
Home Depot, Inc.	3.2%
Monsanto Co.	3.0%
Apple Computer, Inc.	2.9%
Qualcomm, Inc.	2.8%
Dell, Inc.	2.8%
Gilead Sciences, Inc.	2.8%
Procter & Gamble Co.	2.6%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS' REPORT

ING GROWTH FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(0.11)%	(8.67)%	7.62%	-	-
Class B(2)	0.21%	(8.56)%	-	(4.74)%	-
Class C(3)	4.26%	(8.30)%	-	-	(2.49)%
Class I	6.33%	(7.35)%	8.70%	-	-
Excluding Sales Charge:
Class A	5.98%	(7.58)%	8.26%	-	-
Class B	5.21%	(8.28)%	-	(4.61)%	-
Class C	5.26%	(8.30)%	-	-	(2.49)%
Class I	6.33%	(7.35)%	8.70%	-	-
Russell 1000 Growth Index(4)	5.83%	(8.19)%	9.35%	(4.26)%	(1.52	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Russell 1000 Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

5

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

The ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. The Fund is managed by a team of equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 9.58% compared to the Russell 2000 Index(4), which returned 12.18% for the same period.

Portfolio Specifics: Sector rotation worsened in the market, as evidenced by the high correlation of stock returns by sector. Stock selection in the producer durables and utilities sectors contributed positively to the Fund's performance; however, stock selection in the consumer staples and health care sectors had a negative impact. The largest individual positive contributors to performance during the period were Southwestern Energy Co., Terex Corp. and Carpenter Technology Corp. The largest negative contributors were Sanderson Farms, Inc., Cypress Semiconductor Corp. and Gevity HR, Inc. Our underweight position in health care contributed positively to performance, while cash held back returns in a rising market

Since the beginning of the period, we moved from an underweight position in the autos and transportation sector to a slight overweight position. In the energy and financial services sectors, we added stocks that should be less impacted by the direction of oil prices and interest rates, respectively. We reduced our position in the technology sector by 200 basis points, effectively emphasizing the more defensive technology stocks. Toward the end of the period, we trimmed our producer durables exposure as investors began to take their profits and move on. We continue to maintain the approximate 5% maximum limit for all of our sector active weights and a style neutral position to mitigate the harm caused by market swings.

Current Strategy and Outlook: We are encouraged by the economic data presented in 2004, and expect the U.S. economy to continue its current pace of expansion in 2005. We expect the U.S. equities market to continue its upward trend in 2005. Although we anticipate ongoing sector rotation for the next three to six months, which generally contributes to the spotty and sometimes short-lived outperformance of better quality stocks, we do expect the market to broaden and to more consistently reward stocks with stronger fundamentals in 2005.

We expect the market environment for small-cap stocks to be favorable. First of all, multiples of smaller capitalization stocks relative to large-cap stocks are still below historical averages, yet forward earnings expectations for large-cap stocks are only at a slight discount to those for small-cap stocks. Although productivity gains and a weak dollar have contributed to near-term profitability for large-cap stocks, in our opinion, in the long run, expectations for large-cap stocks are still too high. Second, access to capital for small-cap stocks has improved, particularly in the convertible debt and high yield markets. Growth in commercial lending by the banking industry benefits smaller companies. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large-cap companies still trump their smaller capitalization counterparts. We expect consolidation to continue with most deals occurring in the small-cap space.

Looking forward, we are optimistic on the economic recovery and U.S. equities market. Whatever challenges the market presents in the short term, we continue to follow our discipline and focus on stocks that have the best fundamentals to outperform over the long run. The Fund is well positioned to benefit as the small-cap cycle continues to move up the market-cap spectrum and better quality stocks begin to consistently outperform.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

Avid Technology, Inc.	2.1%
Landstar System, Inc.	1.9%
Corn Products Intl., Inc.	1.8%
Southwestern Energy Co.	1.8%
Terex Corp.	1.8%
Select Medical Corp.	1.7%
Overseas Shipholding Group, Inc.	1.7%
Hudson United BanCorp	1.6%
Denbury Resources Inc	1.6%
Kindred Healthcare Inc	1.5%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	3.08%	6.19%	13.62%	-	-
Class B(2)	3.52%	6.33%	-	10.02%	-
Class C(3)	7.57%	6.63%	-	-	6.80%
Class I	9.55%	7.72%	14.73%	-	-
Excluding Sales Charge:
Class A	9.37%	7.45%	14.29%	-	-
Class B	8.52%	6.64%	-	10.13%	-
Class C	8.57%	6.63%	-	-	6.80%
Class I	9.55%	7.72%	14.73%	-	-
Russell 2000 Index(4)	17.26%	8.29%	11.50%	10.13%	6.59	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Russell 2000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(5) Since inception performance for index is shown from July 1, 1998.

7

ING VALUE OPPORTUNITY FUND

PORTFOLIO MANAGERS' REPORT

The ING Value Opportunity Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. The Fund is managed by a team of equity investment specialists led by William F. Coughlin, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.56% compared to the Russell 1000 Value Index(4), the Russell 1000 Index(7) and the Standard & Poor's ("S&P") 500 Index(8) which returned 11.01%, 5.92% and 5.67%, respectively, for the same period.

Portfolio Specifics: A combination of modestly negative sector allocation and poor stock selection caused the Fund to underperform the Russell 1000 Value Index during the six months ended November 30, 2004. With respect to the Fund's sector allocation, an overweighted position in the poorly performing health care sector was the most important negative. In fact, Merck & Co., which was held during the period, and Pfizer, Inc. were two of the Fund's worst performing positions. The withdrawal of Vioxx by Merck & Co. cast a shadow over the entire industry and negatively impacted most other large pharmaceutical companies. Partially offsetting this weakness, however, was an important overweighting of the energy sector where Apache Corp., Halliburton Co. and ChevronTexaco Corp. made positive contributions. With energy prices likely to settle for a period around the $40 price level, we believe that share prices remain attractive. Overall, disappointing stock selection in the financial services sector was clearly the most important detriment to positive relative results as portfolio positions in American Intl. Group, Inc., Washington Mutual, Inc., Morgan Stanley, and Merrill Lynch & Co., Inc. all declined during the past six month period.

There were no major sector changes made during the most recent six-month reporting period. The largest sector exposure in the Fund remains financial services at approximately 34% of total assets. While this appears to be a relatively high level for a single sector, it should be remembered that the Russell 1000 Value Index has a weighting of nearly 33%, so the Fund is relatively in line with its benchmark. Consumer staples remains the most heavily overweighted sector relative to the benchmark, while technology is the most underweighted. The exposure to health care remains above the benchmark as we believe that following a period of difficult earnings comparisons and potential "headline risk" from new product failures, the sector offers above average potential. Overall, the Fund's sector weightings have remained sensitive to the weightings of the underlying benchmark as a means of controlling the overall risk and volatility of the Fund's returns.

Current Strategy and Outlook: The favorable presidential election outcome (from the market's perspective) and the outlook for stable to declining energy prices over the next few months have enabled investors to focus on the more traditional economic and market metrics: valuation, interest rates, corporate profits and inflation. Given our positive economic outlook, we believe that the market is reasonably valued and able to provide positive returns during the coming year.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

BP PLC ADR	3.8%
ChevronTexaco Corp.	3.7%
Bank of America Corp.	3.5%
Altria Group, Inc.	3.4%
Exxon Mobil Corp.	3.2%
Wells Fargo & Co.	3.2%
Washington Mutual, Inc.	3.1%
General Dynamics Corp.	3.1%
Nestle SA ADR	3.1%
American Intl. Group, Inc.	3.1%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS' REPORT

ING VALUE OPPORTUNITY FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A & I February 2, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	5.41%	(1.75)%	3.40%		-	-
Class B(2)	6.15%	(1.65)%	-		2.05%	-
Class C(3)	10.13%	(1.32)%	-		-	2.27%
Class I	11.95%	(0.37)%	4.54%		-	-
Excluding Sales Charge:
Class A	11.84%	(0.58)%	4.30%		-	-
Class B	11.15%	(1.33)%	-		2.19%	-
Class C	11.13%	(1.32)%	-		-	2.27%
Class I	11.95%	(0.37)%	4.54%		-	-
Russell 1000 Value Index(4)	19.67%	4.68%	6.87	%(5)	5.37%	5.20	%(6)
Russell 1000 Index(7)	12.66%	(1.30)%	4.45	%(5)	1.10%	2.44	%(6)
S&P 500 Index(8)	12.85%	(1.84)%	4.23	%(5)	0.56%	2.06	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Opportunity Fund against the Russell 1000 Value Index, the Russell 1000 Index and the S&P 500 Index. The indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(5) Since inception performance for index is shown from February 1, 1998.

(6) Since inception performance for index is shown from July 1, 1998.

(7) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(8) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

9

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

The ING Balanced Fund (the "Fund") seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Hugh T.M. Whelan and James B. Kauffmann, CFA, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 5.98% compared to the Standard & Poor's ("S&P") 500 Index(4) and the composite Index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index(7), which returned 5.67% and 4.98%, respectively, for the same period.

Portfolio Specifics: The equity component of the Fund outperformed the S&P 500 Index, primarily due to strong security selection in large-, mid-, and small-cap stocks. Stock selection in the large-, mid- and small-cap technology and health care sectors was especially rewarding. Stock selection in large-cap consumer discretionary stocks was also strong over the period. Positive performance in these areas was offset partially by disappointing performance among large- and mid-cap financial stocks and mid-cap consumer staples stocks. Apple Computer, Inc. was the largest positive contributor, while Motorola, Inc. was one of the worst performers. Shares of Apple Computer, Inc. continued to soar after the recent outstanding quarterly earnings report and the sustained success of iPod, which drove sales and propelled analyst estimates sharply upward. Motorola, Inc. fell on bad news surrounding IRS allegations of understated revenues from 1996-2000 and its disappointing IPO of Freescale Semiconductor, Inc.

The fixed income component of the Fund outperformed the Lehman Brothers Aggregate Bond Index. Our continuing exposure to emerging markets debt and crossover high yield issues contributed positively to performance. The Fund was well positioned for a rising rate environment in which yields on shorter maturities rise more than those on longer maturities. Our underweight in five- and ten-year maturities was particularly beneficial. Overweights in the outperforming securitized sectors - mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities - also helped. Our underweight in agency securities was a modest negative to performance.

Current Strategy and Outlook: With a robust 15% corporate profits growth expectation for the fourth calendar quarter of 2004, job growth continuing to increase albeit at a modest pace, and the Federal Reserve continuing with its "measured" increase in rates, we believe the outlook for equities is positive. On the bond side, we do not believe that the yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the potential rise in a number of inflation measures. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy appears to be highly accommodative. Tactically, the Fund is short duration in the anticipation of improving domestic economic fundamentals and the potential for increasing inflation and enduring dollar weakness.

Top Ten Industries
as of November 30, 2004
(as a percent of net assets)*

Federal National Mortgage Association	8.1%
Whole Loan Collaterized Mortgage Obligation	7.2%
Oil and Gas	6.0%
Banks	5.8%
Retail	5.2%
Diversified Financial Services	4.6%
Insurance	4.4%
U.S. Treasury Notes	4.1%
Federal Home Loan Mortgage Corporation	3.6%
Computers	3.3%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	2.71%	0.62%	8.37%	-	-		-
Class B(2)	3.21%	0.73%	-	2.12%	-		-
Class C(3)	7.27%	1.05%	-		2.53%		-
Class I	9.30%	2.07%	9.47%	-			-
Class O	-	-	-	-	-		4.12%
Excluding Sales Charge:
Class A	8.98%	1.82%	9.01%	-	-		-
Class B	8.21%	1.07%	-	2.27%	-		-
Class C	8.27%	1.05%	-		2.53%		-
Class I	9.30%	2.07%	9.47%	-			-
Class O	-	-	-	-	-		4.12%
S&P 500 Index(4)	12.85%	(1.84)%	11.90%	0.56%	2.06	%(5)	6.78	%(6)
Lehman Brothers Aggregate Bond Index(7)	4.44%	7.41%	7.70%	6.54%	6.41	%(5)	0.31	%(6)
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	9.50%	2.16%	10.55%	3.29%	4.21	%(5)	4.17	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, and the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index). The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please lon on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from July 1, 1998.

(6) Since inception performance for index is shown from September 1, 2004.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged index of publicity issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

11

ING EQUITY INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING Equity Income Fund (the "Fund") seeks long-term growth of capital and income. The Fund is managed by Karen H. Grimes, CFA, Vice President, Portfolio Manager, Wellington Management Company, LLP - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 7.86% compared to the Russell 1000 Value Index(4) and the Russell 1000 Index(6), which returned 11.01% and 5.92%, respectively, for the same period.

Portfolio Specifics: Improving jobs data and strong corporate profits eased investors' concern about the impact of the Federal Reserve rate hikes, which resulted in positive equity market performance during the period. Within the Russell 1000 Value Index, the energy and utilities sectors recorded the strongest returns. Rising oil prices directly benefited energy producers and indirectly benefited utility companies with cost-advantaged nuclear power plants. Utility shareholders enjoyed an environment of rising earnings, dividend increases and share buybacks.

The financials, energy, and consumer discretionary sectors detracted the most from the Fund's relative performance. Also, our overweight allocation to the weak health care sector hampered benchmark-relative returns. Sentiment towards the health care sector (particularly pharmaceuticals) was poor during the period as rising prices and political scrutiny cast a shadow over the industry. Within financials, stock selection was hurt by weak performance among insurance holdings Marsh & McLennan Cos., which was held during the period, and St. Paul Travelers Cos., Inc.

The top detractors in the Fund were Pfizer, Inc. and General Motors Corp. Pfizer, Inc. traded down following concerns over cardiovascular risks associated with anti-arthritis Cox-II inhibitor drugs. General Motors Corp. reported weak earnings during the period, driven by lower volumes, a weaker product mix and higher costs.

Our holdings in the energy and utilities sectors were the largest contributors to positive absolute Fund returns over the period. In terms of individual holdings, utility company TXU Corp. was a strong contributor. The company announced a 350% increase in its dividend, raised its profit forecast, and boosted its share buyback program, sending TXU's shares to an all-time high. Exelon Corp., a nuclear power plant owner, was also a strong contributor amidst rising oil prices. Construction machinery firm Caterpillar, Inc. benefited from continued strong sales growth and moderating inventory growth. Chemical manufacturer Dow Chemical Co. rose reflecting a strong earnings recovery in their ethylene business.

Current Strategy and Outlook: Our "major worry factor" is the continued upward movement of oil prices, and we are watching energy market developments quite closely. Longer term it appears higher fuel prices are here to stay, but we still anticipate a correction to the $30 range sometime in the next twelve months. Assuming a more normalized oil price, we have not changed our moderately constructive outlook on the economy. The continuing trend of dividend growth is supported by still-strong profit growth, and high levels of cash on corporate balance sheets. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. We continue to believe the economy will expand in the face of modest interest rate increases. In addition, we seek to invest in stocks of companies whose managements are committed to, and capable of, growing their dividends. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight utilities, materials, financials and health care.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

Exxon Mobil Corp.	5.2%
Caterpillar, Inc.	5.0%
Bank of America Corp.	5.0%
Citigroup, Inc.	4.4%
Alcoa, Inc.	3.4%
Goldman Sachs Group, Inc.	3.1%
SunTrust Banks, Inc.	2.9%
Dow Chemical Co.	2.7%
Dominion Resources, Inc.	2.7%
Merrill Lynch & Co., Inc.	2.6%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS' REPORT

ING EQUITY INCOME FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	7.14%	(5.89)%	7.34%	-	-
Class B(2)	7.81%	(5.78)%	-	(3.46)%	-
Class C(3)	11.75%	(5.49)%	-		(2.82)%
Class I	13.94%	(4.55)%	8.40%	-
Excluding Sales Charge:
Class A	13.67%	(4.71)%	7.98%	-	-
Class B	12.81%	(5.49)%	-	(3.33)%	-
Class C	12.75%	(5.49)%	-		(2.82)%
Class I	13.94%	(4.55)%	8.40%	-
Russell 1000 Value Index(4)	19.67%	4.68%	13.58%	5.37%	5.20	%(5)
Russell 1000 Index(6)	12.66%	(1.30)%	11.92%	1.10%	2.44	%(5)
S&P 500 Index(7)	12.85%	(1.84)%	11.90%	0.56%	2.06	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Income Fund against the Russell 1000 Value Index, the Russell 1000 Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(5) Since inception performance for index is shown from July 1, 1998.

(6) The Russell 1000 Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Growth Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,044.90	1.23%	$6.31
Class B	1,000.00	1,040.90	1.98	10.13
Class C	1,000.00	1,040.40	1.98	10.13
Class I	1,000.00	1,046.10	0.98	5.03
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.23%	$6.23
Class B	1,000.00	1,015.14	1.98	10.00
Class C	1,000.00	1,015.14	1.98	10.00
Class I	1,000.00	1,020.16	0.98	4.96

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Small Company Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,095.80	1.43%	$7.51
Class B	1,000.00	1,091.70	2.18	11.43
Class C	1,000.00	1,092.20	2.18	11.43
Class I	1,000.00	1,096.90	1.14	5.99
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.90	1.43%	$7.23
Class B	1,000.00	1,014.14	2.18	11.01
Class C	1,000.00	1,014.14	2.18	11.01
Class I	1,000.00	1,019.35	1.14	5.77
ING Value Opportunity Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,065.60	1.34%	$6.94
Class B	1,000.00	1,061.20	2.09	10.80
Class C	1,000.00	1,061.90	2.09	10.80
Class I	1,000.00	1,066.00	1.09	5.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.35	1.34%	$6.78
Class B	1,000.00	1,014.59	2.09	10.56
Class C	1,000.00	1,014.59	2.09	10.56
Class I	1,000.00	1,019.60	1.09	5.52

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Balanced Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,059.80	1.31%	$6.76
Class B	1,000.00	1,055.80	2.06	10.62
Class C	1,000.00	1,055.40	2.06	10.61
Class I	1,000.00	1,061.10	1.06	5.48
Class O	1,000.00	1,041.20	1.31	6.70
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.31%	$6.63
Class B	1,000.00	1,014.74	2.06	10.40
Class C	1,000.00	1,014.74	2.06	10.40
Class I	1,000.00	1,019.75	1.06	5.37
Class O	1,000.00	1,018.50	1.31	6.63
ING Equity Income Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,078.60	1.20%	$6.25
Class B	1,000.00	1,073.20	1.95	10.13
Class C	1,000.00	1,073.50	1.95	10.14
Class I	1,000.00	1,079.00	0.95	4.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class I	1,000.00	1,020.31	0.95	4.81

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED)

	ING Growth Fund	ING Small Company Fund	ING Value Opportunity Fund
ASSETS:
Investments in securities at value+*	$103,504,830	$179,819,759	$39,689,352
Short-term investments at amortized cost	3,873,315	12,122,115	1,203,408
Repurchase agreement	1,209,000	11,024,000	911,000
Cash	603	13,555	643
Receivables: Investment securities sold	2,509,017	-	-
Fund shares sold	3,147	35,141	471
Dividends and interest	665,302	72,143	97,143
Prepaid expenses	20,776	19,995	17,109
Total assets	111,785,990	203,106,708	41,919,126
LIABILITIES:
Payable for investment securities purchased	2,857,634	37,092	-
Payable for fund shares redeemed	1,933	183,213	20,366
Payable upon receipt of securities loaned	3,873,315	12,122,115	1,203,408
Payable to affiliates	86,764	179,171	50,484
Payable for director fees	5,436	2,322	1,414
Other accrued expenses and liabilities	81,031	124,393	78,827
Total liabilities	6,906,113	12,648,306	1,354,499
NET ASSETS	$104,879,877	$190,458,402	$40,564,627
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$228,926,863	$156,795,487	$39,017,866
Undistributed net investment income (accumulated net investment loss)	348,927	(281,647)	11,666
Accumulated net realized loss on investments and futures	(139,601,454)	(3,595,406)	(2,453,976)
Net unrealized appreciation on investments and futures	15,205,541	37,539,968	3,989,071
NET ASSETS	$104,879,877	$190,458,402	$40,564,627
+ Including securities loaned at value	$3,784,809	$11,751,188	$1,174,522
* Cost of investments in securities	$88,299,289	$142,279,793	$35,700,281

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

	ING Growth Fund	ING Small Company Fund	ING Value Opportunity Fund
Class A:
Net assets	$60,089,646	$128,699,796	$34,377,046
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,063,022	7,762,234	3,271,523
Net asset value and redemption price per share	$11.87	$16.58	$10.51
Maximum offering price per share (5.75%)(1)	$12.59	$17.59	$11.15
Class B:
Net assets	$6,570,123	$6,402,914	$4,362,726
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	560,545	386,787	424,527
Net asset value and redemption price per share(2)	$11.72	$16.55	$10.28
Maximum offering price per share	$11.72	$16.55	$10.28
Class C:
Net assets	$2,274,632	$4,218,562	$1,478,547
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	196,077	256,176	144,301
Net asset value and redemption price per share(2)	$11.60	$16.47	$10.25
Maximum offering price per share	$11.60	$16.47	$10.25
Class I:
Net assets	$35,945,476	$51,137,130	$346,308
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,931,517	2,970,556	32,750
Net asset value and redemption price per share	$12.26	$17.21	$10.57
Maximum offering price per share	$12.26	$17.21	$10.57

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED)

	ING Balanced Fund	ING Equity Income Fund
ASSETS:
Investments in securities at value+*	$132,228,417	$110,266,669
Short-term investments**	16,194,276	5,928,012
Repurchase agreement	2,846,000	-
Cash	-	1,771,032
Cash collateral for futures	18,129	-
Receivables: Fund shares sold	20,283	-
Dividends and interest	647,609	313,952
Prepaid expenses	18,159	13,846
Reimbursement due from manager	-	3,628
Total assets	151,972,873	118,297,139
LIABILITIES:
Payable for investment securities purchased	9,802,956	-
Payable for fund shares redeemed	55,805	594
Payable for futures variation margin	4,603	-
Payable upon receipt of securities loaned	11,270,826	5,928,012
Payable to affiliates	125,515	90,469
Payable for director fees	2,849	8,770
Other accrued expenses and liabilities	52,484	68,778
Total liabilities	21,315,038	6,096,623
NET ASSETS	$130,657,835	$112,200,516
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$117,374,208	$220,166,789
Accumulated net investment loss	(141,112)	(211,949)
Accumulated net realized loss on investments, foreign currency related transactions and futures	(697,717)	(113,247,686)
Net unrealized appreciation on investments, foreign currency related transactions and futures	14,122,456	5,493,362
NET ASSETS	$130,657,835	$112,200,516
+ Including securities loaned at value	$10,976,112	$5,723,928
* Cost of investments in securities	$118,113,840	$104,774,184
** Cost of short-term investments	$16,194,612	$5,928,012

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

	ING Balanced Fund	ING Equity Income Fund
Class A:
Net assets	$70,348,506	$58,692,447
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,833,123	5,925,194
Net asset value and redemption price per share	$12.06	$9.91
Maximum offering price per share (5.75%)(1)	$12.80	$10.51
Class B:
Net assets	$16,856,541	$5,574,285
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,409,661	569,157
Net asset value and redemption price per share(2)	$11.96	$9.79
Maximum offering price per share	$11.96	$9.79
Class C:
Net assets	$4,417,153	$1,930,747
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	369,116	197,825
Net asset value and redemption price per share(2)	$11.97	$9.76
Maximum offering price per share	$11.97	$9.76
Class I:
Net assets	$36,595,330	$46,003,037
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,039,494	4,636,558
Net asset value and redemption price per share	$12.04	$9.92
Maximum offering price per share	$12.04	$9.92
Class O:
Net assets	$2,440,305	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	203,010	n/a
Net asset value and redemption price per share	$12.02	n/a
Maximum offering price per share	$12.02	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

	ING Growth Fund	ING Small Company Fund	ING Value Opportunity Fund
INVESTMENT INCOME:
Dividends	$964,781	$995,485	$492,641
Interest	17,293	91,800	9,641
Securities lending income	1,014	33,882	374
Total investment income	983,088	1,121,167	502,656
EXPENSES:
Investment management fees	368,393	875,664	148,615
Distribution and service fees:
Class A	74,873	152,336	45,971
Class B	32,564	29,809	19,539
Class C	11,292	19,340	7,143
Transfer agent fees	35,241	115,267	5,869
Administrative service fees	42,102	82,568	16,985
Shareholder reporting expense	8,225	32,288	11,181
Registration fees	22,235	28,489	22,920
Professional fees	13,406	21,940	5,849
Custody and accounting expense	13,303	25,778	3,660
Directors' fees	6,039	8,418	966
Miscellaneous expense	6,488	10,917	2,427
Total expenses	634,161	1,402,814	291,125
Recouped fees	-	-	13,000
Net expenses	634,161	1,402,814	304,125
Net investment income (loss)	348,927	(281,647)	198,531
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on: Investments	(1,153,538)	14,916,339	(250,729)
Futures	(1,097)	398,264	-
Net realized gain (loss) on investments and futures	(1,154,635)	15,314,603	(250,729)
Net change in unrealized appreciation or depreciation on: Investments	5,185,815	3,734,480	2,645,259
Futures	-	42,166	-
Net change in unrealized appreciation or depreciation on investments and futures	5,185,815	3,776,646	2,645,259
Net realized and unrealized gain on investments and futures	4,031,180	19,091,249	2,394,530
Increase in net assets resulting from operations	$4,380,107	$18,809,602	$2,593,061

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

	ING Balanced Fund	ING Equity Income Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$769,124	$1,563,958
Interest	1,039,928	-
Securities lending income	10,900	2,996
Total investment income	1,819,952	1,566,954
EXPENSES:
Investment management fees	501,446	384,913
Distribution and service fees: Class A	86,219	69,992
Class B	77,312	23,617
Class C	22,040	7,414
Class O	582	-
Transfer agent fees	32,734	23,863
Administrative service fees	50,145	43,990
Shareholder reporting expense	8,226	27,062
Registration fees	25,350	25,665
Professional fees	15,048	9,072
Custody and accounting expense	19,914	13,720
Directors' fees	3,843	8,052
Miscellaneous expense	5,532	9,520
Total expenses	848,391	646,880
Brokerage commission recapture	-	(11,413)
Net expenses	848,391	635,467
Net investment income	971,561	931,487
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on: Investments	3,555,205	(399,906)
Foreign currency related transactions	-	1,996
Futures	(13,309)	-
Net realized gain (loss) on investments, foreign currency related transactions and futures	3,541,896	(397,910)
Net change in unrealized appreciation or depreciation on: Investments	2,686,817	7,836,926
Foreign currency related transactions	-	(1,366)
Futures	60,623	-
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	2,747,440	7,835,560
Net realized and unrealized gain on investments, foreign currency related transactions and futures	6,289,336	7,437,650
Increase in net assets resulting from operations	$7,260,897	$8,369,137
* Foreign taxes	$-	$754

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Growth Fund		ING Small Comany Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$348,927	$(455,219)	$(281,647)	$371,032
Net realized gain (loss) on investments and futures	(1,154,635)	31,580,832	15,314,603	69,584,736
Net change in unrealized appreciation or depreciation on investments and futures	5,185,815	(5,775,022)	3,776,646	(1,592,720)
Net increase in net assets resulting from operations	4,380,107	25,350,591	18,809,602	68,363,048
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	-	-	-	(227,376)
Total distributions	-	-	-	(227,376)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,191,278	53,885,868	14,397,120	118,802,203
Dividends reinvested	-	-	-	227,345
	5,191,278	53,885,868	14,397,120	119,029,548
Cost of shares redeemed	(17,943,820)	(141,567,441)	(132,255,734)	(161,325,044)
Net decrease in net assets resulting from capital share transactions	(12,752,542)	(87,681,573)	(117,858,614)	(42,295,496)
Net increase (decrease) in net assets	(8,372,435)	(62,330,982)	(99,049,012)	25,840,176
NET ASSETS:
Beginning of period	113,252,312	175,583,294	289,507,414	263,667,238
End of period	$104,879,877	$113,252,312	$190,458,402	$289,507,414
Undistributed net investment income (accumulated net investment loss) at end of period	$348,927	$-	$(281,647)	$-

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Value Opportunity Fund		ING Balanced Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$198,531	$211,013	$971,561	$1,411,491
Net realized gain (loss) on investments and futures	(250,729)	7,294,028	3,541,896	9,349,303
Net change in unrealized appreciation or depreciation on investments and futures	2,645,259	(1,838,124)	2,747,440	292,037
Net increase in net assets resulting from operations	2,593,061	5,666,917	7,260,897	11,052,831
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(333,715)	(81,188)	(999,017)	(1,007,910)
Class B	(19,054)	-	(91,951)	(60,584)
Class C	(4,179)	-	(17,133)	(31,874)
Class I	(4,286)	(23,015)	(660,657)	(965,062)
Class O	-	-	(23,153)	-
Net realized gains:
Class A	-	-	(698,792)	-
Class B	-	-	(167,227)	-
Class C	-	-	(44,395)	-
Class I	-	-	(363,502)	-
Class O	-	-	(20,953)	-
Total distributions	(361,234)	(104,203)	(3,086,780)	(2,065,430)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,381,837	12,473,263	14,970,198	36,818,785
Dividends reinvested	356,187	103,754	3,019,096	2,028,904
	5,738,024	12,577,017	17,989,294	38,847,689
Cost of shares redeemed	(9,914,297)	(12,468,766)	(17,763,521)	(37,722,372)
Net increase (decrease) in net assets resulting from capital share transactions	(4,176,273)	108,251	225,773	1,125,317
Net increase (decrease) in net assets	(1,944,446)	5,670,965	4,399,890	10,112,718
NET ASSETS:
Beginning of period	42,509,073	36,838,108	126,257,945	116,145,227
End of period	$40,564,627	$42,509,073	$130,657,835	$126,257,945
Undistributed net investment income (accumulated net investment loss) at end of period	$11,666	$174,369	$(141,112)	$679,238

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Equity Income Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$931,487	$2,192,339
Net realized gain (loss) on investments and foreign currency related transactions	(397,910)	66,781,612
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,835,560	(32,037,619)
Net increase in net assets resulting from operations	8,369,137	36,936,332
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income: Class A	(1,155,093)	(113,350)
Class B	(58,121)	-
Class C	(16,854)	-
Class I	(1,165,052)	(827,305)
Total distributions	(2,395,120)	(940,655)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,657,699	27,877,729
Dividends reinvested	2,367,588	938,791
	12,025,287	28,816,520
Cost of shares redeemed	(21,146,412)	(191,057,480)
Net decrease in net assets resulting from capital share transactions	(9,121,125)	(162,240,960)
Net decrease in net assets	(3,147,108)	(126,245,283)
NET ASSETS:
Beginning of period	115,347,624	241,592,907
End of period	$112,200,516	$115,347,624
Undistributed net investment income (accumulated net investment loss) at end of period	$(211,949)	$1,251,684

See Accompanying Notes to Financial Statements

25

ING GROWTH FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.36	9.97	11.21	11.66	22.50	22.15	16.37
Income (loss) from investment operations:
Net investment income (loss)	$0.04	(0.04)	(0.04)	(0.05)	(0.07)	(0.03)	(0.06)*
Net realized and unrealized gain (loss) on investments	$0.47	1.43	(1.20)	(0.40)	(8.21)	3.42	6.04
Total from investment operations	$0.51	1.39	(1.24)	(0.45)	(8.28)	3.39	5.98
Less distributions from:
Net realized gains on investments	$-	-	-	-	2.56	3.04	0.20
Total distributions	$-	-	-	-	2.56	3.04	0.20
Net asset value, end of period	$11.87	11.36	9.97	11.21	11.66	22.50	22.15
Total Return(2)%	4.49	13.94	(11.06)	(3.86)	(40.71)	16.34	36.78
Ratios and Supplemental Data:
Net assets, end of period (000s)	$60,090	64,570	66,514	82,011	85,409	122,415	57,329
Ratios to average net assets:
Expenses(3)%	1.23	1.18	1.24	1.21	1.16	1.12	1.19
Net investment income (loss)(3)%	0.63	(0.35)	(0.38)	(0.67)	(0.53)	(0.34)	(0.29)
Portfolio turnover rate %	68	147	197	143	199	183	142
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1, 1999(4) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.26	9.95	11.28	11.79	22.71	22.40	19.84
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.10)	(0.08)	(0.10)	(0.20)	(0.03)	(0.15)*
Net realized and unrealized gain (loss) on investments	$0.47	1.41	(1.25)	(0.41)	(8.29)	3.30	2.71
Total from investment operations	$0.46	1.31	(1.33)	(0.51)	(8.49)	3.27	2.56
Less distributions from:
Net realized gains on investments	$-	-	-	-	2.43	2.96	-
Total distributions	$-	-	-	-	2.43	2.96	-
Net asset value, end of period	$11.72	11.26	9.95	11.28	11.79	22.71	22.40
Total Return(2)%	4.09	13.17	(11.79)	(4.32)	(41.11)	15.46	12.90
Ratios and Supplemental Data:
Net assets, end of period (000s)	$6,570	7,054	3,965	2,988	3,213	5,710	1,920
Ratios to average net assets:
Expenses(3)%	1.98	1.93	1.99	1.96	1.91	1.87	1.94
Net investment loss(3)%	(0.10)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)	(1.04)
Portfolio turnover rate %	68	147	197	143	199	183	142

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

26

ING GROWTH FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.15	9.85	11.18	11.68	22.55	22.25	16.56
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.12)	(0.10)	(0.11)	(0.20)	(0.03)	(0.22	)*
Net realized and unrealized gain (loss) on investments	$0.46	1.42	(1.23)	(0.39)	(8.23)	3.27	6.11
Total from investment operations	$0.45	1.30	(1.33)	(0.50)	(8.43)	3.24	5.89
Less distributions from:
Net realized gains on investments	$-	-	-	-	2.44	2.94	0.20
Total distributions	$-	-	-	-	2.44	2.94	0.20
Net asset value, end of period	$11.60	11.15	9.85	11.18	11.68	22.55	22.25
Total Return(2)%	4.04	13.20	(11.90)	(4.28)	(41.14)	15.47	35.80
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,275	2,444	1,662	1,893	2,268	3,857	1,446
Ratios to average net assets:
Expenses(3)%	1.98	1.93	1.99	1.96	1.91	1.87	1.94
Net investment loss(3)%	(0.10)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)	(1.04)
Portfolio turnover rate %	68	147	197	143	199	183	142
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.72	10.25	11.51	11.95	22.98	22.54	16.62
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.03)	(0.01)	(0.03)	(0.04)	(0.04)	(0.01	)*
Net realized and unrealized gain (loss) on investments	$0.48	1.50	(1.25)	(0.41)	(8.39)	3.56	6.13
Total from investment operations	$0.54	1.47	(1.26)	(0.44)	(8.43)	3.52	6.12
Less distributions from:
Net realized gains on investments	$-	-	-	-	2.60	3.08	0.20
Total distributions	$-	-	-	-	2.60	3.08	0.20
Net asset value, end of period	$12.26	11.72	10.25	11.51	11.95	22.98	22.54
Total Return(2)%	4.61	14.34	(10.95)	(3.68)	(40.54)	16.65	37.09
Ratios and Supplemental Data:
Net assets, end of period (000s)	$35,945	39,184	103,442	124,351	141,232	254,209	206,238
Ratios to average net assets:
Expenses(3)%	0.98	0.93	0.99	0.96	0.91	0.87	0.94
Net investment income (loss)(3)%	0.89	(0.10)	(0.13)	(0.42)	(0.28)	(0.09)	(0.04)
Portfolio turnover rate %	68	147	197	143	199	183	142

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

27

ING SMALL COMPANY FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$15.13	12.06	13.70	12.74	14.80	12.11	10.15
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.00 **	(0.01)	(0.03)	0.03	0.02	0.02 *
Net realized and unrealized gain (loss) on investments	$1.48	3.07	(1.63)	1.00	(1.30)	3.62	2.02
Total from investment operations	$1.45	3.07	(1.64)	0.97	(1.27)	3.64	2.04
Less distributions from:
Net investment income	$-	-	-	0.01	0.05	0.01	0.02
Net realized gains on investments	$-	-	-	-	0.74	0.94	0.06
Total distributions	$-	-	-	0.01	0.79	0.95	0.08
Net asset value, end of period	$16.58	15.13	12.06	13.70	12.74	14.80	12.11
Total Return(2)%	9.58	25.46	(11.97)	7.64	(8.66)	31.55	20.16
Ratios and Supplemental Data:
Net assets, end of period (000's)	$128,700	123,834	92,176	101,892	69,074	61,682	16,269
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.43	1.28	1.38	1.32	1.34	1.35	1.48
Gross expenses prior to expense reimbursement(3)%	1.43	1.28	1.38	1.32	1.34	1.35	1.50
Net investment income (loss) after expense reimbursement(3)(4)%	(0.32)	(0.03)	(0.08)	(0.37)	0.25	0.21	0.18
Portfolio turnover rate %	29	123	322	200	257	333	232
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1, 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$15.16	12.17	13.93	13.00	15.12	12.37	10.69
Income (loss) from investment operations:
Net investment income (loss)	$(0.08)	(0.09)	(0.10)	(0.06)	(0.07)	0.01	(0.05)*
Net realized and unrealized gain (loss) on investments	$1.47	3.08	(1.66)	0.99	(1.33)	3.61	1.73
Total from investment operations	$1.39	2.99	(1.76)	0.93	(1.40)	3.62	1.68
Less distributions from:
Net realized gains on investments	$-	-	-	-	0.72	0.87	-
Total distributions	$-	-	-	-	0.72	0.87	-
Net asset value, end of period	$16.55	15.16	12.17	13.93	13.00	15.12	12.37
Total Return(2)%	9.17	24.57	(12.63)	7.15	(9.37)	30.51	15.72
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,403	6,234	2,048	1,890	1,173	1,246	129
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.18	2.03	2.13	2.07	2.09	2.10	2.23
Gross expenses prior to expense reimbursement(3)%	2.18	2.03	2.13	2.07	2.09	2.10	2.25
Net investment loss after expense reimbursement(3)(4)	%(1.08)	(0.84)	(0.83)	(1.11)	(0.50)	(0.54)	(0.57)
Portfolio turnover rate %	29	123	322	200	257	333	232

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements.

28

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$15.08	12.11	13.88	12.95	15.04	12.32	10.39
Income (loss) from investment operations:
Net investment income (loss)	$(0.08)	(0.11)	(0.10)	(0.12)	(0.08)	0.02	(0.07	)*
Net realized and unrealized gain (loss) on investments	$1.47	3.08	(1.67)	1.05	(1.32)	3.59	2.07
Total from investment operations	$1.39	2.97	(1.77)	0.93	(1.40)	3.61	2.00
Less distributions from:
Net investment income	$-	-	-	-	-	-	0.01
Net realized gains on investments	$-	-	-	-	0.69	0.89	0.06
Total distributions	$-	-	-	-	0.69	0.89	0.07
Net asset value, end of period	$16.47	15.08	12.11	13.88	12.95	15.04	12.32
Total Return(2)%	9.22	24.53	(12.75)	7.18	(9.39)	30.54	19.33
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,219	3,855	2,270	3,369	4,040	6,736	1,893
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.18	2.03	2.13	2.07	2.09	2.10	2.23
Gross expenses prior to expense reimbursement(3)%	2.18	2.03	2.13	2.07	2.09	2.10	2.25
Net investment loss after expense reimbursement(3)(4)	%(1.07)	(0.80)	(0.83)	(1.09)	(0.50)	(0.54)	(0.57)
Portfolio turnover rate %	29	123	322	200	257	333	232
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$15.69	12.49	14.15	13.17	15.26	12.46	10.43
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.04	0.02	(0.01)	0.07	0.06	0.05	*
Net realized and unrealized gain (loss) on investments	$1.53	3.18	(1.68)	1.03	(1.34)	3.72	2.08
Total from investment operations	$1.52	3.22	(1.66)	1.02	(1.27)	3.78	2.13
Less distributions from:
Net investment income	$-	0.02	-	0.04	0.08	0.04	0.04
Net realized gains on investments	$-	-	-	-	0.74	0.94	0.06
Total distributions	$-	0.02	-	0.04	0.82	0.98	0.10
Net asset value, end of period	$17.21	15.69	12.49	14.15	13.17	15.26	12.46
Total Return(2)%	9.69	25.75	(11.73)	7.74	(8.41)	31.79	20.54
Ratios and Supplemental Data:
Net assets, end of period (000's)	$51,137	155,583	167,174	214,459	183,569	188,306	51,423
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.14	1.03	1.13	1.07	1.09	1.10	1.23
Gross expenses prior to expense reimbursement(3)%	1.14	1.03	1.13	1.07	1.09	1.10	1.25
Net investment income (loss) after expense reimbursement(3)(4)%	(0.08)	0.22	0.17	(0.11)	0.50	0.46	0.43
Portfolio turnover rate %	29	123	322	200	257	333	232

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

29

ING VALUE OPPORTUNITY FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.96	8.68	10.32	10.23	14.50	13.20	9.97
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.05	0.02	(0.01)	(0.01)	(0.02)	- *
Net realized and unrealized gain (loss) on investments	$0.59	1.25	(1.66)	0.10	(2.22)	2.18	3.25
Total from investment operations	$0.65	1.30	(1.64)	0.09	(2.23)	2.16	3.25
Less distributions from:
Net investment income	$0.10	0.02	-	-	-	0.01	0.02
Net realized gains on investments	$-	-	-	-	2.04	0.85	-
Total distributions	$0.10	0.02	-	-	2.04	0.86	0.02
Net asset value, end of period	$10.51	9.96	8.68	10.32	10.23	14.50	13.20
Total Return(2)%	6.56	15.03	(15.89)	0.88	(17.26)	17.24	32.57
Ratios and Supplemental Data:
Net assets, end of period (000s)	$34,377	37,069	30,436	24,634	12,294	7,074	1,139
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.34	1.31	1.35	1.35	1.35	1.35	1.35
Gross expenses prior to expense reimbursement/recoupment(3)%	1.28	1.45	1.65	1.62	1.99	1.87	2.77
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.02	0.58	0.22	(0.28)	(0.10)	(0.17)	(0.02)
Portfolio turnover rate %	11	200	269	132	172	162	125
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1, 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.73	8.51	10.20	10.16	14.38	13.14	11.28
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.01)	(0.03)	(0.04)	(0.07)	(0.04)	(0.06)*
Net realized and unrealized gain (loss) on investments	$0.59	1.23	(1.66)	0.08	(2.23)	2.08	1.92
Total from investment operations	$0.60	1.22	(1.69)	0.04	(2.30)	2.04	1.86
Less distributions from:
Net realized gains on investments	$0.05	-	-	-	1.92	0.80	-
Total distributions	$0.05	-	-	-	1.92	0.80	-
Net asset value, end of period	$10.28	9.73	8.51	10.20	10.16	14.38	13.14
Total Return(2)%	6.12	14.34	(16.57)	0.39	(17.81)	16.31	16.49
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,363	3,645	1,183	587	350	149	188
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.09	2.06	2.10	2.10	2.10	2.10	2.10
Gross expenses prior to expense reimbursement/recoupment(3)%	2.03	2.20	2.40	2.37	2.74	2.62	3.52
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.30	(0.02)	(0.52)	(1.00)	(0.85)	(0.92)	(0.77)
Portfolio turnover rate %	11	200	269	132	172	162	125

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

30

ING VALUE OPPORTUNITY FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.68	8.47	10.15	10.11	14.34	13.09	9.95
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01)	(0.03)	(0.06)	(0.09)	(0.03)	(0.09	)*
Net realized and unrealized gain (loss) on investments	$0.58	1.22	(1.65)	0.10	(2.20)	2.08	3.23
Total from investment operations	$0.60	1.21	(1.68)	0.04	(2.29)	2.05	3.14
Less distributions from:
Net realized gains on investments	$0.03	-	-	-	1.94	0.80	-
Total distributions	$0.03	-	-	-	1.94	0.80	-
Net asset value, end of period	$10.25	9.68	8.47	10.15	10.11	14.34	13.09
Total Return(2)%	6.19	14.29	(16.55)	0.40	(17.84)	16.39	31.56
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,479	1,443	528	414	388	464	315
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.09	2.06	2.10	2.10	2.10	2.10	2.10
Gross expenses prior to expense reimbursement/recoupment(3)%	2.03	2.20	2.40	2.37	2.74	2.62	3.52
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.29	(0.05)	(0.53)	(0.97)	(0.85)	(0.92)	(0.77)
Portfolio turnover rate %	11	200	269	132	172	162	125
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.04	8.75	10.38	10.28	14.55	13.24	9.99
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.02 *	0.04	0.00 **	(0.05)	(0.01)	0.03	*
Net realized and unrealized gain (loss) on investments	$0.59	1.31	(1.67)	0.10	(2.16)	2.21	3.25
Total from investment operations	$0.66	1.33	(1.63)	0.10	(2.21)	2.20	3.28
Less distributions from:
Net investment income	$0.13	0.04	-	-	0.02	0.04	0.03
Net realized gains on investments	$-	-	-	-	2.04	0.85	-
Total distributions	$0.13	0.04	-	-	2.06	0.89	0.03
Net asset value, end of period	$10.57	10.04	8.75	10.38	10.28	14.55	13.24
Total Return(2)%	6.60	15.28	(15.70)	0.97	(17.02)	17.52	32.88
Ratios and Supplemental Data:
Net assets, end of period (000s)	$346	351	4,692	4,725	320	3,550	5,455
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.09	1.06	1.10	1.10	1.10	1.10	1.10
Gross expenses prior to expense reimbursement/recoupment(3)%	1.03	1.20	1.40	1.37	1.74	1.62	2.52
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.28	0.44	0.47	(0.04)	0.15	0.08	0.23
Portfolio turnover rate %	11	200	269	132	172	162	125

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

31

ING BALANCED FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.66	10.84	11.07	11.02	14.08	13.72	12.83
Income (loss) from investment operations:
Net investment income	$0.10	0.13	0.11	0.08	0.21	0.35	0.29 *
Net realized and unrealized gain (loss) on investments	$0.59	0.88	(0.24)	0.12	(1.83)	0.82	1.52
Total from investment operations	$0.69	1.01	(0.13)	0.20	(1.62)	1.17	1.81
Less distributions from:
Net investment income	$0.17	0.19	0.10	0.15	0.23	0.27	0.31
Net realized gains on investments	$0.12	-	-	-	1.21	0.54	0.61
Total distributions	$0.29	0.19	0.10	0.15	1.44	0.81	0.92
Net asset value, end of period	$12.06	11.66	10.84	11.07	11.02	14.08	13.72
Total Return(2)%	5.98	9.38	(1.15)	1.82	(12.36)	8.81	14.48
Ratios and Supplemental Data:
Net assets, end of period (000's)	$70,349	70,237	59,826	45,221	33,860	35,564	27,339
Ratios to average net assets:
Expenses(3)%	1.31	1.32	1.42	1.39	1.35	1.31	1.36
Net investment income(3)%	1.59	1.11	1.11	1.31	1.81	1.99	2.13
Portfolio turnover rate %	144	302	379	118	180	242	127
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1, 1999(4) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.51	10.75	11.02	10.97	14.02	13.69	13.00
Income (loss) from investment operations:
Net investment income	$0.06	0.04	0.03	0.04	0.12	0.27	0.13 *
Net realized and unrealized gain (loss) on investments	$0.58	0.87	(0.23)	0.12	(1.83)	0.80	0.65
Total from investment operations	$0.64	0.91	(0.20)	0.16	(1.71)	1.07	0.78
Less distributions from:
Net investment income	$0.07	0.15	0.07	0.11	0.13	0.20	0.09
Net realized gains on investments	$0.12	-	-	-	1.21	0.54	-
Total distributions	$0.19	0.15	0.07	0.11	1.34	0.74	0.09
Net asset value, end of period	$11.96	11.51	10.75	11.02	10.97	14.02	13.69
Total Return(2)%	5.58	8.51	(1.84)	1.45	(13.10)	8.01	6.02
Ratios and Supplemental Data:
Net assets, end of period (000's)	$16,857	13,899	3,099	1,670	1,312	1,130	745
Ratios to average net assets:
Expenses(3)%	2.06	2.07	2.17	2.14	2.10	2.06	2.11
Net investment income(3)%	0.86	0.35	0.40	0.56	1.06	1.24	1.38
Portfolio turnover rate %	144	302	379	118	180	242	127

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

32

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.50	10.71	10.99	10.94	13.96	13.63	12.80
Income (loss) from investment operations:
Net investment income	$0.05	0.04	0.03	0.03	0.13	0.24	0.19	*
Net realized and unrealized gain (loss) on investments	$0.58	0.87	(0.24)	0.13	(1.83)	0.81	1.52
Total from investment operations	$0.63	0.91	(0.21)	0.16	(1.70)	1.05	1.71
Less distributions from:
Net investment income	$0.04	0.12	0.07	0.11	0.11	0.18	0.27
Net realized gains on investments	$0.12	-	-	-	1.21	0.54	0.61
Total distributions	$0.16	0.12	0.07	0.11	1.32	0.72	0.88
Net asset value, end of period	$11.97	11.50	10.71	10.99	10.94	13.96	13.63
Total Return(2)%	5.54	8.59	(1.94)	1.47	(13.09)	7.95	13.64
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,417	4,270	2,877	2,050	1,829	2,185	1,601
Ratios to average net assets:
Expenses(3)%	2.06	2.07	2.17	2.14	2.10	2.06	2.11
Net investment income(3)%	0.84	0.36	0.35	0.56	1.06	1.24	1.38
Portfolio turnover rate %	144	302	379	118	180	242	127
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$11.67	10.85	11.08	11.02	14.10	13.74	12.84
Income (loss) from investment operations:
Net investment income	$0.13	0.16	0.14	0.11	0.26	0.30	0.32	*
Net realized and unrealized gain (loss) on investments	$0.58	0.87	(0.25)	0.11	(1.85)	0.90	1.53
Total from investment operations	$0.71	1.03	(0.11)	0.22	(1.59)	1.20	1.85
Less distributions from:
Net investment income	$0.22	0.21	0.12	0.16	0.28	0.30	0.34
Net realized gains on investments	$0.12	-	-	-	1.21	0.54	0.61
Total distributions	$0.34	0.21	0.12	0.16	1.49	0.84	0.95
Net asset value, end of period	$12.04	11.67	10.85	11.08	11.02	14.10	13.74
Total Return(2)%	6.11	9.65	(0.93)	2.02	(12.16)	9.04	14.79
Ratios and Supplemental Data:
Net assets, end of period (000's)	$36,595	37,852	50,343	65,971	71,759	94,149	98,717
Ratios to average net assets:
Expenses(3)%	1.06	1.07	1.17	1.14	1.10	1.06	1.11
Net investment income(3)%	1.84	1.36	1.27	1.57	2.06	2.24	2.38
Portfolio turnover rate %	144	302	379	118	180	242	127

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

33

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class O
September 15, 2004(1) to November 30, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.83
Income from investment operations:
Net investment income	$0.05
Net realized and unrealized gain on investments	$0.39
Total from investment operations	$0.44
Less distributions from:
Net investment income	$0.13
Net realized gains on investments	$0.12
Total distributions	$0.25
Net asset value, end of period	$12.02
Total Return(2)%	4.12
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,440
Ratios to average net assets:
Expenses(3)%	1.31
Net investment income(3)%	2.59
Portfolio turnover rate %	144

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

34

ING EQUITY INCOME FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004		2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.38		8.12	9.45	9.49	14.18	16.68	15.22
Income (loss) from investment operations:
Net investment income	$0.13	*	0.06	0.04	0.01	0.02	0.04	0.05 *
Net realized and unrealized gain (loss) on investments	$0.60		1.22	(1.32)	(0.04)	(3.96)	0.49	3.25
Total from investment operations	$0.73		1.28	(1.28)	(0.03)	(3.94)	0.53	3.30
Less distributions from:
Net investment income	$0.20		0.02	0.05	0.01	0.01	0.03	0.11
Net realized gains on investments	$-		-	-	-	0.74	3.00	1.73
Total distributions	$0.20		0.02	0.05	0.01	0.75	3.03	1.84
Net asset value, end of period	$9.91		9.38	8.12	9.45	9.49	14.18	16.68
Total Return(2)%	7.86		15.77	(13.58)	(0.28)	(29.07)	3.50	22.67
Ratios and Supplemental Data:
Net assets, end of period (000s)	$58,692		58,263	52,182	62,062	63,821	92,407	72,789
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.20		1.15	1.18	1.16	1.11	1.08	1.11
Gross expenses prior to brokerage commission recapture %	1.22		1.15	1.18	1.16	1.11	1.08	1.11
Net investment income after brokerage commission recapture(3)	%1.65		0.71	0.47	0.10	0.13	0.08	0.31
Portfolio turnover rate %	15		213	225	132	194	167	122
	Class B
	Six Months Ended November 30,				Year Ended May 31,	Seven Months Ended May 31,	Year Ended October 31,	March 1, 1994(4) to October 31,
	2004		2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.24		8.03	9.37	9.44	14.11	16.66	15.41
Income (loss) from investment operations:
Net investment income (loss)	$0.13	*	0.01	(0.02)	(0.05)	(0.07)	0.01	(0.05)*
Net realized and unrealized gain (loss) on investments	$0.54		1.20	(1.32)	(0.02)	(3.95)	0.41	1.31
Total from investment operations	$0.67		1.21	(1.34)	(0.07)	(4.02)	0.42	1.26
Less distributions from:
Net investment income	$0.12		-	0.00 **	-	-	-	0.01
Net realized gains on investments	$-		-	-	-	0.65	2.97	-
Total distributions	$0.12		-	0.00 **	-	0.65	2.97	0.01
Net asset value, end of period	$9.79		9.24	8.03	9.37	9.44	14.11	16.66
Total Return(2)%	7.32		15.07	(14.26)	(0.74)	(29.59)	2.72	8.17
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,574		4,192	1,027	611	683	920	493
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.95		1.90	1.93	1.91	1.86	1.83	1.86
Gross expenses prior to brokerage commission recapture %	1.97		1.90	1.93	1.91	1.86	1.83	1.86
Net investment income (loss) after brokerage commission recapture(3)%	0.90		0.20	(0.28)	(0.65)	(0.62)	(0.67)	(0.44)
Portfolio turnover rate %	15		213	225	132	194	167	122

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

35

ING EQUITY INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

	Class C
	Six Months Ended November 30,		Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2004		2004		2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.20		8.00		9.33	9.40	14.04	16.59	15.22
Income (loss) from investment operations:
Net investment income (loss)	$0.13	*	(0.00	)**	(0.02)	(0.01)	(0.09)	0.01	(0.07	)*
Net realized and unrealized gain (loss) on investments	$0.54		1.20		(1.31)	(0.06)	(3.91)	0.41	3.24
Total from investment operations	$0.67		1.20		(1.33)	(0.07)	(4.00)	0.42	3.17
Less distributions from:
Net investment income	$0.11		-		0.00 **	-	-	-	0.07
Net realized gains on investments	$-		-		-	-	0.64	2.97	1.73
Total distributions	$0.11		-		0.00 **	-	0.64	2.97	1.80
Net asset value, end of period	$9.76		9.20		8.00	9.33	9.40	14.04	16.59
Total Return(2)%	7.35		15.00		(14.22)	(0.74)	(29.59)	2.72	21.68
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,931		1,283		968	1,327	946	2,209	1,787
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.95		1.90		1.93	1.91	1.86	1.83	1.86
Gross expenses prior to brokerage commission recapture %	1.97		1.90		1.93	1.91	1.86	1.83	1.86
Net investment income (loss) after brokerage commission recapture(3)	%0.92		(0.02)		(0.28)	(0.70)	(0.62)	(0.67)	(0.44)
Portfolio turnover rate %	15		213		225	132	194	167	122
	Class I
	Six Months Ended November 30,		Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2004		2004		2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.42		8.15		9.49	9.54	14.26	16.74	15.26
Income (loss) from investment operations:
Net investment income	$0.14	*	0.10	*	0.06	0.02	0.05	0.05	0.09	*
Net realized and unrealized gain (loss) on investments	$0.59		1.21		(1.33)	(0.03)	(3.99)	0.52	3.26
Total from investment operations	$0.73		1.31		(1.27)	(0.01)	(3.94)	0.57	3.35
Less distributions from:
Net investment income	$0.23		0.04		0.07	0.04	0.04	0.05	0.14
Net realized gains on investments	$-		-		-	-	0.74	3.00	1.73
Total distributions	$0.23		0.04		0.07	0.04	0.78	3.05	1.87
Net asset value, end of period	$9.92		9.42		8.15	9.49	9.54	14.26	16.74
Total Return(2)%	7.90		16.10		(13.37)	(0.10)	(28.93)	3.76	23.00
Ratios and Supplemental Data:
Net assets, end of period (000s)	$46,003		51,609		187,417	258,081	296,248	479,823	558,913
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	0.95		0.90		0.93	0.91	0.86	0.83	0.86
Gross expenses prior to brokerage commission recapture %	0.97		0.90		0.93	0.91	0.86	0.83	0.86
Net investment income after brokerage commission recapture(3)%	1.90		0.95		0.72	0.34	0.38	0.33	0.56
Portfolio turnover rate %	15		213		225	132	194	167	122

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED)

NOTE 1 - ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty separate funds which comprise the ING Series Fund, Inc. The five Funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Growth Fund ("Growth"), ING Small Company Fund ("Small Company"), ING Value Opportunity Fund ("Value Opportunity"), ING Balanced Fund ("Balanced") and ING Equity Income Fund ("Equity Income").

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to each fund except Equity Income. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine

37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount

38

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Growth, Small Company and Value Opportunity pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option

39

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.  Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.  Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of

Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Equity Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 - INVESTMENT TRANSACTIONS

For the six months ended November 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short term securities, were as follows:

	Purchases	Sales
Growth	$71,102,046	$84,039,085
Small Company	59,034,576	168,831,325
Value Opportunity	4,535,164	8,466,310
Balanced	140,936,165	92,628,280
Equity Income	16,667,764	24,526,378

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$42,871,824	$93,123,173

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the "Investment Manager"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the

40

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

average daily net assets of each Fund, at the following annual rates:

For Growth, Value Opportunity and Equity Income - 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Small Company - 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; for Balanced - 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM for the Growth, Small Company, Balanced and Value Opportunity Funds. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

Wellington Management Company, LLP, ("Wellington"), a Massachusetts limited liability partnership, serves as Sub-Adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement effective March 1, 2004 between the Investment Manager and Wellington through December 31, 2005.

ING Funds Services, LLC ("IFS"), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund's average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For six months ended November 30, 2004, ILIAC received $846,019 for its services.

NOTE 5 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the

1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A
Value Opportunity	0.25%	1.00%	1.00%	N/A
Balanced	0.25%	1.00%	1.00%	0.25%
Equity Income	0.25%	1.00%	1.00%	N/A

Presently, the Funds' class specific expenses are limited to Distribution and/or Service Fees. For the six months ended November 30, 2004, the Distributor has retained $13,555 as sales charges from proceeds of Class A Shares sold, $3,622 from the proceeds of Class A shares redeemed and $3,758 from the proceeds of Class C shares redeemed.

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Growth	$60,386	$6,901	$19,477	$86,764
Small Company	132,106	12,434	34,631	179,171
Value Opportunity	23,118	2,642	24,724	50,484
Balanced	85,036	8,504	31,975	125,515
Equity Income	65,048	7,434	17,987	90,469

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

41

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At November 30, 2004, the following indirect wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity company - Growth (9.47%); Small Company (13.47%); Value Opportunity (13.94%).

ING National Trust - Growth (53.19%); Small Company (60.41%); Value Opportunity (59.98%).

Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Growth, Small Company and Value Opportunity have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 - EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with the Small Company and Value Opportunity Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I
Small Company	1.50%	2.25%	2.25%	1.25%
Value Opportunity	1.35%	2.10%	2.10%	1.10%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the

Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2005	2006	2007	Total
Value Opportunity	$49,067	$84,415	$10,921	$144,403

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 - LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the six months ended November 30, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Growth	6	$593,333	1.88%
Value Opportunity	6	2,135,993	2.37%
Equity Income	1	740,000	1.75%

42

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Growth (Number of Shares)
Shares sold	196,929	1,265,648	39,739	366,043
Shares redeemed	(817,022)	(2,255,896)	(105,506)	(138,340)
Net increase (decrease) in shares outstanding	(620,073)	(990,248)	(65,767)	227,703
Growth ($)
Shares sold	$2,185,979	$13,851,866	$443,126	$4,031,522
Shares redeemed	(9,162,152)	(25,355,898)	(1,159,005)	(1,566,468)
Net increase (decrease)	$(6,976,173)	$(11,504,032)	$(715,879)	$2,465,054
	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Growth (Number of Shares)
Shares sold	8,096	125,631	214,270	3,027,438
Shares redeemed	(31,273)	(75,037)	(624,857)	(3,560,732)
Shares redeemed in-kind	-	-	-	(6,214,900)
Net increase (decrease) in shares outstanding	(23,177)	50,594	(410,587)	(6,748,194)
Growth ($)
Shares sold	$89,677	$1,355,110	$2,472,496	$34,647,370
Shares redeemed	(340,240)	(822,651)	(7,282,423)	(40,921,651)
Shares redeemed in-kind	-	-	-	(72,900,773)
Net increase (decrease)	$(250,563)	$532,459	$(4,809,927)	$(79,175,054)
	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Small Company (Number of Shares)
Shares sold	597,307	2,935,777	48,246	305,889
Shares redeemed	(1,019,713)	(2,395,183)	(72,632)	(62,944)
Net increase (decrease) in shares outstanding	(422,406)	540,594	(24,386)	242,945
Small Company ($)
Shares sold	$8,917,901	$44,599,592	$738,409	$4,629,964
Shares redeemed	(15,472,619)	(36,829,955)	(1,080,634)	(997,185)
Net increase (decrease)	$(6,554,718)	$7,769,637	$(342,225)	$3,632,779

43

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Small Company (Number of Shares)
Shares sold	93,093	180,472	214,707	4,424,128
Dividends reinvested	-	-	-	15,116
Shares redeemed	(92,511)	(112,274)	(7,158,542)	(3,740,328)
Shares redeemed in-kind	-	-	-	(4,169,541)
Net increase (decrease) in shares outstanding	582	68,198	(6,943,835)	(3,470,625)
Small Company ($)
Shares sold	$1,403,940	$2,729,081	$3,336,870	$66,843,566
Dividends reinvested	-	-	-	227,345
Shares redeemed	(1,391,499)	(1,671,147)	(114,310,982)	(56,406,666)
Shares redeemed in-kind	-	-	-	(65,420,091)
Net increase (decrease)	$12,441	$1,057,934	$(110,974,112)	$(54,755,846)
	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Value Opportunity (Number of Shares)
Shares sold	444,026	803,685	90,410	318,066
Dividends reinvested	31,601	8,767	1,544	-
Shares redeemed	(925,366)	(599,496)	(42,189)	(82,298)
Net increase (decrease) in shares outstanding	(449,739)	212,956	49,765	235,768
Value Opportunity ($)
Shares sold	$4,462,290	$7,670,802	$891,002	$2,977,585
Dividends reinvested	332,126	80,739	15,877	-
Shares redeemed	(9,392,573)	(5,673,540)	(415,634)	(753,561)
Net increase (decrease)	$(4,598,157)	$2,078,001	$491,245	$2,224,024
	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Value Opportunity (Number of Shares)
Shares sold	2,418	120,828	477	77,426
Dividends reinvested	380	-	405	2,480
Shares redeemed	(7,571)	(34,058)	(3,144)	(581,230)
Net increase (decrease) in shares outstanding	(4,773)	86,770	(2,262)	(501,324)
Value Opportunity ($)
Shares sold	$23,768	$1,113,497	$4,777	$711,379
Dividends reinvested	3,899	-	4,285	23,015
Shares redeemed	(74,080)	(321,816)	(32,010)	(5,719,849)
Net increase (decrease)	$(46,413)	$791,681	$(22,948)	$(4,985,455)

44

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Balanced (Number of Shares)
Shares sold	503,861	1,434,397	329,589	1,086,046
Dividends reinvested	140,685	90,639	18,894	5,130
Shares redeemed	(832,630)	(1,020,968)	(146,197)	(172,206)
Net increase (decrease) in shares outstanding	(188,084)	504,068	202,286	918,970
Balanced ($)
Shares sold	$5,934,167	$16,310,252	$3,834,677	$12,276,702
Dividends reinvested	1,689,184	997,377	225,311	55,975
Shares redeemed	(9,807,184)	(11,466,512)	(1,695,620)	(1,965,559)
Net increase (decrease)	$(2,183,833)	$5,841,117	$2,364,368	$10,367,118

	Class C Shares		Class I Shares		Class O Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	September 15, 2004 to(1) November 30, 2004
Balanced (Number of Shares)
Shares sold	74,546	273,639	144,835	454,623	219,390
Dividends reinvested	4,553	2,510	84,254	86,045	3,380
Shares redeemed	(81,410)	(173,190)	(431,880)	(1,936,526)	(19,760)
Net increase (decrease) in shares outstanding	(2,311)	102,959	(202,791)	(1,395,858)	203,010
Balanced ($)
Shares sold	$865,988	$3,085,447	$1,707,672	$5,146,384	$2,627,694
Dividends reinvested	54,308	27,173	1,009,565	948,379	40,728
Shares redeemed	(946,778)	(1,958,528)	(5,076,418)	(22,331,773)	(237,521)
Net increase (decrease)	$(26,482)	$1,154,092	$(2,359,181)	$(16,237,010)	$2,430,901

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Equity Income (Number of Shares)
Shares sold	571,586	1,092,820	171,102	383,376
Dividends reinvested	120,267	13,677	5,198	-
Shares redeemed	(975,636)	(1,325,478)	(60,852)	(57,480)
Net increase (decrease) in shares outstanding	(283,783)	(218,981)	115,448	325,896
Equity Income ($)
Shares sold	$5,401,370	$9,902,768	$1,599,055	$3,468,954
Dividends reinvested	1,147,417	112,973	48,499	-
Shares redeemed	(9,226,138)	(11,706,579)	(562,288)	(519,277)
Net increase (decrease)	$(2,677,351)	$(1,690,838)	$1,085,266	$2,949,677

(1) Commencement of operations.

45

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Equity Income (Number of Shares)
Shares sold	84,017	94,931	197,494	1,500,991
Dividends reinvested	1,514	-	120,892	98,694
Shares redeemed	(27,234)	(76,371)	(1,159,291)	(6,766,985)
Shares redeemed in-kind	-	-	-	(12,350,008)
Net increase (decrease) in shares outstanding	58,297	18,560	(840,905)	(17,517,308)
Equity Income ($)
Shares sold	$776,010	$817,770	$1,881,264	$13,688,237
Dividends reinvested	14,101	-	1,157,571	825,818
Shares redeemed	(253,191)	(678,750)	(11,104,795)	(61,939,298)
Shares redeemed in-kind	-	-	-	(116,213,576)
Net increase (decrease)	$536,920	$139,020	$(8,065,960)	$(163,638,819)

NOTE 10 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2004, the Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Growth	$3,784,809	$3,873,315
Small Company	11,751,188	12,122,115
Value Opportunity	1,174,522	1,203,408
Balanced	10,976,112	11,270,826
Equity Income	5,723,928	5,928,012

NOTE 11 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were as follows:

	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Small Company	$-	$227,376
Value Opportunity	361,234	104,203
Balanced	1,791,911	2,065,430
Equity Income	2,395,120	940,655

46

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 11 - FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Post October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Growth	$-	$4,915,878	$-	$(92,721,223)	2009
				(10,310,428)	2010
				(30,311,320)	2011
					$(133,342,971)
Small Company	-	33,447,479	-	$(18,594,166)	2011
Value Opportunity	174,369	1,198,943	-	$(2,058,378)	2011
Balanced	679,238	9,549,910	-	$(1,119,638)	2011
Equity Income	1,253,342	(3,299,433)	(1,658)	$(60,981,782)	2009
				(9,092,918)	2010
				(41,817,841)	2011
					$(111,892,541)

NOTE 12 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

47

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 12 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

48

   PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.6%
		Aerospace/Defense: 4.9%
46,100		Boeing Co.	$2,469,577
32,900		Goodrich Corp.	1,044,575
16,400		United Technologies Corp.	1,600,312
			5,114,464
		Agriculture: 3.0%
67,295		Monsanto Co.	3,096,916
			3,096,916
		Apparel: 2.8%
16,500	@	Coach, Inc.	822,360
24,900		Nike, Inc.	2,108,034
			2,930,394
		Banks: 1.4%
27,412		Wachovia Corp.	1,418,571
			1,418,571
		Commercial Services: 0.5%
20,312	@,@@	Accenture Ltd. - Class A	526,893
			526,893
		Computers: 9.0%
44,900	@	Apple Computer, Inc.	3,010,545
73,300	@	Dell, Inc.	2,970,116
37,700		International Business Machines Corp.	3,552,848
			9,533,509
		Cosmetics/Personal Care: 4.8%
12,200		Estee Lauder Cos., Inc. - Class A	532,408
40,200		Gillette Co.	1,748,298
51,600		Procter & Gamble Co.	2,759,568
			5,040,274
		Diversified Financial Services: 3.8%
25,900		Capital One Financial Corp.	2,035,222
18,500		Goldman Sachs Group, Inc.	1,938,060
			3,973,282
		Hand/Machine Tools: 1.4%
31,300		Stanley Works	1,463,588
			1,463,588
		Healthcare-Products: 12.1%
26,700	@@	Alcon, Inc.	1,989,684
69,600		Johnson & Johnson	4,198,272
22,300	@	Kinetic Concepts, Inc.	1,414,266
51,400	@	St. Jude Medical, Inc.	1,960,396
42,606	@	Varian Medical Systems, Inc.	1,792,860
17,927	@	Zimmer Holdings, Inc.	1,462,843
			12,818,321
		Healthcare-Services: 3.6%
19,500	@	Covance, Inc.	769,470
54,830	@,L	DaVita, Inc.	1,821,453
14,500		UnitedHealth Group, Inc.	1,201,325
			3,792,248
		Home Furnishings: 1.1%
9,200		Harman Intl. Industries, Inc.	1,130,220
			1,130,220

Shares			Value
		Insurance: 1.7%
28,200		American Intl. Group, Inc.	$1,786,470
			1,786,470
		Internet: 4.2%
17,800	@,L	eBay, Inc.	2,001,610
31,500	@	McAfee, Inc.	910,350
23,200	@	Symantec Corp.	1,480,392
			4,392,352
		Leisure Time: 0.5%
10,800		Royal Caribbean Cruises Ltd.	536,760
			536,760
		Lodging: 0.4%
7,936		Marriott Intl., Inc.	451,162
			451,162
		Machinery-Diversified: 1.7%
24,600		Deere & Co.	1,764,558
			1,764,558
		Media: 1.1%
43,200		Walt Disney Co.	1,161,216
			1,161,216
		Miscellaneous Manufacturing: 6.5%
27,814		Danaher Corp.	1,582,060
76,072		General Electric Co.	2,689,906
74,900	@@	Tyco Intl. Ltd.	2,544,353
			6,816,319
		Oil and Gas: 1.6%
8,900	@	Houston Exploration Co.	533,110
28,700	@	Transocean, Inc.	1,155,749
			1,688,859
		Oil and Gas Services: 2.1%
52,200		Halliburton Co.	2,158,470
			2,158,470
		Pharmaceuticals: 5.9%
63,700	@	Endo Pharmaceuticals Holdings, Inc.	1,304,576
86,000	@	Gilead Sciences, Inc.	2,963,560
69,847		Pfizer, Inc.	1,939,651
			6,207,787
		Retail: 7.7%
43,500		CVS Corp.	1,973,595
80,000		Home Depot, Inc.	3,340,000
47,000		J.C. Penney Co., Inc. Holding Co.	1,814,200
33,700		Staples, Inc.	1,075,367
			8,203,162
		Semiconductors: 2.2%
101,300		Intel Corp.	2,264,055
			2,264,055
		Software: 6.7%
176,200		Microsoft Corp.	4,723,922
177,800	@	Oracle Corp.	2,250,948
			6,974,870

See Accompanying Notes to Financial Statements

49

  PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications: 7.3%
76,300	@	Cisco Systems, Inc.	$1,427,573
133,000	@@	Nokia Oyj	2,150,610
71,600		Qualcomm, Inc.	2,979,992
49,200		Sprint Corp.	1,122,252
			7,680,427
		Transportation: 0.6%
6,100		FedEx Corp.	579,683
			579,683
		Total Common Stock (Cost $88,299,289)	103,504,830
Principal Amount			Value

SHORT-TERM INVESTMENTS: 4.9%

	Repurchase Agreement: 1.2%
$1,209,000	Morgan Stanley Repurchase
	Agreement dated 11/30/04,
	2.070%, due 12/01/04, $1,209,000
	to be received upon repurchase
	(Collateralized by $1,255,000
	various U.S. Government Agency
	Obligations, 3.300%-4.375%,
	Market Value plus accrued
	interest $1,251,596, due
	11/01/07-06/30/14)		1,209,000
	Total Repurchase Agreement (Cost $1,209,000)		1,209,000
	Securities Lending CollateralCC: 3.7%
3,873,315	The Bank of New York
	Institutional Cash Reserve Fund		3,873,315
	Total Securities Lending Collateral (Cost $3,873,315)		3,873,315
	Total Short-Term Investments (Cost $5,082,315)		5,082,315
	Total Investments In Securities (Cost $93,381,604)*	103.5%	$108,587,145
	Other Assets and Liabilities-Net	(3.5)	(3,707,268)
	Net Assets	100.0%	$104,879,877

@  Non-income producing security

@@  Foreign issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

*  Cost for federal income tax purposes is $94,788,446. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,057,795
Gross Unrealized Depreciation	(259,096)
Net Unrealized Appreciation	$13,798,699

See Accompanying Notes to Financial Statements

50

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 94.4%
		Aerospace/Defense: 3.5%
45,000		Engineered Support Systems, Inc.	$2,475,000
51,650	@	Teledyne Technologies, Inc.	1,534,005
59,100	@	United Defense Industries, Inc.	2,677,230
			6,686,235
		Airlines: 0.9%
125,000	@,L	Northwest Airlines Corp.	1,280,000
29,528	@	Republic Airways Holdings, Inc.	339,572
			1,619,572
		Apparel: 2.1%
82,500	@	Quiksilver, Inc.	2,446,125
80,350	@	Warnaco Group, Inc.	1,596,555
			4,042,680
		Banks: 4.6%
50,504		Chittenden Corp.	1,488,858
74,300	L	Greater Bay BanCorp	2,158,415
75,650		Hudson United BanCorp	3,075,172
17,150		IBERIABANK Corp.	1,107,890
25,000		Texas Regional Bancshares, Inc.	889,000
			8,719,335
		Biotechnology: 0.6%
64,500	@	Diversa Corp.	546,315
13,100	@	Martek Biosciences Corp.	509,197
			1,055,512
		Commercial Services: 2.4%
21,000	@	Advisory Board Co.	748,230
35,250	@	Exponent, Inc.	979,598
31,500		Gevity HR, Inc.	557,865
50,000	@	Resources Connection, Inc.	2,268,000
			4,553,693
		Computers: 4.1%
73,500		Agilysys, Inc.	1,214,955
56,850	@	Brooktrout, Inc.	696,981
93,100	@	Covansys Corp.	1,253,126
123,700	@	InterVoice, Inc.	1,608,100
117,600	@,L	Lexar Media, Inc.	927,864
67,700		MTS Systems Corp.	2,054,695
			7,755,721
		Distribution/Wholesale: 1.4%
59,500	@	Brightpoint, Inc.	1,137,045
49,000		Watsco, Inc.	1,620,430
			2,757,475
		Diversified Financial Services: 1.2%
196,000	@,L	Knight Trading Group, Inc.	2,236,360
			2,236,360
		Electrical Components and Equipment: 1.8%
82,700		Ametek, Inc.	2,702,636
77,300	@	Artesyn Technologies, Inc.	735,896
			3,438,532
		Electronics: 4.1%
59,000	@	Benchmark Electronics, Inc.	2,067,950
92,300	@	Checkpoint Systems, Inc.	1,703,858

Shares			Value
17,850	@,L	NVE Corp.	$525,326
74,000	@	SBS Technologies, Inc.	966,440
82,000	@	Trimble Navigation Ltd.	2,588,740
			7,852,314
		Energy-Alternate Sources: 0.9%
52,400	@	Headwaters, Inc.	1,678,372
			1,678,372
		Engineering and Construction: 1.6%
38,500	@	URS Corp.	1,156,540
49,000	@	Washington Group Intl., Inc.	1,911,000
			3,067,540
		Entertainment: 0.7%
39,000	@	Macrovision Corp.	1,035,450
49,560	@	Youbet.com, Inc.	211,126
			1,246,576
		Food: 2.4%
64,000		Corn Products Intl., Inc.	3,482,880
30,000		Sanderson Farms, Inc.	1,117,500
			4,600,380
		Forest Products and Paper: 2.3%
67,000		Louisiana-Pacific Corp.	1,639,490
55,000		Potlatch Corp.	2,789,600
			4,429,090
		Healthcare-Products: 1.5%
18,643	@	Biosite, Inc.	1,038,229
56,000	@	Candela Corp.	547,680
25,000	@	Epix Medical, Inc.	440,000
30,000	@	Wright Medical Group, Inc.	793,500
			2,819,409
		Healthcare-Services: 4.3%
103,500	@,L	Kindred Healthcare, Inc.	2,825,550
184,500		Select Medical Corp.	3,219,525
36,950	@	Sierra Health Services, Inc.	2,055,529
			8,100,604
		Household Products/Wares: 0.8%
41,000	@	Central Garden & Pet Co.	1,586,700
			1,586,700
		Insurance: 0.9%
40,000		AmerUs Group Co.	1,742,800
			1,742,800
		Internet: 2.4%
23,800	@,L	Equinix, Inc.	925,344
49,700	@	Imergent, Inc.	617,274
150,000	@	ValueClick, Inc.	1,935,000
21,000	@	Websense, Inc.	1,009,260
			4,486,878
		Investment Companies: 0.5%
67,000	@	Apollo Investment Corp.	988,250
			988,250
		Iron/Steel: 1.0%
33,800		Carpenter Technology Corp.	1,975,610
			1,975,610

See Accompanying Notes to Financial Statements

51

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Leisure Time: 0.7%
74,300	@	K2, Inc.	$1,254,184
			1,254,184
		Lodging: 1.1%
106,800	@	Interstate Hotels & Resorts, Inc.	507,300
193,500	@	La Quinta Corp.	1,557,675
			2,064,975
		Machinery-Construction and Mining: 1.8%
75,000	@	Terex Corp.	3,438,000
			3,438,000
		Machinery-Diversified: 3.0%
38,300		Briggs & Stratton Corp.	1,502,126
50,000		Cognex Corp.	1,290,000
20,000	@,L	Middleby Corp.	1,148,400
83,300		Washington Air Break Technologies Corp.	1,713,481
			5,654,007
		Media: 2.4%
100,200	@,L	4Kids Entertainment, Inc.	2,047,086
66,000	@	Cumulus Media, Inc.	1,008,480
34,300		Liberty Corp.	1,495,480
			4,551,046
		Miscellaneous Manufacturing: 0.8%
29,673	@	Ceradyne, Inc.	1,465,846
			1,465,846
		Oil and Gas: 5.8%
103,400	@	Denbury Resources, Inc.	2,993,430
53,800	@	KCS Energy, Inc.	770,954
9,800	@	Newfield Exploration Co.	615,930
60,000		Patina Oil & Gas Corp.	1,992,000
50,000	@	Plains Exploration & Production Co.	1,401,500
63,200	@	Southwestern Energy Co.	3,469,679
			11,243,493
		Oil and Gas Services: 1.5%
40,000	@,@@	Core Laboratories NV	942,000
40,000	@	Hydril Co.	1,876,400
			2,818,400
		Pharmaceuticals: 3.1%
86,800	@	Alkermes, Inc.	1,196,972
65,000	@	Amylin Pharmaceuticals, Inc.	1,324,700
36,900	@,L	Atherogenics, Inc.	874,899
21,500	@	MGI Pharma, Inc.	580,285
45,000	@	Nabi Biopharmaceuticals	648,000
16,900	@,L	OSI Pharmaceuticals, Inc.	804,102
20,500	@	Rigel Pharmaceuticals, Inc.	512,910
			5,941,868
		Real Estate: 0.6%
41,550	@	CB Richard Ellis Group, Inc.	1,125,590
			1,125,590
		Real Estate Investment Trusts: 8.3%
80,100		Acadia Realty Trust	1,213,515
30,000		Alexandria Real Estate Equities, Inc.	2,154,000

Shares			Value
47,950		Corporate Office Properties Trust	$1,332,051
65,000	@	Felcor Lodging Trust, Inc.	841,100
50,976	@	Gramercy Capital Corp.	923,685
76,700		Innkeepers USA Trust	1,033,916
51,950		LaSalle Hotel Properties	1,594,865
95,250	@	Meristar Hospitality Corp.	647,700
84,300		Newcastle Investment Corp.	2,645,333
61,100		Reckson Associates Realty Corp.	1,978,418
16,900		SL Green Realty Corp.	973,947
20,000		Washington Real Estate Investment Trust	658,600
			15,997,130
		Retail: 2.7%
70,000	@	Aeropostale, Inc.	1,995,000
74,600		Claire's Stores, Inc.	1,518,110
44,000	@	Electronics Boutique Holdings Corp.	1,713,800
			5,226,910
		Savings and Loans: 1.1%
147,000		First Niagara Financial Group, Inc.	2,122,680
			2,122,680
		Semiconductors: 2.9%
30,500	@,L	Cree, Inc.	1,091,290
65,100	@,L	Cypress Semiconductor Corp.	641,235
97,100	@,L	Pericom Semiconductor Corp.	852,538
68,500	@	Photronics, Inc.	1,290,540
47,500	@,L	Varian Semiconductor Equipment Associates, Inc.	1,687,200
			5,562,803
		Software: 5.2%
60,776	@	Activision, Inc.	955,399
70,000	@	Avid Technology, Inc.	3,994,899
218,000	@	Informatica Corp.	1,700,400
51,650	@	Progress Software Corp.	1,172,455
31,550	@	Take-Two Interactive Software, Inc.	1,102,673
46,500	@,L	THQ, Inc.	997,890
			9,923,716
		Telecommunications: 3.2%
90,000	@	Adaptec, Inc.	702,000
35,200	@	Anixter Intl., Inc.	1,328,096
80,500	@	Aspect Communications Corp.	873,425
37,500	@	Comtech Telecommunications	1,180,500
44,600	@	Intrado, Inc.	602,992
85,000	@	Netgear, Inc.	1,394,000
			6,081,013
		Transportation: 4.2%
50,000	@	Landstar System, Inc.	3,525,500
49,000		Overseas Shipholding Group, Inc.	3,218,810
58,500	@	Sirva, Inc.	1,164,150
			7,908,460
		Total Common Stock (Cost $142,279,793)	179,819,759

See Accompanying Notes to Financial Statements

52

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount	Value

SHORT-TERM INVESTMENTS: 12.2%

	Repurchase Agreement: 5.8%
$11,024,000	Morgan Stanley Repurchase
	Agreement dated 11/30/04, 2.070%,
	due 12/01/04, $11,024,633 to be
	received upon repurchase
	(Collateralized by $10,765,000
	Federal National Mortgage
	Association, 5.250%, Market Value
	plus accrued interest $11,247,855,
	due 08/01/12)		$11,024,000
	Total Repurchase Agreement (Cost $11,024,000)		11,024,000
	Securities Lending CollateralCC: 6.4%
12,122,115	The Bank of New York
	Institutional Cash Reserve Fund		12,122,115
	Total Securities Lending Collateral (Cost $12,122,115)		12,122,115
	Total Short-Term Investments (Cost $23,146,115)		23,146,115
	Total Investments In Securities (Cost $165,425,908)*	106.6%	$202,965,874
	Other Assets and Liabilities-Net	(6.6)	(12,507,472)
	Net Assets	100.0%	$190,458,402

@  Non-income producing security

@@  Foreign issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

*  Cost for federal income tax purposes is $165,397,133. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,491,139
Gross Unrealized Depreciation	(5,922,398)
Net Unrealized Appreciation	$37,568,741

See Accompanying Notes to Financial Statements

53

  PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.9%
		Aerospace/Defense: 3.1%
11,500		General Dynamics Corp.	$1,246,140
			1,246,140
		Agriculture: 3.4%
24,175		Altria Group, Inc.	1,389,821
			1,389,821
		Apparel: 2.0%
9,800		Nike, Inc.	829,668
			829,668
		Banks: 6.6%
30,400		Bank of America Corp.	1,406,608
20,775		Wells Fargo & Co.	1,283,272
			2,689,880
		Building Materials: 1.4%
16,525		Masco Corp.	582,837
			582,837
		Chemicals: 5.0%
22,900		Dow Chemical Co.	1,155,763
19,100		Praxair, Inc.	857,590
			2,013,353
		Computers: 2.0%
8,500		International Business Machines Corp.	801,040
			801,040
		Cosmetics/Personal Care: 2.6%
16,400		Kimberly-Clark Corp.	1,043,204
			1,043,204
		Diversified Financial Services: 12.0%
20,425		Citigroup, Inc.	914,019
16,600	L	Fannie Mae	1,140,419
11,700		Freddie Mac	798,642
20,300		Merrill Lynch & Co., Inc.	1,130,913
17,600		Morgan Stanley	893,200
			4,877,193
		Electrical Components and Equipment: 3.0%
18,100		Emerson Electric Co.	1,209,442
			1,209,442
		Electronics: 3.0%
46,800	@@	Koninklijke Philips Electronics NV	1,204,632
			1,204,632
		Food: 4.5%
19,300	@@,L	Nestle SA ADR	1,240,278
9,200	@@	Unilever NV	579,600
			1,819,878
		Forest Products and Paper: 2.3%
22,500		International Paper Co.	934,200
			934,200

Shares			Value
		Healthcare-Products: 2.4%
14,600	L	Beckman Coulter, Inc.	$955,716
			955,716
		Healthcare-Services: 2.2%
9,500		Quest Diagnostics, Inc.	890,625
			890,625
		Insurance: 8.0%
20,000		Allstate Corp.	1,010,000
19,550		American Intl. Group, Inc.	1,238,493
25,500		MetLife, Inc.	994,500
			3,242,993
		Media: 2.3%
11,300		Gannett Co., Inc.	932,137
			932,137
		Miscellaneous Manufacturing: 3.0%
33,900		Honeywell Intl., Inc.	1,197,687
			1,197,687
		Oil and Gas: 12.8%
16,500		Apache Corp.	891,990
25,400	@@	BP PLC ADR	1,558,289
27,200		ChevronTexaco Corp.	1,485,120
25,575		Exxon Mobil Corp.	1,310,719
			5,246,118
		Oil and Gas Services: 2.2%
21,400		Halliburton Co.	884,890
			884,890
		Pharmaceuticals: 1.8%
25,800		Pfizer, Inc.	716,466
			716,466
		Retail: 2.0%
26,600		McDonald's Corp.	817,684
			817,684
		Savings and Loans: 6.1%
54,300		Sovereign Bancorp, Inc.	1,186,455
31,225		Washington Mutual, Inc.	1,271,170
			2,457,625
		Telecommunications: 4.2%
30,600		SBC Communications, Inc.	770,202
22,700		Verizon Communications, Inc.	935,921
			1,706,123
		Total Common Stock (Cost $35,700,281)	39,689,352

See Accompanying Notes to Financial Statements

54

  PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount	Value

SHORT-TERM INVESTMENTS: 5.2%

	Repurchase Agreement: 2.2%
$911,000	Goldman Sachs Repurchase
	Agreement dated 11/30/04, 2.060%,
	due 12/01/04, $911,052 to be
	received upon repurchase
	(Collateralized by $879,000
	Federal Home Loan Mortgage
	Corporation, 5.500%, Market Value
	plus accrued interest $930,092,
	due 07/15/06)		$911,000
	Total Repurchase Agreement (Cost $911,000)		911,000
	Securities Lending CollateralCC: 3.0%
1,203,408	The Bank of New York Institutional
	Cash Reserve Fund		1,203,408
	Total Securities Lending Collateral (Cost $1,203,408)		1,203,408
	Total Short-Term Investments (Cost $2,114,408)		2,114,408
	Total Investments In Securities (Cost $37,814,689)*	103.1%	$41,803,760
	Other Assets and Liabilities-Net	(3.1)	(1,239,133)
	Net Assets	100.0%	$40,564,627

@@  Foreign issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

*  Cost for federal income tax purposes is $37,956,443. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,578,395
Gross Unrealized Depreciation	(731,078)
Net Unrealized Appreciation	$3,847,317

See Accompanying Notes to Financial Statements

55

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 58.8%
		Advertising: 0.1%
890		Advo, Inc.	$31,248
2,440		Catalina Marketing Corp.	68,564
			99,812
		Aerospace/Defense: 1.5%
850	@	Armor Holdings, Inc.	36,695
11,900		Boeing Co.	637,483
760	@	DRS Technologies, Inc.	32,467
3,900		General Dynamics Corp.	422,604
1,155		L-3 Communications Holdings, Inc.	85,955
794	@	Moog, Inc.	33,364
9,550		Raytheon Co.	385,247
1,050	@	Teledyne Technologies, Inc.	31,185
2,850		United Technologies Corp.	278,103
			1,943,103
		Agriculture: 0.7%
11,100		Altria Group, Inc.	638,139
4,885		UST, Inc.	215,087
			853,226
		Airlines: 0.0%
1,360	@	Alaska Air Group, Inc.	42,473
			42,473
		Apparel: 0.8%
4,950	@	Coach, Inc.	246,708
1,090		K-Swiss, Inc.	29,530
870	L	Kellwood Co.	30,285
5,250		Nike, Inc.	444,464
1,055		Phillips-Van Heusen Corp.	28,802
485	@	Quiksilver, Inc.	14,380
3,000		VF Corp.	161,970
1,070		Wolverine World Wide, Inc.	32,047
			988,186
		Auto Manufacturers: 0.6%
34,050		Ford Motor Co.	482,829
300		Oshkosh Truck Corp.	18,846
4,300	@	PACCAR, Inc.	335,830
			837,505
		Auto Parts and Equipment: 0.0%
1,880		Modine Manufacturing Co.	60,442
			60,442
		Banks: 3.3%
22,550		Bank of America Corp.	1,043,388
1,840		Bank of Hawaii Corp.	89,332
1,825		Banknorth Group, Inc.	65,645
4,420		Colonial BancGroup, Inc.	93,837
4,750		Comerica, Inc.	292,125
860	L	Commerce Bancorp, Inc.	53,724
1,350		Compass Bancshares, Inc.	62,856
430		East-West Bancorp, Inc.	17,832
840	@@	First Bancorp Puerto Rico	53,861
1,745		Fremont General Corp.	41,531
4,190		Hibernia Corp.	121,175
370		Hudson United BanCorp.	15,041
2,170	L	Investors Financial Services Corp.	95,133
980	L	Irwin Financial Corp.	26,078

Shares			Value
10,550		KeyCorp	$351,210
12,218		National City Corp.	453,043
2,079		Republic Bancorp, Inc.	32,308
1,505		South Financial Group, Inc.	47,686
1,689		Sterling Bancshares, Inc.	24,626
10,100		U.S. Bancorp	299,263
380	L	UCBH Holdings, Inc.	17,229
1,250		Umpqua Holdings Corp.	31,963
8,950		Wachovia Corp.	463,162
9,000		Wells Fargo & Co.	555,929
200		Whitney Holding Corp.	9,228
			4,357,205
		Beverages: 1.1%
13,450		Coca-Cola Co.	528,720
19,200		PepsiCo, Inc.	958,272
			1,486,992
		Biotechnology: 0.4%
6,900	@	Amgen, Inc.	414,276
1,270	@	Arqule, Inc.	7,036
2,135	@	Charles River Laboratories Intl., Inc.	99,811
2,440	@,L	Regeneron Pharmaceuticals, Inc.	22,497
			543,620
		Building Materials: 0.1%
350		Florida Rock Industries, Inc.	19,705
420	L	Simpson Manufacturing Co., Inc.	14,112
580		Texas Industries, Inc.	34,800
			68,617
		Chemicals: 1.0%
5,050		Dow Chemical Co.	254,874
5,400		E.I. du Pont de Nemours & Co.	244,728
1,625	@	FMC Corp.	80,519
770		Georgia Gulf Corp.	44,337
1,910		Lyondell Chemical Co.	53,595
910		Macdermid, Inc.	33,506
910	@	OM Group, Inc.	27,973
1,540	@	Omnova Solutions, Inc.	8,793
3,030	@	PolyOne Corp.	27,967
4,900		PPG Industries, Inc.	330,602
3,950		Sherwin-Williams Co.	176,170
			1,283,064
		Coal: 0.1%
635		Massey Energy Co.	22,301
1,785		Peabody Energy Corp.	148,155
			170,456
		Commercial Services: 0.7%
3,820		Adesa, Inc.	76,247
1,095	@	Administaff, Inc.	16,316
2,520	@	Alliance Data Systems Corp.	108,107
420		Chemed Corp.	26,057
545	@	Consolidated Graphics, Inc.	25,779
3,350		Equifax, Inc.	92,526
4,800		H&R Block, Inc.	228,959
1,775	@	ITT Educational Services, Inc.	84,721
2,190	@	Korn/Ferry Intl.	40,800
1,560	@,L	Labor Ready, Inc.	24,773
970		Manpower, Inc.	46,919

See Accompanying Notes to Financial Statements

56

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
480	@	Pharmaceutical Product Development, Inc.	$20,213
2,381		Rollins, Inc.	58,454
3,390	@,L	Sotheby's Holdings, Inc.	53,155
415	@,L	Vertrue, Inc.	14,401
			917,427
		Computers: 3.3%
1,300		Agilysys, Inc.	21,489
7,950	@	Apple Computer, Inc.	533,048
640	@	Brooktrout, Inc.	7,846
670	@	CACI Intl., Inc.	41,627
620	@	Catapult Communications Corp.	16,827
1,435	@	Cognizant Technology Solutions Corp.	54,717
27,050	@	Dell, Inc.	1,096,066
790		Diebold, Inc.	42,028
955	@	DST Systems, Inc.	46,556
260		Factset Research Systems, Inc.	13,429
15,750		Hewlett-Packard Co.	315,000
15,800		International Business Machines Corp.	1,488,992
3,730		Jack Henry & Associates, Inc.	71,914
265	@	Kronos, Inc.	13,393
500	@	Micros Systems, Inc.	36,685
710	@	SCM Microsystems, Inc.	2,421
3,550	@	Storage Technology Corp.	103,447
76,050	@	Sun Microsystems, Inc.	422,078
			4,327,563
		Cosmetics/Personal Care: 1.5%
15,000		Gillette Co.	652,350
24,800		Procter & Gamble Co.	1,326,304
			1,978,654
		Distribution/Wholesale: 0.3%
860		CDW Corp.	56,519
4,850		Genuine Parts Co.	210,539
550		Hughes Supply, Inc.	18,084
445		SCP Pool Corp.	14,031
2,350		W.W. Grainger, Inc.	145,371
			444,544
		Diversified Financial Services: 3.2%
7,000		American Express Co.	389,970
5,035	@	AmeriCredit Corp.	105,433
5,200		Capital One Financial Corp.	408,616
5,950		CIT Group, Inc.	254,363
28,750		Citigroup, Inc.	1,286,562
12,648		Countrywide Financial Corp.	420,040
5,250		Fannie Mae	360,675
1,092		Legg Mason, Inc.	74,409
5,450		Lehman Brothers Holdings, Inc.	456,600
5,300		Merrill Lynch & Co., Inc.	295,263
7,750	@	Providian Financial Corp.	124,388
			4,176,319
		Electric: 1.8%
16,100	@,L	AES Corp.	197,064
4,200		Constellation Energy Group, Inc.	183,540
1,500		Dominion Resources, Inc.	98,205
16,000	L	Duke Energy Corp.	404,479

Shares			Value
8,000		Edison Intl.	$255,200
3,200		Exelon Corp.	133,472
2,216		Idacorp, Inc.	71,400
6,330		Pepco Holdings, Inc.	135,082
4,705		PPL Corp.	244,425
1,410		SCANA Corp.	54,031
3,550		Southern Co.	116,405
5,650		TXU Corp.	354,933
1,490		Wisconsin Energy Corp.	49,572
			2,297,808
		Electrical Components and Equipment: 0.2%
2,500		Ametek, Inc.	81,700
2,367	@	Energizer Holdings, Inc.	110,538
700	@	Littelfuse, Inc.	27,314
1,067	@	Rayovac Corp.	31,669
			251,221
		Electronics: 0.3%
630		BEI Technologies, Inc.	18,491
455		Bel Fuse, Inc.	15,575
380	@	Benchmark Electronics, Inc.	13,319
620		Brady Corp.	37,882
180	@	Dionex Corp.	10,330
290	@	Flir Systems, Inc.	16,342
565	@	Invision Technologies, Inc.	27,391
677		Keithley Instruments, Inc.	12,809
4,000	@	Thermo Electron Corp.	120,999
2,460	@	Thomas & Betts Corp.	77,834
420	@	Trimble Navigation Ltd.	13,259
1,690	@,L	Varian, Inc.	63,291
			427,522
		Entertainment: 0.1%
770	@	Argosy Gaming Co.	35,851
1,820		International Speedway Corp.	88,980
			124,831
		Environmental Control: 0.1%
1,695		Republic Services, Inc.	53,376
420	@	Waste Connections, Inc.	14,305
			67,681
		Food: 0.6%
805		Corn Products Intl., Inc.	43,808
397		J&J Snack Foods Corp.	18,635
500		Nash Finch Co.	18,555
2,545		Ruddick Corp.	55,506
730	L	Sanderson Farms, Inc.	27,193
4,050		SUPERVALU, Inc.	127,940
3,765		Tyson Foods, Inc.	61,708
690		Whole Foods Market, Inc.	62,631
5,227		Wm. Wrigley Jr. Co.	359,618
			775,594
		Forest Products and Paper: 0.5%
2,450		Louisiana-Pacific Corp.	59,952
1,455		Potlatch Corp.	73,798
1,250		Temple-Inland, Inc.	74,488
1,699		Wausau-Mosinee Paper Corp.	30,497
5,500		Weyerhaeuser Co.	362,999
			601,734

See Accompanying Notes to Financial Statements

57

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Gas: 0.3%
1,100		Atmos Energy Corp.	$29,689
530		Energen Corp.	30,666
6,250		Sempra Energy	231,125
1,990		UGI Corp.	80,754
2,659		WGL Holdings, Inc.	80,621
			452,855
		Hand/Machine Tools: 0.1%
2,250		Black & Decker Corp.	189,203
			189,203
		Healthcare-Products: 2.2%
6,400		Becton Dickinson & Co.	350,592
275	L	Cooper Cos., Inc.	19,121
3,750	@	Cytyc Corp.	100,650
860		Dentsply Intl., Inc.	45,245
850	@	DJ Orthopedics, Inc.	17,145
800	@	Haemonetics Corp.	27,920
305	@	Idexx Laboratories, Inc.	15,738
260		Invacare Corp.	13,133
26,900		Johnson & Johnson	1,622,607
6,600		Medtronic, Inc.	317,130
1,500	@,L	Patterson Cos., Inc.	61,290
270	@,L	Resmed, Inc.	13,516
795	@	Respironics, Inc.	44,027
1,219	@	Sola Intl., Inc.	26,330
1,040	@	Sybron Dental Specialties, Inc.	35,610
340	@	Techne Corp.	12,631
3,430	@	Varian Medical Systems, Inc.	144,334
533		Vital Signs, Inc.	19,940
			2,886,959
		Healthcare-Services: 2.0%
3,600		Aetna, Inc.	426,636
660	@	Amedisys, Inc.	21,727
600	@	Amerigroup Corp.	41,400
600	@,L	Centene Corp.	32,100
2,190	@	Covance, Inc.	86,417
2,510	@,L	Coventry Health Care, Inc.	124,571
4,500	@	Humana, Inc.	111,690
2,550	@,L	Pacificare Health Systems, Inc.	123,420
700	@	Rehabcare Group, Inc.	18,424
700	@	Sierra Health Services, Inc.	38,941
680	@,L	Sunrise Senior Living, Inc.	29,206
8,900		UnitedHealth Group, Inc.	737,366
3,550	@	WellPoint Health Networks, Inc.	444,105
3,600	@	WellPoint, Inc.	364,788
			2,600,791
		Home Builders: 0.1%
1,685		Lennar Corp.	75,707
105	@	NVR, Inc.	72,545
280		Standard-Pacific Corp.	15,683
280		Winnebago Industries, Inc.	10,620
			174,555
		Home Furnishings: 0.1%
325	L	Ethan Allen Interiors, Inc.	12,821
1,487		Fedders Corp.	4,461
1,440		Harman Intl. Industries, Inc.	176,904
			194,186

Shares			Value
		Household Products/Wares: 0.5%
2,760		American Greetings Corp.	$73,471
2,045		Blyth, Inc.	59,939
2,600		Church & Dwight, Inc.	81,172
5,600		Clorox Co.	308,672
605	@	Fossil, Inc.	16,365
			539,619
		Housewares: 0.0%
555		Toro Co.	40,238
			40,238
		Insurance: 4.1%
2,705		American Financial Group, Inc.	85,153
24,300		American International Group, Inc.	1,539,404
1,690		AmerUs Group Co.	73,633
3,155		Arthur J Gallagher & Co.	96,701
4,750		Chubb Corp.	361,998
3,950		CIGNA Corp.	276,579
815		Delphi Financial Group, Inc.	37,865
1,515	@@	Everest Re Group Ltd.	127,669
1,905		Fidelity National Financial, Inc.	81,705
2,870		First American Corp.	94,567
590		Landamerica Financial Group, Inc.	31,506
4,650		Lincoln National Corp.	213,993
4,797		Loews Corp.	335,358
13,000		MetLife, Inc.	506,999
3,100	@	Ohio Casualty Corp.	66,588
1,980		Old Republic Intl. Corp.	49,480
550	@	Philadelphia Consolidated Holding Co.	37,538
840	@	Proassurance Corp.	32,802
2,285		Protective Life Corp.	95,627
9,650		Prudential Financial, Inc.	472,368
1,000		Radian Group, Inc.	51,250
3,600		Safeco Corp.	174,492
750		Selective Insurance Group, Inc.	33,593
1,040		Stancorp Financial Group, Inc.	82,212
630		Stewart Information Services Corp.	27,500
1,110		UICI	37,074
2,450		WR Berkley Corp.	111,108
620		Zenith National Insurance Corp.	28,501
			5,163,263
		Internet: 1.0%
3,550	@	eBay, Inc.	399,198
100	@	Internet Security Systems, Inc.	2,421
4,450	@	McAfee, Inc.	128,605
2,925	@,L	RSA Security, Inc.	61,864
6,500	@	Symantec Corp.	414,764
7,400	@	Yahoo!, Inc.	278,388
			1,285,240
		Iron/Steel: 0.1%
200		Carpenter Technology Corp.	11,690
400		Steel Dynamics, Inc.	16,212
2,750		United States Steel Corp.	143,990
			171,892

See Accompanying Notes to Financial Statements

58

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Leisure Time: 0.3%
830		Arctic Cat, Inc.	$22,169
3,450		Carnival Corp.	182,884
1,150	L	Nautilus Group, Inc.	25,059
375		Polaris Industries, Inc.	24,713
3,600	L	Sabre Holdings Corp.	83,088
			337,913
		Lodging: 0.4%
2,750		Boyd Gaming Corp.	101,090
3,360	@	Caesars Entertainment, Inc.	63,168
745	@,L	Mandalay Resort Group	51,927
5,850		Marriott Intl., Inc.	332,572
			548,757
		Machinery-Construction and Mining: 0.0%
830	@	Astec Industries, Inc.	13,811
			13,811
		Machinery-Diversified: 0.2%
450		Briggs & Stratton Corp.	17,649
420		Cognex Corp.	10,836
1,250	L	Cummins, Inc.	99,525
2,420		Graco, Inc.	88,620
420		IDEX Corp.	16,800
810		Manitowoc Co.	30,254
815	@	Zebra Technologies Corp.	40,978
			304,662
		Media: 1.2%
11,900	@,L	Comcast Corp.	357,476
4,350		McGraw-Hill Cos., Inc.	381,626
570		Thomas Nelson, Inc.	14,079
24,850	@	Time Warner, Inc.	440,093
11,050		Walt Disney Co.	297,024
105		Washington Post Co.	98,490
			1,588,788
		Metal Fabricate/Hardware: 0.1%
890		Kaydon Corp.	28,907
385		Lawson Products, Inc.	18,807
1,075		Mueller Industries, Inc.	33,035
690		Precision Castparts Corp.	44,740
750		Timken Co.	19,500
945	L	Valmont Industries, Inc.	23,587
700	@	Wolverine Tube, Inc.	7,434
			176,010
		Mining: 0.2%
2,600		Phelps Dodge Corp.	252,538
885	@	RTI Intl. Metals, Inc.	19,072
			271,610
		Miscellaneous Manufacturing: 2.6%
4,200		3M Co.	334,278
305		AptarGroup, Inc.	16,028
7,300		Eastman Kodak Co.	238,783
58,700		General Electric Co.	2,075,631
4,900		Honeywell Intl., Inc.	173,117
1,580		Lancaster Colony Corp.	69,014
2,945		Pentair, Inc.	117,859

Shares			Value
310	L	Roper Industries, Inc.	$19,081
11,150	@@	Tyco Intl. Ltd.	378,766
			3,422,557
		Oil and Gas: 5.1%
4,950		Anadarko Petroleum Corp.	344,520
8,050		Burlington Resources, Inc.	373,601
19,800		ChevronTexaco Corp.	1,081,079
340	@	Cimarex Energy Co.	13,661
3,500		ConocoPhillips	318,465
9,300		Devon Energy Corp.	385,206
46,450		Exxon Mobil Corp.	2,380,562
980		Frontier Oil Corp.	26,117
2,065		Murphy Oil Corp.	176,165
1,745	@	Newfield Exploration Co.	109,673
1,640		Noble Energy, Inc.	104,616
585		Patina Oil & Gas Corp.	19,422
690	@	Petroleum Development Corp.	28,373
3,580		Pioneer Natural Resources Co.	126,016
1,920		Pogo Producing Co.	96,960
955	@	Remington Oil & Gas Corp.	27,647
300	@,L	Southwestern Energy Co.	16,470
800		St. Mary Land & Exploration Co.	34,392
1,850		Sunoco, Inc.	152,736
990	@	Swift Energy Co.	30,037
6,100		Unocal Corp.	280,844
6,350	L	Valero Energy Corp.	297,117
2,550		XTO Energy, Inc.	92,693
			6,516,372
		Oil and Gas Services: 0.1%
2,440	@	FMC Technologies, Inc.	80,154
1,390	@,L	Weatherford Intl. Ltd.	74,198
			154,352
		Packaging and Containers: 0.0%
1,020		Sonoco Products Co.	29,009
			29,009
		Pharmaceuticals: 2.4%
8,300		Abbott Laboratories	348,268
1,710		Alpharma, Inc.	28,403
3,150		AmerisourceBergen Corp.	185,661
10,800	@	Caremark Rx, Inc.	386,208
6,100		Eli Lilly & Co.	325,313
495		Medicis Pharmaceutical Corp.	18,211
11,450		Merck & Co., Inc.	320,829
635		Natures Sunshine Prods, Inc.	10,630
585	@,L	NBTY, Inc.	15,245
990	@,L	Noven Pharmaceuticals, Inc.	18,097
42,000		Pfizer, Inc.	1,166,340
940	@,L	Sepracor, Inc.	41,839
7,250		Wyeth	289,058
			3,154,102
		Pipelines: 0.2%
12,900	@,L	Dynegy, Inc.	72,885
3,470		National Fuel Gas Co.	97,854
1,060		Questar Corp.	53,859
			224,598
		Real Estate Investment Trusts: 0.0%
905		New Century Financial Corp.	57,250
			57,250

See Accompanying Notes to Financial Statements

59

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail: 5.2%
2,655		Abercrombie & Fitch Co.	$120,935
2,335		American Eagle Outfitters, Inc.	97,533
2,870	@	Barnes & Noble, Inc.	77,720
860		Cato Corp.	22,945
910	@	CEC Entertainment, Inc.	37,028
6,400		Circuit City Stores, Inc.	99,776
3,305		Claire's Stores, Inc.	67,257
8,850		Costco Wholesale Corp.	430,110
1,255	@	Dress Barn, Inc.	21,548
19,100		Gap, Inc.	417,335
23,800		Home Depot, Inc.	993,650
840	@	J Jill Group, Inc.	14,507
7,800		J.C. Penney Co., Inc. Holding Co.	301,080
980	@	Jack in The Box, Inc.	37,024
11,800	@	Limited Brands, Inc.	288,392
3,700		Lowe's Cos., Inc.	204,721
19,450		McDonald's Corp.	597,893
3,860		Michaels Stores, Inc.	105,494
1,585	L	PETsMART, Inc.	54,318
220	@,L	PF Chang's China Bistro, Inc.	12,373
515	@	Sonic Corp.	15,023
11,100		Staples, Inc.	354,201
7,950	@	Starbucks Corp.	447,267
1,500	@	Stein Mart, Inc.	24,945
4,600		Target Corp.	235,612
6,350	@	Toys R US, Inc.	122,809
320	@	Tractor Supply Co.	10,150
2,440	@	Urban Outfitters, Inc.	103,700
23,600		Wal-Mart Stores, Inc.	1,228,615
1,240	@	Williams-Sonoma, Inc.	45,396
445	@,L	Zale Corp.	13,016
			6,602,373
		Savings and Loans: 0.0%
935	@	Bankunited Financial Corp.	28,742
1,040		Waypoint Financial Corp.	28,881
			57,623
		Semiconductors: 0.8%
2,500	@,L	Cree, Inc.	89,450
1,065	@	DSP Group, Inc.	23,622
34,750		Intel Corp.	776,662
1,410	@,L	Lam Research Corp.	36,674
2,290		Microchip Technology, Inc.	64,532
730	@	Standard Microsystems Corp.	17,943
550	@	Supertex, Inc.	11,963
			1,020,846
		Software: 2.8%
1,759	@	Advent Software, Inc.	35,198
930	@	Ansys, Inc.	28,542
3,000		Autodesk, Inc.	196,230
300	@,L	Avid Technology, Inc.	17,121
6,000	@	BMC Software, Inc.	111,480
310	@,L	Cerner Corp.	16,343
11,300	@	Compuware Corp.	65,201
2,800	@	CSG Systems Intl., Inc.	50,876
870	@	Digi Intl., Inc.	13,389
2,000	@	Dun & Bradstreet Corp.	118,720
2,620		Fair Isaac Corp.	86,932
1,110	@	Filenet Corp.	29,759
330	@	Hyperion Solutions Corp.	14,787

Shares			Value
955	@	Mapinfo Corp.	$11,412
60,150		Microsoft Corp.	1,612,621
65,000	@	Oracle Corp.	822,900
5,950	@	Parametric Technology Corp.	34,808
1,130	@	Phoenix Technologies Ltd.	9,164
1,220	@	Progress Software Corp.	27,694
2,990		SEI Investments Co.	116,939
15,350	@	Siebel Systems, Inc.	154,728
4,200	@	Sybase, Inc.	72,366
4,310	@	Wind River Systems, Inc.	52,151
			3,699,361
		Telecommunications: 2.9%
3,535	@,L	Adaptec, Inc.	27,573
11,700		Alltel Corp.	663,273
930	@	Anixter Intl., Inc.	35,089
1,735	@	C-COR.net Corp.	15,528
36,600	@	Cisco Systems, Inc.	684,786
355	@	Commonwealth Telephone Enterprises, Inc.	17,274
2,880	@	CommScope, Inc.	55,642
1,855	L	Harris Corp.	122,782
35,750		Motorola, Inc.	688,545
3,855	@	Polycom, Inc.	88,048
8,500		QUALCOMM, Inc.	353,770
740		Telephone & Data Systems, Inc.	57,350
25,250		Verizon Communications, Inc.	1,041,058
			3,850,718
		Textiles: 0.1%
690		G&K Services, Inc.	28,345
720	@	Mohawk Industries, Inc.	63,144
			91,489
		Toys/Games/Hobbies: 0.0%
570	@	Department 56, Inc.	9,650
1,020	@,L	Jakks Pacific, Inc.	18,993
			28,643
		Transportation: 1.4%
920		CH Robinson Worldwide, Inc.	49,450
1,920		CNF, Inc.	89,760
1,160	@	EGL, Inc.	39,138
1,155		Expeditors Intl. Washington, Inc.	61,515
5,150		FedEx Corp.	489,405
660	@	Forward Air Corp.	30,591
1,842		Heartland Express, Inc.	40,450
660	@	Landstar System, Inc.	46,537
9,900		Norfolk Southern Corp.	339,867
760	@	Offshore Logistics, Inc.	28,804
1,425		Overseas Shipholding Group, Inc.	93,608
6,050		United Parcel Service, Inc.	509,108
415	@,L	Yellow Roadway Corp.	21,933
			1,840,166
		Total Common Stock (Cost $62,805,136)	76,815,410
PREFERRED STOCK: 0.2%
		Banks: 0.2%
24	@,#	DG Funding Trust	259,650
			259,650

See Accompanying Notes to Financial Statements

60

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Electric: 0.0%
1,925	@	TECO Energy, Inc.	$48,914
			48,914
		Total Preferred Stock (Cost $309,655)	308,564
WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
193	XX	Timco Aviation Services	-
		Total Warrants (Cost $-)	-
Principal Amount			Value
CORPORATE BONDS/NOTES: 9.6%
		Airlines: 0.1%
$160,000		American Airlines, Inc., 7.324%, due 10/15/09	130,020
			130,020
		Auto Manufacturers: 0.2%
41,000		Ford Motor Co., 6.625%, due 10/01/28	37,143
132,000		Ford Motor Co., 7.450%, due 07/16/31	128,781
138,000		General Motors Corp., 8.375%, due 07/15/33	140,860
			306,784
		Banks: 2.3%
50,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	43,503
89,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	96,120
204,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	230,020
93,000		BankAmerica Capital II, 8.000%, due 12/15/26	100,754
80,000	@@	Bank of Ireland, 2.160%, due 12/29/49	69,312
50,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	41,474
79,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	82,963
40,000	@@	Den Norske Bank ASA, 2.115%, due 08/29/49	33,150
140,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	169,013
97,000		FBS Capital I, 8.090%, due 11/15/26	105,461
83,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	88,189
270,000	@@	HSBC Bank PLC, 1.971%, due 06/29/49	233,824
140,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	119,460
150,000	@@	Lloyds TSB Bank PLC, 2.188%, due 06/29/49	133,415

Principal Amount			Value
$130,000		M & T Bank Corp., 3.850%, due 04/01/13	$128,329
93,000		Mellon Capital I, 7.720%, due 12/01/26	100,602
50,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	43,504
130,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	110,795
10,000	@@	National Westminster Bank PLC, 1.375%, due 08/29/49	8,790
106,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	107,287
130,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	111,282
70,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	61,633
40,000	@@	Societe Generale, 2.705%, due 11/29/49	34,301
200,000	@@	Standard Chartered PLC, 2.070%, due 12/29/49	160,500
300,000	@@	Standard Chartered PLC, 2.813%, due 11/29/49	239,180
88,000		Wells Fargo Capital I, 7.960%, due 12/15/26	95,464
60,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	51,819
284,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	277,607
			3,077,751
		Beverages: 0.4%
264,000		Cia Brasileira de Bebidas, 8.750%, due 09/15/13	301,950
17,000	@@	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	21,080
147,000	#	Miller Brewing Co., 4.250%, due 08/15/08	147,926
			470,956
		Chemicals: 0.1%
38,000		Dow Chemical Co., 5.750%, due 11/15/09	40,494
34,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	36,149
			76,643
		Distribution/Wholesale: 0.0%
208	X	Timco Aviation Services, 8.000%, due 01/02/07	-
			-
		Diversified Financial Services: 1.4%
100,000	@@,#	Alpine III, 8.290%, due 08/16/14	100,000
43,385	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	44,888
76,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	75,792
83,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	85,748

See Accompanying Notes to Financial Statements

61

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$183,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due	$182,085
1,256		Canada Inc, 8.000%, due 09/15/12	1,350
94,000		Citigroup Capital II, 7.750%, due 12/01/36	100,594
94,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	102,385
126,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	125,407
50,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	41,462
45,000		Ford Motor Credit Co., 7.000%, due 10/01/13	47,027
197,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	253,790
21,000		JPM Capital Trust I, 7.540%, due 01/15/27	22,419
82,000		JPM Capital Trust II, 7.950%, due 02/01/27	88,872
243,000	#,XX	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	242,058
111,407	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	107,741
185,891	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	184,185
126,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	141,505
			1,947,308
		Electric: 1.5%
184,000	@@,#	AES Gener SA, 7.500%, due 03/25/14	192,740
128,950	#,S	Allegheny Energy Supply Statutory Trust 2001, 10.250%, due 11/15/07	147,970
13,543	#	Allegheny Energy Supply Statutory Trust 2001, 13.000%, due 11/15/07	14,830
158,928		CE Generation LLC, 7.416%, due 12/15/18	164,390
149,000		Consumers Energy Co., 4.250%, due 04/15/08	150,170
114,000	S	DTE Energy Co, 2.740%, due 06/01/07	114,654
181,000		Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	209,514
215,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	204,721
128,000		Monongahela Power Co., 7.360%, due 01/15/10	140,300
195,000		Ohio Power Co., 6.375%, due 07/15/33	200,723
25,935	#	Power Contract Financing LLC, 5.200%, due 02/01/06	26,213

Principal Amount			Value
$87,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	$90,612
27,964		PPL Montana LLC, 8.903%, due 07/02/20	31,617
48,000		Sithe/Independence Funding, 9.000%, due 12/30/13	52,963
53,679	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	55,810
111,000		TXU Corp, 4.446%, due 11/16/06	112,382
			1,909,609
		Food: 0.4%
65,000		Kroger Co., 7.250%, due 06/01/09	72,410
121,000	S	Safeway, Inc., 4.800%, due 07/16/07	123,824
81,000		Supervalu, Inc., 7.875%, due 08/01/09	92,818
163,000		Tyson Foods, Inc., 7.250%, due 10/01/06	173,435
			462,487
		Gas: 0.1%
115,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	122,906
			122,906
		Healthcare-Services: 0.1%
92,000		HCA, Inc., 5.500%, due 12/01/09	91,657
			91,657
		Home Builders: 0.0%
5,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	5,413
			5,413
		Insurance: 0.3%
33,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	32,747
46,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	53,395
98,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	97,935
92,000		Prudential Financial, Inc., 4.104%, due 11/15/06	92,989
158,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	175,038
			452,104
		Media: 0.1%
88,000		COX Communications, Inc., 6.850%, due 01/15/18	91,909
18,000		Rogers Cable, Inc., 6.750%, due 03/15/15	18,360
			110,269
		Mining: 0.2%
87,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	89,470

See Accompanying Notes to Financial Statements

62

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Mining (continued)
$133,000	@@,S	Vale Overseas Ltd., 8.625%, due 03/08/07	$147,763
			237,233
		Multi-National: 0.2%
216,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	239,794
			239,794
		Oil and Gas: 0.9%
94,000		Amerada Hess Corp., 6.650%, due 08/15/11	102,910
124,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	119,927
5,000		Energy Partners Ltd., 8.750%, due 08/01/10	5,475
150,000	@@,#	Gazprom International SA, 7.201%, due 02/01/20	156,750
96,000		Husky Energy, Inc., 6.150%, due 06/15/19	101,377
188,000	#	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	193,170
67,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	73,265
67,000		Petroleos Mexicanos, 9.250%, due 03/30/18	81,405
42,991		Petrozuata Finance, Inc., 7.630%, due 04/01/09	44,872
201,000	L	Tengizchevroil Finance Co., 6.124%, due 11/15/14	200,999
75,000		Valero Energy Corp., 8.750%, due 06/15/30	97,195
			1,177,345
		Packaging and Containers: 0.0%
54,000	#	Sealed Air Corp., 5.375%, due 04/15/08	56,208
			56,208
		Real Estate: 0.2%
130,000		EOP Operating LP, 7.750%, due 11/15/07	143,857
114,000		Liberty Property LP, 7.750%, due 04/15/09	127,997
			271,854
		Real Estate Investment Trusts: 0.5%
18,000		Liberty Property Trust, 6.375%, due 08/15/12	19,348
184,000		Rouse Co., 7.200%, due 09/15/12	196,790
93,000		Rouse Co., 8.000%, due 04/30/09	101,890
98,000		Simon Property Group LP, 4.875%, due 03/18/10	99,290
172,000	S	Simon Property Group LP, 6.375%, due 11/15/07	183,627
			600,945

Principal Amount			Value
		Retail: 0.0%
$5,000		Dollar General Corp., 8.625%, due 06/15/10	$5,800
			5,800
		Savings and Loans: 0.1%
89,000		Great Western Financial, 8.206%, due 02/01/27	96,876
			96,876
		Telecommunications: 0.4%
187,000		AT&T Corp., 9.750%, due 11/15/31	217,621
120,000		BellSouth Corp., 4.200%, due 09/15/09	119,598
72,000		Sprint Capital Corp., 4.780%, due 08/17/06	73,468
27,000		Sprint Capital Corp., 8.375%, due 03/15/12	32,664
98,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	94,482
			537,833
		Transportation: 0.1%
100,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	102,627
			102,627
		Total Corporate Bonds/Notes (Cost $13,025,051)	12,490,422
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.4%
		Federal Home Loan Bank: 0.4%
500,000		3.250%, due 12/17/07	496,306
			496,306
		Federal Home Loan Mortgage Corporation: 3.6%
1,015,000		2.700%, due 03/16/07	1,002,454
715,487		2.740%, due 04/15/32	721,314
296,029		4.500%, due 04/01/14	295,618
500,000		5.500%, due 12/15/18	515,469
173,000		5.875%, due 03/21/11	185,827
336,026		6.000%, due 01/15/29	347,999
294,909		6.000%, due 01/15/29	305,698
204,000		6.000%, due 01/15/29	212,089
11,681		6.500%, due 11/01/28	12,279
633,000		6.500%, due 11/15/34	662,672
430,000		7.000%, due 12/15/34	456,069
			4,717,488
		Federal National Mortgage Association: 8.1%
36,000		0.000%, due 12/01/33	36,416
122,000		0.000%, due 02/25/35	122,000
225,910		2.430%, due 08/25/33	226,872
14,478		2.859%, due 12/26/29	14,473
502,000		2.875%, due 05/19/08	489,216
224,000		4.750%, due 12/25/42	225,337
564,000		5.000%, due 12/01/17	571,579
234,000		5.000%, due 12/01/33	230,856
3,842,000		5.000%, due 01/15/34	3,780,767
245,000		5.250%, due 08/01/12	252,218
10,880		5.500%, due 12/15/19	11,223
1,060,000		5.500%, due 01/01/33	1,069,606

See Accompanying Notes to Financial Statements

63

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$12,166		6.000%, due 08/01/16	$12,756
355,408		6.000%, due 07/25/29	367,016
150,737		6.000%, due 07/25/29	155,705
209,226		6.000%, due 04/25/31	216,656
885,000		6.000%, due 12/15/33	913,486
322,000		6.000%, due 01/15/34	331,560
470,000		6.500%, due 12/15/34	493,206
239,409		6.500%, due 04/01/30	251,765
205,000		6.625%, due 11/15/10	230,989
165,822		7.000%, due 06/01/31	176,259
134,742		7.000%, due 04/01/32	142,954
10,929		7.500%, due 10/01/30	11,719
6,687		7.500%, due 11/01/30	7,171
126,285		7.500%, due 01/25/48	134,578
98,394		7.500%, due 06/25/32	105,478
			10,581,861
		Government National Mortgage Association: 0.3%
17,888		3.375%, due 04/20/28	18,156
182,454		6.500%, due 01/15/32	192,465
198,536		7.500%, due 12/15/23	215,178
			425,799
		Total U.S. Government Agency Obligations (Cost $16,257,571)	16,221,454
U.S. TREASURY OBLIGATIONS: 7.3%
		U.S. Treasury Bonds: 2.9%
339,000	W,L	4.250%, due 11/15/14	336,193
1,669,000	S,L	5.375%, due 02/15/31	1,757,145
400,000	L	6.250%, due 08/15/23	459,094
393,000		10.375%, due 11/15/12	470,541
523,000	S,L	13.250%, due 05/15/14	728,114
			3,751,087
		U.S. Treasury Notes: 4.1%
3,598,000	S,L	1.625%, due 01/31/05	3,596,316
556,000	S,L	2.875%, due 11/30/06	554,654
314,000	S,L	3.000%, due 11/15/07	311,743
961,000	S,L	3.500%, due 11/15/09	952,592
			5,415,305
		U.S. Treasury STRIP: 0.3%
569,000	S	4.870%, due 05/15/16	330,098
			330,098
		Total U.S. Treasury Obligations (Cost $9,506,631)	9,496,490
ASSET-BACKED SECURITIES: 2.8%
		Automobile Asset-Backed Securities: 0.2%
100,000		Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	99,774
95,000		Household Automotive Trust, 2.310%, due 04/17/08	94,410
150,000		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	148,649
			342,833

Principal Amount		Value
	Credit Card Asset-Backed Securities: 0.2%
$50,000	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	$49,065
150,000	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	155,514
120,000	Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	119,230
		323,809
	Home Equity Asset-Backed Securities: 1.8%
63,371	Bayview Financial Acquisition Trust, 2.694%, due 09/28/43	63,445
62,856	Centex Home Equity, 2.460%, due 01/25/34	62,954
109,000	GMAC Mortgage Corp Loan Trust, 2.360%, due 12/25/20	109,000
415,000	GSAA Trust, 5.242%, due 05/25/35	412,455
158,623	Merrill Lynch Mortgage Investors, Inc., 2.541%, due 07/25/34	158,789
643,341	New Century Home Equity Loan Trust, 2.431%, due 04/25/34	643,694
58,833	Residential Asset Mortgage Products, Inc., 2.491%, due 06/25/33	58,822
438,243	Residential Asset Securities Corp., 2.491%, due 12/25/33	439,124
92,000	Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	92,055
255,000	Saxon Asset Securities Trust, 3.960%, due 06/25/33	256,093
		2,296,431
	Other Asset-Backed Securities: 0.6%
52,922	Amortizing Residential Collateral Trust, 2.681%, due 05/25/32	52,889
3,000	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	2,985
2,000	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	2,010
80,114	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.481%, due 07/25/33	80,208
13,380	Equity One Abs, Inc., 2.976%, due 09/25/33	13,367
178,000	First Horizon Asset Back Trust, 0.000%, due 10/25/34	177,999
29,000	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	28,928
29,000	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	28,937

See Accompanying Notes to Financial Statements

64

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$340,000		PP&L Transition Bond Co. LLC, 7.050%, due 06/25/09	$363,168
			750,491
		Total Asset-Backed Securities (Cost $3,692,237)	3,713,564
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.6%
		Commercial Mortgage-Backed Securities: 2.0%
125,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	125,609
280,000		Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	316,737
146,000		COMM, 3.600%, due 03/10/39	143,533
121,884		CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	119,694
285,231		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	284,768
175,047		JP Morgan Chase Commercial Mortgage Securities Corp, 4.275%, due 01/12/37	175,519
420,000		JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	449,959
180,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	194,875
200,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	228,262
420,000		Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	451,091
60,331		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	59,260
			2,549,307
		Diversified Financial Services: 0.1%
90,000	#	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	98,149
			98,149
		Whole Loan Collateral PAC: 0.3%
211,871		GSR Mortgage Loan Trust, 2.581%, due 10/25/32	211,939
177,591		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	180,772
			392,711
		Whole Loan Collateralized Mortgage Obligations: 7.2%
354,071		Banc of America Funding Corp, 5.750%, due 09/20/34	358,802
100,239		Bank of America Alternative Loan Trust, 2.631%, due 12/25/33	100,394
1,459,858		Bank of America Mortgage Securities, 2.631%, due 12/25/33	1,461,911

Principal Amount		Value
$196,683	Bank of America Mortgage Securities, 5.000%, due 12/25/18	$197,974
194,747	Bank of America Mortgage Securities, 5.000%, due 06/25/33	193,956
126,509	Bank of America Mortgage Securities, 5.250%, due 11/25/19	128,248
109,534	Bank of America Mortgage Securities, 5.500%, due 11/25/33	108,491
131,481	Bear Stearns Alt-A Trust, 2.501%, due 07/25/34	131,451
184,667	Citicorp Mortgage Securities, Inc., 2.433%, due 10/25/33	184,299
105,457	Countrywide Alternative Loan Trust, 2.581%, due 07/25/18	105,673
187,590	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	188,821
95,299	Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	95,832
201,096	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	202,416
177,000	Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, due 11/25/34	182,793
73,000	CS First Boston Mortgage Securities Corp., 4.147%, due 10/25/33	72,467
386,410	First Horizon Alternative Mortgage Securities, 4.851%, due 06/25/34	387,361
55,864	First Horizon Alternative Mortgage Securities, 5.375%, due 09/25/34	56,646
215,352	GMAC Mortgage Corp. Loan Trust, 5.250%, due 04/25/34	215,943
347,000	GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	352,462
47,305	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	47,629
259,226	GSR Mortgage Loan Trust, 6.500%, due 01/25/34	270,324
178,399	Homebanc Mortgage Trust, 2.611%, due 08/25/29	178,310
297,000	MASTR Alternative Loans Trust, 0.000%, due 01/15/20	304,425
193,000	MASTR Alternative Loans Trust, 5.750%, due 09/25/34	196,277
346,141	MASTR Alternative Loans Trust, 6.000%, due 09/25/34	355,011
101,654	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	103,275
152,540	MASTR Asset Securitization Trust, 2.631%, due 11/25/33	152,873
176,000	MASTR Asset Securitization Trust, 5.500%, due 09/25/34	173,540
244,043	MLCC Mortgage Investors Inc, 2.263%, due 11/25/29	244,250
111,508	MLCC Mortgage Investors, Inc., 2.501%, due 01/25/29	111,650

See Accompanying Notes to Financial Statements

65

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Whole Loan Collateralized Mortgage Obligations (continued)
$242,351		MLCC Mortgage Investors, Inc., 2.541%, due 04/25/29	$242,761
252,157		Prime Mortgage Trust, 5.250%, due 11/25/19	255,624
219,585		Residential Accredit Loans, Inc., 2.631%, due 03/25/18	220,020
176,000		Residential Asset Securitization Trust, 5.500%, due 11/25/34	173,475
256,000		Residential Funding Sec I, 5.750%, due 09/25/34	256,934
400,000		Structured Asset Securities Corp., 6.000%, due 03/25/34	410,328
76,509		Thornburg Mortgage Securities Trust, 2.531%, due 12/25/33	76,533
171,351		Washington Mutual, 2.601%, due 06/25/44	171,447
304,971		Washington Mutual, 5.000%, due 06/25/18	306,877
249,258		Washington Mutual, 6.000%, due 06/25/34	255,645
200,000		Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	191,802
			9,424,950
		Total Collateralized Mortgage Obligations (Cost $11,849,847)	12,465,117
OTHER BONDS: 0.4%
		Sovereign: 0.4%
45,001	@@	Brazilian Government Intl. Bond, 3.125%, due 04/15/12	42,295
38,000	@@	Brazilian Government Intl. Bond, 12.250%, due 03/06/30	48,260
62,000	@@	Colombia Government Intl. Bond, 10.000%, due 01/23/12	70,525
88,000	@@	Dominican Republic, 9.040%, due 01/23/13	76,780
117,000	@@	Russian Federation, 5.000%, due 03/31/30	116,737
50,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	62,250
22,000	@@,#,L	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	22,275
74,576	@@	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	86,240
28,000		Venezuela Government Intl. Bond, 8.500%, due 10/08/14	29,190
		Total Other Bonds (Cost $503,301)	554,552
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
50,000		City of New York, 5.000%, due 11/01/08	53,932
50,000		City of New York, 5.000%, due 11/01/11	54,599

Principal Amount		Value
$50,000	City of New York, 5.000%, due 11/01/15	$54,313
	Total Municipal Bonds (Cost $164,411)	162,844
	Total Long-Term Investments (Cost $118,113,840)	132,228,417

SHORT-TERM INVESTMENTS: 14.6%

		Commercial Paper: 3.8%
500,000	S	BellSouth Corp., 1.990%, due 01/05/05	499,006
1,200,000	S	Daimler Chrysler, 2.130%, due 12/06/04	1,199,573
1,200,000	S,L	Ford Motor Credit Corp., 2.210%, due 12/14/04	1,198,969
800,000	S,L	General Motors Acceptance Corp., 2.340%, due 12/10/04	799,481
727,000	S	Kraft Foods, Inc., 2.160%, due 12/09/04	726,607
500,000	S	Walt Disney, 2.230%, due 12/06/04	499,814
		Total Commercial Paper (Cost $4,923,786)	4,923,450

  Repurchase Agreement: 2.2%

2,846,000 S	Goldman Sachs Repurchase Agreement 11/30/04, 2.060%, due 12/01/04, $2,846,163 to be received upon repurchase (Collateralized by $2,744,000 Federal Home Loan Mortgage Corporation, 5.500%, Market Value plus accrued interest $2,903,495 due 07/15/06)	2,846,000
	Total Repurchase Agreement (Cost $2,846,000)	2,846,000

  Securities Lending CollateralCC: 8.6%

11,270,826	The Bank of New York Institutional Cash Reserve Fund		11,270,826
	Total Securities Lending Collateral Cost (Cost $11,270,826)		11,270,826
	Total Short-Term Investments (Cost $19,040,612)		19,040,276
	Total Investments In Securities (Cost $137,154,452)*	115.8%	$151,268,693
	Other Assets and Liabilities-Net	(15.8)	(20,610,858)
	Net Assets	100.0%	$130,657,835

See Accompanying Notes to Financial Statements

66

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

@  Non-income producing security

@@  Foreign issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security.

S  Segregated securities for futures, when-issued or delayed delivery securities held at November 30,2004.

L  Loaned security, a portion or all of the security is on loan at November 30,2004.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*   Cost for federal income tax purposes is $138,527,209. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,852,616
Gross Unrealized Depreciation	(1,111,132)
Net Unrealized Appreciation	$12,741,484

Information concerning open futures contracts at November 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 5 Year Treasury Note	10	$(1,097,188)	12/20/2004	$10,263
Long Contracts
U.S. Long Bond	10	$1,110,938	12/30/2004	$(2,550)
E-Mini S&P MIDCAP 400	1	63,765	12/17/2004	500
		$77,515		$8,213

See Accompanying Notes to Financial Statements

67

  PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.3%
		Agriculture: 1.7%
33,025		Altria Group, Inc.	$1,898,607
			1,898,607
		Auto Manufacturers: 2.2%
62,800	L	General Motors Corp.	2,423,452
			2,423,452
		Banks: 17.0%
121,000		Bank of America Corp.	5,598,669
17,400		Comerica, Inc.	1,070,100
22,100		First Horizon National Corp.	965,770
69,900		National City Corp.	2,591,892
46,900		PNC Financial Services Group, Inc.	2,551,360
45,900		SunTrust Banks, Inc.	3,272,670
22,425		Wachovia Corp.	1,160,494
31,950		Wells Fargo & Co.	1,973,552
			19,184,507
		Chemicals: 7.2%
19,300		Air Products & Chemicals, Inc.	1,104,925
60,500		Dow Chemical Co.	3,053,435
54,000		E.I. du Pont de Nemours & Co.	2,447,280
22,100		PPG Industries, Inc.	1,491,087
			8,096,727
		Computers: 0.8%
43,175		Hewlett-Packard Co.	863,500
			863,500
		Cosmetics/Personal Care: 1.3%
22,100		Kimberly-Clark Corp.	1,405,781
			1,405,781
		Diversified Financial Services: 15.1%
110,175		Citigroup, Inc.	4,930,331
14,200		Fannie Mae	975,540
33,100		Goldman Sachs Group, Inc.	3,467,556
66,300		J.P. Morgan Chase & Co.	2,496,195
51,550		Merrill Lynch & Co., Inc.	2,871,851
42,800		Morgan Stanley	2,172,100
			16,913,573
		Electric: 10.3%
46,100		Dominion Resources, Inc.	3,018,167
20,100	L	Entergy Corp.	1,302,882
46,800		Exelon Corp.	1,952,028
31,700	L	FPL Group, Inc.	2,229,461
48,800		Puget Energy, Inc.	1,146,800
19,800		SCANA Corp.	758,736
17,500		TXU Corp.	1,099,350
			11,507,424
		Electrical Components and Equipment: 2.1%
34,600		Emerson Electric Co.	2,311,972
			2,311,972
		Food: 3.1%
25,000		General Mills, Inc.	1,137,250
22,000		H.J. Heinz Co.	817,520
34,400		Kellogg Co.	1,503,280
			3,458,050

Shares			Value
		Forest Products and Paper: 1.4%
23,400		Weyerhaeuser Co.	$1,544,400
			1,544,400
		Healthcare-Products: 1.1%
40,600		Baxter Intl., Inc.	1,284,990
			1,284,990
		Insurance: 3.8%
15,200		Chubb Corp.	1,158,392
21,200		St. Paul Travelers Cos., Inc.	773,376
31,200	@@	XL Capital Ltd.	2,351,232
			4,283,000
		Machinery-Construction and Mining: 5.0%
61,400		Caterpillar, Inc.	5,621,170
			5,621,170
		Machinery-Diversified: 1.1%
26,000		Rockwell Automation, Inc.	1,229,800
			1,229,800
		Media: 1.1%
15,200		Gannett Co., Inc.	1,253,848
			1,253,848
		Mining: 3.4%
113,100		Alcoa, Inc.	3,843,138
			3,843,138
		Oil and Gas: 11.2%
33,100	@@	BP PLC	2,030,685
11,100		ChevronTexaco Corp.	606,060
22,100		ConocoPhillips	2,010,879
113,800		Exxon Mobil Corp.	5,832,250
42,200	@@,L	Shell Transport & Trading Co. PLC	2,136,164
			12,616,038
		Pharmaceuticals: 5.6%
39,900		Abbott Laboratories	1,674,204
71,225		Pfizer, Inc.	1,977,918
66,800		Wyeth	2,663,316
			6,315,438
		Real Estate Investment Trusts: 0.3%
8,360		General Growth Properties, Inc.	286,832
			286,832
		Savings and Loans: 0.5%
14,900	L	Washington Mutual, Inc.	606,579
			606,579
		Telecommunications: 3.0%
25,400		BellSouth Corp.	681,228
54,300		SBC Communications, Inc.	1,366,731
30,800		Verizon Communications, Inc.	1,269,884
			3,317,843
		Total Common Stock (Cost $104,774,184)	110,266,669

See Accompanying Notes to Financial Statements

68

  PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.3%
	Securities Lending CollateralCC: 5.3%
$5,928,012	Altria Group, Inc.		$5,928,012
	Total Securities Lending Collateral (Cost $5,928,012)		5,928,012
	Total Investments In Securities (Cost $110,702,196)*	103.6%	$116,194,681
	Other Assets and Liabilities-Net	(3.6)	(3,994,165)
	Net Assets	100.0%	$112,200,516

@@  Foreign issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

*  Cost for federal income tax purposes is $110,865,818. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,131,303
Gross Unrealized Depreciation	(2,802,440)
Net Unrealized Appreciation	$5,328,863

See Accompanying Notes to Financial Statements

69

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRSAR-AFDEABCIO  (1104-012805)

Funds

Semi-Annual Report

November 30, 2004

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■  ING Index Plus LargeCap Fund

■  ING Index Plus MidCap Fund

■  ING Index Plus SmallCap Fund

Strategic Allocation Funds

■  ING Strategic Allocation Balanced Fund

■  ING Strategic Allocation Growth Fund

■  ING Strategic Allocation Income Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

  Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•  You will see a new section entitled "Shareholder Expense Examples". These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•  In addition to the normal performance tables included in the Portfolio Managers' Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•  Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each fiscal year on
Form N-Q. These Forms are available for shareholders to view on the SEC's website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy

President

ING Funds

January 25, 2005

JAMES M. HENNESSY

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2004

Two months prior to the start of our fiscal year, the economic outlook had changed radically. On April 2, 2004, a very bullish U.S. employment report had sparked a few days of euphoria that vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. This was followed up with another strong report in May and by mid-month major stock and bond markets had negative returns for 2004. Markets were off their lows as we started our half year and in this period, as we shall see below, sentiment would undergo two more major reversals, accompanied by record-breaking market movements.

Global equities added 9.0% from the end of May through November according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars including net dividends, just under half due to dollar weakness. Among currencies, the euro, yen and pound all gained on the dollar, although the pendulum swung back and forth. Ultimately, the dollar succumbed to record U.S. trade deficits, and latterly, to fears that non-U.S. investors might diversify out of U.S. financial assets. By the end of November 2004, the euro had gained 8.9% and a new all time record against the dollar. The yen rose 6.2% to a level not seen since early 2000, while the pound stood 4.2% higher at a remarkable 12-year peak. On a trade-weighted basis, the dollar plummeted to 9-year lows.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended November 30, 2004, the Federal Open Market Committee (FOMC) would increase the Federal Reserves Funds rate four times to 2.0%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 3.8%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 9.6% for the six months. In a similar vein there was a notable flattening of the yield curve, as short-term interest rates marched up in anticipation of continued monetary tightening, while bond yields ignored this and fell in the face of mostly tame economic data. For the six months, the yield on 10-year Treasury Notes fell by 30 basis points to 4.4%, but the yield on 13-week Treasury Bills rose 113 basis points to 2.2%.

The U.S. equities market in the form of the Standard & Poor's ("S&P") 500 Index(4) rose 5.7% including dividends in the six months ended November 30, 2004. At that point, the market was trading at a price to earnings ("P/E") level of just under 16 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Federal Reserve embarked on its tightening cycle at the end of June the market was challenging its best levels of 2004. And yet, in the week before the increase, the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October 2004, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22 at 41% above end of May 2004 levels. This effective deflationary "tax" on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12. From there, however, oil prices retreated by 13% and that, combined with a clear election result, perceived to be business and shareholder friendly, plus a new, powerful employment report, caused sentiment to shift yet again. By the end of November, the S&P 500 Index had breached levels not seen since before September 11, 2001, bolstered by an upward revision to third quarter gross domestic product ("GDP") growth to 3.9%.

In international equities markets, for the six months ended November 30, 2004, Japan rose 4.8% in dollars, according to the MSCI Japan Index(5) with net dividends, but fell 2.6% in yen. At that point, stocks were trading at nearly 16 times 2005 estimated earnings. Initially encouraged by surprisingly strong, export led, 6.1% first quarter GDP growth, investors became disillusioned by a likely slow down in China, rising oil prices and a slumping dollar. By the third quarter, GDP growth had fallen to a depressingly flat 0.1%.

Meanwhile, European excluding ("ex") UK markets gained 15.5% in dollars, about five-eighths due to dollar weakness, according to the MSCI Europe ex UK Index(6) with net dividends. In local currency terms, the region's markets reached a 28-month high during November 2004, and were then trading on average at just over 13 times 2005 estimated earnings. Growth in this region is held back by weak domestic demand, restrained by 8.9% unemployment in inflexible labor markets. This region's main attraction is its relative cheapness; the concern is the fragility of this picture, given its export dependency.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2004

The UK market rose 12.1% in dollars between May and November 2004, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 7.5%, attaining the highest mark since mid-2002, and traded at about 161/2 times 2005 estimated earnings. Unlike Continental Europe, the UK economy strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. The Bank of England has been trying, with five interest rate increases since November 2003, to cool demand and by the end of November seemed to be succeeding.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus LargeCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") 500 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, CFA, Portfolio Manager, and Douglas Cote', CFA, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A and Class I shares, excluding sales charges, provided a total return of 5.67% and 5.75%, respectively, compared to the S&P 500 Index, which returned 5.67% for the same period.

Portfolio Specifics: The Fund performed in line with the S&P 500 Index due to security selection, especially in the health care and information technology sectors. Stock selection in financials and consumer staples somewhat detracted from results. Among the largest positive contributors to performance came from overweight positions in ChevronTexaco Corp. and Apple Computer, Inc. The largest detractors from performance were overweight positions in Procter & Gamble Co., Gap, Inc. and Motorola, Inc.

Apple Computer, Inc. continued to soar after its recent outstanding quarterly earnings report and the sustained success of the iPod, which drove sales and propelled analyst estimates sharply upward. Shares of ChevronTexaco Corp. benefited from the run up in oil prices. In addition, its cost saving and margin improvement activities, stock buyback program, and debt reduction had come to the attention of analysts and investors and helped the stock outpace its integrated oil peers over the period. Gap, Inc. suffered from declining profits due to lagging sales. Shares of Motorola, Inc. dropped on bad news surrounding IRS allegations of understated revenues from 1996-2000 and its disappointing IPO of Freescale Semiconductor.

Individual security selection was helped by the effectiveness of most of our model's factors, especially price momentum and analyst estimate revision. Only long-term price reversal did not contribute to Fund performance.

Current Strategy and Outlook: The fourth calendar quarter 2004 outlook is positive with robust corporate profit growth expected. Jobs continue to increase, albeit at a modest pace, and the Federal Reserve continues with its "measured" increase in rates to keep inflation at bay. Robust corporate profits, positive job growth and an inflation-fighting Federal Reserve bode well for equities. The Fund is overweight in the energy and underweight in the financials sectors. However, our overall sector exposures are by design quite close to that of the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

Exxon Mobil Corp.	3.2%
General Electric Co.	3.1%
Microsoft Corp.	2.5%
Johnson & Johnson	2.2%
International Business Machines Corp.	2.0%
Citigroup, Inc.	1.9%
Wal-Mart Stores, Inc.	1.8%
American International Group, Inc.	1.7%
Pfizer, Inc.	1.7%
Bank of America Corp.	1.5%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A February 3, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I December 10, 1996		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	8.38%	(3.36)%	6.17%		-	-		-		-	-
Class B(2)	5.88%	(3.88)%	-		(1.08)%	-		-		-	-
Class C(3)	10.11%	(3.26)%	-		-	1.21%		-		-	-
Class I	12.01%	(2.53)%	-		-	-		7.53%		-	-
Class O	11.67%	-	-		-	-		-		(0.40)%	-
Class R	-	-	-		-	-		-		-	10.49%
Excluding Sales Charge:
Class A	11.74%	(2.77)%	6.58%		-	-		-		-	-
Class B	10.88%	(3.49)%	-		(0.91)%	-		-		-	-
Class C	11.11%	(3.26)%	-		-	1.21%		-		-	-
Class I	12.01%	(2.53)%	-		-	-		7.53%		-	-
Class O	11.67%	-	-		-	-		-		(0.40)%	-
Class R	-	-	-		-	-		-		-	10.49%
S&P 500 Index(4)	12.85%	(1.84)%	6.89	%(5)	0.56%	2.06	%(6)	7.28	%(7)	0.75%	12.85	%(8)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 1996.

(8) Since inception performance for the index is shown from December 1, 2003.

ING INDEX PLUS MIDCAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus MidCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") MidCap 400 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, CFA, Portfolio Manager, and Douglas Cote', CFA, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 7.73% compared to the S&P MidCap 400 Index, which returned 7.79% for the same period.

Portfolio Specifics: Fund performance for the six months ended November 30, 2004 was positive mainly due to individual security selection. Stock selection was especially strong in the information technology, health care and industrials sectors, but relatively weak in the financials and utilities sectors. The largest positive contribution to performance came from overweight positions in McAfee, Inc. and Harman Intl. Industries, Inc. Among the largest detractors to performance came from our overweight in Atmel Corp. and underweight in D.R. Horton, Inc. CH Robinson Worldwide, Inc. was also a disappointing portfolio holding.

Shares of anti-virus software maker McAfee, Inc. climbed during the period as the firm continued to make progress in its turnaround plan, posted strong earnings and announced high-profile deals with AOL and Dell, Inc. Harman Intl. Industries, Inc. rose on record earnings and sales of its high-fidelity audio and video products, which are used in recording studios, concert halls, homes and cars.

Atmel Corp. fell along with much of the semiconductor industry, but due, in particular, to disappointing second-quarter earnings. D.R. Horton, Inc. among the nation's largest homebuilders, rose as earnings soared amidst low mortgage rates and continued growth in the housing market.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially long-term price reversal, relative value and capital expenditure intensity. Factors that proved not to be particularly predictive of stock performance over the period were free cash flow to price and price momentum.

Current Strategy and Outlook: In our view, a robust corporate profits outlook, positive job growth and an inflation-fighting Federal Reserve bode well for equities. The Fund is overweight in the energy and health care sectors and underweight in the industrials and utilities sectors. However, our overall sector exposures are by design quite close to the S&P MidCap 400 Index, so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

Harman Intl. Industries, Inc.	1.3%
Murphy Oil Corp.	1.3%
Varian Medical Systems, Inc.	1.0%
Weatherford Intl. Ltd.	0.9%
Abercrombie & Fitch Co.	0.9%
McAfee, Inc.	0.9%
Coventry Health Care, Inc.	0.9%
Pacificare Health Systems, Inc.	0.9%
Pentair, Inc.	0.8%
XTO Energy, Inc.	0.8%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A & I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	9.74%	9.36%	11.35%		-	-		-	-
Class B(2)	7.17%	8.91%	-		10.86%	-		-	-
Class C(3)	11.47%	9.48%	-		-	10.57%		-	-
Class I	13.29%	10.31%	12.13%		-	-		-	-
Class O	13.10%	-	-		-	-		7.59%	-
Class R	12.87%	-	-		-	-		-	18.36%
Excluding Sales Charge:
Class A	13.13%	10.03%	11.85%		-	-		-	-
Class B	12.17%	9.19%	-		10.96%	-		-	-
Class C	12.47%	9.48%	-		-	10.57%		-	-
Class I	13.29%	10.31%	12.13%		-	-		-	-
Class O	13.10%	-	-		-	-		7.59%	-
Class R	12.87%	-	-		-	-		-	18.36%
S&P MidCap 400 Index(4)	13.69%	9.91%	11.54	%(5)	11.88%	10.56	%(6)	8.07%	16.19	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus SmallCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's ("S&P") SmallCap 600 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, CFA, Portfolio Manager, and Douglas Cote', CFA, Portfolio Manager, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 15.21% compared to the S&P SmallCap 600 Index, which returned 15.09% for the same period.

Portfolio Specifics: For the six months ended November 30, 2004, the Fund outperformed its benchmark, the S&P SmallCap 600 Index, due primarily to strong performance from our holdings in the health care and consumer discretionary sectors. Among the largest positive contributors to performance came from our overweight positions in UICI, New Century Financial Corp. and NVR, Inc. The largest detractors from performance were our overweight position in the Filenet Corp. and underweight position in previously held Vintage Petroleum, Inc. In addition, in a rising market, even our small cash position negatively affected performance.

Shares of sub-prime mortgage-finance real estate investment trust (REIT) New Century Financial Corp. surged along with other mortgage lenders, benefiting the Fund, as the housing and refinancing markets showed continued strength for most of the six-month reporting period. New Century Financial Corp. stood out due to its strong earnings and dividend growth. Our overweight in NVR, Inc. also helped performance as NVR, Inc. continued its stunning earnings growth history as a result of robust home sales and low mortgage rates. Our overweight in Filenet Corp., however, detracted from performance. The stock suffered from a very poor second-quarter earnings report. Our underweight of independent oil and gas producer Vintage Petroleum, Inc. negatively impacted hurt the Fund's return as high oil prices, improved production, and the return of the firm's founder as CEO helped it outperform its peers with strong returns for the period.

Individual security selection was helped by the effectiveness of most of our model factors in identifying outperforming stocks, especially the factors, capital expenditure intensity and analyst estimate revision.

Current Strategy and Outlook: The fourth-quarter outlook is positive with corporate profits growth expected to remain robust, jobs projected to increase albeit at a modest pace, and the Federal Reserve continuing its policy of "measured" rate increases to keep inflation at bay. The Fund is overweight in the financials sector and underweight in the consumer discretionary sector. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings
as of November 30, 2004
(as a percent of net assets)*

NVR, Inc.	1.4%
New Century Financial Corp.	1.0%
First Bancorp	0.9%
UGI Corp.	0.8%
Corn Products Intl., Inc.	0.8%
AMERIGROUP Corp.	0.8%
Fremont General Corp.	0.7%
Georgia Gulf Corp.	0.7%
Toro Co.	0.7%
EGL, Inc.	0.7%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A & I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	17.51%	10.24%	7.78%		-	-		-	-
Class B(2)	15.17%	9.80%	-		10.93%	-		-	-
Class C(3)	19.52%	10.34%	-		-	7.16%		-	-
Class I	21.42%	11.20%	8.54%		-	-		-	-
Class O	21.14%	-	-		-	-		11.46%	-
Class R	-	-	-		-	-		-	21.47%
Excluding Sales Charge:
Class A	21.14%	10.91%	8.26%		-	-		-	-
Class B	20.17%	10.08%	-		11.04%	-		-	-
Class C	20.52%	10.34%	-		-	7.16%		-	-
Class I	21.42%	11.20%	8.54%		-	-		-	-
Class O	21.14%	-	-		-	-		11.46%	-
Class R	-	-	-		-	-		-	21.47%
S&P SmallCap 600 Index(4)	22.13%	12.88%	9.99	%(5)	13.95%	9.31	%(6)	11.80%	22.13	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION BALANCED FUND

PORTFOLIO MANAGERS' REPORT

The ING Strategic Allocation Balanced Fund (the "Fund") seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, CFA, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A and Class I shares, excluding sales charges, provided a total return of 6.63% and 6.72%, respectively, compared to its custom benchmark, which returned 5.57% for the same period.

Portfolio Specifics: The Fund outperformed its benchmark over the period mainly due to stock selection in domestic equities. Asset allocation was a modest negative in terms of relative performance, but increases in our domestic equity and international positions and our underweight in fixed income contributed positively in November 2004 as domestic and international stocks experienced a post-election rally.

Within domestic stock selection, on an absolute return basis, small-cap stocks outperformed both large- and mid-cap stocks and mid-cap stocks outperformed the largest stocks. Overall, security selection was strongest in the information technology, health care and consumer discretionary sectors and weakest in financials and consumer staples. International stock selection was modestly negative as health care and consumer goods and non-bank financials lagged their benchmark sectors. This was offset partially by positive selection in banks and the basic material sectors. Our modest position in real estate investment trust (REIT) stocks also helped performance as this asset class returned over 20% for the period.

The fixed income component of the Fund was well positioned for a rising rate environment in which yields of shorter maturities rise more than those of longer maturities. Although the Fund was overweight cash and this detracted fom performance, our underweight in five- and ten-year maturities was particularly beneficial. Overweights in the mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities also helped performance. An underweight in agencies negatively impacted returns.

Current Strategy and Outlook: Given a robust corporate profits growth expectation for the fourth calendar quarter of 2004, continuing job growth increase albeit at a modest pace, and the Federal Reserve continuing with its "measured" increase in rates, the outlook for equities is positive, in our view. On the bond side, we do not believe that yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the potential rise in a number of inflation measures. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative. Tactically, the Fund is short duration in the anticipation of improving domestic economic fundamentals and the potential for increasing inflation and enduring dollar weakness.

See index descriptions on page 16.

Top Ten Industries
as of November 30, 2004
(as a percent of net assets)*

Federal National Mortgage Association	7.4%
Banks	6.6%
Oil and Gas	6.3%
Retail	5.4%
Insurance	4.5%
Diversified Financial Services	4.4%
Telecommunications	3.9%
Computers	3.5%
Pharmaceuticals	3.1%
Software	3.0%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION BALANCED FUND

	Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I January 4, 1995
Including Sales Charge:
Class A(1)	3.92%	0.63%	3.27%		-	-		-
Class B(2)	4.36%	0.73%	-		1.92%	-		-
Class C(3)	8.43%	1.09%	-		-	0.81%		-
Class I	10.53%	2.09%	-		-	-		7.40%
Excluding Sales Charge:
Class A	10.26%	1.83%	4.05%		-	-		-
Class B	9.36%	1.10%	-		2.08%	-		-
Class C	9.43%	1.09%	-		-	0.81%		-
Class I	10.53%	2.09%	-		-	-		7.40%
Russell 3000 Index(4)	13.04%	(0.63)%	7.06	%(5)	1.74%	2.71	%(6)	11.72	%(7)
Strategic Allocation Balanced Composite Index(8)	9.96%	4.26%	7.13	%(5)	5.34%	5.13	%(6)	9.31	%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Balanced Fund against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING Strategic Allocation Growth Fund (the "Fund") seeks to provide capital appreciation. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, CFA, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A and Class I shares, excluding sales charges, provided a total return of 7.76% and 7.85%, respectively, compared to its custom benchmark, which returned 6.51% for the same period.

Portfolio Specifics: The Fund outperformed its benchmark over the period mainly due to stock selection in domestic equities. Asset allocation was a modest negative in terms of relative performance, but increases in our domestic equity and international positions and our underweight in fixed income contributed positively in November 2004 as domestic and international stocks experienced a post-election rally.

Within domestic stock selection, on an absolute return basis, small-cap stocks outperformed both large- and mid-cap stocks and mid-cap stocks outperformed the largest stocks. Overall, security selection was strongest in the information technology, health care and consumer discretionary sectors and weakest in financials and consumer staples. International stock selection was modestly negative as health care and consumer goods and non-bank financials lagged their benchmark sectors. This was offset partially by positive selection in banks and the basic material sectors. Our modest position in real estate investment trust (REIT) stocks also helped performance as this asset class returned over 20% for the period.

The fixed income component of the Fund was well positioned for a rising rate environment in which yields of shorter maturities rise more than those of longer maturities. Although the Fund was overweight cash and this detracted from performance, our underweight in five- and ten-year maturities was particularly beneficial. Overweights in the mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities also helped performance. An underweight in agencies negatively impacted returns.

Current Strategy and Outlook: Given a robust corporate profits growth expectation for the fourth calendar quarter of 2004, continuing job growth increase albeit at a modest pace, and the Federal Reserve continuing with its "measured" increase in rates, the outlook for equities is positive, in our view. On the bond side, we do not believe that yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the potential rise in a number of inflation measures. Some projections place a neutral overnight rate around 4% or 5%, indicating that monetary policy is still highly accommodative. Tactically, the Fund is short duration in the anticipation of improving domestic economic fundamentals and the potential for increasing inflation and enduring dollar weakness.

See index descriptions on page 16.

Top Ten Industries
as of November 30, 2004
(as a percent of net assets)*

Oil and Gas	7.7%
Banks	7.2%
Retail	6.6%
Insurance	5.8%
Telecommunications	5.0%
Diversified Financial Services	4.5%
Computers	4.2%
Pharmaceuticals	4.1%
Software	3.7%
Miscellaneous Manufacturing	3.5%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I January 4, 1995
Including Sales Charge:
Class A(1)	6.01%	(0.27)%	3.18%		-	-		-
Class B(2)	6.61%	(0.18)%	-		1.53%	-		-
Class C(3)	10.51%	0.16%	-		-	0.27%		-
Class I	12.76%	1.17%	-		-	-		8.01%
Excluding Sales Charge:
Class A	12.48%	0.91%	3.96%		-	-		-
Class B	11.61%	0.19%	-		1.69%	-		-
Class C	11.51%	0.16%	-		-	0.27%		-
Class I	12.76%	1.17%	-		-	-		8.01%
Russell 3000 Index(4)	13.04%	(0.63)%	7.06	%(5)	1.74%	2.71	%(6)	11.72	%(7)
Strategic Allocation Growth Composite Index(8)	12.38%	3.12%	7.23	%(5)	5.86%	5.53	%(6)	10.59	%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING Strategic Allocation Income Fund (the "Fund") seeks to provide total return consistent with preservation of capital. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, CFA, ING Investment Management Co. - the Sub-Adviser.

Performance: For the six months ended November 30, 2004, the Fund's Class A and Class I shares, excluding sales charges, provided a total return of 5.34% and 5.44%, respectively, compared to its custom benchmark, which returned 4.47% for the same period.

Portfolio Specifics: The Fund outperformed its benchmark over the period mainly due to superior stock selection in domestic equities. Increases in our domestic equity weighting, a modest position in international equities and our underweight in fixed income paid off in November as domestic and international stocks experienced a post election rally. Over the period, the Russell 3000 Index (representing approximately 98% of U.S. equity market capitalization) returned 6.42% while bonds lagged as the Lehman Brothers Aggregate Bond Index returned 3.82%.

Within domestic stock selection, on an absolute return basis, small-cap stocks outperformed both large- and mid-cap stocks and mid-cap stocks outperformed the largest stocks. Overall, security selection was strongest in information technology, health care and consumer discretionary sectors and was weakest in financials and consumer staples sectors. Our modest position in real estate investment trust (REIT) stocks also helped performance as this asset class returned over 20% for the period.

In the fixed income component of the Fund, we modestly underperformed the Lehman Brothers Aggregate Bond Index. We were well positioned for a bearish flattener, that is, a rising rate environment in which the yields on shorter maturities rise more than those of longer maturities. Our underweight in five- and ten-year maturities was particularly beneficial. Overweights in the outperforming securitized sectors - mortgage-backed, asset-backed, and commercial mortgage-backed securities - also helped. We also increased our allocation to credit modestly. Our underweight in agencies resulted in some drag.

Current Strategy and Outlook: With a robust fifteen percent corporate profits growth expectation for the fourth calendar quarter of 2004, job growth continuing to increase albeit at a modest pace, and the Federal Reserve continuing with its "measured" increase in rates , the outlook for equities is positive. On the bond side, we do not believe that the yields on shorter maturity Treasuries fully reflect the future pace of economic activity and the potential rise in a number of inflation measures. Some projections place a neutral overnight rate around 4% or 5% indicating that monetary policy is still highly accommodative. Tactically, the Fund is short duration in the anticipation of improving domestic economic fundamentals and the potential for increasing inflation and enduring dollar weakness.

See index descriptions on page 16.

Top Ten Industries
as of November 30, 2004
(as a percent of net assets)*

Federal National Mortgage Association	12.3%
Banks	10.2%
Oil and Gas	7.3%
Retail	6.6%
Commercial Paper	6.5%
Real Estate Investment Trusts	5.8%
Federal Home Loan Mortgage Corporation	5.6%
Diversified Financial Services	5.6%
Insurance	5.6%
U.S. Treasury Bonds	5.1%
* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION INCOME FUND

Average Annual Total Returns for the Periods Ended November 30, 2004
	1 Year	5 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I January 4, 1995
Including Sales Charge:
Class A(1)	1.81%	2.06%	3.89%		-	-		-
Class B(2)	2.22%	2.16%	-		2.92%	-		-
Class C(3)	6.20%	2.51%	-		-	2.23%		-
Class I	8.32%	3.53%	-		-	-		7.27%
Excluding Sales Charge:
Class A	8.02%	3.27%	4.68%		-	-		-
Class B	7.22%	2.52%	-		3.07%	-		-
Class C	7.20%	2.51%	-		-	2.23%		-
Class I	8.32%	3.53%	-		-	-		7.27%
Lehman Brothers Aggregate Bond Index(4)	4.44%	7.41%	6.95	%(5)	6.54%	6.41	%(6)	7.69	%(7)
Strategic Allocation Income Composite Index(8)	7.13%	4.93%	6.66	%(5)	5.40%	5.21	%(6)	8.35	%(7)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Income Fund against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from January 1, 1995.

(8) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

Portfolio Managers' Report  Additional Information

Asset Class
	ING Strategic Allocation Balanced Fund(1)	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund(2)
Equities
Domestic Stocks
Range	0-75%	0-100%	0-70%
International Stocks
Range	0-10%	0-20%	0-10%
Fixed Income
Range	0-70%	0-40%	0-100%
Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)  ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)  ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

Composite Index	Russell 3000 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Balanced Composite(6)	55%	5%	35%	5%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Income Composite(8)	35%	0%	55%	10%

The Sub-Adviser uses the Strategic Allocation Balanced Composite, Strategic Allocation Growth Composite, and Strategic Allocation Income Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Income Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

(3)  The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)  The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)  The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)  The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)  The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,056.70	0.94%	$4.85
Class B	1,000.00	1,052.20	1.69	8.69
Class C	1,000.00	1,053.20	1.44	7.41
Class I	1,000.00	1,057.50	0.69	3.56
Class O	1,000.00	1,055.60	0.94	4.84
Class R	1,000.00	1,054.20	1.19	6.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.36	0.94%	$4.76
Class B	1,000.00	1,016.60	1.69	8.54
Class C	1,000.00	1,017.85	1.44	7.28
Class I	1,000.00	1,021.61	0.69	3.50
Class O	1,000.00	1,020.36	0.94	4.76
Class R	1,000.00	1,019.10	1.19	6.02

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,077.30	1.00%	$5.21
Class B	1,000.00	1,072.30	1.75	9.09
Class C	1,000.00	1,073.90	1.50	7.80
Class I	1,000.00	1,077.80	0.75	3.91
Class O	1,000.00	1,076.50	1.00	5.21
Class R	1,000.00	1,075.50	1.25	6.50
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33
ING Index Plus SmallCap Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,152.10	1.00%	$5.39
Class B	1,000.00	1,147.40	1.75	9.42
Class C	1,000.00	1,148.80	1.50	8.08
Class I	1,000.00	1,153.20	0.75	4.05
Class O	1,000.00	1,151.80	1.00	5.39
Class R	1,000.00	1,150.50	1.25	6.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Balanced Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,066.30	1.20%	$6.22
Class B	1,000.00	1,061.60	1.95	10.08
Class C	1,000.00	1,061.50	1.95	10.08
Class I	1,000.00	1,067.20	0.95	4.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class I	1,000.00	1,020.31	0.95	4.81
ING Strategic Allocation Growth Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,077.60	1.25%	$6.51
Class B	1,000.00	1,073.20	2.00	10.39
Class C	1,000.00	1,072.40	2.00	10.39
Class I	1,000.00	1,078.50	1.00	5.21
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.05	1.00	5.06
ING Strategic Allocation Income Fund	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2004*
Actual Fund Return
Class A	$1,000.00	$1,053.40	1.15%	$5.92
Class B	1,000.00	1,048.80	1.90	9.76
Class C	1,000.00	1,048.70	1.90	9.76
Class I	1,000.00	1,054.40	0.90	4.64
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82
Class B	1,000.00	1,015.54	1.90	9.60
Class C	1,000.00	1,015.54	1.90	9.60
Class I	1,000.00	1,020.56	0.90	4.56

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$470,734,003	$242,489,682	$102,802,550
Short-term investments at amortized cost	11,770,996	30,671,411	10,232,473
Repurchase agreement	1,428,000	4,066,000	1,115,000
Cash	909	866	111,861
Receivables: Investment securities sold	-	8,718,413	3,382,340
Fund shares sold	105,585	148,085	83,567
Dividends and interest	2,213,656	214,864	49,245
Prepaid expenses	36,396	28,496	26,270
Reimbursement due from manager	-	18,552	4,236
Total assets	486,289,545	286,356,369	117,807,542
LIABILITIES:
Payable for investment securities purchased	-	12,051,727	3,996,402
Payable for fund shares redeemed	65,318	40,338	9,727
Payable upon receipt of securities loaned	11,770,996	30,671,411	10,232,473
Payable to affiliates	308,689	168,371	71,931
Payable for director fees	1,812	2,238	777
Other accrued expenses and liabilities	167,879	98,794	74,461
Total liabilities	12,314,694	43,032,879	14,385,771
NET ASSETS	$473,974,851	$243,323,490	$103,421,771
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$503,236,840	$201,788,068	$80,820,580
Undistributed net investment income	33,789	78,178	84,724
Accumulated net realized loss on investments and futures	(134,695,299)	(2,708,050)	(1,248,903)
Net unrealized appreciation on investments and futures	105,399,521	44,165,294	23,765,370
NET ASSETS	$473,974,851	$243,323,490	$103,421,771
+ Including securities loaned at value	$11,331,097	$29,794,004	$9,939,152
* Cost of investments in securities	$365,334,482	$198,324,388	$79,037,180

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net Assets	$262,412,510	$138,986,599	$52,596,092
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,675,906	8,973,048	3,203,478
Net asset value and redemption price per share	$14.85	$15.49	$16.42
Maximum offering price per share (3.00%)(1)	$15.31	$15.97	$16.93
Class B:
Net Assets	$37,792,155	$24,896,672	$12,277,393
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,552,634	1,655,971	780,822
Net asset value and redemption price per share(2)	$14.81	$15.03	$15.72
Maximum offering price per share	$14.81	$15.03	$15.72
Class C:
Net Assets	$17,655,711	$14,942,531	$6,233,216
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,186,262	985,759	391,918
Net asset value and redemption price per share(2)	$14.88	$15.16	$15.90
Maximum offering price per share	$14.88	$15.16	$15.90
Class I:
Net Assets	$122,684,229	$30,610,961	$4,909,115
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,205,661	1,957,361	294,176
Net asset value and redemption price per share	$14.95	$15.64	$16.69
Maximum offering price per share	$14.95	$15.64	$16.69
Class O:
Net Assets	$25,172,773	$24,417,940	$24,913,235
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,689,186	1,570,637	1,506,907
Net asset value and redemption price per share	$14.90	$15.55	$16.53
Maximum offering price per share	$14.90	$15.55	$16.53
Class R:
Net Assets	$8,257,473	$9,468,787	$2,492,720
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	558,136	613,779	151,748
Net asset value and redemption price per share	$14.79	$15.43	$16.43
Maximum offering price per share	$14.79	$15.43	$16.43

(1)  Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
ASSETS:
Investments in securities at value+*	$91,907,137	$72,642,843	$42,577,762
Short-term investments**	13,365,440	4,217,126	7,556,942
Repurchase agreement	4,036,000	2,666,000	2,745,000
Cash	1,764	594	39
Cash collateral for futures	7,254	4,317	101,733
Foreign currencies at value***	14,563	11,022	11,055
Receivables: Fund shares sold	-	405	-
Dividends and interest	429,522	309,239	219,739
Variation margin receivable	-	-	2,850
Prepaid expenses	16,875	16,657	16,389
Reimbursement due from manager	5,553	8,038	8,242
Total assets	109,784,108	79,876,241	53,239,751
LIABILITIES:
Payable for investment securities purchased	5,615,080	1,271,508	4,712,959
Payable for fund shares redeemed	248	-	-
Payable for futures variation margin	1,859	1,109	1,578
Payable upon receipt of securities loaned	7,874,673	3,317,126	4,660,582
Payable to affiliates	86,680	66,967	39,482
Payable for director fees	421	520	937
Other accrued expenses and liabilities	52,065	85,774	58,567
Total liabilities	13,631,026	4,743,004	9,474,105
NET ASSETS	$96,153,082	$75,133,237	$43,765,646
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$92,620,017	$71,894,462	$41,333,824
Undistributed net investment income (accumulated net investment loss)	(57,664)	1,094	(65,342)
Accumulated net realized loss on investments, foreign currency related transactions and futures	(6,559,729)	(6,564,215)	(792,655)
Net unrealized appreciation on investments, foreign currency related transactions and futures	10,150,458	9,801,896	3,289,819
NET ASSETS	$96,153,082	$75,133,237	$43,765,646
+ Including securities loaned at value	$7,668,131	$3,230,294	$4,545,039
* Cost of investments in securities	$81,765,555	$62,847,381	$39,222,892
** Cost of short-term investments	$13,365,719	$4,217,126	$7,557,086
*** Cost of foreign currencies	$14,364	$10,917	$10,994

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
Class A:
Net Assets	$62,547,298	$49,244,073	$31,435,026
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,590,183	4,402,466	3,020,194
Net asset value and redemption price per share	$11.19	$11.19	$10.41
Maximum offering price per share (5.75%)(1)	$11.87	$11.87	$11.05
Class B:
Net Assets	$5,366,149	$3,431,207	$1,551,973
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	481,568	308,928	148,490
Net asset value and redemption price per share(2)	$11.14	$11.11	$10.45
Maximum offering price per share	$11.14	$11.11	$10.45
Class C:
Net Assets	$583,732	$692,439	$292,363
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	51,736	61,971	27,755
Net asset value and redemption price per share(2)	$11.28	$11.17	$10.53
Maximum offering price per share	$11.28	$11.17	$10.53
Class I:
Net Assets	$27,655,903	$21,765,518	$10,486,284
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,449,842	1,932,080	997,720
Net asset value and redemption price per share	$11.29	$11.27	$10.51
Maximum offering price per share	$11.29	$11.27	$10.51

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends	$5,373,567	$1,214,766	$544,292
Interest	13,734	14,095	7,314
Securities lending income	5,301	10,926	9,014
Total investment income	5,392,602	1,239,787	560,620
EXPENSES:
Investment management fees	1,043,828	480,270	191,074
Distribution and service fees:
Class A	321,689	157,643	56,061
Class B	185,308	109,921	51,219
Class C	66,649	48,635	19,692
Class O	27,042	27,042	25,127
Class R	14,008	16,728	4,662
Transfer agent fees	116,780	113,139	68,706
Administrative service fees	185,571	85,382	33,969
Shareholder reporting expense	96,950	30,744	9,353
Registration fees	41,269	37,649	35,474
Professional fees	48,122	16,784	4,923
Custody and accounting expense	37,414	18,720	12,993
Director fees	11,529	2,231	641
Miscellaneous expense	15,123	4,798	2,948
Total expenses	2,211,282	1,149,686	516,842
Net recouped (waived and reimbursed) fees	1,636	6,448	(40,946)
Net expenses	2,212,918	1,156,134	475,896
Net investment income	3,179,684	83,653	84,724
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on: Investments	8,772,518	354,322	(263,302)
Futures	(1,768)	(24,546)	-
Net realized gain (loss) on investments and futures	8,770,750	329,776	(263,302)
Net change in unrealized appreciation or depreciation on: Investments	13,511,778	16,595,701	12,960,013
Futures	-	(7,641)	-
Net change in unrealized appreciation or depreciation on investments and futures	13,511,778	16,588,060	12,960,013
Net realized and unrealized gain on investments and futures	22,282,528	16,917,836	12,696,711
Increase in net assets resulting from operations	$25,462,212	$17,001,489	$12,781,435

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$667,388	$653,679	$223,233
Interest	532,080	172,983	433,925
Securities lending income	4,958	2,153	3,239
Total investment income	1,204,426	828,815	660,397
EXPENSES:
Investment management fees	368,661	284,769	173,012
Distribution and service fees:
Class A	74,872	57,995	38,836
Class B	21,705	13,195	6,287
Class C	3,048	3,043	1,808
Transfer agent fees	5,140	5,262	2,566
Administrative service fees	36,867	28,477	17,301
Shareholder reporting expense	5,307	11,249	4,026
Registration fees	24,013	36,715	23,757
Professional fees	9,735	7,856	5,169
Custody and accounting expense	20,052	20,049	15,011
Director fees	2,379	1,647	1,464
Miscellaneous expense	4,536	3,996	3,053
Total expenses	576,315	474,253	292,290
Net waived and reimbursed fees	(38,203)	(43,843)	(50,397)
Net expenses	538,112	430,410	241,893
Net investment income	666,314	398,405	418,504
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on: Investments	2,743,427	2,462,575	1,277,352
Foreign currency related transactions	(4,343)	(4,131)	(7,578)
Futures	(9,003)	8,944	(19,163)
Net realized gain on investments, foreign currency related transactions and futures	2,730,081	2,467,388	1,250,611
Net change in unrealized appreciation or depreciation on: Investments	2,568,016	2,510,802	656,118
Foreign currency related transactions	1,109	1,607	224
Futures	5,786	2,193	(66,665)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	2,574,911	2,514,602	589,677
Net realized and unrealized gain on investments, foreign currency related transactions and futures	5,304,992	4,981,990	1,840,288
Increase in net assets resulting from operations	$5,971,306	$5,380,395	$2,258,792
* Foreign taxes	$5,571	$7,347	$171

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$3,179,684	$3,666,652	$83,653	$318,424
Net realized gain on investments and futures	8,770,750	11,539,810	329,776	7,970,322
Net change in unrealized appreciation or depreciation on investments and futures	13,511,778	52,988,045	16,588,060	18,031,717
Net increase in net assets resulting from operations	25,462,212	68,194,507	17,001,489	26,320,463
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,549,491)	(1,509,616)	(172,574)	(83,375)
Class B	(94,134)	(12,848)	-	-
Class C	(76,559)	(31,722)	-	-
Class I	(1,500,385)	(1,412,644)	(74,633)	(30,188)
Class O	(251,398)	(77,269)	(35,698)	(14,966)
Class R	(82,192)	-	(19,265)	(220)
Net realized gains:
Class A	-	-	(505,269)	-
Class B	-	-	(92,890)	-
Class C	-	-	(55,151)	-
Class I	-	-	(109,538)	-
Class O	-	-	(87,778)	-
Class R	-	-	(34,196)	-
Total distributions	(4,554,159)	(3,044,099)	(1,186,992)	(128,749)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,029,899	171,863,416	49,958,695	120,577,999
Dividends reinvested	4,431,115	2,968,301	1,127,774	121,862
	56,461,014	174,831,717	51,086,469	120,699,861
Cost of shares redeemed	(77,904,929)	(167,308,499)	(23,978,371)	(31,886,855)
Net increase (decrease) in net assets resulting from capital share transactions	(21,443,915)	7,523,218	27,108,098	88,813,006
Net increase (decrease) in net assets	(535,862)	72,673,626	42,922,595	115,004,720
NET ASSETS:
Beginning of period	474,510,713	401,837,087	200,400,895	85,396,175
End of period	$473,974,851	$474,510,713	$243,323,490	$200,400,895
Undistributed net investment income at end of period	$33,789	$1,408,264	$78,178	$296,695

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund		ING Strategic Allocation Balanced Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$84,724	$(110,963)	$666,314	$1,066,433
Net realized gain (loss) on investments, foreign currency related transactions and futures	(263,302)	4,381,813	2,730,081	7,182,438
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	12,960,013	6,502,063	2,574,911	1,677,354
Net increase in net assets resulting from operations	12,781,435	10,772,913	5,971,306	9,926,225
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	-	-	(800,127)	(543,889)
Class B	-	-	(41,948)	(9,457)
Class C	-	-	(3,744)	(1,327)
Class I	-	-	(416,716)	(428,748)
Net realized gains:
Class A	(1,616,581)	-	-	-
Class B	(394,835)	-	-	-
Class C	(199,540)	-	-	-
Class I	(149,283)	-	-	-
Class R	(77,253)	-	-	-
Class O	(761,443)	-	-	-
Total distributions	(3,198,935)	-	(1,262,535)	(983,421)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,776,558	52,216,592	10,101,720	24,236,424
Dividends reinvested	3,071,949	-	1,255,006	982,635
	39,848,507	52,216,592	11,356,726	25,219,059
Cost of shares redeemed	(20,541,640)	(15,549,404)	(9,739,736)	(31,153,941)
Net increase (decrease) in net assets resulting from capital share transactions	19,306,867	36,667,188	1,616,990	(5,934,882)
Net increase in net assets	28,889,367	47,440,101	6,325,761	3,007,922
NET ASSETS:
Beginning of period	74,532,404	27,092,303	89,827,321	86,819,399
End of period	$103,421,771	$74,532,404	$96,153,082	$89,827,321
Undistributed net investment income (accumulated net investment loss) at end of period	$84,724	$-	$(57,664)	$538,557

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Growth Fund		ING Strategic Allocation Income Fund
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
FROM OPERATIONS:
Net investment income	$398,405	$595,941	$418,504	$737,212
Net realized gain on investments, foreign currency related transactions and futures	2,467,388	6,583,997	1,250,611	2,995,867
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	2,514,602	2,850,452	589,677	(162,184)
Net increase in net assets resulting from operations	5,380,395	10,030,390	2,258,792	3,570,895
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(448,841)	(413,078)	(587,625)	(338,452)
Class B	(14,837)	(6,385)	(20,463)	(2,632)
Class C	(2,261)	(443)	(2,281)	(688)
Class I	(248,014)	(303,624)	(219,123)	(245,666)
Total distributions	(713,953)	(723,530)	(829,492)	(587,438)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,048,737	23,904,803	5,575,528	14,201,461
Dividends reinvested	709,754	722,604	820,804	586,462
	8,758,491	24,627,407	6,396,332	14,787,923
Cost of shares redeemed	(8,310,457)	(28,088,446)	(7,897,391)	(22,154,883)
Net increase (decrease) in net assets resulting from capital share transactions	448,034	(3,461,039)	(1,501,059)	(7,366,960)
Net increase (decrease) in net assets	5,114,476	5,845,821	(71,759)	(4,383,503)
NET ASSETS:
Beginning of period	70,018,761	64,172,940	43,837,405	48,220,908
End of period	$75,133,237	$70,018,761	$43,765,646	$43,837,405
Undistributed net investment income (accumulated net investment loss) at end of period	$1,094	$316,642	$(65,342)	$345,646

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.27	13.68	13.72	18.64	17.36	13.70
Income (loss) from investment operations:
Net investment income	$0.10	0.10	0.10	0.05	0.09	0.06	0.07 *
Net realized and unrealized gain (loss) on investments	$0.71	1.91	(1.40)	0.00 **	(4.96)	1.28	3.84
Total from investment operations	$0.81	2.01	(1.30)	0.05	(4.87)	1.34	3.91
Less distributions from:
Net investment income	$0.15	0.09	0.11	0.09	0.05	0.06	0.05
Net realized gain from investments	$-	-	-	-	-	-	0.20
Total distributions	$0.15	0.09	0.11	0.09	0.05	0.06	0.25
Net asset value, end of period	$14.85	14.19	12.27	13.68	13.72	18.64	17.36
Total Return(2)%	5.67	16.40	(9.48)	0.34	(26.19)	7.74	28.78
Ratios and Supplemental Data:
Net assets, end of period (000's)	$262,413	265,436	207,230	183,379	173,369	187,566	81,908
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.94	0.94	0.95	0.94	0.91	0.91	0.95
Gross expenses prior to expense reimbursement/recoupment(3)%	0.94	0.93	0.97	0.94	0.91	0.91	1.00
Net investment income after reimbursement/recoupment(3)(4)%	1.38	0.76	0.88	0.56	0.58	0.31	0.42
Portfolio turnover rate %	37	79	112	87	117	104	72
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.11	12.21	13.59	13.60	18.57	17.37	15.68
Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.01)	0.02	(0.02)	(0.03)	0.01	(0.04)*
Net realized and unrealized gain (loss) on investments	$0.69	1.92	(1.40)	0.01	(4.94)	1.19	1.73
Total from investment operations	$0.74	1.91	(1.38)	(0.01)	(4.97)	1.20	1.69
Less distributions from:
Net investment income	$0.04	0.01	0.00 **	-	-	-	-
Total distributions	$0.04	0.01	0.00 **	-	-	-	-
Net asset value, end of period	$14.81	14.11	12.21	13.59	13.60	18.57	17.37
Total Return(2)%	5.22	15.61	(10.14)	(0.07)	(26.76)	6.91	10.78
Ratios and Supplemental Data:
Net assets, end of period (000's)	$37,792	37,382	24,228	27,672	28,933	32,666	17,386
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.69	1.69	1.70	1.69	1.66	1.66	1.70
Gross expenses prior to expense reimbursement/recoupment(3)%	1.69	1.68	1.72	1.69	1.66	1.66	1.75
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.64	(0.01)	0.13	(0.19)	(0.17)	(0.44)	(0.32)
Portfolio turnover rate %	37	79	112	87	117	104	72

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.27	13.64	13.64	18.57	17.33	13.74
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.03	0.05	0.02	0.03	-	(0.01	)*
Net realized and unrealized gain (loss) on investments	$0.68	1.91	(1.40)	(0.02)	(4.96)	1.24	3.85
Total from investment operations	$0.75	1.94	(1.35)	0.00 **	(4.93)	1.24	3.84
Less distributions from:
Net investment income	$0.06	0.02	0.02	-	-	-	0.05
Net realized gain from investments	-	-	-	-	-	-	0.20
Total distributions	$0.06	0.02	0.02	-	-	-	0.25
Net asset value, end of period	$14.88	14.19	12.27	13.64	13.64	18.57	17.33
Total Return(2)%	5.32	15.86	(9.88)	0.00	(26.55)	7.17	28.17
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,656	18,846	16,434	23,267	27,742	51,143	33,439
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.44	1.44	1.45	1.44	1.41	1.41	1.45
Gross expenses prior to expense reimbursement/recoupment(3)%	1.44	1.43	1.46	1.44	1.41	1.41	1.50
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.87	0.25	0.37	0.07	0.08	(0.19)	(0.07)
Portfolio turnover rate %	37	79	112	87	117	104	72
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.31	12.37	13.78	13.83	18.79	17.48	13.78
Income (loss) from investment operations:
Net investment income	$0.13	0.15	0.14	0.07	0.14	0.07	0.11	*
Net realized and unrealized gain (loss) on investments	$0.69	1.90	(1.41)	0.01	(5.01)	1.32	3.86
Total from investment operations	$0.82	2.05	(1.27)	0.08	(4.87)	1.39	3.97
Less distributions from:
Net investment income	$0.18	0.11	0.14	0.13	0.09	0.08	0.07
Net realized gain from investments	$-	-	-	-	-	-	0.20
Total distributions	$0.18	0.11	0.14	0.13	0.09	0.08	0.27
Net asset value, end of period	$14.95	14.31	12.37	13.78	13.83	18.79	17.48
Total Return(2)%	5.75	16.69	(9.18)	0.51	(26.03)	7.99	29.05
Ratios and Supplemental Data:
Net assets, end of period (000's)	$122,684	129,534	149,091	155,948	136,852	170,673	141,377
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.69	0.69	0.70	0.69	0.66	0.66	0.70
Gross expenses prior to expense reimbursement/recoupment(3)%	0.69	0.68	0.72	0.69	0.66	0.66	0.75
Net investment income after reimbursement/recoupment(3)(4)%	1.62	1.01	1.13	0.81	0.83	0.56	0.67
Portfolio turnover rate %	37	79	112	87	117	104	72

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

** Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O					Class R
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	August 1, 2001(2) to October 31,	Six Months Ended November 30,	December 8, 2003(2) to May 31,
	2004	2004	2003	2002(1)	2001	2004	2004
Per Share Operating Performance:
Net asset value, beginning of period	$14.26	12.33	13.76	13.83	15.66	14.17	13.52
Income (loss) from investment operations:
Net investment income	$0.09	0.09	0.09	0.07	0.07	0.05	0.12
Net realized and unrealized gain (loss) on investments	$0.70	1.94	(1.40)	(0.02)	(1.90)	0.72	0.64
Total from investment operations	$0.79	2.03	(1.31)	0.05	(1.83)	0.77	0.76
Less distributions from:
Net investment income	$0.15	0.10	0.12	0.12	-	0.15	0.11
Total distributions	$0.15	0.10	0.12	0.12	-	0.15	0.11
Net asset value, end of period	$14.90	14.26	12.33	13.76	13.83	14.79	14.17
Total Return(3)%	5.56	16.50	(9.46)	0.34	(11.69)	5.42	4.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,173	20,068	4,854	1,119	18	8,257	3,244
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	0.94	0.94	0.95	0.94	0.91	1.19	1.19
Gross expenses prior to expense reimbursement/recoupment(4)%	0.94	0.93	0.97	0.94	0.91	1.19	1.19
Net investment income after expense reimbursement/recoupment(4)(5)%	1.45	0.75	0.91	0.50	0.58	1.41	0.46
Portfolio turnover rate %	37	79	112	87	117	37	79

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(4)  Annualized for periods less than one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS MIDCAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.45	11.64	12.92	10.98	14.72	12.66	10.34
Income (loss) from investment operations:
Net investment income	$0.01	0.03	0.02	0.01	0.03	0.03	0.04 *
Net realized and unrealized gain (loss) on investments	$1.11	2.79	(1.20)	1.96	(1.73)	3.86	2.32
Total from investment operations	$1.12	2.82	(1.18)	1.97	(1.70)	3.89	2.36
Less distributions from:
Net investment income	$0.02	0.01	-	0.03	0.02	0.05	0.04
Net realized gain from investments	$0.06	-	0.10	-	2.02	1.78	-
Total distributions	$0.08	0.01	0.10	0.03	2.04	1.83	0.04
Net asset value, end of period	$15.49	14.45	11.64	12.92	10.98	14.72	12.66
Total Return(2)%	7.73	24.27	(9.10)	17.94	(12.79)	35.14	22.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$138,987	120,295	55,636	41,127	18,805	10,999	3,434
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	1.00	0.99	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.99	1.11	1.38	1.31	1.50	1.50	2.03
Net investment income after reimbursement/recoupment(3)(4)%	0.16	0.30	0.26	0.15	0.28	0.13	0.30
Portfolio turnover rate %	48	112	128	190	181	180	131
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.07	11.40	12.76	10.87	14.62	12.61	11.23
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.05)	(0.04)	(0.03)	(0.05)	(0.02)	(0.04)*
Net realized and unrealized gain (loss) on investments	$1.06	2.72	(1.22)	1.92	(1.72)	3.79	1.42
Total from investment operations	$1.02	2.67	(1.26)	1.89	(1.77)	3.77	1.38
Less distributions from:
Net realized gain from investments	$0.06	-	0.10	-	1.98	1.76	-
Total distributions	$0.06	-	0.10	-	1.98	1.76	-
Net asset value, end of period	$15.03	14.07	11.40	12.76	10.87	14.62	12.61
Total Return(2)%	7.23	23.42	(9.84)	17.39	(13.39)	34.09	12.29
Ratios and Supplemental Data:
Net assets, end of period (000's)	$24,897	20,839	7,733	3,942	1,405	1,568	446
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.75	1.74	1.75	1.75	1.75	1.75
Gross expenses prior to expense reimbursement/recoupment(3)%	1.74	1.86	2.13	2.06	2.25	2.25	2.78
Net investment loss after reimbursement/recoupment(3)(4)%	(0.58)	(0.44)	(0.47)	(0.59)	(0.47)	(0.62)	(0.45)
Portfolio turnover rate %	48	112	128	190	181	180	131

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.17	11.45	12.79	10.87	14.60	12.59	10.33
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02	)*
Net realized and unrealized gain (loss) on investments	$1.07	2.75	(1.22)	1.94	(1.73)	3.81	2.31
Total from investment operations	$1.05	2.72	(1.24)	1.92	(1.75)	3.79	2.29
Less distributions from:
Net investment income	$-	-	-	-	-	-	0.03
Net realized gain from investments	$0.06	-	0.10	-	1.98	1.78	-
Total distributions	$0.06	-	0.10	-	1.98	1.78	0.03
Net asset value, end of period	$15.16	14.17	11.45	12.79	10.87	14.60	12.59
Total Return(2)%	7.39	23.76	(9.66)	17.57	(13.19)	34.41	22.19
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,943	11,885	5,363	3,200	1,791	1,612	516
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.50	1.49	1.50	1.50	1.50	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.49	1.61	1.88	1.81	2.00	2.00	2.53
Net investment loss after reimbursement/recoupment(3)(4)%	(0.33)	(0.20)	(0.22)	(0.34)	(0.22)	(0.37)	(0.20)
Portfolio turnover rate %	48	112	128	190	181	180	131
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.60	11.74	13.00	11.05	14.78	12.70	10.36
Income (loss) from investment operations:
Net investment income	$0.02	0.06	0.05	0.04	0.11	0.02	0.07	*
Net realized and unrealized gain (loss) on investments	$1.12	2.83	(1.21)	1.96	(1.78)	3.90	2.32
Total from investment operations	$1.14	2.89	(1.16)	2.00	(1.67)	3.92	2.39
Less distributions from:
Net investment income	$0.04	0.03	-	0.05	0.04	0.06	0.05
Net realized gain from investments	$0.06	-	0.10	-	2.02	1.78	-
Total distributions	$0.10	0.03	0.10	0.05	2.06	1.84	0.05
Net asset value, end of period	$15.64	14.60	11.74	13.00	11.05	14.78	12.70
Total Return(2)%	7.78	24.61	(8.89)	18.13	(12.52)	35.42	23.14
Ratios and Supplemental Data:
Net assets, end of period (000's)	$30,611	21,187	12,007	11,459	456	2,219	6,806
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement/recoupment(3)%	0.74	0.86	1.13	1.06	1.25	1.25	1.78
Net investment income after reimbursement/recoupment(3)(4)%	0.42	0.54	0.50	0.37	0.53	0.38	0.55
Portfolio turnover rate %	48	112	128	190	181	180	131

(1)  The Fund changed its fiscal year end to May 31.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O					Class R
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	August 1, 2001(2) to October 31,	Six Months Ended November 30,	October 24, 2003(2) to May 31,
	2004	2004	2003	2002(1)	2001	2004	2004
Per Share Operating Performance:
Net asset value, beginning of period	$14.52	11.69	12.97	11.04	12.42	14.43	12.91
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.02	0.02	0.03	0.03	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	$1.10	2.83	(1.20)	1.95	(1.41)	1.10	1.52
Total from investment operations	$1.11	2.85	(1.18)	1.98	(1.38)	1.09	1.55
Less distributions from:
Net investment income	$0.02	0.02	-	0.05	-	0.03	0.03
Net realized gain from investments	$0.06	-	0.10	-	-	0.06	-
Total distributions	$0.08	0.02	0.10	0.05	-	0.09	0.03
Net asset value, end of period	$15.55	14.52	11.69	12.97	11.04	15.43	14.43
Total Return(3)%	7.65	24.38	(9.06)	17.94	(11.11)	7.55	12.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$24,418	20,705	4,658	2,020	30	9,469	5,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.00	1.00	0.99	1.00	1.00	1.25	1.25
Gross expenses prior to expense reimbursement/recoupment(4)%	0.99	1.11	1.38	1.31	1.50	1.24	1.36
Net investment income (loss) after reimbursement/recoupment(4)(5)%	0.16	0.33	0.29	0.15	0.28	(0.07)	0.16
Portfolio turnover rate %	48	112	128	190	181	48	112

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS SMALLCAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.
	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.72	11.41	12.78	10.72	11.61	9.92	8.86
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01)	0.00 **	-	(0.02)	(0.03)	- *
Net realized and unrealized gain (loss) on investments	$2.21	3.32	(1.24)	2.06	(0.87)	1.72	1.07
Total from investment operations	$2.23	3.31	(1.24)	2.06	(0.89)	1.69	1.07
Less distributions from:
Net investment income	$-	-	-	-	-	-	0.01
Net realized gain from investments	$0.53	-	0.13	-	-	-	-
Total distributions	$0.53	-	0.13	-	-	-	0.01
Net asset value, end of period	$16.42	14.72	11.41	12.78	10.72	11.61	9.92
Total Return(2)%	15.21	29.01	(9.64)	19.22	(7.67)	17.04	12.13
Ratios and Supplemental Data:
Net assets, end of period (000's)	$52,596	39,803	18,016	9,316	5,020	3,806	2,348
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	0.99	0.98	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.10	1.39	2.37	2.11	2.10	1.77	2.28
Net investment income (loss) after reimbursement(3)(4)%	0.30	(0.10)	0.00	(0.06)	(0.16)	(0.30)	(0.02)
Portfolio turnover rate %	43	126	129	61	118	134	85
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.17	11.06	12.50	10.52	11.48	9.88	8.91
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.08)	(0.06)	(0.02)	(0.08)	(0.03)*	(0.05)*
Net realized and unrealized gain (loss) on investments	$2.11	3.19	(1.25)	2.00	(0.88)	1.63	1.02
Total from investment operations	$2.08	3.11	(1.31)	1.98	(0.96)	1.60	0.97
Less distributions from:
Net realized gain from investments	$0.53	-	0.13	-	-	-	-
Total distributions	$0.53	-	0.13	-	-	-	-
Net asset value, end of period	$15.72	14.17	11.06	12.50	10.52	11.48	9.88
Total Return(2)%	14.74	28.12	(10.42)	18.73	(8.36)	16.19	10.89
Ratios and Supplemental Data:
Net assets, end of period (000's)	$12,277	9,431	3,586	2,246	498	299	193
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75	1.74	1.73	1.75	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(3)%	1.85	2.14	3.12	2.86	2.85	2.52	3.03
Net investment loss after reimbursement(3)(4)%	(0.43)	(0.83)	(0.75)	(0.75)	(0.91)	(1.05)	(0.77)
Portfolio turnover rate %	43	126	129	61	118	134	85

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.31	11.15	12.56	10.57	11.50	9.87	8.84
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.07)	(0.03)	(0.02)	(0.09)	(0.03)	(0.05)*
Net realized and unrealized gain (loss) on investments	$2.13	3.23	(1.25)	2.01	(0.84)	1.66	1.08
Total from investment operations	$2.12	3.16	(1.28)	1.99	(0.93)	1.63	1.03
Less distributions from:
Net realized gain from investments	$0.53	-	0.13	-	-	-	-
Total distributions	$0.53	-	0.13	-	-	-	-
Net asset value, end of period	$15.90	14.31	11.15	12.56	10.57	11.50	9.87
Total Return(2)%	14.88	28.34	(10.13)	18.83	(8.09)	16.51	11.66
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,233	4,970	2,202	893	395	615	589
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.49	1.48	1.50	1.50	1.50	1.50
Gross expenses prior to expense reimbursement(3)%	1.60	1.89	2.87	2.61	2.60	2.27	2.78
Net investment loss after reimbursement(3)(4)%	(0.19)	(0.59)	(0.50)	(0.53)	(0.66)	(0.80)	(0.52)
Portfolio turnover rate %	43	126	129	61	118	134	85
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$14.94	11.55	12.90	10.80	11.66	9.95	8.87
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.02	0.01	0.07	0.01	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	$2.25	3.37	(1.23)	2.03	(0.87)	1.74	1.08
Total from investment operations	$2.28	3.39	(1.22)	2.10	(0.86)	1.72	1.10
Less distributions from:
Net investment income	$-	-	-	-	-	0.01	0.02
Net realized gain from investments	$0.53	-	0.13	-	-	-	-
Total distributions	$0.53	-	0.13	-	-	0.01	0.02
Net asset value, end of period	$16.69	14.94	11.55	12.90	10.80	11.66	9.95
Total Return(2)%	15.32	29.35	(9.40)	19.44	(7.38)	17.35	12.46
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,909	1,705	955	322	3,600	4,825	5,902
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.75	0.74	0.73	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement(3)%	0.85	1.14	2.12	1.86	1.85	1.52	2.03
Net investment income (loss) after reimbursement(3)(4)%	0.75	0.14	0.18	0.10	0.09	(0.05)	0.22
Portfolio turnover rate %	43	126	129	61	118	134	85

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O						Class R
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	August 1, 2001(2) to October 31,	Six Months Ended November 30,	December 8, 2003(2) to May 31,
	2004	2004		2003	2002(1)	2001	2004	2004
Per Share Operating Performance:
Net asset value, beginning of period	$14.82	11.47		12.85	10.79	12.03	14.75	13.97
Income (loss) from investment operations:
Net investment income	$0.02	0.00	*	0.00 *	-	-	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$2.22	3.35		(1.25)	2.06	(1.24)	2.21	0.78
Total from investment operations	$2.24	3.35		(1.25)	2.06	(1.24)	2.21	0.78
Less distributions from:
Net realized gain from investments	$0.53	-		0.13	-	-	0.53	-
Total distributions	$0.53	-		0.13	-	-	0.53	-
Net asset value, end of period	$16.53	14.82		11.47	12.85	10.79	16.43	14.75
Total Return(3)%	15.18	29.21		(9.67)	19.18	(10.31)	15.05	5.58
Ratios and Supplemental Data:
Net assets, end of period (000's)	$24,913	17,369		2,333	1,113	41	2,493	1,256
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)	%1.00	0.99		0.98	1.00	1.00	1.25	0.99
Gross expenses prior to expense reimbursement(4)%	1.10	1.39		2.37	2.11	2.10	1.35	1.60
Net investment income (loss) after reimbursement(4)(5)%	0.33	(0.04)		(0.01)	0.01	(0.16)	0.07	0.02
Portfolio turnover rate %	43	126		129	61	118	43	126

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION BALANCED FUND (UNAUDITED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.63	9.66	10.24	9.86	11.65	11.67	11.01
Income (loss) from investment operations:
Net investment income	$0.08	0.11	0.11	0.06	0.21	0.35	0.27 *
Net realized and unrealized gain (loss) on investments	$0.62	0.96	(0.59)	0.53	(1.76)	0.43	0.83
Total from investment operations	$0.70	1.07	(0.48)	0.59	(1.55)	0.78	1.10
Less distributions from:
Net investment income	$0.14	0.10	0.10	0.21	0.24	0.27	0.20
Net realized gain from investments	$-	-	-	-	-	0.53	0.24
Total distributions	$0.14	0.10	0.10	0.21	0.24	0.80	0.44
Net asset value, end of period	$11.19	10.63	9.66	10.24	9.86	11.65	11.67
Total Return(2)%	6.63	11.13	(4.59)	6.01	(13.53)	7.02	10.10
Ratios and Supplemental Data:
Net assets, end of period (000's)	$62,547	58,366	51,521	39,763	32,912	32,868	15,389
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20	1.20	1.20	1.20	1.20	1.20	1.45
Gross expenses prior to expense reimbursement(3)%	1.28	1.33	1.50	1.42	1.36	1.33	1.53
Net investment income after reimbursement(3)(4)%	1.41	1.04	1.21	1.08	2.02	2.29	2.29
Portfolio turnover rate %	80	288	277	129	204	239	125
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.58	9.65	10.27	9.85	11.66	11.68	11.09
Income (loss) from investment operations:
Net investment income	$0.04	0.04	0.02	0.03	0.14	0.18	0.12 *
Net realized and unrealized gain (loss) on investments	$0.61	0.96	(0.56)	0.51	(1.77)	0.52	0.47
Total from investment operations	$0.65	1.00	(0.54)	0.54	(1.63)	0.70	0.59
Less distributions from:
Net investment income	$0.09	0.07	0.08	0.12	0.18	0.19	-
Net realized gain from investments	$-	-	-	-	-	0.53	-
Total distributions	$0.09	0.07	0.08	0.12	0.18	0.72	-
Net asset value, end of period	$11.14	10.58	9.65	10.27	9.85	11.66	11.68
Total Return(2)%	6.16	10.42	(5.25)	5.54	(14.18)	6.24	5.32
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,366	3,578	478	128	184	139	105
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.95	1.95	1.95	1.95	2.20
Gross expenses prior to expense reimbursement(3)%	2.03	2.08	2.25	2.17	2.11	2.08	2.28
Net investment income after reimbursement(3)(4)%	0.71	0.29	0.47	0.37	1.27	1.54	1.54
Portfolio turnover rate %	80	288	277	129	204	239	125

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.69	9.73	10.31	9.90	11.66	11.65	11.04
Income (loss) from investment operations:
Net investment income	$0.03	0.03	0.03	0.03	0.18	0.03	0.18	*
Net realized and unrealized gain (loss) on investments	$0.63	0.98	(0.58)	0.51	(1.81)	0.66	0.83
Total from investment operations	$0.66	1.01	(0.55)	0.54	(1.63)	0.69	1.01
Less distributions from:
Net investment income	$0.07	0.05	0.03	0.13	0.13	0.15	0.16
Net realized gain from investments	$-	-	-	-	-	0.53	0.24
Total distributions	$0.07	0.05	0.03	0.13	0.13	0.68	0.40
Net asset value, end of period	$11.28	10.69	9.73	10.31	9.90	11.66	11.65
Total Return(2)%	6.15	10.43	(5.30)	5.52	(14.10)	6.15	9.30
Ratios and Supplemental Data:
Net assets, end of period (000's)	$584	581	148	116	123	169	127
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.90	1.95	1.95	1.95	2.20
Gross expenses prior to expense reimbursement(3)%	2.03	2.08	2.20	2.17	2.11	2.08	2.28
Net investment income after reimbursement(3)(4)%	0.65	0.29	0.42	0.34	1.27	1.54	1.54
Portfolio turnover rate %	80	288	277	129	204	239	125
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.74	9.75	10.33	9.96	11.76	11.76	11.08
Income (loss) from investment operations:
Net investment income	$0.10	0.15	0.14	0.08	0.27	0.27	0.30	*
Net realized and unrealized gain (loss) on investments	$0.62	0.96	(0.59)	0.52	(1.80)	0.55	0.83
Total from investment operations	$0.72	1.11	(0.45)	0.60	(1.53)	0.82	1.13
Less distributions from:
Net investment income	$0.17	0.12	0.13	0.23	0.27	0.29	0.21
Net realized gain from investments	$-	-	-	-	-	0.53	0.24
Total distributions	$0.17	0.12	0.13	0.23	0.27	0.82	0.45
Net asset value, end of period	$11.29	10.74	9.75	10.33	9.96	11.76	11.76
Total Return(2)%	6.72	11.47	(4.29)	6.11	(13.28)	7.29	10.31
Ratios and Supplemental Data:
Net assets, end of period (000's)	$27,656	27,303	34,672	37,372	37,961	49,898	48,440
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95	0.95	0.95	0.95	0.95	0.95	1.20
Gross expenses prior to expense reimbursement(3)%	1.03	1.08	1.25	1.17	1.11	1.08	1.28
Net investment income after reimbursement(3)(4)%	1.65	1.29	1.44	1.35	2.27	2.54	2.54
Portfolio turnover rate %	80	288	277	129	204	239	125

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

†  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.48	9.22	10.05	9.52	11.93	12.06	11.09
Income (loss) from investment operations:
Net investment income	$0.06	0.07	0.06	0.04	0.13	0.25	0.19 *
Net realized and unrealized gain (loss) on investments	$0.75	1.28	(0.87)	0.62	(2.40)	0.71	1.26
Total from investment operations	$0.81	1.35	(0.81)	0.66	(2.27)	0.96	1.45
Less distributions from:
Net investment income	$0.10	0.09	0.02	0.13	0.14	0.20	0.17
Net realized gain from investments	$-	-	-	-	-	0.89	0.31
Total distributions	$0.10	0.09	0.02	0.13	0.14	1.09	0.48
Net asset value, end of period	$11.19	10.48	9.22	10.05	9.52	11.93	12.06
Total Return(2)%	7.76	14.71	(8.02)	6.94	(19.23)	8.34	13.35
Ratios and Supplemental Data:
Net assets, end of period (000's)	$49,244	45,103	38,801	26,925	23,011	25,131	16,252
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25	1.25	1.25	1.25	1.45
Gross expenses prior to expense reimbursement(3)%	1.37	1.38	1.64	1.50	1.41	1.35	1.51
Net investment income after reimbursement(3)(4)%	1.08	0.73	0.92	0.60	1.23	1.51	1.61
Portfolio turnover rate %	110	222	236	149	242	248	132
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.40	9.19	10.06	9.51	11.93	12.06	11.21
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.01)*	0.01	(0.01)	0.05	0.12	0.07 *
Net realized and unrealized gain (loss) on investments	$0.75	1.29	(0.88)	0.61	(2.40)	0.76	0.78
Total from investment operations	$0.76	1.28	(0.87)	0.60	(2.35)	0.88	0.85
Less distributions from:
Net investment income	$0.05	0.07	-	0.05	0.07	0.12	-
Net realized gain from investments	$-	-	-	-	-	0.89	-
Total distributions	$0.05	0.07	-	0.05	0.07	1.01	-
Net asset value, end of period	$11.11	10.40	9.19	10.06	9.51	11.93	12.06
Total Return(2)%	7.32	13.98	(8.65)	6.36	(19.82)	7.58	7.58
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,431	2,251	220	159	175	193	116
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00	2.00	2.00	2.00	2.20
Gross expenses prior to expense reimbursement(3)%	2.12	2.13	2.39	2.25	2.16	2.10	2.26
Net investment income (loss) after reimbursement(3)(4)%	0.39	(0.02)	0.15	(0.14)	0.48	0.76	0.86
Portfolio turnover rate %	110	222	236	149	242	248	132

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.45	9.18	10.06	9.49	11.89	12.03	11.11
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.00)**	0.05	0.01	0.06	0.17	0.10	*
Net realized and unrealized gain (loss) on investments	$0.75	1.28	(0.93)	0.60	(2.41)	0.71	1.26
Total from investment operations	$0.76	1.28	(0.88)	0.61	(2.35)	0.88	1.36
Less distributions from:
Net investment income	$0.04	0.01	-	0.04	0.05	0.13	0.13
Net realized gain from investments	$-	-	-	-	-	0.89	0.31
Total distributions	$0.04	0.01	-	0.04	0.05	1.02	0.44
Net asset value, end of period	$11.17	10.45	9.18	10.06	9.49	11.89	12.03
Total Return(2)%	7.24	13.95	(8.75)	6.48	(19.84)	7.57	12.47
Ratios and Supplemental Data:
Net assets, end of period (000's)	$692	572	444	1,743	1,999	2,731	2,626
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00	2.00	2.00	2.00	2.20
Gross expenses prior to expense reimbursement(3)%	2.12	2.13	2.39	2.25	2.16	2.10	2.26
Net investment income (loss) after reimbursement(3)(4)%	0.36	(0.03)	0.08	(0.14)	0.48	0.76	0.86
Portfolio turnover rate %	110	222	236	149	242	248	132
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	9.29	10.12	9.60	12.03	12.14	11.14
Income (loss) from investment operations:
Net investment income	$0.08	0.11	0.10	0.05	0.17	0.18	0.22	*
Net realized and unrealized gain (loss) on investments	$0.75	1.28	(0.89)	0.62	(2.44)	0.82	1.27
Total from investment operations	$0.83	1.39	(0.79)	0.67	(2.27)	1.00	1.49
Less distributions from:
Net investment income	$0.13	0.11	0.04	0.15	0.16	0.22	0.18
Net realized gain from investments	$-	-	-	-	-	0.89	0.31
Total distributions	$0.13	0.11	0.04	0.15	0.16	1.11	0.49
Net asset value, end of period	$11.27	10.57	9.29	10.12	9.60	12.03	12.14
Total Return(2)%	7.85	15.05	(7.73)	7.05	(19.05)	8.62	13.66
Ratios and Supplemental Data:
Net assets, end of period (000's)	$21,766	22,092	24,707	29,599	30,463	42,626	41,936
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.00	1.00	1.00	1.00	1.00	1.20
Gross expenses prior to expense reimbursement(3)%	1.12	1.13	1.39	1.25	1.16	1.10	1.26
Net investment income after reimbursement(3)(4)%	1.32	0.98	1.14	0.86	1.48	1.76	1.86
Portfolio turnover rate %	110	222	236	149	242	248	132

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

**  Amount is less than $0.01 per share

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION INCOME FUND (UNAUDITED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.07	9.49	9.74	9.71	10.62	10.48	10.15
Income (loss) from investment operations:
Net investment income	$0.10	0.14	0.16	0.11	0.29	0.42	0.31 *
Net realized and unrealized gain (loss) on investments	$0.44	0.55	(0.28)	0.29	(0.86)	0.34	0.46
Total from investment operations	$0.54	0.69	(0.12)	0.40	(0.57)	0.76	0.77
Less distributions from:
Net investment income	$0.20	0.11	0.13	0.37	0.34	0.28	0.22
Net realized gain from investments	$-	-	-	-	-	0.34	0.22
Total distributions	$0.20	0.11	0.13	0.37	0.34	0.62	0.44
Net asset value, end of period	$10.41	10.07	9.49	9.74	9.71	10.62	10.48
Total Return(2)%	5.34	7.30	(1.12)	4.24	(5.50)	7.65	7.65
Ratios and Supplemental Data:
Net assets, end of period (000's)	$31,435	31,488	29,223	23,120	20,973	18,220	10,371
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15	1.15	1.15	1.15	1.15	1.15	1.45
Gross expenses prior to expense reimbursement(3)%	1.38	1.42	1.65	1.56	1.50	1.44	1.70
Net investment income after reimbursement(3)(4)%	1.90	1.38	1.82	1.99	3.05	3.44	2.98
Portfolio turnover rate %	164	372	286	101	165	195	120
	Class B
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,		March 1 1999(5) to October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.10	9.52	9.80	9.73	10.63	10.49	10.08
Income (loss) from investment operations:
Net investment income	$0.04	0.05	0.10	0.04	0.27	0.38	0.16 *
Net realized and unrealized gain (loss) on investments	$0.45	0.57	(0.28)	0.31	(0.91)	0.31	0.25
Total from investment operations	$0.49	0.62	(0.18)	0.35	(0.64)	0.69	0.41
Less distributions from:
Net investment income	$0.14	0.04	0.10	0.28	0.26	0.21	-
Net realized gain from investments	$-	-	-	-	-	0.34	-
Total distributions	$0.14	0.04	0.10	0.28	0.26	0.55	-
Net asset value, end of period	$10.45	10.10	9.52	9.80	9.73	10.63	10.49
Total Return(2)%	4.88	6.52	(1.77)	3.66	(6.14)	6.91	4.07
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,552	1,179	669	217	125	115	123
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90	2.20
Gross expenses prior to expense reimbursement(3)%	2.13	2.17	2.40	2.31	2.25	2.19	2.45
Net investment income after reimbursement(3)(4)%	1.19	0.63	1.07	1.21	2.30	2.69	2.23
Portfolio turnover rate %	164	372	286	101	165	195	120

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  Commencement of operations.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING STRATEGIC ALLOCATION INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL
HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	9.54	9.76	9.69	10.59	10.46	10.18
Income (loss) from investment operations:
Net investment income	$0.11	0.05	0.10	0.09	0.24	0.32	0.23
Net realized and unrealized gain (loss) on investments	$0.38	0.56	(0.28)	0.27	(0.88)	0.36	0.46
Total from investment operations	$0.49	0.61	(0.18)	0.36	(0.64)	0.68	0.69
Less distributions from:
Net investment income	$0.08	0.03	0.04	0.29	0.26	0.21	0.19
Net realized gain from investments	$-	-	-	-	-	0.34	0.22
Total distributions	$0.08	0.03	0.04	0.29	0.26	0.55	0.41
Net asset value, end of period	$10.53	10.12	9.54	9.76	9.69	10.59	10.46
Total Return(2)%	4.87	6.45	(1.80)	3.74	(6.18)	6.81	6.88
Ratios and Supplemental Data:
Net assets, end of period (000's)	$292	413	201	240	251	275	304
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90	2.20
Gross expenses prior to expense reimbursement(3)%	2.13	2.17	2.40	2.31	2.25	2.19	2.45
Net investment income after reimbursement(3)(4)%	1.10	0.63	1.07	1.23	2.30	2.69	2.23
Portfolio turnover rate %	164	372	286	101	165	195	120
	Class I
	Six Months Ended November 30,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,
	2004	2004	2003	2002(1)	2001	2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$10.18	9.59	9.84	9.82	10.73	10.57	10.21
Income (loss) from investment operations:
Net investment income	$0.12	0.20	0.20	0.13	0.37	0.33	0.34
Net realized and unrealized gain (loss) on investments	$0.43	0.52	(0.29)	0.29	(0.92)	0.47	0.46
Total from investment operations	$0.55	0.72	(0.09)	0.42	(0.55)	0.80	0.80
Less distributions from:
Net investment income	$0.22	0.13	0.16	0.40	0.36	0.30	0.22
Net realized gain from investments	$-	-	-	-	-	0.34	0.22
Total distributions	$0.22	0.13	0.16	0.40	0.36	0.64	0.44
Net asset value, end of period	$10.51	10.18	9.59	9.84	9.82	10.73	10.57
Total Return(2)%	5.44	7.57	(0.87)	4.34	(5.24)	7.93	7.99
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,486	10,758	18,127	18,994	20,201	26,494	24,107
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90	0.90	0.90	0.90	0.90	0.90	1.20
Gross expenses prior to expense reimbursement(3)%	1.13	1.17	1.40	1.31	1.25	1.19	1.45
Net investment income after reimbursement(3)(4)%	2.15	1.63	2.07	2.25	3.30	3.69	3.23
Portfolio turnover rate %	164	372	286	101	165	195	120

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED)

NOTE 1 - ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty separate funds which comprise the ING Series Fund, Inc. The six funds (each a "Fund", collectively the "Funds") that are in this report are: ING Index Plus LargeCap Fund ("Index Plus LargeCap"), ING Index Plus MidCap Fund ("Index Plus MidCap"), ING Index Plus SmallCap Fund ("Index Plus SmallCap"), ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth") and ING Strategic Allocation Income Fund ("Strategic Allocation Income").

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap also offer Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Swap Contracts. Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.  Illiquid and Restricted Securities. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap may not invest more than 10% of its net assets in illiquid securities. Strategic Allocation Balanced, Strategic Allocation Growth, and Strategic Allocation Income may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.  Delayed Delivery Transactions. Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 - INVESTMENT TRANSACTIONS

For the six months ended November 30, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$172,592,293	$198,029,598
Index Plus MidCap	130,086,615	103,608,265
Index Plus SmallCap	52,772,754	36,897,433
Strategic Allocation Balanced	71,105,315	22,472,723
Strategic Allocation Growth	63,626,972	62,157,765
Strategic Allocation Income	27,386,774	28,693,391

U.S. Government securities not included above were as follows:

	Purchases	Sales
Strategic Allocation Balanced	$47,033,433	$45,784,212
Strategic Allocation Growth	12,832,339	12,454,476
Strategic Allocation Income	39,423,321	39,563,544

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the "Investment Manager"). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap - 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next
$1.25 billion and 0.375% in excess of $2 billion; for Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income - 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 4 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

("ILIAC"), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income Funds. For the six months ended November 30, 2004, ILIAC received $859,094 for its services.

NOTE 5 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:
	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Balanced	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Growth	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Income	0.25%	1.00%	1.00%	N/A	N/A

Presently, the Funds' class specific expenses are limited to a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares.

For the six months ended November 30, 2004, the Distributor has retained $29,236 as sales charges from proceeds of Class A Shares sold, and $2,164 and $4,025 from the proceeds of Class A and Class C shares redeemed, respectively.

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$174,150	$30,971	$103,568	$308,689
Index Plus MidCap	87,532	15,562	65,277	168,371
Index Plus SmallCap	36,190	6,434	29,307	71,931
Strategic Allocation Balanced	62,898	6,290	17,492	86,680
Strategic Allocation Growth	48,912	4,891	13,164	66,967
Strategic Allocation Income	28,738	2,874	7,870	39,482

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2004, the following indirect wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity company - Index Plus LargeCap (17.71%); Index Plus MidCap (5.55%); Strategic Allocation Balanced (32.55%); Strategic Allocation Income (20.98%).

ING National Trust - Index Plus LargeCap (49.91%); Index Plus MidCap (33.87%); Index Plus SmallCap (26.65%); Strategic Allocation Balanced (47.62%); Strategic Allocation Income (63.13%).

Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, Strategic Allocation Balanced, and Strategic Allocation Income have a common owner that owns

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 6 - OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 - EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Balanced	1.20%	1.95%	1.95%	0.95%	1.20%	N/A
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	1.25%	N/A
Strategic Allocation Income	1.15%	1.90%	1.90%	0.90%	1.15%	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2004, the cumulative amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2005	2006	2007	Total
Index Plus MidCap	$166,954	$179,316	$66,166	$412,436
Index Plus SmallCap	150,784	231,730	145,964	528,478
Strategic Allocation Balanced	137,487	205,331	70,491	413,309
Strategic Allocation Growth	112,661	221,920	35,220	369,801
Strategic Allocation Income	141,494	205,075	89,424	435,993

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 - LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended November 30, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Index Plus LargeCap	3	$8,120,000	1.75%
Index Plus MidCap	5	500,000	1.83%
Index Plus SmallCap	6	1,118,333	1.88%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Index Plus LargeCap (Number of Shares)
Shares sold	1,120,286	5,766,295	180,691	1,102,004	68,123	315,112
Dividends reinvested	165,641	110,766	5,497	856	4,531	2,141
Shares redeemed	(2,310,240)	(4,060,454)	(283,446)	(436,490)	(214,599)	(328,327)
Net increase (decrease) in shares outstanding	(1,024,313)	1,816,607	(97,258)	666,370	(141,945)	(11,074)
Index Plus LargeCap ($)
Shares sold	$15,949,034	$78,150,922	$2,577,136	$15,032,262	$966,104	$4,330,594
Dividends reinvested	2,471,367	1,449,922	81,848	11,183	67,783	28,074
Shares redeemed	(32,994,116)	(54,588,090)	(4,011,403)	(5,999,228)	(3,035,604)	(4,499,572)
Net increase (decrease)	$(14,573,715)	$25,012,754	$(1,352,419)	$9,044,217	$(2,001,717)	$(140,904)
	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	December 8, 2003(1) to May 31, 2004
Index Plus LargeCap (Number of Shares)
Shares sold	1,120,322	3,643,977	680,477	1,397,366	478,660	404,821
Dividends reinvested	99,400	106,788	15,617	5,535	5,527	-
Shares redeemed	(2,064,736)	(6,753,445)	(414,612)	(388,779)	(155,059)	(175,813)
Net increase (decrease) in shares outstanding	(845,014)	(3,002,680)	281,482	1,014,122	329,128	229,008
Index Plus LargeCap ($)
Shares sold	$16,008,258	$49,319,550	$9,759,188	$19,254,559	$6,770,179	$5,775,529
Dividends reinvested	1,493,982	1,406,392	233,943	72,730	82,192	-
Shares redeemed	(29,731,422)	(94,372,961)	(5,922,430)	(5,393,247)	(2,209,954)	(2,455,401)
Net increase (decrease)	$(12,229,182)	$(43,647,019)	$4,070,701	$13,934,042	$4,642,417	$3,320,128
	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Index Plus MidCap (Number of Shares)
Shares sold	1,481,005	4,820,792	311,738	1,039,125	223,871	516,644
Dividends reinvested	42,050	5,845	5,390	-	2,923	-
Shares redeemed	(874,805)	(1,282,728)	(142,236)	(236,105)	(79,875)	(145,998)
Net increase in shares outstanding	648,250	3,543,909	174,892	803,020	146,919	370,646
Index Plus MidCap ($)
Shares sold	$21,567,325	$65,576,615	$4,387,391	$13,704,203	$3,166,268	$6,782,723
Dividends reinvested	647,572	77,664	80,580	-	44,078	-
Shares redeemed	(12,644,096)	(17,526,843)	(1,985,343)	(3,164,982)	(1,130,263)	(1,965,027)
Net increase	$9,570,801	$48,127,436	$2,482,628	$10,539,221	$2,080,083	$4,817,696

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	October 24, 2003(1) to May 31, 2004
Index Plus MidCap (Number of Shares)
Shares sold	600,115	766,310	502,593	1,367,793	322,771	386,720
Dividends reinvested	11,837	2,251	7,634	1,036	3,485	17
Shares redeemed	(106,041)	(340,007)	(366,006)	(340,981)	(92,907)	(6,307)
Net increase in shares outstanding	505,911	428,554	144,221	1,027,848	233,349	380,430
Index Plus MidCap ($)
Shares sold	$8,818,312	$10,304,024	$7,323,515	$18,730,628	$4,695,884	$5,479,806
Dividends reinvested	184,062	30,158	118,021	13,820	53,461	220
Shares redeemed	(1,561,903)	(4,384,098)	(5,316,216)	(4,757,183)	(1,340,550)	(88,722)
Net increase	$7,440,471	$5,950,084	$2,125,320	$13,987,265	$3,408,795	$5,391,304
	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Index Plus SmallCap (Number of Shares)
Shares sold	1,137,985	1,767,196	145,890	433,032	77,593	209,569
Dividends reinvested	98,043	-	23,316	-	11,277	-
Shares redeemed	(736,107)	(642,619)	(53,847)	(91,706)	(44,204)	(59,894)
Net increase in shares outstanding	499,921	1,124,577	115,359	341,326	44,666	149,675
Index Plus SmallCap ($)
Shares sold	$17,296,492	$23,769,366	$2,138,663	$5,784,979	$1,152,466	$2,744,385
Dividends reinvested	1,575,584	-	359,062	-	175,619	-
Shares redeemed	(11,001,673)	(8,999,195)	(775,690)	(1,235,847)	(637,187)	(818,706)
Net increase	$7,870,403	$14,770,171	$1,722,035	$4,549,132	$690,898	$1,925,679
	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	December 8, 2003(1) to May 31, 2004
Index Plus SmallCap (Number of Shares)
Shares sold	231,806	63,465	670,612	1,245,944	151,705	87,844
Dividends reinvested	9,136	-	45,408	-	4,804	-
Shares redeemed	(60,895)	(32,016)	(380,805)	(277,524)	(89,910)	(2,695)
Net increase in shares outstanding	180,047	31,449	335,215	968,420	66,599	85,149
Index Plus SmallCap ($)
Shares sold	$3,596,340	$885,847	$10,240,181	$17,734,239	$2,352,416	$1,297,776
Dividends reinvested	149,282	-	735,149	-	77,253	-
Shares redeemed	(922,397)	(459,808)	(5,819,233)	(3,996,203)	(1,385,460)	(39,645)
Net increase	$2,823,225	$426,039	$5,156,097	$13,738,036	$1,044,209	$1,258,131

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Balanced (Number of Shares)
Shares sold	521,652	1,272,502	207,543	302,707
Dividends reinvested	71,395	53,839	3,145	869
Shares redeemed	(491,846)	(1,172,795)	(67,347)	(14,849)
Net increase in shares outstanding	101,201	153,546	143,341	288,727
Strategic Allocation Balanced ($)
Shares sold	$5,609,946	$13,136,380	$2,239,977	$3,160,710
Dividends reinvested	799,622	543,791	35,068	8,769
Shares redeemed	(5,291,365)	(12,173,100)	(734,154)	(158,166)
Net increase	$1,118,203	$1,507,071	$1,540,891	$3,011,313
	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Balanced (Number of Shares)
Shares sold	16,933	5,114	189,887	713,353
Dividends reinvested	319	41	36,910	42,075
Shares redeemed	(19,848)	(1,159)	(319,393)	(1,769,938)
Net increase (decrease) in shares outstanding	(2,596)	3,996	(92,596)	(1,014,510)
Strategic Allocation Balanced ($)
Shares sold	$182,104	$418,739	$2,069,693	$7,520,595
Dividends reinvested	3,600	1,327	416,716	428,748
Shares redeemed	(215,540)	(5,255)	(3,498,677)	(18,817,420)
Net increase (decrease)	$(29,836)	$414,811	$(1,012,268)	$(10,868,077)
	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Growth (Number of Shares)
Shares sold	449,720	1,337,736	117,810	211,341
Dividends reinvested	40,100	42,079	1,057	612
Shares redeemed	(389,252)	(1,286,267)	(26,383)	(19,464)
Net increase in shares outstanding	100,568	93,548	92,484	192,489
Strategic Allocation Growth ($)
Shares sold	$4,763,059	$13,386,090	$1,256,518	$2,166,814
Dividends reinvested	448,319	412,793	11,736	5,969
Shares redeemed	(4,125,796)	(13,186,151)	(277,483)	(201,901)
Net increase	$1,085,582	$612,732	$990,771	$1,970,882

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Growth (Number of Shares)
Shares sold	14,122	23,918	175,431	790,498
Dividends reinvested	161	39	22,036	30,715
Shares redeemed	(7,084)	(17,578)	(355,457)	(1,390,807)
Net increase (decrease) in shares outstanding	7,199	6,379	(157,990)	(569,594)
Strategic Allocation Growth ($)
Shares sold	$148,395	$241,594	$1,880,765	$8,110,305
Dividends reinvested	1,800	380	247,899	303,462
Shares redeemed	(74,601)	(172,622)	(3,832,577)	(14,527,772)
Net increase (decrease)	$75,594	$69,352	$(1,703,913)	$(6,114,005)
	Class A Shares		Class B Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Income (Number of Shares)
Shares sold	318,073	815,138	47,775	90,379
Dividends reinvested	56,208	34,785	1,281	241
Shares redeemed	(481,681)	(800,198)	(17,331)	(44,166)
Net increase (decrease) in shares outstanding	(107,400)	49,725	31,725	46,454
Strategic Allocation Income ($)
Shares sold	$3,242,568	$8,081,937	$495,319	$906,672
Dividends reinvested	586,248	337,766	13,416	2,354
Shares redeemed	(4,907,055)	(7,990,301)	(177,747)	(442,361)
Net increase (decrease)	$(1,078,239)	$429,402	$330,988	$466,665
	Class C Shares		Class I Shares
	Six Months Ended November 30, 2004	Year Ended May 31, 2004	Six Months Ended November 30, 2004	Year Ended May 31, 2004
Strategic Allocation Income (Number of Shares)
Shares sold	3,997	26,173	173,592	493,033
Dividends reinvested	192	69	20,808	25,068
Shares redeemed	(17,231)	(6,568)	(253,818)	(1,351,079)
Net increase (decrease) in shares outstanding	(13,042)	19,674	(59,418)	(832,978)
Strategic Allocation Income ($)
Shares sold	$41,276	$260,204	$1,796,365	$4,952,648
Dividends reinvested	2,030	677	219,110	245,665
Shares redeemed	(177,988)	(65,775)	(2,634,601)	(13,656,446)
Net increase (decrease)	$(134,682)	$195,106	$(619,126)	$(8,458,133)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 10 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2004, the Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Index Plus LargeCap	$11,331,097	$11,770,996
Index Plus MidCap	29,794,004	30,671,411
Index Plus SmallCap	9,939,152	10,232,473
Strategic Allocation Balanced	7,668,131	7,874,673
Strategic Allocation Growth	3,230,294	3,317,126
Strategic Allocation Income	4,545,039	4,660,582

NOTE 11 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Index Plus LargeCap	$4,554,159	$-	$3,044,099
Index Plus MidCap	302,170	884,822	128,749
Index Plus SmallCap	-	3,198,935	-
Strategic Allocation Balanced	1,262,635	-	983,421
Strategic Allocation Growth	713,953	-	723,530
Strategic Allocation Income	829,492	-	587,438

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,408,264	$-	$71,139,538	$(1,783,283)	2007
				(7,640,427)	2008
				(43,699,054)	2009
				(18,078,163)	2010
				(27,096,457)	2011
				(24,420,460)	2012
				$(122,717,844)
Index Plus MidCap	864,232	342,889	24,513,804	-
Index Plus SmallCap	1,920,180	1,293,980	9,804,531	-
Strategic Allocation Balanced	538,612	-	6,286,780	$(3,788,451)	2009
				(4,212,647)	2011
				$(8,001,098)
Strategic Allocation Growth	316,752	-	6,456,935	$(4,958,586)	2009
				(3,242,768)	2011
				$(8,201,354)
Strategic Allocation Income	345,646	-	2,180,406	$(206,965)	2009
				(1,316,563)	2011
				$(1,523,528)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 12 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

NOTE 12 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.3%
		Advertising: 0.2%
6,000	@	Interpublic Group of Cos., Inc.	$74,460
8,250		Omnicom Group, Inc.	668,250
			742,710
		Aerospace/Defense: 2.6%
75,850		Boeing Co.	4,063,285
19,800		General Dynamics Corp.	2,145,528
5,000		Goodrich Corp.	158,750
17,400		Lockheed Martin Corp.	1,058,616
15,300		Northrop Grumman Corp.	861,849
45,350		Raytheon Co.	1,829,419
3,000	L	Rockwell Collins, Inc.	119,580
20,400		United Technologies Corp.	1,990,632
			12,227,659
		Agriculture: 1.4%
80,750		Altria Group, Inc.	4,642,317
24,895		Archer-Daniels-Midland Co.	527,774
10,250		Monsanto Co.	471,705
5,950	L	Reynolds American, Inc.	449,999
17,200		UST, Inc.	757,316
			6,849,111
		Apparel: 0.9%
18,950	@	Coach, Inc.	944,468
4,450		Jones Apparel Group, Inc.	158,109
6,200		Liz Claiborne, Inc.	254,634
26,100		Nike, Inc.	2,209,626
3,200	L	Reebok Intl. Ltd.	124,416
11,400		VF Corp.	615,486
			4,306,739
		Auto Manufacturers: 1.0%
177,500	L	Ford Motor Co.	2,516,950
22,000	L	General Motors Corp.	848,980
16,787		PACCAR, Inc.	1,311,065
			4,676,995
		Auto Parts and Equipment: 0.2%
5,200		Dana Corp.	85,020
19,250	@,L	Goodyear Tire & Rubber Co.	242,935
7,350		Johnson Controls, Inc.	451,290
			779,245
		Banks: 5.8%
13,500		AmSouth Bancorporation	350,055
158,046		Bank of America Corp.	7,312,787
22,000		BB&T Corp.	933,900
17,100		Comerica, Inc.	1,051,650
9,000		Fifth Third Bancorp	453,240
5,200		First Horizon National Corp.	227,240
8,350		Huntington Bancshares, Inc.	202,571
26,250		KeyCorp	873,863
4,900		M & T Bank Corp.	516,509
8,100		Marshall & Ilsley Corp.	337,689
16,400		Mellon Financial Corp.	479,208
44,948		National City Corp.	1,666,672
18,225		North Fork Bancorporation, Inc.	524,880
3,350		Northern Trust Corp.	157,584
4,400	L	PNC Financial Services Group, Inc.	239,360
18,970		Regions Financial Corp.	663,760
13,700		State Street Corp.	610,472
14,200		SunTrust Banks, Inc.	1,012,460
12,200		The Bank of New York Co., Inc.	401,502

Shares			Value
73,131		U.S. Bancorp	$2,166,872
64,043		Wachovia Corp.	3,314,225
66,150		Wells Fargo & Co.	4,086,085
3,450		Zions Bancorporation	229,425
			27,812,009
		Beverages: 2.3%
31,150		Anheuser-Busch Cos., Inc.	1,560,304
4,750		Brown-Forman Corp.	228,095
95,650		Coca-Cola Co.	3,760,002
12,700		Coca-Cola Enterprises, Inc.	264,160
10,650		Pepsi Bottling Group, Inc.	298,413
93,450		PepsiCo, Inc.	4,664,089
			10,775,063
		Biotechnology: 0.9%
49,484	@	Amgen, Inc.	2,971,019
13,450	@	Biogen Idec, Inc.	789,246
8,700	@	Genzyme Corp.	487,287
			4,247,552
		Building Materials: 0.2%
8,650	@	American Standard Cos., Inc.	336,831
16,815		Masco Corp.	593,065
3,750		Vulcan Materials Co.	194,438
			1,124,334
		Chemicals: 1.7%
8,700		Air Products & Chemicals, Inc.	498,075
3,000		Ashland, Inc.	177,450
37,100		Dow Chemical Co.	1,872,436
39,900		E.I. du Pont de Nemours & Co.	1,808,268
3,500		Eastman Chemical Co.	190,330
4,250	L	Ecolab, Inc.	148,665
5,600		Engelhard Corp.	167,384
3,450		International Flavors & Fragrances, Inc.	139,725
17,450		PPG Industries, Inc.	1,177,352
13,500		Praxair, Inc.	606,150
9,700		Rohm & Haas Co.	427,673
14,300		Sherwin-Williams Co.	637,780
3,350		Sigma-Aldrich Corp.	200,096
			8,051,384
		Commercial Services: 0.9%
7,300	@,L	Apollo Group, Inc.	581,810
41,450		Cendant Corp.	939,671
1,100	L	Deluxe Corp.	43,494
8,004		Equifax, Inc.	221,070
15,450		H&R Block, Inc.	736,965
11,500		McKesson Corp.	339,825
6,450		Moody's Corp.	520,838
15,000		Paychex, Inc.	497,400
5,000		R.R. Donnelley & Sons Co.	173,500
6,250		Robert Half Intl., Inc.	168,938
			4,223,511
		Computers: 5.5%
5,150	@	Affiliated Computer Services, Inc.	304,777
38,200	@	Apple Computer, Inc.	2,561,309
7,750	@,L	Computer Sciences Corp.	419,275
134,700	@	Dell, Inc.	5,458,043
19,950		Electronic Data Systems Corp.	447,878
92,400	@	EMC Corp.	1,240,008
10,350	@	Gateway, Inc.	70,484

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
119,009		Hewlett-Packard Co.	$2,380,180
101,850		International Business Machines Corp.	9,598,343
5,300	@	Lexmark Intl., Inc.	449,970
3,450	@	NCR Corp.	206,069
13,600	@	Network Appliance, Inc.	410,176
324,250	@	Sun Microsystems, Inc.	1,799,588
12,200	@	Sungard Data Systems, Inc.	323,422
20,300	@	Unisys Corp.	233,247
			25,902,769
		Cosmetics/Personal Care: 2.9%
6,850		Alberto-Culver Co.	317,155
7,550	L	Avon Products, Inc.	283,427
21,400		Colgate-Palmolive Co.	984,186
90,200		Gillette Co.	3,922,798
19,750		Kimberly-Clark Corp.	1,256,298
131,050		Procter & Gamble Co.	7,008,554
			13,772,418
		Distribution/Wholesale: 0.2%
11,950		Genuine Parts Co.	518,750
7,650		W.W. Grainger, Inc.	473,229
			991,979
		Diversified Financial Services: 6.4%
50,450		American Express Co.	2,810,569
4,050		Bear Stearns Cos., Inc.	395,199
15,900		Capital One Financial Corp.	1,249,422
200		Charles Schwab Corp.	2,156
21,400		CIT Group, Inc.	914,850
202,050		Citigroup, Inc.	9,041,737
54,198		Countrywide Financial Corp.	1,799,916
14,850	@	E*TRADE Financial Corp.	205,821
38,200		Fannie Mae	2,624,339
4,500		Federated Investors, Inc.	132,390
9,850		Franklin Resources, Inc.	646,456
27,500		Freddie Mac	1,877,150
19,100		Goldman Sachs Group, Inc.	2,000,916
3,500		Janus Capital Group, Inc.	57,925
18,450		Lehman Brothers Holdings, Inc.	1,545,741
49,075		MBNA Corp.	1,303,432
38,100		Merrill Lynch & Co., Inc.	2,122,551
17,250		Morgan Stanley	875,438
11,000	@	Providian Financial Corp.	176,550
17,400		SLM Corp.	890,358
			30,672,916
		Electric: 2.9%
40,550	@	AES Corp.	496,332
3,150		Ameren Corp.	152,523
15,150		American Electric Power Co., Inc.	517,676
11,050		CenterPoint Energy, Inc.	123,318
6,950		Cinergy Corp.	287,661
9,200		Consolidated Edison, Inc.	403,420
11,734		Constellation Energy Group, Inc.	512,776
13,250		Dominion Resources, Inc.	867,477
7,200	L	DTE Energy Co.	315,936
90,750		Duke Energy Corp.	2,294,159
20,950		Edison Intl.	668,304
9,050		Entergy Corp.	586,621
25,850		Exelon Corp.	1,078,203
14,150		FirstEnergy Corp.	597,555
7,550		FPL Group, Inc.	530,992
3,800		NiSource, Inc.	82,802

Shares			Value
16,800	@,L	PG&E Corp.	$558,768
4,400		Pinnacle West Capital Corp.	194,480
11,450		PPL Corp.	594,828
3,900	L	Progress Energy, Inc.	171,249
9,650		Public Service Enterprise Group, Inc.	424,504
28,450	L	Southern Co.	932,875
19,200		TXU Corp.	1,206,143
16,750	L	Xcel Energy, Inc.	302,505
			13,901,107
		Electrical Components and Equipment: 0.2%
16,403		Emerson Electric Co.	1,096,048
			1,096,048
		Electronics: 0.5%
18,250	@	Agilent Technologies, Inc.	417,743
8,950		Applera Corp.-Applied Biosystems Group	183,475
4,850	@,L	Fisher Scientific Intl.	274,219
7,500	@	Jabil Circuit, Inc.	187,950
5,000		Parker Hannifin Corp.	374,000
8,800	L	PerkinElmer, Inc.	187,704
34,600	@	Solectron Corp.	216,250
2,900		Tektronix, Inc.	90,973
6,100	@	Thermo Electron Corp.	184,525
6,000	@	Waters Corp.	279,960
			2,396,799
		Entertainment: 0.1%
13,550		International Game Technology	478,993
			478,993
		Environmental Control: 0.2%
25,150		Waste Management, Inc.	749,722
			749,722
		Food: 1.4%
14,350	L	Albertson's, Inc.	363,055
15,400		Campbell Soup Co.	439,362
22,050		ConAgra Foods, Inc.	596,453
14,850		General Mills, Inc.	675,527
14,700		H.J. Heinz Co.	546,252
11,200		Hershey Foods Corp.	580,160
15,850		Kellogg Co.	692,645
11,450	@	Kroger Co.	185,261
5,600		McCormick & Co., Inc.	204,120
30,982		Sara Lee Corp.	727,457
14,900		SUPERVALU, Inc.	470,691
15,053	L	Wm. Wrigley Jr. Co.	1,035,646
			6,516,629
		Forest Products and Paper: 0.7%
10,850		Georgia-Pacific Corp.	397,219
19,700		International Paper Co.	817,944
8,750		Louisiana-Pacific Corp.	214,113
9,200		MeadWestvaco Corp.	309,580
8,000		Plum Creek Timber Co., Inc.	296,000
4,800		Temple-Inland, Inc.	286,032
16,250		Weyerhaeuser Co.	1,072,499
			3,393,387

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Gas: 0.2%
5,200		KeySpan Corp.	$205,504
16,400		Sempra Energy	606,472
			811,976
		Hand/Machine Tools: 0.2%
7,750		Black & Decker Corp.	651,698
1,300		Snap-On, Inc.	41,093
2,900		Stanley Works	135,604
			828,395
		Healthcare-Products: 4.1%
2,700		Bausch & Lomb, Inc.	158,976
24,250		Baxter Intl., Inc.	767,513
24,300		Becton Dickinson & Co.	1,331,153
9,800		Biomet, Inc.	469,126
31,950	@	Boston Scientific Corp.	1,112,180
3,810		C.R. Bard, Inc.	228,257
12,150		Guidant Corp.	787,685
176,550		Johnson & Johnson	10,649,495
47,700		Medtronic, Inc.	2,291,984
13,450	@	St. Jude Medical, Inc.	512,983
6,250		Stryker Corp.	274,938
9,850	@	Zimmer Holdings, Inc.	803,760
			19,388,050
		Healthcare-Services: 2.1%
15,200		Aetna, Inc.	1,801,352
10,750	@	Humana, Inc.	266,815
5,450	@,L	Laboratory Corp. Of America Holdings	261,328
4,050		Manor Care, Inc.	139,523
1,600	L	Quest Diagnostics, Inc.	150,000
56,000		UnitedHealth Group, Inc.	4,639,599
15,750	@	WellPoint Health Networks, Inc.	1,970,325
9,100	@	WellPoint, Inc.	922,103
			10,151,045
		Home Builders: 0.1%
4,800		Centex Corp.	251,856
			251,856
		Home Furnishings: 0.1%
7,350		Leggett & Platt, Inc.	219,398
3,200		Whirlpool Corp.	206,560
			425,958
		Household Products/Wares: 0.3%
4,400		Avery Dennison Corp.	258,104
10,600		Clorox Co.	584,272
6,450		Fortune Brands, Inc.	506,196
			1,348,572
		Housewares: 0.1%
11,300		Newell Rubbermaid, Inc.	260,804
			260,804
		Insurance: 5.4%
10,900	@@	ACE Ltd.	440,578
20,000		AFLAC, Inc.	752,400
26,900		Allstate Corp.	1,358,450
4,700		AMBAC Financial Group, Inc.	382,251
129,750		American International Group, Inc.	8,219,662
12,450	L	AON Corp.	262,944
18,700		Chubb Corp.	1,425,127

Shares			Value
13,400		CIGNA Corp.	$938,268
7,045		Cincinnati Financial Corp.	315,616
11,400		Hartford Financial Services Group, Inc.	729,600
2,450		Jefferson-Pilot Corp.	120,516
12,650		Lincoln National Corp.	582,153
18,868		Loews Corp.	1,319,062
20,950		Marsh & McLennan Cos., Inc.	598,961
6,550		MBIA, Inc.	392,738
50,200		MetLife, Inc.	1,957,799
3,850		MGIC Investment Corp.	261,800
12,100		Principal Financial Group	455,928
8,000		Progressive Corp.	727,920
51,100		Prudential Financial, Inc.	2,501,344
11,300		Safeco Corp.	547,711
10,550		St. Paul Travelers Cos., Inc.	384,864
4,500		Torchmark Corp.	247,095
12,800	L	UnumProvident Corp.	199,296
5,550	@@	XL Capital Ltd.	418,248
			25,540,331
		Internet: 1.4%
25,550	@	eBay, Inc.	2,873,098
29,800	@	Symantec Corp.	1,901,538
52,450	@	Yahoo!, Inc.	1,973,169
			6,747,805
		Iron/Steel: 0.2%
6,700		Nucor Corp.	354,430
7,650		United States Steel Corp.	400,554
			754,984
		Leisure Time: 0.5%
4,150		Brunswick Corp.	202,603
24,350		Carnival Corp.	1,290,794
11,850	L	Harley-Davidson, Inc.	685,167
6,850		Sabre Holdings Corp.	158,098
			2,336,662
		Lodging: 0.4%
4,500		Harrah's Entertainment, Inc.	276,300
16,400		Hilton Hotels Corp.	338,824
15,450		Marriott Intl., Inc.	878,332
7,850		Starwood Hotels & Resorts Worldwide, Inc.	410,477
			1,903,933
		Machinery-Construction and Mining: 0.1%
5,300		Caterpillar, Inc.	485,215
			485,215
		Machinery-Diversified: 0.3%
3,000		Cummins, Inc.	238,860
9,450		Deere & Co.	677,849
7,600		Rockwell Automation, Inc.	359,480
			1,276,189
		Media: 2.4%
87,150	@,L	Comcast Corp.	2,617,986
11,150		Gannett Co., Inc.	919,764
1,250		Knight-Ridder, Inc.	85,113
12,400		McGraw-Hill Cos., Inc.	1,087,852
1,750		Meredith Corp.	92,260
5,950		New York Times Co.	243,950

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Media (continued)
177,750	@	Time Warner, Inc.	$3,147,952
5,200		Tribune Co.	225,524
27,600		Viacom, Inc.	957,720
80,050		Walt Disney Co.	2,151,744
			11,529,865
		Mining: 0.1%
6,650		Phelps Dodge Corp.	645,915
			645,915
		Miscellaneous Manufacturing: 5.5%
30,900		3M Co.	2,459,330
3,450		Cooper Industries Ltd.	228,770
12,000		Danaher Corp.	682,560
3,350		Dover Corp.	135,508
26,850		Eastman Kodak Co.	878,264
5,800		Eaton Corp.	390,920
417,300		General Electric Co.	14,755,727
35,750		Honeywell Intl., Inc.	1,263,048
12,850	L	Illinois Tool Works, Inc.	1,210,856
7,000	@@	Ingersoll-Rand Co.	520,940
3,450		ITT Industries, Inc.	293,664
5,600		Pall Corp.	151,704
5,450		Textron, Inc.	395,779
77,300	@@	Tyco Intl. Ltd.	2,625,880
			25,992,950
		Office/Business Equipment: 0.2%
9,550		Pitney Bowes, Inc.	418,004
31,800	@,L	Xerox Corp.	487,176
			905,180
		Oil and Gas: 7.4%
4,000		Amerada Hess Corp.	355,400
16,500		Anadarko Petroleum Corp.	1,148,400
13,640		Apache Corp.	737,378
38,900		Burlington Resources, Inc.	1,805,349
112,900		ChevronTexaco Corp.	6,164,339
26,609		ConocoPhillips	2,421,152
47,300		Devon Energy Corp.	1,959,166
4,850	L	EOG Resources, Inc.	364,090
300,250		Exxon Mobil Corp.	15,387,812
3,550		Kerr-McGee Corp.	220,917
13,500		Marathon Oil Corp.	532,440
2,600	@,@@	Nabors Industries Ltd.	135,200
6,150	@,L	Noble Corp.	297,968
15,350		Occidental Petroleum Corp.	924,224
6,700		Sunoco, Inc.	553,152
11,300	@	Transocean, Inc.	455,051
17,100		Unocal Corp.	787,284
24,000	L	Valero Energy Corp.	1,122,960
			35,372,282
		Oil and Gas Services: 0.2%
12,200		Baker Hughes, Inc.	540,826
6,550		BJ Services Co.	331,889
			872,715
		Packaging and Containers: 0.1%
4,700		Ball Corp.	210,231
4,100		Bemis Co.	114,144
6,200	@	Pactiv Corp.	154,070
4,000	@	Sealed Air Corp.	205,640
			684,085

Shares			Value
		Pharmaceuticals: 5.5%
61,500		Abbott Laboratories	$2,580,540
5,200		Allergan, Inc.	382,200
5,350	L	AmerisourceBergen Corp.	315,329
76,550		Bristol-Myers Squibb Co.	1,798,925
17,050		Cardinal Health, Inc.	891,374
45,200	@	Caremark Rx, Inc.	1,616,352
44,350		Eli Lilly & Co.	2,365,186
3,400	@	Express Scripts, Inc.	244,664
15,700	@	Forest Laboratories, Inc.	611,829
16,600	@	Gilead Sciences, Inc.	572,036
7,180	@	Hospira, Inc.	231,411
17,416	@	King Pharmaceuticals, Inc.	216,829
10,752	@	Medco Health Solutions, Inc.	405,565
87,650		Merck & Co., Inc.	2,455,953
295,530		Pfizer, Inc.	8,206,868
58,800		Schering-Plough Corp.	1,049,580
52,800		Wyeth	2,105,136
			26,049,777
		Pipelines: 0.2%
44,150	@,L	Dynegy, Inc.	249,448
26,500		El Paso Corp.	276,660
1,850		Kinder Morgan, Inc.	128,205
21,100		Williams Cos., Inc.	351,737
			1,006,050
		Real Estate Investment Trusts: 0.2%
6,600		Equity Office Properties Trust	181,170
6,900		ProLogis	277,587
8,400		Simon Property Group, Inc.	521,472
			980,229
		Retail: 7.7%
12,150	@	Bed Bath & Beyond, Inc.	485,125
12,600		Best Buy Co., Inc.	710,388
23,150		Circuit City Stores, Inc.	360,909
45,400		Costco Wholesale Corp.	2,206,440
16,200		CVS Corp.	734,994
7,800		Darden Restaurants, Inc.	212,628
7,050		Federated Department Stores, Inc.	386,340
60,800	L	Gap, Inc.	1,328,480
153,500		Home Depot, Inc.	6,408,624
26,050		J.C. Penney Co., Inc. Holding Co.	1,005,530
13,300	@	Kohl's Corp.	613,928
30,550		Limited Brands, Inc.	746,642
30,750		Lowe's Cos., Inc.	1,701,398
11,900		May Department Stores Co.	334,628
84,500		McDonald's Corp.	2,597,530
5,300		Nordstrom, Inc.	231,875
22,950	@	Office Depot, Inc.	376,380
6,000		RadioShack Corp.	189,420
32,150		Staples, Inc.	1,025,907
26,800	@	Starbucks Corp.	1,507,768
35,700		Target Corp.	1,828,554
20,950		TJX Cos., Inc.	493,163
15,050	@	Toys R US, Inc.	291,067
167,840		Wal-Mart Stores, Inc.	8,737,749
40,500		Walgreen Co.	1,546,290
4,750		Wendy's Intl., Inc.	169,433
11,350		Yum! Brands, Inc.	515,290
			36,746,480

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings and Loans: 0.5%
6,400		Golden West Financial Corp.	$763,136
12,750	L	Sovereign Bancorp, Inc.	278,588
34,400	L	Washington Mutual, Inc.	1,400,424
			2,442,148
		Semiconductors: 2.0%
14,900	@	Altera Corp.	337,932
15,900		Analog Devices, Inc.	587,505
66,550	@	Applied Materials, Inc.	1,107,392
249,250		Intel Corp.	5,570,738
8,500	@	KLA-Tencor Corp.	383,010
12,350		Linear Technology Corp.	471,276
5,050		Maxim Integrated Products, Inc.	206,848
5,350		National Semiconductor Corp.	82,711
26,650		Texas Instruments, Inc.	644,397
			9,391,809
		Software: 5.1%
10,300		Adobe Systems, Inc.	623,768
10,550		Autodesk, Inc.	690,076
23,150		Automatic Data Processing, Inc.	1,054,019
19,850	@	BMC Software, Inc.	368,813
6,550	@	Citrix Systems, Inc.	154,646
22,650		Computer Associates Intl., Inc.	691,505
32,200	@	Compuware Corp.	185,794
4,700	@,L	Electronic Arts, Inc.	229,830
33,818		First Data Corp.	1,389,581
7,100	@	Fiserv, Inc.	273,421
8,600		IMS Health, Inc.	194,102
8,100	@	Intuit, Inc.	338,904
443,950		Microsoft Corp.	11,902,299
13,550	@	Novell, Inc.	82,655
399,750	@	Oracle Corp.	5,060,834
12,150	@,L	PeopleSoft, Inc.	286,862
36,900	@	Siebel Systems, Inc.	371,952
16,950	@	Veritas Software Corp.	371,205
			24,270,266
		Telecommunications: 5.7%
23,250		Alltel Corp.	1,318,043
18,450	@	Avaya, Inc.	302,949
71,150		BellSouth Corp.	1,908,243
5,300		CenturyTel, Inc.	174,476
263,350	@	Cisco Systems, Inc.	4,927,278
11,200		Citizens Communications Co.	160,160
7,050	@	Comverse Technology, Inc.	149,954
56,350	@	Corning, Inc.	708,883
169,334	@,L	Lucent Technologies, Inc.	665,483
149,150		Motorola, Inc.	2,872,628
48,050	@	Nextel Communications, Inc.	1,367,503
63,600		QUALCOMM, Inc.	2,647,032
134,300		SBC Communications, Inc.	3,380,330
6,150		Scientific-Atlanta, Inc.	182,163
56,750		Sprint Corp.	1,294,468
16,650	@,L	Tellabs, Inc.	142,358
112,200		Verizon Communications, Inc.	4,626,005
			26,827,956
		Textiles: 0.1%
7,000		Cintas Corp.	313,040
			313,040

Shares			Value
		Toys/Games/Hobbies: 0.1%
11,000	L	Hasbro, Inc.	$209,330
15,950		Mattel, Inc.	302,253
			511,583
		Transportation: 1.7%
15,400		Burlington Northern Santa Fe Corp.	693,616
8,800		CSX Corp.	335,544
20,110		FedEx Corp.	1,911,053
27,000		Norfolk Southern Corp.	926,910
2,550		Ryder System, Inc.	136,782
4,150		Union Pacific Corp.	263,276
44,250		United Parcel Service, Inc.	3,723,638
			7,990,819
		Total Common Stock (Cost $365,334,482)	470,734,003
Principal Amount			Value

SHORT-TERM INVESTMENTS: 2.8%

	Repurchase Agreement: 0.3%
$1,428,000	Morgan Stanley Repurchase
	Agreement 11/30/04, 2.070%, due
	12/01/04, $1,428,082 to be received
	upon repurchase (Collateralized by
	$1,485,000 Federal National
	Mortgage Association, 4.625%,
	Market Value plus accrued interest
	$1,460,833, due 05/01/13)		1,428,000
	Total Repurchase Agreement (Cost $1,428,000)		1,428,000
	Securities Lending CollateralCC: 2.5%
11,770,996	The Bank of New York Institutional
	Cash Reserve Fund		11,770,996
	Total Securities Lending Collateral (Cost $11,770,996)		11,770,996
	Total Short-Term Investments (Cost $13,198,996)		13,198,996
	Total Investments In Securities (Cost $378,533,478)	102.1%	$483,932,999
	Other Assets and Liabilities-Net	(2.1)	(9,958,148)
	Net Assets	100.0%	$473,974,851

@  Non-income producing security

@@  Foreign issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

*  Cost for federal income tax purposes is $396,564,490. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$92,377,162
Gross Unrealized Depreciation	(5,008,653)
Net Unrealized Appreciation	$87,368,509

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.6%
		Advertising: 0.5%
28,750		Catalina Marketing Corp.	$807,875
18,300		Harte-Hanks, Inc.	472,506
			1,280,381
		Aerospace/Defense: 1.1%
13,650	@	Alliant Techsystems, Inc.	899,126
22,150		L-3 Communications Holdings, Inc.	1,648,403
1,450	@	Sequa Corp.	86,565
			2,634,094
		Agriculture: 0.0%
2,200		Universal Corp.	107,096
			107,096
		Airlines: 0.3%
17,900	@,L	Airtran Holdings, Inc.	211,578
15,000	@	Alaska Air Group, Inc.	468,450
			680,028
		Apparel: 0.2%
7,100	@	Timberland Co.	449,643
			449,643
		Auto Parts and Equipment: 1.0%
3,450		Bandag, Inc.	172,052
10,950		BorgWarner, Inc.	548,157
15,000		Lear Corp.	869,999
18,491		Modine Manufacturing Co.	594,486
5,150	L	Superior Industries Intl., Inc.	145,488
			2,330,182
		Banks: 6.0%
45,894		Associated Banc-Corp	1,525,057
29,500		Bank of Hawaii Corp.	1,432,225
37,150		Banknorth Group, Inc.	1,336,286
10,450		City National Corp.	714,780
72,426		Colonial BancGroup, Inc.	1,537,603
17,200	L	Commerce Bancorp, Inc.	1,074,484
25,550		Compass Bancshares, Inc.	1,189,608
10,704		Cullen/Frost Bankers, Inc.	512,829
7,150		FirstMerit Corp.	195,696
4,400		Greater Bay BanCorp	127,820
54,500		Hibernia Corp.	1,576,139
23,400	L	Investors Financial Services Corp.	1,025,856
16,004		Mercantile Bankshares Corp.	824,206
2,950	@	Silicon Valley Bancshares	123,841
28,500		TCF Financial Corp.	880,935
6,200	L	Westamerica Bancorporation	360,592
5,850		Wilmington Trust Corp.	211,478
			14,649,435
		Beverages: 0.7%
21,400	@,L	Constellation Brands, Inc.	956,580
29,800		PepsiAmericas, Inc.	629,078
			1,585,658
		Biotechnology: 1.5%
36,200	@,L	Charles River Laboratories Intl., Inc.	1,692,350
11,600	@,L	Invitrogen Corp.	701,800
63,850	@,L	Millennium Pharmaceuticals, Inc.	805,787

Shares			Value
18,850	@,L	Protein Design Labs, Inc.	$341,562
12,800	@,L	Vertex Pharmaceuticals, Inc.	135,936
			3,677,435
		Building Materials: 0.2%
9,100		Martin Marietta Materials, Inc.	457,275
			457,275
		Chemicals: 2.6%
15,500		Airgas, Inc.	411,990
8,950		Albemarle Corp.	356,568
23,050	L	Cabot Corp.	867,833
2,050	@	Cabot Microelectronics Corp.	75,748
24,000		Crompton Corp.	269,040
8,400		Cytec Industries, Inc.	408,324
7,550		Ferro Corp.	172,744
19,900	@	FMC Corp.	986,044
14,000		Lubrizol Corp.	483,700
36,500		Lyondell Chemical Co.	1,024,189
1,600		Minerals Technologies, Inc.	106,160
23,250		RPM Intl., Inc.	429,893
9,100	L	Sensient Technologies Corp.	209,755
10,562		Valspar Corp.	509,300
			6,311,288
		Coal: 0.6%
5,250		Arch Coal, Inc.	200,550
13,850		Peabody Energy Corp.	1,149,550
			1,350,100
		Commercial Services: 4.2%
31,242		Adesa, Inc.	623,590
42,700	@	Alliance Data Systems Corp.	1,831,829
4,800		Banta Corp.	213,600
22,150	@	Career Education Corp.	861,634
18,050	@	ChoicePoint, Inc.	791,493
5,950	@	DeVry, Inc.	100,317
15,650	@	Education Management Corp.	518,641
7,850	@,L	First Health Group Corp.	139,887
23,750	@,L	Gartner, Inc.	282,625
17,050	@	ITT Educational Services, Inc.	813,797
6,900		Kelly Services, Inc.	209,760
13,450	@	Korn/Ferry Intl.	250,574
3,850	@	Laureate Education, Inc.	151,652
18,600		Manpower, Inc.	899,681
16,800		MoneyGram Intl., Inc.	359,352
23,150	@	MPS Group, Inc.	260,669
26,300	@,L	Quanta Services, Inc.	202,773
15,050	@	Rent-A-Center, Inc.	383,625
16,451		Rollins, Inc.	403,872
32,950	@,L	Sotheby's Holdings, Inc.	516,656
6,650	@,L	United Rentals, Inc.	118,836
9,700	@,L	Valassis Communications, Inc.	329,315
			10,264,178
		Computers: 4.1%
43,800	@	BISYS Group, Inc.	701,238
54,700	@,L	Cadence Design Systems, Inc.	751,578
31,550	@	Ceridian Corp.	596,611
27,700	@	Cognizant Technology Solutions Corp.	1,056,201
15,200		Diebold, Inc.	808,640
17,650	@	DST Systems, Inc.	860,438
7,800		Imation Corp.	251,238

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
50,616		Jack Henry & Associates, Inc.	$975,876
16,800	@,L	McData Corp.	94,920
16,575		National Instruments Corp.	474,045
12,500		Reynolds & Reynolds Co.	296,625
33,650	@,L	Sandisk Corp.	759,817
60,350	@	Storage Technology Corp.	1,758,598
33,500	@	Synopsys, Inc.	590,605
			9,976,430
		Distribution/Wholesale: 0.8%
17,200		CDW Corp.	1,130,384
6,050	L	Fastenal Co.	370,018
11,800	@	Tech Data Corp.	535,602
			2,036,004
		Diversified Financial Services: 2.3%
6,900		AG Edwards, Inc.	269,790
85,250	@	AmeriCredit Corp.	1,785,135
14,700		Eaton Vance Corp.	704,865
12,400	L	IndyMac Bancorp, Inc.	402,876
10,649	L	Jefferies Group, Inc.	432,562
21,525		Legg Mason, Inc.	1,466,714
14,650		Raymond James Financial, Inc.	433,347
6,900		Waddell & Reed Financial, Inc.	156,630
			5,651,919
		Electric: 4.1%
22,650		Alliant Energy Corp.	617,892
2,800		Black Hills Corp.	85,988
26,550	@	DPL, Inc.	636,669
13,550		Duquesne Light Holdings, Inc.	239,022
29,100		Energy East Corp.	732,447
15,450		Great Plains Energy, Inc.	457,475
15,700	L	Hawaiian Electric Industries, Inc.	443,525
8,350		Idacorp, Inc.	269,037
23,633		MDU Resources Group, Inc.	645,417
27,050		Northeast Utilities	493,122
10,750		NSTAR	544,488
17,466		OGE Energy Corp.	451,496
40,200		Pepco Holdings, Inc.	857,867
11,325		PNM Resources, Inc.	288,108
20,050		Puget Energy, Inc.	471,175
23,750		SCANA Corp.	910,099
23,100	@,L	Sierra Pacific Resources	236,775
18,050		Westar Energy, Inc.	399,808
24,300		Wisconsin Energy Corp.	808,461
7,600		WPS Resources Corp.	367,460
			9,956,331
		Electrical Components and Equipment: 1.1%
23,950		Ametek, Inc.	782,686
27,350	@	Energizer Holdings, Inc.	1,277,245
12,953		Hubbell, Inc.	629,516
			2,689,447
		Electronics: 1.6%
18,650	@	Amphenol Corp.	654,802
22,846	@	Arrow Electronics, Inc.	560,412
10,400	@	Avnet, Inc.	191,360
15,450	L	Gentex Corp.	499,344
32,467	@	Thomas & Betts Corp.	1,027,256

Shares			Value
12,421	@	Varian, Inc.	$465,166
36,850	@	Vishay Intertechnology, Inc.	538,379
			3,936,719
		Engineering and Construction: 0.4%
9,950	@	Dycom Industries, Inc.	289,943
8,200	L	Granite Construction, Inc.	217,628
11,300	@	Jacobs Engineering Group, Inc.	519,461
			1,027,032
		Entertainment: 0.8%
23,400	L	GTECH Holdings Corp.	565,110
19,800		International Speedway Corp.	968,022
8,950	@	Macrovision Corp.	237,623
12,200	@	Six Flags, Inc.	59,292
			1,830,047
		Environmental Control: 0.5%
32,450		Republic Services, Inc.	1,021,850
3,350	@	Stericycle, Inc.	139,997
			1,161,847
		Food: 2.5%
33,950	@	Dean Foods Co.	1,075,197
29,738		Hormel Foods Corp.	910,280
4,978		JM Smucker Co.	226,399
20,314		Ruddick Corp.	443,048
23,200	@	Smithfield Foods, Inc.	673,960
10,711		Tootsie Roll Industries, Inc.	332,577
74,423		Tyson Foods, Inc.	1,219,793
13,400		Whole Foods Market, Inc.	1,216,318
			6,097,572
		Forest Products and Paper: 0.5%
4,750		Bowater, Inc.	192,423
10,400		Longview Fibre Co.	180,752
8,450		P. H. Glatfelter Co.	121,511
16,600		Potlatch Corp.	841,951
1	@@,L	Stora Enso Oyj ADR	16
			1,336,653
		Gas: 0.7%
16,512		AGL Resources, Inc.	548,033
21,100	L	Oneok, Inc.	589,112
16,300		WGL Holdings, Inc.	494,216
			1,631,361
		Hand/Machine Tools: 0.2%
8,100		Kennametal, Inc.	415,530
			415,530
		Healthcare-Products: 4.0%
13,300	L	Beckman Coulter, Inc.	870,618
62,350	@	Cytyc Corp.	1,673,474
16,950		Dentsply Intl., Inc.	891,740
11,750	@	Edwards Lifesciences Corp.	441,918
9,050	@,L	Henry Schein, Inc.	589,879
12,250		Hillenbrand Industries, Inc.	673,750
6,900	@	Inamed Corp.	370,185
29,550	@,L	Patterson Cos., Inc.	1,207,413
13,200	@	Steris Corp.	302,016
59,950	@	Varian Medical Systems, Inc.	2,522,695
4,200	@	Visx, Inc.	108,612
			9,652,300

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services: 3.9%
4,200	@	Apria Healthcare Group, Inc.	$128,814
19,050	@,L	Community Health Systems, Inc.	526,733
34,750	@	Covance, Inc.	1,371,235
42,800	@,L	Coventry Health Care, Inc.	2,124,163
24,200	@	Health Net, Inc.	658,724
8,300	@	LifePoint Hospitals, Inc.	305,274
36,550	@	Lincare Holdings, Inc.	1,410,465
43,150	@,L	Pacificare Health Systems, Inc.	2,088,460
12,825	@,L	Renal Care Group, Inc.	427,073
12,450		Universal Health Services, Inc.	566,724
			9,607,665
		Holding Companies-Diversified: 0.4%
14,350	L	Leucadia National Corp.	899,745
			899,745
		Home Builders: 1.0%
19,850		DR Horton, Inc.	698,919
32,650	L	Lennar Corp.	1,466,964
10,600	L	Thor Industries, Inc.	354,040
			2,519,923
		Home Furnishings: 1.4%
9,850		Furniture Brands Intl., Inc.	239,257
26,050		Harman Intl. Industries, Inc.	3,200,242
			3,439,499
		Household Products/Wares: 1.0%
36,950	L	American Greetings Corp.	983,608
9,150		Blyth, Inc.	268,187
22,725		Church & Dwight, Inc.	709,475
6,750	@,L	Scotts Co.	462,713
4,900		Tupperware Corp.	91,728
			2,515,711
		Insurance: 6.7%
10,400	@	Allmerica Financial Corp.	338,520
26,057		American Financial Group, Inc.	820,274
14,450		AmerUs Group Co.	629,587
20,050		Arthur J Gallagher & Co.	614,533
13,900	L	Brown & Brown, Inc.	563,645
18,750	@@	Everest Re Group Ltd.	1,580,063
36,417		Fidelity National Financial, Inc.	1,561,925
32,000		First American Corp.	1,054,400
12,550	L	HCC Insurance Holdings, Inc.	415,907
9,450		Horace Mann Educators Corp.	179,550
34,550	@,L	Ohio Casualty Corp.	742,134
36,550		Old Republic Intl. Corp.	913,385
20,250	L	PMI Group, Inc.	833,895
15,300		Protective Life Corp.	640,305
32,300		Radian Group, Inc.	1,655,374
15,400		Stancorp Financial Group, Inc.	1,217,370
14,005	L	Unitrin, Inc.	667,198
41,775		WR Berkley Corp.	1,894,495
			16,322,560
		Internet: 1.6%
9,950	@	Avocent Corp.	377,404
18,700	@	Checkfree Corp.	692,835
14,150	@	Macromedia, Inc.	403,700
74,900	@,L	McAfee, Inc.	2,164,609
13,450	@	RSA Security, Inc.	284,468
			3,923,016

Shares			Value
		Lodging: 1.4%
32,000		Boyd Gaming Corp.	$1,176,320
66,950	@,L	Caesars Entertainment, Inc.	1,258,660
14,700	@	Mandalay Resort Group	1,024,590
			3,459,570
		Machinery-Diversified: 1.4%
19,000	@	AGCO Corp.	414,010
10,300	@	Flowserve Corp.	259,766
24,864		Graco, Inc.	910,520
7,300		Nordson, Corp.	277,838
3,450		Tecumseh Products Co.	157,976
26,575	@	Zebra Technologies Corp.	1,336,190
			3,356,300
		Media: 1.9%
24,250		Belo Corp.	611,585
4,600	@	Emmis Communications Corp.	85,054
4,000	@,L	Entercom Communications Corp.	144,080
9,650		Lee Enterprises, Inc.	460,112
5,100		Media General, Inc.	317,220
20,300		Reader's Digest Association, Inc.	290,290
8,250	@,L	Scholastic Corp.	271,755
2,050		Washington Post Co.	1,922,900
19,250	@	Westwood One, Inc.	431,585
			4,534,581
		Metal Fabricate/Hardware: 0.4%
13,500		Precision Castparts Corp.	875,340
			875,340
		Miscellaneous Manufacturing: 2.4%
11,050		Brink's Co.	426,641
5,850		Carlisle Cos., Inc.	349,889
17,500		Donaldson Co., Inc.	542,500
7,800		Harsco Corp.	414,570
20,536		Lancaster Colony Corp.	897,012
50,650	@	Pentair, Inc.	2,027,012
15,500		SPX Corp.	637,205
8,750		Teleflex, Inc.	441,875
			5,736,704
		Office Furnishings: 0.3%
13,950		Herman Miller, Inc.	342,654
11,750		HNI Corp.	498,082
			840,736
		Oil and Gas: 5.3%
31,400		ENSCO Intl., Inc.	983,134
11,650	@,L	Forest Oil Corp.	396,450
11,150		Helmerich & Payne, Inc.	363,825
36,650		Murphy Oil Corp.	3,126,611
22,700	@	Newfield Exploration Co.	1,426,695
21,000		Noble Energy, Inc.	1,339,590
31,550		Pioneer Natural Resources Co.	1,110,560
16,150	@	Plains Exploration & Production Co.	452,685
23,150		Pogo Producing Co.	1,169,075
29,200	@	Pride Intl., Inc.	571,152
53,550		XTO Energy, Inc.	1,946,542
			12,886,319

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas Services: 2.9%
11,350	@,L	Cooper Cameron Corp.	$592,357
14,350	@	FMC Technologies, Inc.	471,398
25,050	@	Grant Prideco, Inc.	539,828
15,750	@,L	Hanover Compressor Co.	229,950
16,700	@,L	National-Oilwell, Inc.	604,540
22,450	@	Smith Intl., Inc.	1,359,796
11,350		Tidewater, Inc.	385,106
19,650	@	Varco Intl., Inc.	584,391
41,500	@,L	Weatherford Intl. Ltd.	2,215,269
			6,982,635
		Packaging and Containers: 0.4%
21,100		Packaging Corp. of America	485,300
19,520		Sonoco Products Co.	555,149
			1,040,449
		Pharmaceuticals: 1.3%
22,300	@	Barr Pharmaceuticals, Inc.	870,814
11,500	@,L	Cephalon, Inc.	546,595
2,950	@	Par Pharmaceutical Cos., Inc.	116,407
15,300		Perrigo Co.	276,012
18,550	@,L	Sepracor, Inc.	825,661
7,250	L	Valeant Pharmaceuticals Intl.	175,523
17,250	@	VCA Antech, Inc.	320,160
			3,131,172
		Pipelines: 1.4%
12,300		Equitable Resources, Inc.	731,850
45,899		National Fuel Gas Co.	1,294,351
17,550		Questar Corp.	891,716
14,200		Western Gas Resources, Inc.	440,200
			3,358,117
		Real Estate Investment Trusts: 2.1%
17,800		AMB Property Corp.	711,110
21,100	L	Developers Diversified Realty Corp.	908,355
11,450		Highwoods Properties, Inc.	296,212
13,250		Hospitality Properties Trust	595,455
18,000		Liberty Property Trust	738,000
12,750		Mack-Cali Realty Corp.	557,685
22,200		New Plan Excel Realty Trust	587,856
9,423		Rayonier, Inc.	449,948
11,000		United Dominion Realty Trust, Inc.	252,890
			5,097,511
		Retail: 8.2%
5,850	@	99 Cents Only Stores	87,282
47,600		Abercrombie & Fitch Co.	2,168,179
11,000	@	Aeropostale, Inc.	313,500
37,950		American Eagle Outfitters, Inc.	1,585,171
15,125	@	AnnTaylor Stores Corp.	331,843
15,675		Applebees Intl., Inc.	402,848
38,150	@,L	Barnes & Noble, Inc.	1,033,102
25,150	@,L	BJ's Wholesale Club, Inc.	746,704
3,000		Bob Evans Farms, Inc.	75,750
15,850		Borders Group, Inc.	361,063
19,350	@	Brinker Intl., Inc.	660,416
4,100		CBRL Group, Inc.	167,157
3,850	@	Cheesecake Factory, Inc.	188,227
19,150	@,L	Chico's FAS, Inc.	739,190
54,550		Claire's Stores, Inc.	1,110,092

Shares			Value
18,250	@	Copart, Inc.	$394,200
24,600	@,L	Dollar Tree Stores, Inc.	684,618
31,800		Foot Locker, Inc.	826,164
70,400		Michaels Stores, Inc.	1,924,031
11,500	@,L	O'Reilly Automotive, Inc.	500,710
15,700	L	Outback Steakhouse, Inc.	679,810
15,150	@	Pacific Sunwear of California, Inc.	336,482
13,750	@,L	Payless Shoesource, Inc.	160,600
30,850	L	PETsMART, Inc.	1,057,229
9,350		Regis Corp.	417,478
31,700		Ross Stores, Inc.	852,730
11,950	L	Ruby Tuesday, Inc.	329,223
28,650	@	Urban Outfitters, Inc.	1,217,624
23,800	@	Williams-Sonoma, Inc.	871,318
			20,222,741
		Savings and Loans: 0.8%
15,000		Astoria Financial Corp.	622,500
17,300		Independence Community Bank Corp.	734,904
15,885		Washington Federal, Inc.	428,418
4,150		Webster Financial Corp.	207,708
			1,993,530
		Semiconductors: 2.3%
91,850	@	Atmel Corp.	326,068
25,850	@,L	Cree, Inc.	924,913
10,050	@	Fairchild Semiconductor Intl., Inc.	153,765
15,200	@,L	Integrated Circuit Systems, Inc.	359,328
19,850	@	Integrated Device Technology, Inc.	225,298
13,650	@,L	International Rectifier Corp.	577,941
32,650		Intersil Corp.	525,665
26,400	@,L	Lam Research Corp.	686,664
19,150	@	Lattice Semiconductor Corp.	102,223
14,250	@,L	Micrel, Inc.	152,190
45,000		Microchip Technology, Inc.	1,268,099
6,000	@	Semtech Corp.	122,820
4,300	@	Silicon Laboratories, Inc.	129,602
			5,554,576
		Software: 3.1%
28,575	@	Activision, Inc.	449,199
18,200	L	Acxiom Corp.	460,278
11,550	@	Advent Software, Inc.	231,116
12,050		Certegy, Inc.	414,520
11,100	@,L	CSG Systems Intl., Inc.	201,687
24,988	@	Dun & Bradstreet Corp.	1,483,287
25,725		Fair Isaac Corp.	853,556
12,700	@	Keane, Inc.	196,850
36,250		SEI Investments Co.	1,417,737
52,550	@	Sybase, Inc.	905,436
13,228	@	Transaction Systems Architects, Inc.	271,439
46,850	@	Wind River Systems, Inc.	566,885
			7,451,990
		Telecommunications: 2.2%
6,800		Adtran, Inc.	152,388
2,698	@	Advanced Fibre Communications, Inc.	44,112
31,150	@,L	CommScope, Inc.	601,818

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications (continued)
22,950		Harris Corp.	$1,519,061
6,650	@	Newport Corp.	82,061
10,000		Plantronics, Inc.	411,900
37,300	@	Polycom, Inc.	851,932
9,000	@,L	Powerwave Technologies, Inc.	72,792
36,050	@,L	RF Micro Devices, Inc.	250,908
18,000		Telephone & Data Systems, Inc.	1,395,000
			5,381,972
		Textiles: 0.5%
14,550	@,L	Mohawk Industries, Inc.	1,276,035
			1,276,035
		Transportation: 2.6%
7,700		Alexander & Baldwin, Inc.	325,787
17,550		CH Robinson Worldwide, Inc.	943,313
28,200		CNF, Inc.	1,318,350
21,850		Expeditors Intl. Washington, Inc.	1,163,731
16,100		J.B. Hunt Transport Services, Inc.	647,220
20,900		Overseas Shipholding Group, Inc.	1,372,920
16,350	@,L	Swift Transportation Co., Inc.	318,662
15,425		Werner Enterprises, Inc.	347,063
			6,437,046
		Trucking and Leasing: 0.1%
9,500		GATX Corp.	279,680
			279,680
		Water: 0.1%
7,950		Aqua America, Inc.	188,574
			188,574
		Total Common Stock (Cost $198,324,388)	242,489,682
Principal Amount			Value

SHORT-TERM INVESTMENTS: 14.3%

	Repurchase Agreement: 1.7%
$4,066,000	Goldman Sachs Repurchase
	Agreement dated 11/30/04, 2.060%,
	due 12/01/04, $4,066,233 to be
	received upon repurchase
	(Collateralized by $4,112,000
	Federal Home Loan Bank,
	3.200-5.500% Market Value plus
	accrued interest $4,147,928 due
	06/15/06-11/29/06)	4,066,000
	Total Repurchase Agreement (Cost $4,066,000)	4,066,000

Principal Amount			Value
	Securities Lending CollateralCC: 12.6%
$30,671,411	The Bank of New York Institutional
	Cash Reserve Fund		$30,671,411
	Total Securities Lending Collateral (Cost $30,671,411)		30,671,411
	Total Short-Term Investments (Cost $34,737,411)		34,737,411
	Total Investments In Securities (Cost $233,061,799)*	113.9%	$277,227,093
	Other Assets and Liabilities-Net	(13.9)	(33,903,603)
	Net Assets	100.0%	$243,323,490

@  Non-income producing security

@@  Foreign issuer

L  Loaned security, a portion or all of the security is on loan November 30,2004.

cc  Securities purchased with cash collateral for securities loaned.

*  Cost for federal income tax purposes is $236,118,695. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,089,606
Gross Unrealized Depreciation	(1,981,208)
Net Unrealized Appreciation	$41,108,398

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.4%
		Advertising: 0.3%
9,105		Advo, Inc.	$319,677
			319,677
		Aerospace/Defense: 2.5%
5,000	@	AAR Corp.	68,350
9,600	@	Armor Holdings, Inc.	414,432
3,800		Curtiss-Wright Corp.	226,480
13,030	@	DRS Technologies, Inc.	556,641
3,540		EDO Corp.	107,864
1,770		Engineered Support Systems, Inc.	97,350
3,690	@	Esterline Technologies Corp.	131,364
4,450		Kaman Corp.	53,400
12,250	@	Moog, Inc.	514,745
10,260	@	Teledyne Technologies, Inc.	304,722
3,150	@	Triumph Group, Inc.	127,764
			2,603,112
		Agriculture: 0.2%
6,260		Delta & Pine Land Co.	167,142
8,510		Dimon, Inc.	55,400
			222,542
		Airlines: 0.2%
8,750	@,L	Mesa Air Group, Inc.	61,425
9,800		Skywest, Inc.	186,494
			247,919
		Apparel: 2.3%
1,900	@	Ashworth, Inc.	17,195
4,880	@	Gymboree Corp.	57,535
990		Haggar Corp.	21,879
15,840		K-Swiss, Inc.	429,137
8,100	L	Kellwood Co.	281,961
2,081		Oshkosh B'Gosh, Inc.	42,661
2,720		Oxford Industries, Inc.	110,976
14,480		Phillips-Van Heusen Corp.	395,304
9,700	@	Quiksilver, Inc.	287,605
5,110		Russell Corp.	93,717
6,610		Stride Rite Corp.	72,776
18,830		Wolverine World Wide, Inc.	563,959
			2,374,705
		Auto Manufacturers: 0.5%
6,130		Oshkosh Truck Corp.	385,087
5,730	@	Wabash National Corp.	142,505
			527,592
		Auto Parts and Equipment: 0.1%
3,580		Standard Motor Products, Inc.	55,812
			55,812
		Banks: 7.0%
8,168		Chittenden Corp.	240,793
5,300		Community Bank System, Inc.	146,810
8,750		East-West Bancorp, Inc.	362,863
14,905	@@	First Bancorp Puerto Rico	955,708
8,010		First Midwest Bancorp, Inc.	300,695
2,572		First Republic Bank	132,175
32,580		Fremont General Corp.	775,404
6,400		Gold Banc Corp., Inc.	95,744
7,520		Hudson United BanCorp	305,688
7,980	L	Irwin Financial Corp.	212,348

Shares			Value
3,700	L	Nara Bancorp, Inc.	$76,812
6,150		PrivateBancorp, Inc.	211,806
5,588		Provident Bankshares Corp.	205,303
21,006		Republic Bancorp, Inc.	326,433
19,890		South Financial Group, Inc.	630,215
11,650		Southwest Bancorp of Texas, Inc.	284,959
13,193		Sterling Bancshares, Inc.	192,354
7,760		Susquehanna Bancshares, Inc.	201,760
12,686		Trustco Bank Corp.	178,873
8,150		UCBH Holdings, Inc.	369,521
7,500		Umpqua Holdings Corp.	191,775
7,460		United Bankshares, Inc.	285,494
6,780		Whitney Holding Corp.	312,829
3,510		Wintrust Financial Corp.	210,038
			7,206,400
		Biotechnology: 0.4%
13,230	@	Arqule, Inc.	73,294
1,760		Cambrex Corp.	43,648
4,920	@,L	Integra LifeSciences Holdings Corp.	167,231
15,160	@,L	Regeneron Pharmaceuticals, Inc.	139,775
6,700	@,L	Savient Pharmaceuticals, Inc.	14,740
			438,688
		Building Materials: 1.5%
1,840		Apogee Enterprises, Inc.	26,827
7,735		Florida Rock Industries, Inc.	435,481
4,132	L	Lennox Intl., Inc.	74,335
8,364		Simpson Manufacturing Co., Inc.	281,030
9,850		Texas Industries, Inc.	590,999
2,960		Universal Forest Products, Inc.	127,754
			1,536,426
		Chemicals: 1.9%
4,760		A. Schulman, Inc.	102,102
3,750		Arch Chemicals, Inc.	109,500
13,350		Georgia Gulf Corp.	768,692
2,150		HB Fuller Co.	61,533
5,160		Macdermid, Inc.	189,991
12,750	@	OM Group, Inc.	391,935
16,077	@	Omnova Solutions, Inc.	91,800
1,620		Penford Corp.	27,216
26,350	@	PolyOne Corp.	243,211
950		Quaker Chemical Corp.	22,990
			2,008,970
		Coal: 0.4%
12,950		Massey Energy Co.	454,804
			454,804
		Commercial Services: 3.8%
8,500		Aaron Rents, Inc.	206,209
8,230		ABM Industries, Inc.	180,649
11,500	@	Administaff, Inc.	171,350
5,380	@	Arbitron, Inc.	201,320
6,100		Bowne & Co., Inc.	93,940
5,170		Central Parking Corp.	78,481
3,640		Chemed Corp.	225,825
3,840	@,L	Coinstar, Inc.	99,917
6,600	@	Consolidated Graphics, Inc.	312,179
2,840		CPI Corp.	40,186
5,250	@,L	Cross Country Healthcare, Inc.	93,188
3,400	@	Heidrick & Struggles Intl., Inc.	116,960

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
8,970		Hooper Holmes, Inc.	$47,093
2,140	@	Insurance Auto Auctions, Inc.	47,487
18,770	@	Labor Ready, Inc.	298,067
4,230	@	Maximus, Inc.	132,526
2,950	@	Midas, Inc.	56,965
5,610	@	NCO Group, Inc.	140,867
2,600	@	On Assignment, Inc.	13,572
4,410	@,L	Parexel Intl. Corp.	90,978
10,110	@	Pharmaceutical Product Development, Inc.	425,731
2,650	L	Pre-Paid Legal Services, Inc.	90,763
10,970	@,L	PRG-Schultz Intl., Inc.	59,238
2,700	@,L	SFBC Intl., Inc.	104,841
2,570	@	SourceCorp., Inc.	42,739
1,350		Startek, Inc.	38,826
4,870	@,L	Vertrue, Inc.	168,989
3,750	L	Viad Corp.	89,963
2,600	@	Volt Information Sciences, Inc.	79,300
5,500		Watson Wyatt & Co. Holdings	146,630
			3,894,779
		Computers: 3.0%
15,450		Agilysys, Inc.	255,389
4,950	@	Brooktrout, Inc.	60,687
9,420	@	CACI Intl., Inc.	585,264
7,650	@	Carreker Corp.	64,566
7,300	@	Catapult Communications Corp.	198,122
9,790	@,L	Ciber, Inc.	91,341
5,980		Factset Research Systems, Inc.	308,867
4,820	@,L	Hutchinson Technology, Inc.	157,951
5,452	@	Kronos, Inc.	275,544
5,110	@	Manhattan Associates, Inc.	124,173
3,750	@	Mercury Computer Systems, Inc.	118,125
6,260	@	Micros Systems, Inc.	459,296
4,050	@	Nyfix, Inc.	25,880
4,040	@	Radiant Systems, Inc.	25,210
4,660	@	Radisys Corp.	65,659
4,350	@	Synaptics, Inc.	167,040
2,510		Talx Corp.	73,794
			3,056,908
		Distribution/Wholesale: 1.5%
1,400		Advanced Marketing Services	15,050
2,540		Building Material Holding Corp.	92,583
11,400		Hughes Supply, Inc.	374,833
6,400		Owens & Minor, Inc.	177,600
2,550	@	Scansource, Inc.	164,985
9,412		SCP Pool Corp.	296,760
6,000	@	United Stationers, Inc.	287,280
4,660		Watsco, Inc.	154,106
			1,563,197
		Diversified Financial Services: 0.5%
3,150	@,L	Financial Federal Corp.	121,149
7,250	@	Investment Technology Group, Inc.	121,510
3,300	@,L	Piper Jaffray Cos.	151,832
2,440		SWS Group, Inc.	51,582
3,350	@	World Acceptance Corp.	86,397
			532,470

Shares			Value
		Electric: 1.0%
9,740		Avista Corp.	$173,372
2,510		Central Vermont Public Service Corp.	56,676
3,250		CH Energy Group, Inc.	151,028
9,180		Cleco Corp.	181,763
9,050	@	El Paso Electric Co.	162,448
1,300		Green Mountain Power Corp.	35,295
2,770		UIL Holdings Corp.	148,084
6,560	L	Unisource Energy Corp.	159,998
			1,068,664
		Electrical Components and Equipment: 1.1%
2,700	@	Artesyn Technologies, Inc.	25,704
8,730		Belden CDT, Inc.	202,449
4,220		C&D Technologies, Inc.	73,133
4,390	@	Intermagnetics General Corp.	129,373
7,050	@	Littelfuse, Inc.	275,091
9,350	@	Rayovac Corp.	277,508
3,151		Vicor Corp.	34,251
3,600	@	Wilson Greatbatch Technologies, Inc.	72,180
			1,089,689
		Electronics: 4.6%
2,500		Analogic Corp.	113,300
4,950		BEI Technologies, Inc.	145,283
5,200		Bel Fuse, Inc.	177,996
7,275	@	Benchmark Electronics, Inc.	254,989
11,093		Brady Corp.	677,782
6,208	@	Checkpoint Systems, Inc.	114,600
5,290	@	Coherent, Inc.	152,828
2,390	L	CTS Corp.	31,930
4,400	L	Cubic Corp.	112,200
2,950	@	Cymer, Inc.	89,739
3,200	@	Daktronics, Inc.	82,944
3,832	@	Dionex Corp.	219,918
5,250	@	Electro Scientific Industries, Inc.	101,955
2,370	@	FEI Co.	50,694
6,120	@	Flir Systems, Inc.	344,862
8,020	@	Invision Technologies, Inc.	388,810
4,870		Keithley Instruments, Inc.	92,140
6,000	@	Meade Instruments Corp.	19,020
6,440		Methode Electronics, Inc.	85,008
3,850		Park Electrochemical Corp.	81,197
13,220	@	Paxar Corp.	306,043
3,350	@	Rogers Corp.	158,958
2,400	@	SBS Technologies, Inc.	31,344
4,000	@,L	Sonic Solutions, Inc.	77,200
7,280	@	Technitrol, Inc.	125,580
9,325	@	Trimble Navigation Ltd.	294,390
5,820		Watts Industries, Inc.	178,267
2,044		Woodward Governor Co.	148,905
3,800		X-Rite, Inc.	56,658
			4,714,540
		Energy-Alternate Sources: 0.2%
5,600	@,L	Headwaters, Inc.	179,368
			179,368

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Engineering and Construction: 0.5%
4,550	@	Emcor Group, Inc.	$210,301
4,420	@	Insituform Technologies, Inc.	103,163
7,730	@	URS Corp.	232,209
			545,673
		Entertainment: 0.6%
9,170	@	Argosy Gaming Co.	426,955
5,600	@	Pinnacle Entertainment, Inc.	101,808
1,500	@,L	Shuffle Master, Inc.	69,045
			597,808
		Environmental Control: 0.3%
2,650	@,L	Imco Recycling, Inc.	42,824
8,175	@,L	Waste Connections, Inc.	278,441
			321,265
		Food: 2.3%
14,470		Corn Products Intl., Inc.	787,456
7,850		Flowers Foods, Inc.	239,660
5,760	@	Hain Celestial Group, Inc.	111,917
2,456		J&J Snack Foods Corp.	115,285
8,841		Lance, Inc.	164,796
5,350		Nash Finch Co.	198,539
7,420	@,L	Performance Food Group Co.	194,701
4,990	@	Ralcorp Holdings, Inc.	205,588
5,950	L	Sanderson Farms, Inc.	221,638
6,590	@	United Natural Foods, Inc.	185,377
			2,424,957
		Forest Products and Paper: 0.8%
5,750	@	Buckeye Technologies, Inc.	71,243
4,230	@	Caraustar Industries, Inc.	68,061
800		Deltic Timber Corp.	36,160
4,000		Pope & Talbot, Inc.	67,200
6,380		Rock-Tenn Co.	102,973
2,530		Schweitzer-Mauduit Intl., Inc.	87,437
24,150		Wausau-Mosinee Paper Corp.	433,492
			866,566
		Gas: 3.1%
13,690		Atmos Energy Corp.	369,493
10,740		Energen Corp.	621,416
3,380		Laclede Group, Inc.	108,836
2,150		New Jersey Resources Corp.	93,525
4,890		Northwest Natural Gas Co.	165,575
3,100	@,L	NUI Corp.	42,470
15,580	L	Piedmont Natural Gas Co.	366,286
16,492	@,L	Southern Union Co.	404,384
7,360		Southwest Gas Corp.	186,944
21,004		UGI Corp.	852,343
			3,211,272
		Hand/Machine Tools: 0.3%
5,680		Baldor Electric Co.	156,654
4,650		Regal-Beloit Corp.	131,177
			287,831
		Healthcare-Products: 5.5%
6,540	@,L	Advanced Medical Optics, Inc.	271,933
5,700	@	American Medical Systems Holdings, Inc.	217,512
2,950	@,L	Biosite, Inc.	164,286
4,610	@	Conmed Corp.	133,552
5,930	L	Cooper Cos., Inc.	412,312

Shares			Value
2,173		Datascope Corp.	$87,116
4,780		Diagnostic Products Corp.	231,352
6,200	@	DJ Orthopedics, Inc.	125,054
12,090	@	Haemonetics Corp.	421,940
3,300	@	Hologic, Inc.	82,467
2,010	@,L	ICU Medical, Inc.	50,150
6,240	@	Idexx Laboratories, Inc.	321,984
9,275	@	Immucor, Inc.	298,191
5,230		Invacare Corp.	264,167
2,150	@,L	Kensey Nash Corp.	67,209
7,910		Mentor Corp.	244,103
5,700	@	Merit Medical Systems, Inc.	64,752
1,700		PolyMedica Corp.	60,435
3,050	@	Possis Medical, Inc.	35,197
6,080	@	Resmed, Inc.	304,365
10,470	@	Respironics, Inc.	579,828
9,310	@	Sola Intl., Inc.	201,096
1,100	@	Surmodics, Inc.	33,110
11,870	@	Sybron Dental Specialties, Inc.	406,429
7,250	@	Techne Corp.	269,338
4,900	@	Viasys Healthcare, Inc.	91,238
5,550		Vital Signs, Inc.	207,626
			5,646,742
		Healthcare-Services: 3.6%
7,150	@	Amedisys, Inc.	235,378
5,450	@,L	American Healthways, Inc.	181,758
11,330	@	Amerigroup Corp.	781,769
5,120	@	Amsurg Corp.	131,635
9,775	@,L	Centene Corp.	522,962
4,450	@	Gentiva Health Services, Inc.	74,093
3,050	@,L	LabOne, Inc.	91,958
4,410	@	Pediatrix Medical Group, Inc.	274,743
9,040	@	Province Healthcare Co.	202,858
8,010	@,L	Rehabcare Group, Inc.	210,823
12,440	@	Sierra Health Services, Inc.	692,036
3,650	@,L	Sunrise Senior Living, Inc.	156,768
4,550	@	United Surgical Partners Intl., Inc.	179,589
			3,736,370
		Home Builders: 2.4%
11,750	@,L	Champion Enterprises, Inc.	134,890
2,175		Mdc Holdings, Inc.	164,648
2,450	@,L	Meritage Homes Corp.	229,320
5,350		Monaco Coach Corp.	106,465
2,060	@	NVR, Inc.	1,423,254
1,320		Skyline Corp.	54,582
2,400		Standard-Pacific Corp.	134,424
5,600		Winnebago Industries, Inc.	212,408
			2,459,991
		Home Furnishings: 0.4%
2,743		Bassett Furniture Industries, Inc.	54,065
6,510		Ethan Allen Interiors, Inc.	256,819
8,039		Fedders Corp.	24,117
3,500		La-Z-Boy, Inc.	53,725
			388,726
		Household Products/Wares: 0.7%
13,245	@	Fossil, Inc.	358,278
4,600		Harland John H. Co.	162,426
3,460		Russ Berrie & Co., Inc.	78,680
2,630		Wd-40 Co.	76,822
			676,206

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Housewares: 0.8%
1,800	@	Enesco Group, Inc.	$13,284
1,820		Libbey, Inc.	38,165
1,190		National Presto Industries, Inc.	54,026
10,250		Toro Co.	743,125
			848,600
		Insurance: 3.9%
9,192		Delphi Financial Group, Inc.	427,060
5,800		Hilb Rogal & Hamilton Co.	201,202
8,730		Landamerica Financial Group, Inc.	466,182
6,752	@	Philadelphia Consolidated Holding Co.	460,824
4,850		Presidential Life Corp.	81,044
8,750	@	Proassurance Corp.	341,688
4,090		RLI Corp.	170,349
253	@	SCPIE Holdings, Inc.	2,527
12,508		Selective Insurance Group, Inc.	560,233
5,420		Stewart Information Services Corp.	236,583
21,340		UICI	712,755
8,910		Zenith National Insurance Corp.	409,593
			4,070,040
		Internet: 1.2%
6,150	@,L	Digital Insight Corp.	100,399
8,100	@	Internet Security Systems, Inc.	196,100
4,150	@,L	j2 Global Communications, Inc.	144,628
6,340	@	PC-Tel, Inc.	51,164
12,050	@	Verity, Inc.	165,206
7,800	@,L	Webex Communications, Inc.	185,172
7,610	@	Websense, Inc.	365,736
			1,208,405
		Iron/Steel: 1.0%
3,900		Carpenter Technology Corp.	227,955
1,950	L	Cleveland-Cliffs, Inc.	188,955
1,800	@	Material Sciences Corp.	30,096
5,740		Reliance Steel & Aluminum Co.	229,083
4,000	L	Ryerson Tull, Inc.	64,720
8,350		Steel Dynamics, Inc.	338,426
			1,079,235
		Leisure Time: 1.1%
6,946		Arctic Cat, Inc.	185,528
2,630	@,L	K2, Inc.	44,394
15,100	L	Nautilus Group, Inc.	329,029
1,600	@	Pegasus Solutions, Inc.	18,704
7,900		Polaris Industries, Inc.	520,610
			1,098,265
		Lodging: 0.3%
6,240	@	Aztar Corp.	211,036
4,690		Marcus Corp.	107,167
			318,203
		Machinery-Construction and Mining: 0.1%
5,744	@	Astec Industries, Inc.	95,580
			95,580

Shares			Value
		Machinery-Diversified: 1.7%
5,400		Albany Intl. Corp.	$180,630
5,980		Applied Industrial Technologies, Inc.	249,067
3,658		Briggs & Stratton Corp.	143,467
8,280		Cognex Corp.	213,624
3,450	@	Gardner Denver, Inc.	118,680
5,110	@	Gerber Scientific, Inc.	40,114
8,800		IDEX Corp.	351,999
1,850		Lindsay Manufacturing Co.	52,059
4,750		Manitowoc Co.	177,413
4,650		Stewart & Stevenson Services, Inc.	93,000
3,250		Thomas Industries, Inc.	127,335
			1,747,388
		Media: 0.2%
2,550	@,L	4Kids Entertainment, Inc.	52,097
6,290		Thomas Nelson, Inc.	155,363
			207,460
		Metal Fabricate/Hardware: 1.8%
2,700	@	AM Castle & Co.	34,344
4,810		Commercial Metals Co.	218,085
8,300		Kaydon Corp.	269,584
4,648		Lawson Products, Inc.	227,055
10,940		Mueller Industries, Inc.	336,186
2,810		Quanex Corp.	165,790
16,050		Timken Co.	417,300
4,328		Valmont Industries, Inc.	108,027
4,350	@	Wolverine Tube, Inc.	46,197
			1,822,568
		Mining: 0.5%
4,500		AMCOL Intl. Corp.	90,900
3,150	@	Brush Engineered Materials, Inc.	61,425
5,380	@	Century Aluminum Co.	137,836
4,040	@	Commonwealth Industries, Inc.	52,884
9,000	@	RTI International Metals, Inc.	193,949
			536,994
		Miscellaneous Manufacturing: 1.9%
7,220		Acuity Brands, Inc.	212,485
2,150		AO Smith Corp.	64,608
6,090		AptarGroup, Inc.	320,030
4,010		Barnes Group, Inc.	104,982
4,640		Clarcor, Inc.	243,693
2,910	@	Cuno, Inc.	190,692
4,880	@	Griffon Corp.	122,390
1,470	@	Lydall, Inc.	16,435
1,100	@,X	MascoTech, Inc.	0
5,242		Myers Industries, Inc.	59,392
6,640		Roper Industries, Inc.	408,691
2,117		Standex Intl. Corp.	58,958
4,860		Sturm Ruger & Co., Inc.	44,129
6,300		Tredegar Corp.	117,369
			1,963,854
		Office Furnishings: 0.1%
8,100	@	Interface, Inc.	80,190
			80,190

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.3%
7,470	@	Global Imaging Systems, Inc.	$279,527
1,450	@	Imagistics Intl., Inc.	51,910
			331,437
		Oil and Gas: 3.7%
3,150	@	Atwood Oceanics, Inc.	165,155
6,100		Cabot Oil & Gas Corp.	295,118
12,540	@	Cimarex Energy Co.	503,856
8,200		Frontier Oil Corp.	218,530
12,086		Patina Oil & Gas Corp.	401,255
7,200	@	Petroleum Development Corp.	296,064
12,550	@	Remington Oil & Gas Corp.	363,323
6,950	@	Southwestern Energy Co.	381,555
6,650	@	Spinnaker Exploration Co.	241,196
5,160		St. Mary Land & Exploration Co.	221,828
8,120	@	Stone Energy Corp.	389,598
8,370	@	Swift Energy Co.	253,946
3,420	@	Unit Corp.	135,500
			3,866,924
		Oil and Gas Services: 2.1%
11,650	@	Cal Dive Intl., Inc.	501,650
2,950		Carbo Ceramics, Inc.	229,215
2,990	@	Dril-Quip, Inc.	71,371
7,030	@	Hydril Co.	329,777
4,800	@	Lone Star Technologies, Inc.	150,720
7,590	@,L	Maverick Tube Corp.	240,603
4,380	@	Oceaneering Intl., Inc.	168,192
3,120	@	Seacor Smit, Inc.	173,160
1,475	@	Tetra Technologies, Inc.	44,840
6,130	@	Veritas DGC, Inc.	143,442
5,200	@	W-H Energy Services, Inc.	118,872
			2,171,842
		Packaging and Containers: 0.1%
3,080		Chesapeake Corp.	83,129
			83,129
		Pharmaceuticals: 1.5%
8,165	@	Accredo Health, Inc.	221,027
14,910		Alpharma, Inc.	247,655
2,700	@,L	Bradley Pharmaceuticals, Inc.	47,790
10,260		Medicis Pharmaceutical Corp.	377,466
6,830		Natures Sunshine Prods, Inc.	114,334
10,720	@	NBTY, Inc.	279,363
7,140	@,L	Noven Pharmaceuticals, Inc.	130,519
3,200	@,L	Priority Healthcare Corp.	66,880
7,200	@	Theragenics Corp.	30,240
			1,515,274
		Real Estate Investment Trusts: 2.6%
6,360	L	Capital Automotive	214,396
4,800	L	Colonial Properties Trust	190,080
3,850		Commercial Net Lease Realty	78,271
1,950		Entertainment Properties Trust	83,675
2,900	L	Essex Property Trust, Inc.	233,537
5,500		Glenborough Realty Trust, Inc.	120,120
4,790		Kilroy Realty Corp.	193,612
8,000		Lexington Corporate Properties Trust	179,760
16,840		New Century Financial Corp	1,065,297
800		Parkway Properties, Inc.	40,080

Shares			Value
3,000		Shurgard Storage Centers, Inc.	$124,140
2,850		Sovran Self Storage, Inc.	120,384
			2,643,352
		Retail: 7.0%
2,860		Brown Shoe Co., Inc.	81,567
7,380		Burlington Coat Factory Warehouse Corp.	172,028
9,090		Casey's General Stores, Inc.	176,073
4,690	@	Cash America Intl., Inc.	120,299
9,200		Cato Corp.	245,456
11,635	@	CEC Entertainment, Inc.	473,428
4,200	@,L	Childrens Place Retail Stores, Inc.	132,972
6,380		Christopher & Banks Corp.	125,877
5,390	@	Dress Barn, Inc.	92,546
4,293	@	Electronics Boutique Holdings Corp.	167,212
15,100	@	GameStop Corp.	320,422
3,950	@	Genesco, Inc.	116,841
6,150		Goody's Family Clothing, Inc.	59,901
3,910	@,L	Group 1 Automotive, Inc.	115,384
4,550	@	Guitar Center, Inc.	220,129
3,990		Haverty Furniture Cos., Inc.	80,399
3,900	@	Hibbett Sporting Goods, Inc.	96,603
3,115	@	HOT Topic, Inc.	50,993
3,940		Ihop Corp.	166,938
3,210	@,L	Insight Enterprises, Inc.	64,938
8,920	@	J Jill Group, Inc.	154,048
17,040	@	Jack in The Box, Inc.	643,770
3,979	@	Jo-Ann Stores, Inc.	109,502
5,150		Landry's Restaurants, Inc.	152,183
4,140		Lone Star Steakhouse & Saloon, Inc.	111,739
6,950		Longs Drug Stores Corp.	185,565
5,910	@,L	Men's Wearhouse, Inc.	187,052
5,400		Movie Gallery, Inc.	94,122
3,130	@	O'Charleys, Inc.	59,470
2,480	@,L	Papa John's Intl., Inc.	88,214
4,460	@,L	PF Chang's China Bistro, Inc.	250,830
5,735	@	Rare Hospitality Intl., Inc.	171,821
6,960	@	Ryan's Restaurant Group, Inc.	106,279
3,890	@	School Specialty, Inc.	147,820
6,300	@,L	Select Comfort Corp.	122,787
4,940	@	Shopko Stores, Inc.	88,327
10,508	@	Sonic Corp.	306,518
4,490	@	Steak N Shake Co.	83,604
19,360	@	Stein Mart, Inc.	321,957
1,400	@	TBC Corp.	37,338
10,300	@	Too, Inc.	261,620
6,830	@	Tractor Supply Co.	216,648
10,826		Triarc Cos.	138,032
9,210	@	Zale Corp.	269,393
			7,388,645
		Savings and Loans: 2.2%
3,877		Anchor Bancorp Wisconsin, Inc.	113,247
10,150		BankAtlantic Bancorp, Inc.	192,850
13,968	@	Bankunited Financial Corp.	429,376
6,960		Commercial Federal Corp.	202,745
6,740		Dime Community Bancshares, Inc.	123,679
4,660		Downey Financial Corp.	269,068
2,820	@	Firstfed Financial Corp.	148,388
10,540	L	Flagstar Bancorp, Inc.	229,667

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings and Loans (continued)
2,450		MAF Bancorp, Inc.	$112,455
3,600	@	Sterling Financial Corp.	143,820
9,858	@,L	Waypoint Financial Corp.	273,757
			2,239,052
		Semiconductors: 1.5%
4,700	@	Actel Corp.	80,652
6,150	@	Alliance Semiconductor Corp.	21,525
2,350	@	ATMI, Inc.	54,097
7,450	@	Axcelis Technologies, Inc.	54,385
8,615	@	DSP Group, Inc.	191,081
1,550	@	Dupont Photomasks, Inc.	40,889
2,640	@	ESS Technology, Inc.	18,612
7,520	@	Exar Corp.	105,130
2,040		Helix Technology Corp.	30,743
8,550	@,L	Kulicke & Soffa Industries, Inc.	63,954
10,600	@,L	Microsemi Corp.	188,680
4,430	@,L	Pericom Semiconductor Corp.	38,895
5,900	@,L	Photronics, Inc.	111,156
11,050	@	Skyworks Solutions, Inc.	109,727
3,530	@	Standard Microsystems Corp.	86,767
4,080	@	Supertex, Inc.	88,740
6,580	@	Varian Semiconductor Equipment Associates, Inc.	233,721
2,450	@	Veeco Instruments, Inc.	47,506
			1,566,260
		Software: 4.5%
5,050	@	Altiris, Inc.	141,400
15,560	@	Ansys, Inc.	477,535
6,460	@,L	Avid Technology, Inc.	368,672
9,477	@	Captaris, Inc.	46,532
6,250	@,L	Cerner Corp.	329,500
4,440	@	Concord Communications, Inc.	41,248
7,030	@	Dendrite Intl., Inc.	120,002
10,400	@	Digi Intl., Inc.	160,056
16,000	@	eFunds Corp.	381,120
2,300	@,L	EPIQ Systems, Inc.	34,477
19,660	@	Filenet Corp.	527,084
7,210		Global Payments, Inc.	397,703
7,060	@	Hyperion Solutions Corp.	316,359
4,400		Inter-Tel, Inc.	124,608
5,090	@	JDA Software Group, Inc.	66,781
10,650	@	Mapinfo Corp.	127,268
4,810	@	MRO Software, Inc.	61,809
6,130		NDCHealth Corp.	115,734
8,560	@	Phoenix Technologies Ltd.	69,422
16,960	@	Progress Software Corp.	384,992
7,730	@,L	Serena Software, Inc.	161,171
3,000	@	SPSS, Inc.	47,970
7,300	@,L	THQ, Inc.	156,658
			4,658,101
		Storage/Warehousing: 0.0%
1,000	@	Mobile Mini, Inc.	30,290
			30,290
		Telecommunications: 1.7%
33,532	@	Adaptec, Inc.	261,550
13,660	@	Aeroflex, Inc.	167,335
7,000	@	Anixter Intl., Inc.	264,110
2,150		Applied Signal Technology, Inc.	81,614
2,880		Black Box Corp.	122,918

Shares			Value
770	@	Boston Communications Group, Inc.	$6,853
21,000	@	C-COR.net Corp.	187,950
6,850	@	Commonwealth Telephone Enterprises, Inc.	333,320
2,480	@	General Communication, Inc.	25,395
3,350	@	Intrado, Inc.	45,292
1,760	@	Network Equipment Technologies, Inc.	16,738
8,500	@,L	Symmetricom, Inc.	91,800
1,950	@	Tollgrade Communications, Inc.	20,846
4,500	@	Viasat, Inc.	93,915
			1,719,636
		Textiles: 0.3%
1,520		Angelica Corp.	38,532
6,116		G&K Services, Inc.	251,245
			289,777
		Toys/Games/Hobbies: 0.2%
5,970	@	Department 56, Inc.	101,072
8,130	@,L	Jakks Pacific, Inc.	151,381
			252,453
		Transportation: 3.6%
4,200		Arkansas Best Corp.	181,104
21,800	@	EGL, Inc.	735,531
6,380	@	Forward Air Corp.	295,713
13,300		Heartland Express, Inc.	292,068
4,100	@,L	Kansas City Southern	69,741
4,550	@	Kirby Corp.	207,116
9,675		Knight Transportation, Inc.	233,168
8,860	@	Landstar System, Inc.	624,718
10,400	@	Offshore Logistics, Inc.	394,160
5,050		USF Corp.	186,699
8,630	@,L	Yellow Roadway Corp.	456,096
			3,676,114
		Water: 0.0%
1,300		American States Water Co.	33,813
			33,813
		Total Common Stock (Cost $79,037,169)	102,802,550
WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
143	@	Timco Aviation Services	-
		Total Warrants (Cost $11)	-
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
		Distribution/Wholesale: 0.0%
$138	X	Timco Aviation Services, 8.000%, due 12/31/07	-
		Total Corporate Bonds/Notes (Cost $ -)	-
		Total Long-Term Investments (Cost $79,037,180)	102,802,550

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.0%
	Repurchase Agreement: 1.1%
$1,115,000	Morgan Stanley Repurchase
	Agreement dated 11/30/04, 2.060%,
	due 12/01/04, $1,107,124 to be
	received upon repurchase
	(Collateralized by $1,075,000
	Federal National Mortgage
	Corporation, 5.500% Market Value
	plus accrued interest $1,137,484
	due 07/15/06)		$1,115,000
	Total Repurchase Agreement (Cost $1,115,000)		1,115,000
	Securities Lending CollateralCC: 9.9%
10,232,473	The Bank of New York Institutional
	Cash Reserve Fund		10,232,473
	Total Securities Lending Collateral (Cost $10,232,473)		10,232,473
	Total Short-Term Investments (Cost $11,347,473)		11,347,473
	Total Investments In Securities (Cost $90,384,653)*	110.4%	$114,150,023
	Other Assets and Liabilities-Net	(10.4)	(10,728,252)
	Net Assets	100.0%	$103,421,771

@  Non-income producing security

@@  Foreign issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $91,407,847. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,624,408
Gross Unrealized Depreciation	(882,232)
Net Unrealized Appreciation	$22,742,176

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 69.6%
		Advertising: 0.1%
850		ADVO, Inc.	$29,844
1,430		Catalina Marketing Corp.	40,183
			70,027
		Aerospace/Defense: 1.7%
800	@	Armor Holdings, Inc.	34,536
14,500	@,@@	BAE Systems PLC	67,942
9,400		Boeing Co.	503,557
730	@	DRS Technologies, Inc.	31,186
3,150		General Dynamics Corp.	341,334
685		L-3 Communications Holdings, Inc.	50,978
695	@	Moog, Inc.	29,204
7,550		Raytheon Co.	304,567
980	@	Teledyne Technologies, Inc.	29,106
2,200		United Technologies Corp.	214,676
			1,607,086
		Agriculture: 0.8%
8,750		Altria Group, Inc.	503,038
3,900	@,@@	British American Tobacco PLC	65,235
4,400	@,@@	Swedish Match AB	49,770
3,409		UST, Inc.	150,098
			768,141
		Airlines: 0.1%
840	@	Alaska Air Group, Inc.	26,233
11,100	@,@@	British Airways PLC	46,876
			73,109
		Apparel: 0.9%
3,900	@	Coach, Inc.	194,376
1,020		K-Swiss, Inc.	27,634
790		Kellwood Co.	27,500
4,050		Nike, Inc.	342,873
3,000	@,@@	Onward Kashiyama Co., Ltd.	40,735
915		Phillips-Van Heusen Corp.	24,980
405	@	Quiksilver, Inc.	12,008
2,200		VF Corp.	118,778
1,020		Wolverine World Wide, Inc.	30,549
			819,433
		Auto Manufacturers: 0.8%
25,600	L	Ford Motor Co.	363,008
18,000	@,@@,L	Isuzu Motors Ltd.	53,482
250		Oshkosh Truck Corp.	15,705
3,450		PACCAR, Inc.	269,445
800	@,@@	Peugeot SA	48,884
			750,524
		Auto Parts and Equipment: 0.1%
2,000	@,@@	Bridgestone Corp.	36,164
5,000	@,@@	Calsonic Kansei Corp.	34,311
1,120		Modine Manufacturing Co.	36,008
			106,483
		Banks: 4.7%
1,260	@,@@	Alpha Bank AE	39,586
400	@,@@	Banco Itau Holding Financeira SA	25,784
6,900	@,@@	Banco Santander Central Hispano SA	82,774

Shares			Value
17,650		Bank of America Corp.	$816,665
1,085		Bank of Hawaii Corp.	52,677
3,100	@	Bank of Ireland	47,343
800	@,@@	Bank of Ireland	12,274
1,120		Banknorth Group, Inc.	40,286
2,600		Colonial Bancgroup, Inc.	55,198
3,750		Comerica, Inc.	230,625
500	L	Commerce Bancorp, Inc.	31,235
790		Compass Bancshares, Inc.	36,782
2,400	@,@@	Credit Agricole SA	71,068
3,400	@,@@	Depfa Bank PLC	55,118
360		East-West Bancorp, Inc.	14,929
770	@@	First Bancorp Puerto Rico	49,372
2,300	@,@@	Fortis	60,868
1,650		Fremont General Corp.	39,270
2,530		Hibernia Corp.	73,168
10,900	@,@@	HSBC Holdings PLC	185,517
320		Hudson United BanCorp	13,008
1,280		Investors Financial Services Corp.	56,115
885		Irwin Financial Corp.	23,550
8,300		KeyCorp.	276,306
700	@,@@,L	Kookmin Bank	26,222
9,000	@,@@	Mitsui Trust Holdings, Inc.	68,409
22	@,@@	Mizuho Financial Group, Inc.	95,487
9,668		National City Corp.	358,488
7,500	@,@@	Nordea AB	73,622
1,870		Republic Bancorp, Inc.	29,060
3,907	@,@@	Royal Bank of Scotland Group PLC	120,065
1,425		South Financial Group, Inc.	45,151
1,800	@,@@	St. George Bank Ltd.	33,656
1,536		Sterling Bancshares, Inc.	22,395
9,000	@,@@	Sumitomo Trust & Banking Co. Ltd.	59,958
7,900		U.S. Bancorp	234,077
1,460	@,@@	UBS AG	118,173
320		UCBH Holdings, Inc.	14,509
1,200		Umpqua Holdings Corp.	30,684
10,400	@,@@	UniCredito Italiano S.p.A.	57,372
7,000		Wachovia Corp.	362,249
7,150		Wells Fargo & Co.	441,655
290		Whitney Holding Corp.	13,381
			4,594,131
		Beverages: 1.2%
10,550		Coca-Cola Co.	414,721
15,050		PepsiCo, Inc.	751,145
			1,165,866
		Biotechnology: 0.4%
5,500	@	Amgen, Inc.	330,220
1,130	@	Arqule, Inc.	6,260
1,245	@	Charles River Laboratories Intl., Inc.	58,204
2,290	@	Regeneron Pharmaceuticals, Inc.	21,114
			415,798
		Building Materials: 0.1%
8,400	@,@@	Boral Ltd.	44,714
155		Florida Rock Industries, Inc.	8,727
360		Simpson Manufacturing Co., Inc.	12,096
550		Texas Industries, Inc.	33,000
			98,537

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals: 1.2%
1,200	@,@@	Akzo Nobel NV	$49,620
3,800		Dow Chemical Co.	191,786
700	@,@@	DSM NV	42,163
4,250		E.I. du Pont EI de Nemours & Co.	192,610
945	@	FMC Corp.	46,825
710		Georgia Gulf Corp.	40,882
1,160	L	Lyondell Chemical Co.	32,550
850		MacDermid, Inc.	31,297
23,000	@,@@	Mitsubishi Chemical Corp.	68,429
860	@	OM Group, Inc.	26,436
1,280	@	Omnova Solutions, Inc.	7,309
2,770	@	PolyOne Corp.	25,567
3,850		PPG Industries, Inc.	259,760
700	@@,#	Reliance Industries Ltd.	16,730
3,100		Sherwin-Williams Co.	138,260
			1,170,224
		Coal: 0.1%
580		Massey Energy Co.	20,370
1,050		Peabody Energy Corp.	87,150
			107,520
		Commercial Services: 0.8%
2,190		Adesa, Inc.	43,712
1,075	@	Administaff, Inc.	16,018
1,480	@	Alliance Data Systems Corp.	63,492
400		Chemed Corp.	24,816
490	@	Consolidated Graphics, Inc.	23,177
3,000	@,@@	Dai Nippon Printing Co., Ltd.	44,765
2,600		Equifax, Inc.	71,812
3,800		H&R Block, Inc.	181,260
1,050	@	ITT Educational Services, Inc.	50,117
1,280	@	Korn/Ferry Intl.	23,846
1,495	@,L	Labor Ready, Inc.	23,741
580		Manpower, Inc.	28,055
435	@	Pharmaceutical Product Development, Inc.	18,318
17,300	@,@@	Rentokil Initial PLC	46,934
1,379		Rollins, Inc.	33,854
2,080	@,L	Sotheby's Holdings	32,614
405	@,L	Vertrue, Inc.	14,054
			740,585
		Computers: 3.5%
1,190		Agilysys, Inc.	19,671
5,900	@	Apple Computer, Inc.	395,594
540	@	Brooktrout, Inc.	6,620
610	@	CACI Intl., Inc.	37,899
540	@	Catapult Communications Corp.	14,656
845	@	Cognizant Technology Solutions Corp.	32,220
21,250	@	Dell, Inc.	861,049
460		Diebold, Inc.	24,472
540	@	DST Systems, Inc.	26,325
215		FactSet Research Systems, Inc.	11,105
12,800		Hewlett-Packard Co.	256,000
12,400		International Business Machines Corp.	1,168,575
2,285		Jack Henry Associates, Inc.	44,055
220	@	Kronos, Inc.	11,119
475	@	Micros Systems, Inc.	34,851
440	@	SCM Microsystems, Inc.	1,500

Shares			Value
2,125	@	Storage Technology Corp.	$61,923
61,450	@	Sun Microsystems, Inc.	341,048
			3,348,682
		Cosmetics/Personal Care: 1.6%
11,750		Gillette Co.	511,008
19,650		Procter & Gamble Co.	1,050,882
			1,561,890
		Distribution/Wholesale: 0.4%
530		CDW Corp.	34,832
3,800		Genuine Parts Co.	164,958
460		Hughes Supply, Inc.	15,125
377		SCP Pool Corp.	11,887
230	@	United Stationers, Inc.	11,012
2,100		W.W. Grainger, Inc.	129,906
			367,720
		Diversified Financial Services: 3.4%
5,450		American Express Co.	303,620
2,905	@	AmeriCredit Corp.	60,831
4,050		Capital One Financial Corp.	318,249
4,700		CIT Group, Inc.	200,925
22,200		Citigroup, Inc.	993,449
9,998		Countrywide Financial Corp.	332,034
4,150		Fannie Mae	285,105
647		Legg Mason, Inc.	44,087
4,250		Lehman Brothers Holdings, Inc.	356,064
4,100		Merrill Lynch & Co., Inc.	228,411
6,100	@	Providian Financial Corp.	97,905
710	@,@@	Takefuji Corp.	46,262
			3,266,942
		Electric: 2.1%
11,700	@	AES Corp.	143,208
2,400	@,@@	Chubu Electric Power Co., Inc.	56,034
3,600		Constellation Energy Group, Inc.	157,320
1,400		Dominion Resources, Inc.	91,658
13,200		Duke Energy Corp.	333,695
700	@,@@	E.ON AG	58,948
6,300		Edison Intl.	200,970
2,900	@,@@	Endesa SA	62,477
6,500	@,@@	Enel S.p.A.	58,004
2,500		Exelon Corp.	104,275
1,287		IdaCorp., Inc.	41,467
3,690		Pepco Holdings, Inc.	78,745
3,737		PPL Corp.	194,137
800	@,@@	RWE AG	42,532
825		Scana Corp.	31,614
2,800		Southern Co.	91,812
4,450		TXU Corp.	279,549
870		Wisconsin Energy Corp.	28,945
			2,055,390
		Electrical Components and Equipment: 0.4%
1,510		AMETEK, Inc.	49,347
1,381	@	Energizer Holdings, Inc.	64,492
9,000	@,@@	Hitachi Ltd.	57,814
680	@	Littelfuse, Inc.	26,534
956	@,L	Rayovac Corp.	28,374
100	@,@@	Samsung Electronics Co. Ltd. GDR	20,452
5,000	@,@@	Sumitomo Electric Industries Ltd.	52,274
15,000	@,@@	Toshiba Corp.	63,563
			362,850

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Electronics: 0.3%
565		BEI Technologies, Inc.	$16,583
450		Bel Fuse, Inc.	15,404
295	@	Benchmark Electronics, Inc.	10,340
570		Brady Corp.	34,827
150	@	Dionex Corp.	8,609
240	@	FLIR Systems, Inc.	13,524
545	@	InVision Technologies, Inc.	26,422
617		Keithley Instruments, Inc.	11,674
3,250	@	Thermo Electron Corp.	98,312
1,500	@	Thomas & Betts Corp.	47,459
360	@	Trimble Navigation Ltd.	11,365
990	@	Varian, Inc.	37,075
			331,594
		Entertainment: 0.1%
700	@	Argosy Gaming Co.	32,592
1,100		International Speedway Corp.	53,779
			86,371
		Environmental Control: 0.0%
965		Republic Services, Inc.	30,388
340	@	Waste Connections, Inc.	11,580
			41,968
		Food: 0.8%
770		Corn Products Intl., Inc.	41,903
313		J&J Snack Foods Corp.	14,692
6,700	@,@@	Koninklijke Ahold NV	49,233
1,000	@,@@	Metro AG	50,439
480		Nash Finch Co.	17,813
1,520		Ruddick Corp.	33,151
655	L	Sanderson Farms, Inc.	24,399
3,200		SUPERVALU, Inc.	101,088
2,200		Tyson Foods, Inc.	36,058
8,300	@,@@	Unilever PLC	76,131
380		Whole Foods Market, Inc.	34,493
4,112		Wm. Wrigley Jr. Co.	282,905
			762,305
		Forest Products and Paper: 0.5%
1,900		Louisiana-Pacific Corp.	46,493
860		Potlatch Corp.	43,619
1,000		Temple-Inland, Inc.	59,590
1,529		Wausau-Mosinee Paper Corp.	27,446
4,350		Weyerhaeuser Co.	287,100
			464,248
		Gas: 0.4%
1,030		Atmos Energy Corp.	27,800
495		Energen Corp.	28,641
4,950	L	Sempra Energy	183,050
1,815		UGI Corp.	73,653
1,549		WGL Holdings, Inc.	46,966
			360,110
		Hand/Machine Tools: 0.2%
1,800		Black & Decker Corp.	151,362
			151,362
		Healthcare-Products: 2.4%
4,800		Becton Dickinson & Co.	262,943
250	L	Cooper Cos., Inc.	17,383
2,160	@	Cytyc Corp.	57,974

Shares			Value
500		Dentsply Intl., Inc.	$26,305
780	@	DJ Orthopedics, Inc.	15,733
800	@,@@	Fresenius Medical Care AG	62,618
760	@	Haemonetics Corp.	26,524
240	@	Idexx Laboratories, Inc.	12,384
21,300		Johnson & Johnson	1,284,815
5,100		Medtronic, Inc.	245,055
880	@,L	Patterson Cos., Inc.	35,957
240	@	ResMed, Inc.	12,014
720	@	Respironics, Inc.	39,874
4,100	@,@@	Smith & Nephew PLC	41,787
1,115	@	Sola Intl., Inc.	24,084
940	@	Sybron Dental Specialties, Inc.	32,186
310	@	Techne Corp.	11,517
2,020	@	Varian Medical Systems, Inc.	85,002
469		Vital Signs, Inc.	17,545
			2,311,700
		Healthcare-Services: 2.1%
2,750		Aetna, Inc.	325,903
550	@,L	Amedisys, Inc.	18,106
555	@	AMERIGROUP Corp.	38,295
2,800	@	Anthem, Inc.	283,724
550	@,L	Centene Corp.	29,425
1,305	@	Covance, Inc.	51,495
1,475	@	Coventry Health Care, Inc.	73,204
3,750	@	Humana, Inc.	93,075
1,450	@,L	PacifiCare Health Systems, Inc.	70,180
580	@	RehabCare Group, Inc.	15,266
640	@	Sierra Health Services, Inc.	35,603
630	@,L	Sunrise Senior Living, Inc.	27,059
7,050		UnitedHealth Group, Inc.	584,092
2,800	@	WellPoint Health Networks, Inc.	350,280
			1,995,707
		Holding Companies-Diversified: 0.1%
17,000	@,@@	Citic Pacific Ltd.	48,040
			48,040
		Home Builders: 0.1%
1,000		Lennar Corp.	44,930
100	@	NVR, Inc.	69,090
120		Standard-Pacific Corp.	6,721
			120,741
		Home Furnishings: 0.3%
1,900	@,@@	Electrolux AB	41,807
260	L	Ethan Allen Interiors, Inc.	10,257
924		Fedders Corp.	2,772
850		Harman Intl. Industries, Inc.	104,423
6,000	@,@@	Matsushita Electric Industrial Co., Ltd.	89,073
3,700	@,@@	Yamaha Corp.	52,059
			300,391
		Household Products/Wares: 0.4%
1,650		American Greetings Corp.	43,923
1,190		Blyth, Inc.	34,879
1,510		Church & Dwight, Inc.	47,142
4,450		Clorox Co.	245,284
510	@	Fossil, Inc.	13,796
			385,024

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Housewares: 0.0%
510		Toro Co.	$36,975
			36,975
		Insurance: 4.5%
4,764	@,@@	AEGON NV	58,902
1,565		American Financial Group, Inc.	49,266
19,200		American Intl. Group, Inc.	1,216,319
990		AmerUs Group Co.	43,134
1,815		Arthur J Gallagher & Co.	55,630
2,600	@,@@	AXA	60,895
3,600		Chubb Corp.	274,356
2,950		CIGNA Corp.	206,559
765		Delphi Financial Group, Inc.	35,542
910	@@	Everest Re Group Ltd.	76,686
1,095		Fidelity National Financial, Inc.	46,965
1,680		First American Corp.	55,356
530		LandAmerica Financial Group, Inc.	28,302
34,600	@,@@	Legal & General Group PLC	70,202
3,700		Lincoln National Corp.	170,274
3,998		Loews Corp.	279,500
10,300		MetLife, Inc.	401,699
6,000	@,@@	Mitsui Sumitomo Insurance Co. Ltd.	52,736
1,780	@	Ohio Casualty Corp.	38,234
100		Old Republic Intl. Corp.	2,499
535	@	Philadelphia Consolidated Holding Co.	36,514
770	@	ProAssurance Corp.	30,069
1,345		Protective Life Corp.	56,288
7,600		Prudential Financial, Inc.	372,020
5,500	@,@@	QBE Insurance Group Ltd.	59,252
580		Radian Group, Inc.	29,725
2,800		Safeco Corp.	135,716
715		Selective Insurance Group, Inc.	32,025
10,500	@,@@	Skandia Forsakrings AB	43,517
640		StanCorp Financial Group, Inc.	50,592
560		Stewart Information Services Corp.	24,444
600	@,@@	Swiss Reinsurance Co.	40,078
1,055		UICI	35,237
1,460		W.R. Berkley Corp.	66,211
570		Zenith National Insurance Corp.	26,203
366	@,@@	Zurich Financial Services AG	56,316
			4,317,263
		Internet: 1.0%
2,700	@,L	eBay, Inc.	303,615
100	@	Internet Security Systems	2,421
2,570	@	McAfee, Inc.	74,273
1,720	@	RSA Security, Inc.	36,378
5,200	@	Symantec Corp.	331,812
5,700	@	Yahoo!, Inc.	214,434
			962,933
		Iron/Steel: 0.3%
165		Carpenter Technology Corp.	9,644
2,600	@@	JFE Holdings, Inc.	74,606
350		Steel Dynamics, Inc.	14,186
2,700	@,@@	ThyssenKrupp AG	58,668
2,150		United States Steel Corp.	112,574
			269,678
		Leisure Time: 0.3%
780		Arctic Cat, Inc.	20,834
2,800		Carnival Corp.	148,427
1,100	L	Nautilus Group, Inc.	23,969

Shares			Value
335		Polaris Industries, Inc.	$22,077
2,850		Sabre Holdings Corp.-Class A	65,778
			281,085
		Lodging: 0.5%
1,620		Boyd Gaming Corp.	59,551
1,985	@,L	Caesars Entertainment, Inc.	37,318
430	@	Mandalay Resort Group	29,971
4,600		Marriott Intl., Inc.	261,510
1,175		Starwood Hotels & Resorts Worldwide, Inc.	61,441
			449,791
		Machinery-Construction and Mining: 0.0%
790	@	Astec Industries, Inc.	13,146
			13,146
		Machinery-Diversified: 0.2%
400		Briggs & Stratton Corp.	15,688
320		Cognex Corp.	8,256
950		Cummins, Inc.	75,638
1,480		Graco, Inc.	54,198
350		IDEX Corp.	14,000
730		Manitowoc Co.	27,266
467	@	Zebra Technologies Corp.	23,481
			218,527
		Media: 1.4%
9,500	@	Comcast Corp.	285,380
3,350		McGraw-Hill Cos., Inc.	293,895
4,000	@,@@	Mediaset S.p.A.	48,407
6,400	@,@@	Reed Elsevier PLC	58,663
16,000	@,@@	Singapore Press Holdings Ltd.	46,085
600		Thomas Nelson, Inc.	14,820
19,650	@	Time Warner, Inc.	348,001
8,800		Walt Disney Co.	236,544
65		Washington Post Co.	60,970
			1,392,765
		Metal Fabricate/Hardware: 0.2%
835		Kaydon Corp.	27,121
350		Lawson Products, Inc.	17,098
955		Mueller Industries, Inc.	29,347
410		Precision Castparts Corp.	26,584
640		Timken Co.	16,640
890		Valmont Industries, Inc.	22,214
500	@	Wolverine Tube, Inc.	5,310
			144,314
		Mining: 0.3%
2,400	@,@@	Anglo American PLC	58,104
5,100	@,@@	BHP Billiton Ltd.	60,694
2,050		Phelps Dodge Corp.	199,116
820	@	RTI Intl. Metals, Inc.	17,671
			335,585
		Miscellaneous Manufacturing: 2.8%
3,300		3M Co.	262,647
280		AptarGroup, Inc.	14,714
5,750		Eastman Kodak Co.	188,083
45,900		General Electric Co.	1,623,023
3,950		Honeywell Intl., Inc.	139,554
920		Lancaster Colony Corp.	40,186

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
1,705	@	Pentair, Inc.	$68,234
260	L	Roper Industries, Inc.	16,003
1,000	@,@@	Siemens AG	79,964
8,800	@@	Tyco Intl. Ltd.	298,936
			2,731,344
		Oil and Gas: 5.8%
3,900		Anadarko Petroleum Corp.	271,440
17,130	@,@@	BP PLC	174,899
6,400		Burlington Resources, Inc.	297,024
15,500		ChevronTexaco Corp.	846,299
290	@	Cimarex Energy Co.	11,652
2,550		ConocoPhillips	232,025
7,400		Devon Energy Corp.	306,508
36,400		Exxon Mobil Corp.	1,865,499
900		Frontier Oil Corp.	23,985
1,215		Murphy Oil Corp.	103,652
1,015	@	Newfield Exploration Co.	63,793
970		Noble Energy, Inc.	61,876
500	@,@@	Norsk Hydro ASA	40,975
500		Patina Oil & Gas Corp.	16,600
700	@,@@,L	Petroleo Brasileiro SA-Petrobras	26,712
600	@	Petroleum Development Corp.	24,672
2,095		Pioneer Natural Resources Co.	73,744
1,130		Pogo Producing Co.	57,065
900	@	Remington Oil & Gas Corp.	26,055
3,800	@,@@	Repsol YPF SA	92,593
21,100	@,@@	Shell Transport & Trading Co. PLC	177,909
280	@	Southwestern Energy Co.	15,372
780		St. Mary Land & Exploration Co.	33,532
1,550		Sunoco, Inc.	127,968
910	@	Swift Energy Co.	27,609
600	@,@@	Total SA	131,360
4,850		Unocal Corp.	223,294
5,000	L	Valero Energy Corp.	233,950
1,500		XTO Energy, Inc.	54,525
			5,642,587
		Oil and Gas Services: 0.1%
1,440	@	FMC Technologies, Inc.	47,304
770	@,L	Weatherford Intl. Ltd.	41,103
			88,407
		Packaging and Containers: 0.0%
620		Sonoco Products Co.	17,633
			17,633
		Pharmaceuticals: 3.1%
6,650		Abbott Laboratories	279,034
1,530		Alpharma, Inc.	25,413
2,450		Amerisourcebergen Corp.	144,403
8,600	@	Caremark Rx, Inc.	307,536
4,750		Eli Lilly & Co.	253,318
3,400	@@	GlaxoSmithKline PLC ADR	144,636
400		Medicis Pharmaceutical Corp.	14,716
9,400		Merck & Co., Inc.	263,388
535		Natures Sunshine Products, Inc.	8,956
490	@	NBTY, Inc.	12,769
855	@,L	Noven Pharmaceuticals, Inc.	15,629
32,850		Pfizer, Inc.	912,245
1,080	@,@@	Roche Holding AG	113,539
2,300	@,@@	Sankyo Co., Ltd.	44,981
1,612	@,@@	Sanofi-Aventis	121,367

Shares			Value
400	@,L	Sepracor, Inc.	$17,804
1,300	@,@@	Takeda Pharmaceutical Co. Ltd.	63,822
800	@@	Teva Pharmaceutical Industries Ltd. ADR	21,824
5,750		Wyeth	229,253
			2,994,633
		Pipelines: 0.2%
10,300	@,L	Dynegy, Inc.	58,195
2,030		National Fuel Gas Co.	57,246
620		Questar Corp.	31,502
			146,943
		Real Estate: 0.1%
6,000	@,@@	Cheung Kong Holdings Ltd.	57,693
			57,693
		Real Estate Investment Trusts: 1.9%
6,275		Acadia Realty Trust	95,065
200	@	Alexander's, Inc.	42,200
975		Alexandria Real Estate Equities, Inc.	70,005
1,151	@,L	Archstone-Smith Trust	42,012
825		Avalonbay Communities, Inc.	58,658
1,150	L	Boston Properties, Inc.	69,207
875		CBL & Associates Properties, Inc.	64,129
1,275	L	CenterPoint Properties Trust	59,734
3,000		Corporate Office Properties Trust Sbi MD	83,339
1,200	L	Developers Diversified Realty Corp.	51,660
1,625		Equity Office Properties Trust	44,606
1,725		Equity Residential	58,150
425		Essex Property Trust, Inc.	34,225
1,975	@	FelCor Lodging Trust, Inc.	25,557
1,475		General Growth Properties, Inc.	50,607
919	@	Gramercy Capital Corp.	16,652
4,950		Host Marriott Corp.	77,516
775		iStar Financial, Inc.	34,023
1,075		Kimco Realty Corp.	61,146
1,950		LaSalle Hotel Properties	59,865
2,450	@	Meristar Hospitality Corp.	16,660
1,650	@	National Health Investors, Inc.	47,768
2,625	L	Nationwide Health Properties, Inc.	60,113
810		New Century Financial Corp.	51,241
1,725		Newcastle Investment Corp.	54,131
1,750		ProLogis	70,402
675		PS Business Parks, Inc.	30,274
1,300		Public Storage, Inc.	69,394
825		Rayonier, Inc.	39,394
1,800		Reckson Associates Realty Corp.	58,284
1,175		Regency Centers Corp.	61,100
950		Simon Property Group, Inc.	58,976
1,075		SL Green Realty Corp.	61,952
1,825	L	United Dominion Realty Trust, Inc.	41,957
			1,820,002
		Retail: 5.3%
1,600		Abercrombie & Fitch Co.	72,880
3,000	@,@@	AEON Co. Ltd.	50,515
1,400		American Eagle Outfitters, Inc.	58,478
1,685	@	Barnes & Noble, Inc.	45,630
820		Cato Corp.	21,878
890	@	CEC Entertainment, Inc.	36,214

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
5,100		Circuit City Stores, Inc.	$79,509
5,000	@,@@	Citizen Watch Co., Ltd.	45,255
2,035		Claire's Stores, Inc.	41,412
7,000		Costco Wholesale Corp.	340,200
1,155	@	Dress Barn, Inc.	19,831
5,100	@,@@	Enterprise Inns PLC	66,495
15,250		Gap, Inc.	333,213
18,600		Home Depot, Inc.	776,550
745	@	J. Jill Group, Inc.	12,866
6,150		J.C. Penney Co., Inc. Holding Co.	237,390
890	@	Jack in The Box, Inc.	33,624
9,800	@	Limited Brands, Inc.	239,512
900		Lowe's Cos., Inc.	49,797
3,800	@,@@	Marui Co. Ltd.	50,209
15,250		McDonald's Corp.	468,785
2,320		Michaels Stores, Inc.	63,406
930	L	PETsMART, Inc.	31,871
180	@	PF Chang's China Bistro, Inc.	10,123
420	@	Sonic Corp.	12,251
8,800		Staples, Inc.	280,808
6,300	@	Starbucks Corp.	354,438
1,380	@	Stein Mart, Inc.	22,949
3,700		Target Corp.	189,514
5,050	@	Toys R US, Inc.	97,667
270	@	Tractor Supply Co.	8,564
1,450	@	Urban Outfitters, Inc.	61,625
18,400		Wal-Mart Stores, Inc.	957,903
750	@	Williams-Sonoma, Inc.	27,458
365	@	Zale Corp.	10,676
			5,209,496
		Savings and Loans: 0.1%
862	@	BankUnited Financial Corp.	26,498
990		Waypoint Financial Corp.	27,492
			53,990
		Semiconductors: 0.9%
1,460	@,L	Cree, Inc.	52,239
1,035	@	DSP Group, Inc.	22,956
27,950		Intel Corp.	624,682
860	@,L	Lam Research Corp.	22,369
1,320		Microchip Technology, Inc.	37,198
750	@	Standard Microsystems Corp.	18,435
460	@	Supertex, Inc.	10,005
3,200	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	25,504
260	@	Varian Semiconductor Equipment Associates, Inc.	9,235
			822,623
		Software: 3.0%
1,017	@	Advent Software, Inc.	20,350
890	@	Ansys, Inc.	27,314
2,450		Autodesk, Inc.	160,255
235	@	Avid Technology, Inc.	13,411
4,950	@	BMC Software, Inc.	91,971
260	@,L	Cerner Corp.	13,707
9,150	@	Compuware Corp.	52,796
1,630	@	CSG Systems Intl., Inc.	29,617
905	@	Digi Intl., Inc.	13,928
1,190	@	Dun & Bradstreet Corp.	70,638
1,540		Fair Isaac Corp.	51,097
1,100	@	FileNet Corp.	29,491

Shares			Value
270		Global Payments, Inc.	$14,893
270	@	Hyperion Solutions Corp.	12,099
875	@	MapInfo Corp.	10,456
47,150		Microsoft Corp.	1,264,091
49,900	@	Oracle Corp.	631,734
4,700	@	Parametric Technology Corp.	27,495
1,080	@	Phoenix Technologies Ltd.	8,759
1,150	@	Progress Software Corp.	26,105
300	@,@@	SAP AG	53,471
1,760		SEI Investments Co.	68,834
12,050	@	Siebel Systems, Inc.	121,464
2,520	@	Sybase, Inc.	43,420
2,570	@	Wind River Systems, Inc.	31,097
			2,888,493
		Telecommunications: 3.7%
3,425	@	Adaptec, Inc.	26,715
8,900		Alltel Corp.	504,541
900	@	Anixter Intl., Inc.	33,957
1,755	@	C-COR.net Corp.	15,707
28,600	@	Cisco Systems, Inc.	535,106
315	@	Commonwealth Telephone Enterprises, Inc.	15,328
1,770	@,L	Commscope, Inc.	34,196
6,400	@,@@	Deutsche Telekom AG	135,659
2,800	@,@@	France Telecom SA	87,816
1,070		Harris Corp.	70,823
2,860	@,@@	Hellenic Telecommunications Organization SA	47,019
27,250		Motorola, Inc.	524,835
14	@,@@	Nippon Telegraph & Telephone Corp.	62,726
5,000	@,@@	Nokia Oyj	80,933
2,195	@	Polycom, Inc.	50,134
6,750		QUALCOMM, Inc.	280,935
2,100	@,@@	TDC A/S	86,095
33,000	@,@@	Telecom Italia S.p.A.	126,548
430		Telephone & Data Systems, Inc.	33,325
19,800		Verizon Communications, Inc.	816,354
			3,568,752
		Textiles: 0.1%
620		G&K Services, Inc.	25,470
430	@	Mohawk Industries, Inc.	37,711
			63,181
		Toys/Games/Hobbies: 0.0%
580	@	Department 56, Inc.	9,819
1,000	@,L	Jakks Pacific, Inc.	18,620
			28,439
		Transportation: 1.6%
550		C.H. Robinson Worldwide, Inc.	29,563
1,135		CNF, Inc.	53,061
10	@,@@	East Japan Railway Co.	54,915
1,075	@	EGL, Inc.	36,271
680		Expeditors Intl. Washington, Inc.	36,217
4,100		FedEx Corp.	389,622
620	@	Forward Air Corp.	28,737
1,632		Heartland Express, Inc.	35,839
630	@	Landstar System, Inc.	44,421
7,000	@,@@	Mitsui O.S.K. Lines Ltd.	43,336
7,850		Norfolk Southern Corp.	269,491
690	@	Offshore Logistics, Inc.	26,151

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Transportation (continued)
870		Overseas Shipholding Group, Inc.	$57,150
4,750		United Parcel Service, Inc.	399,712
370	@,L	Yellow Roadway Corp.	19,555
			1,524,041
		Water: 0.1%
3,600	@,@@	Severn Trent PLC	61,181
			61,181
		Total Common Stock (Cost $56,817,095)	66,951,999
PREFERRED STOCK: 0.2%
		Banks: 0.2%
14	@,#,XX	DG Funding Trust	151,463
		Total Preferred Stock (Cost $152,241)	151,463
Principal Amount			Value
CORPORATE BONDS/NOTES: 5.9%
		Auto Manufacturers: 0.2%
$24,000		Ford Motor Co., 6.625%, due 10/01/28	21,743
68,000		Ford Motor Co., 7.450%, due 07/16/31	66,341
71,000	L	General Motors Corp., 8.375%, due 07/15/33	72,471
			160,555
		Banks: 1.7%
30,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	26,102
40,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	43,200
112,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	126,286
40,000	@@	Bank of Ireland, 2.160%, due 12/29/49	34,656
20,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	16,590
48,000		BankAmerica Capital II, 8.000%, due 12/15/26	52,002
36,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	37,806
40,000	@@	Den Norske Bank ASA, 2.125%, due 08/29/49	33,150
76,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	91,750
46,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	48,876
140,000	@@,C	HSBC Bank PLC, 1.971%, due 06/29/49	121,243
80,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	68,263
70,000	@@	Lloyds TSB Bank PLC, 2.188%, due 06/29/49	62,260
73,000		M&T Bank Corp., 3.850%, due 04/01/13	72,062

Principal Amount			Value
$48,000		Mellon Capital I, 7.720%, due 12/01/26	$51,923
30,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	26,102
80,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	68,181
60,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	60,728
102,000		Rabobank Capital Funding Trust, 5.254%, due 12/29/49	100,513
70,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	59,921
30,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	26,414
20,000	@@,C	Societe Generale, 2.705%, due 11/29/49	17,150
110,000	@@,C	Standard Chartered PLC, 2.070%, due 12/29/49	88,275
150,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	119,590
50,000		U.S. Bankcorp, 8.090%, due 11/15/26	54,362
43,000		Wells Fargo Capital I, 7.960%, due 12/15/26	46,647
40,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	34,546
114,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	111,434
			1,700,032
		Beverages: 0.2%
81,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	92,644
25,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	25,334
81,000	#	Miller Brewing Co., 4.250%, due 08/15/08	81,510
			199,488
		Chemicals: 0.0%
22,000		Dow Chemical Co., 5.750%, due 11/15/09	23,444
20,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	21,264
			44,708
		Diversified Financial Services: 1.0%
21,267	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	22,004
67,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	69,219
99,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	98,505
49,000		Citigroup Capital II, 7.750%, due 12/01/36	52,437
48,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	52,282
66,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	65,689
25,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	20,731
105,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	135,269

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$13,000		JPM Capital Trust I, 7.540%, due 01/15/27	$13,878
41,000		JPM Capital Trust II, 7.950%, due 02/01/27	44,436
144,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	143,442
60,590	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	58,596
95,127	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	94,254
49,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	55,030
			925,772
		Electric: 0.6%
79,000		Consumers Energy Co., 4.250%, due 04/15/08	79,621
61,000		DTE Energy Co., 2.740%, due 06/01/07	61,350
110,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	104,741
115,000		Ohio Power Co., 6.375%, due 07/15/33	118,375
40,000	L	Pacific Gas & Electric Co., 2.720%, due 04/03/06	40,034
10,640	#	Power Contract Financing LLC, 5.200%, due 02/01/06	10,754
53,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	55,200
17,272		PPL Montana LLC, 8.903%, due 07/02/20	19,528
28,828	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	29,972
77,000	#	TXU Energy Co. LLC, 2.838%, due 01/17/06	77,195
			596,770
		Food: 0.3%
36,000		Kroger Co., 7.250%, due 06/01/09	40,104
67,000		Safeway, Inc., 4.800%, due 07/16/07	68,564
42,000		SUPERVALU, Inc., 7.875%, due 08/01/09	48,128
91,000		Tyson Foods, Inc., 7.250%, due 10/01/06	96,825
			253,621
		Insurance: 0.2%
19,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	18,854
24,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	27,858
54,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	53,964
49,000		Prudential Financial, Inc., 4.104%, due 11/15/06	49,527
81,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	89,735
			239,938
		Media: 0.1%
46,000		COX Communications, Inc., 6.850%, due 01/15/18	48,043
			48,043

Principal Amount			Value
		Mining: 0.1%
$45,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	$46,278
53,000	@@	Vale Overseas Ltd., 8.625%, due 03/08/07	58,883
			105,161
		Multi-National: 0.1%
114,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	126,558
			126,558
		Oil and Gas: 0.5%
69,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	66,734
77,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	80,465
49,000		Husky Energy, Inc., 6.150%, due 06/15/19	51,745
95,000	#	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	97,613
34,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	37,179
39,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	47,385
38,000		Valero Energy Corp., 6.125%, due 04/15/07	40,100
40,000		Valero Energy Corp., 8.750%, due 06/15/30	51,837
			473,058
		Packaging and Containers: 0.0%
33,000	#	Sealed Air Corp., 5.375%, due 04/15/08	34,349
			34,349
		Pipelines: 0.1%
63,000	L	Duke Capital LLC, 4.331%, due 11/16/06	63,796
			63,796
		Real Estate: 0.2%
75,000		EOP Operating LP, 7.750%, due 11/15/07	82,995
17,000		Liberty Property LP, 6.375%, due 08/15/12	18,273
5,000		Liberty Property LP, 6.950%, due 12/01/06	5,354
57,000		Liberty Property LP, 7.750%, due 04/15/09	63,998
			170,620
		Real Estate Investment Trusts: 0.2%
53,000		Simon Property Group LP, 4.875%, due 03/18/10	53,698
102,000		Simon Property Group LP, 6.375%, due 11/15/07	108,894
			162,592
		Retail: 0.1%
73,000	#,L	May Department Stores Co., 3.950%, due 07/15/07	73,045
			73,045

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Savings and Loans: 0.1%
$46,000		Great Western Financial, 8.206%, due 02/01/27	$50,071
			50,071
		Telecommunications: 0.2%
64,000		BellSouth Corp., 4.200%, due 09/15/09	63,786
35,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	35,714
12,000		Sprint Capital Corp., 8.375%, due 03/15/12	14,517
42,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	40,492
			154,509
		Transportation: 0.0%
41,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	43,554
			43,554
		Total Corporate Bonds/Notes (Cost $5,571,560)	5,626,240
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%
		Federal Home Loan Bank: 0.3%
260,000		3.250%, due 12/17/07	258,079
			258,079
		Federal Home Loan Mortgage Corporation: 2.7%
527,000		2.700%, due 03/16/07	520,486
473,000		4.500%, due 10/15/12	477,069
76,845		4.500%, due 04/01/14	76,739
40,000		5.500%, due 12/15/18	41,238
91,000	L	5.875%, due 03/21/11	97,747
70,809		6.000%, due 01/01/29	73,205
215,510		6.000%, due 01/15/29	223,189
762,000		6.500%, due 01/15/34	797,719
86,737		7.000%, due 11/01/31	92,042
87,671		7.000%, due 03/01/32	93,010
130,000		7.000%, due 12/15/34	137,881
			2,630,325
		Federal National Mortgage Association: 7.4%
406,000	L	3.000%, due 08/15/07	401,861
285,000	L	3.500%, due 01/28/08	283,702
270,000	L	4.625%, due 10/15/13	269,698
407,000		5.000%, due 12/01/17	412,469
101,000		5.000%, due 12/01/33	99,643
2,273,000		5.000%, due 01/15/34	2,236,772
270,000		5.250%, due 08/01/12	277,955
183,407		5.500%, due 02/01/18	189,425
48,000		5.500%, due 12/15/19	49,515
547,000		5.500%, due 01/01/33	551,957
110,397		6.000%, due 10/01/08	115,221
237,798		6.000%, due 08/01/16	249,322
134,503		6.000%, due 04/25/31	139,279
635,000		6.000%, due 12/15/33	655,438
189,000		6.000%, due 01/15/34	194,611
53,647		6.500%, due 02/01/28	56,447
39,592		6.500%, due 02/01/31	41,586
34,002		6.500%, due 12/01/33	35,716

Principal Amount			Value
$260,000		6.500%, due 12/15/34	$272,838
120,000		6.625%, due 11/15/10	135,213
130,413		7.000%, due 02/01/31	138,442
192,075		7.000%, due 08/01/31	203,848
54,602		7.000%, due 10/01/31	57,949
68,281		7.500%, due 09/01/31	73,208
			7,142,115
		Government National Mortgage Association: 0.2%
90,451		6.500%, due 10/15/31	95,416
46,163		6.500%, due 01/15/32	48,696
34,021		7.000%, due 01/15/28	36,261
			180,373
		Total U.S. Government Agency Obligations (Cost $10,234,125)	10,210,892
U.S. TREASURY OBLIGATIONS: 4.9%
		U.S. Treasury Bonds: 2.5%
315,000	W,L	4.250%, due 11/15/14	312,391
914,000	L	5.375%, due 02/15/31	962,272
388,000	L	6.250%, due 08/15/23	445,321
202,000	L	10.375%, due 11/15/12	241,856
283,000	L	13.250%, due 05/15/14	393,989
			2,355,829
		U.S. Treasury Notes: 2.2%
928,000	L,S	1.625%, due 01/31/05	927,566
200,000	L	2.875%, due 11/30/06	199,516
174,000	L	3.000%, due 11/15/07	172,749
862,000	L	3.500%, due 11/15/09	854,458
			2,154,289
		U.S. Treasury STRIP: 0.2%
300,000		4.870%, due 05/15/16	174,041
			174,041
		Total U.S. Treasury Obligations (Cost $4,677,006)	4,684,159
ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.2%
30,000		Household Automotive Trust, 2.310%, due 04/17/08	29,814
133,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	130,734
			160,548
		Credit Card Asset-Backed Securities: 0.4%
50,000		Bank One Issuance Trust, 4.540%, due 09/15/10	50,734
47,000		Capital One Master Trust, 4.900%, due 03/15/10	48,609
145,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	153,396
160,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	165,882
			418,621

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.2%
$153,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	$152,222
87,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	87,447
			239,669
		Total Asset-Backed Securities (Cost $805,000)	818,838
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
		Commercial Mortgage-Backed Securities: 1.5%
94,000		COMM, 3.600%, due 03/10/39	92,411
482,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	481,236
3,000		CS First Boston Mortgage Securities Corp., 7.792%, due 04/14/62	3,462
185,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	199,316
40,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	43,622
445,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	500,256
83,000		GE Capital Commercial Mortgage Corp., 5.994%, due 12/10/35	88,898
			1,409,201
		Whole Loan Collateralized Mortgage Obligations: 1.9%
103,637		Bank of America Mortgage Securities, 5.000%, due 12/25/18	104,317
64,726		Bank of America Mortgage Securities, 5.250%, due 11/25/19	65,615
98,845		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	99,494
104,635		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	105,322
271,000		CS First Boston Mortgage Securities Corp., 4.147%, due 10/25/33	269,020
223,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	226,510
153,000		MASTR Alternative Loans Trust, 0.000%, due 01/15/20	156,825
500,957		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	503,306
129,512		Prime Mortgage Trust, 5.250%, due 11/25/19	131,293
207,381		Washington Mutual, 5.000%, due 06/25/18	208,677
			1,870,379
		Whole Loan Collateralized Support CMO: 0.1%
56,923		Bank of America Mortgage Securities, 5.500%, due 11/25/33	56,381
			56,381
		Total Collateralized Mortgage Obligations (Cost $3,379,504)	3,335,961

Principal Amount			Value
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
$25,000		City of New York, 5.000%, due 11/01/08	$26,966
25,000		City of New York, 5.000%, due 11/01/11	27,300
25,000		City of New York, 5.000%, due 11/01/15	27,156
25,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	24,540
22,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	21,623
		Total Municipal Bonds (Cost $129,205)	127,585
		Total Long-Term Investments (Cost $81,765,555)	91,907,137
SHORT-TERM INVESTMENTS: 18.1%
		Commercial Paper: 5.7%
2,600,000	S	Ciesco L.P., 2.200%, due 01/05/05	2,594,281
900,000	S	Concord Minutemen Cap B, 2.070%, due 12/12/05	900,000
1,000,000	S	Concord Minutemen Cap B, 2.130%, due 12/16/04	999,053
1,000,000		Household Financial Corp., 2.210%, due 01/11/05	997,433
		Total Commercial Paper (Cost $5,491,046)	5,490,767
		Repurchase Agreement: 4.2%
4,036,000	S	Goldman Sachs Repurchase Agreement dated 11/30/04, 2.060%, due 12/01/04, $4,036,231 to be received upon repurchase (Collateralized by $3,891,000 Federal Home Loan Mortgage Corp., 5.500%, Market Value plus accrued interest $4,117,164, due 07/15/06)	4,036,000
		Total Repurchase Agreement (Cost $4,036,000)	4,036,000

    Securities Lending CollateralCC: 8.2%

7,874,673	The Bank of New York Institutional Cash Reserve Fund		7,874,673
	Total Securities Lending Collateral (Cost $7,874,673)		7,874,673
	Total Short-Term Investments (Cost $17,401,719)		17,401,440
	Total Investments In Securities (Cost $99,167,274)*	113.7%	$109,308,577
	Other Assets and Liabilities-Net	(13.7)	(13,155,495)
	Net Assets	100.0%	$96,153,082

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

@  Non-income producing security

@@  Foreign issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security.

S  Segregated securities for futures, when-issued or delayed delivery securities held at November 30, 2004.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*  Cost for federal income tax purposes is $100,421,485. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,678,351
Gross Unrealized Depreciation	(791,259)
Net Unrealized Appreciation	$8,887,092

Information concerning open futures contracts at November 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 2 Year Note	1	$(210,266)	01/05/2005	$1,433
U.S. 5 Year Note	6	(658,313)	12/20/2004	5,736
		$868,579		$7,169
Long Contracts
U.S. Long Bong	3	$333,281	12/30/2004	$(578)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 87.6%
		Advertising: 0.1%
695	L	ADVO, Inc.	$24,401
1,150		Catalina Marketing Corp.	32,315
			56,716
		Aerospace/Defense: 2.1%
645	@	Armor Holdings, Inc.	27,845
20,700	@,@@	BAE Systems PLC	96,993
9,100		Boeing Co.	487,486
580	@	DRS Technologies, Inc.	24,778
3,100		General Dynamics Corp.	335,915
555		L-3 Communications Holdings, Inc.	41,303
582	@	Moog, Inc.	24,456
7,350		Raytheon Co.	296,499
745	@	Teledyne Technologies, Inc.	22,127
2,150		United Technologies Corp.	209,797
			1,567,199
		Agriculture: 1.1%
8,450		Altria Group, Inc.	485,790
5,600	@,@@	British American Tobacco PLC	93,671
6,200	@,@@	Swedish Match AB	70,131
3,324		UST, Inc.	146,356
			795,948
		Airlines: 0.1%
680	@	Alaska Air Group, Inc.	21,236
15,800	@,@@	British Airways PLC	66,725
			87,961
		Apparel: 1.1%
3,800	@	Coach, Inc.	189,391
810		K-Swiss, Inc.	21,945
660		Kellwood Co.	22,975
4,050		Nike, Inc.	342,872
4,000	@,@@	Onward Kashiyama Co., Ltd.	54,314
740		Phillips-Van Heusen Corp.	20,202
365	@	Quiksilver, Inc.	10,822
2,050		VF Corp.	110,680
805		Wolverine World Wide, Inc.	24,110
			797,311
		Auto Manufacturers: 1.0%
25,050	L	Ford Motor Co.	355,209
26,000	@,@@,L	Isuzu Motors Ltd.	77,251
220		Oshkosh Truck Corp.	13,820
3,300		PACCAR, Inc.	257,730
1,100	@,@@	Peugeot SA	67,216
			771,226
		Auto Parts and Equipment: 0.2%
3,000	@,@@	Bridgestone Corp.	54,247
7,000	@,@@	Calsonic Kansei Corp.	48,035
910		Modine Manufacturing Co.	29,257
			131,539
		Banks: 6.5%
1,810	@,@@	Alpha Bank AE	56,866
600	@,@@	Banco Itau Holding Financeira SA	38,676
9,800	@,@@	Banco Santander Central Hispano SA	117,563
16,750	@	Bank of America Corp.	775,023

Shares			Value
885		Bank of Hawaii Corp.	$42,967
5,500	@,@@	Bank of Ireland	84,382
875		Banknorth Group, Inc.	31,474
2,110		Colonial Bancgroup, Inc.	44,795
3,700		Comerica, Inc.	227,550
410	L	Commerce Bancorp, Inc.	25,613
635		Compass Bancshares, Inc.	29,566
3,400	@,@@	Credit Agricole SA	100,680
4,900	@,@@	Depfa Bank PLC	79,434
320		East-West Bancorp, Inc.	13,270
610	@@	First Bancorp Puerto Rico	39,113
3,300	@,@@	Fortis	87,332
1,320		Fremont General Corp.	31,416
2,050		Hibernia Corp.	59,286
15,500	@,@@	HSBC Holdings PLC	263,808
290		Hudson United BanCorp	11,789
1,030		Investors Financial Services Corp.	45,155
755	L	Irwin Financial Corp.	20,091
8,000		KeyCorp.	266,320
1,000	@,@@,L	Kookmin Bank	37,460
13,000	@,@@	Mitsui Trust Holdings, Inc.	98,812
31	@,@@	Mizuho Financial Group, Inc.	134,549
9,542		National City Corp.	353,817
10,700	@,@@	Nordea AB	105,034
1,546		Republic Bancorp, Inc.	24,017
5,608	@,@@	Royal Bank of Scotland Group PLC	172,337
1,095		South Financial Group, Inc.	34,695
2,600	@,@@	St. George Bank Ltd.	48,614
1,248		Sterling Bancshares, Inc.	18,196
13,000	@,@@	Sumitomo Trust & Banking Co. Ltd.	86,606
7,700		U.S. Bancorp	228,151
2,080	@,@@	UBS AG	168,355
285		UCBH Holdings, Inc.	12,922
955		Umpqua Holdings Corp.	24,419
14,900	@,@@	UniCredito Italiano S.p.A.	82,197
6,750		Wachovia Corp.	349,313
6,950		Wells Fargo & Co.	429,302
260		Whitney Holding Corp.	11,996
			4,912,961
		Beverages: 1.5%
9,750		Coca-Cola Co.	383,273
14,550		PepsiCo, Inc.	726,190
			1,109,463
		Biotechnology: 0.5%
5,300	@	Amgen, Inc.	318,212
900	@	Arqule, Inc.	4,986
1,015	@	Charles River Laboratories Intl., Inc.	47,451
1,850	@	Regeneron Pharmaceuticals, Inc.	17,057
			387,706
		Building Materials: 0.1%
12,000	@,@@	Boral Ltd.	63,878
165		Florida Rock Industries, Inc.	9,290
290		Simpson Manufacturing Co., Inc.	9,744
430		Texas Industries, Inc.	25,800
			108,712

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals: 1.6%
1,700	@,@@	Akzo Nobel NV	$70,296
3,850		Dow Chemical Co.	194,310
1,000	@,@@	DSM NV	60,233
4,200		E.I. du Pont EI de Nemours & Co.	190,344
765	@	FMC Corp.	37,906
580		Georgia Gulf Corp.	33,396
940		Lyondell Chemical Co.	26,376
685		MacDermid, Inc.	25,222
33,000	@,@@	Mitsubishi Chemical Corp.	98,181
665	@	OM Group, Inc.	20,442
1,150	@	Omnova Solutions, Inc.	6,567
2,320	@	PolyOne Corp.	21,414
3,600		PPG Industries, Inc.	242,891
1,100	#	Reliance Industries Ltd.	26,290
3,000		Sherwin-Williams Co.	133,800
			1,187,668
		Coal: 0.1%
480		Massey Energy Co.	16,858
850		Peabody Energy Corp.	70,550
			87,408
		Commercial Services: 0.9%
1,760		Adesa, Inc.	35,130
790	@	Administaff, Inc.	11,771
1,200	@	Alliance Data Systems Corp.	51,480
320		Chemed Corp.	19,853
395	@	Consolidated Graphics, Inc.	18,684
4,000	@,@@	Dai Nippon Printing Co., Ltd.	59,687
2,500		Equifax, Inc.	69,049
3,300		H&R Block, Inc.	157,409
850	@	ITT Educational Services, Inc.	40,571
1,035	@	Korn/Ferry Intl.	19,282
1,220	@	Labor Ready, Inc.	19,374
470		Manpower, Inc.	22,734
360	@	Pharmaceutical Product Development, Inc.	15,160
24,700	@,@@	Rentokil Initial PLC	67,010
1,133		Rollins, Inc.	27,815
1,690	@,L	Sotheby's Holdings	26,499
330	@,L	Vertrue, Inc.	11,451
			672,959
		Computers: 4.2%
995		Agilysys, Inc.	16,447
5,700	@	Apple Computer, Inc.	382,185
490	@	Brooktrout, Inc.	6,007
490	@	CACI Intl., Inc.	30,444
490	@	Catapult Communications Corp.	13,299
685	@	Cognizant Technology Solutions Corp.	26,119
20,500	@	Dell, Inc.	830,660
380		Diebold, Inc.	20,216
440	@	DST Systems, Inc.	21,450
195		FactSet Research Systems, Inc.	10,072
12,400		Hewlett-Packard Co.	248,000
12,000		International Business Machines Corp.	1,130,879
1,845		Jack Henry Associates, Inc.	35,572
195	@	Kronos, Inc.	9,855
375	@	Micros Systems, Inc.	27,514
395	@	SCM Microsystems, Inc.	1,347
1,720	@	Storage Technology Corp.	50,121

Shares			Value
59,650	@	Sun Microsystems, Inc.	$331,058
			3,191,245
		Cosmetics/Personal Care: 2.0%
11,050		Gillette Co.	480,565
19,000		Procter & Gamble Co.	1,016,120
			1,496,685
		Distribution/Wholesale: 0.5%
435		CDW Corp.	28,588
3,650		Genuine Parts Co.	158,447
410		Hughes Supply, Inc.	13,481
342		SCP Pool Corp.	10,783
210	@	United Stationers, Inc.	10,055
2,000		W.W. Grainger, Inc.	123,720
			345,074
		Diversified Financial Services: 4.2%
5,300		American Express Co.	295,263
2,350	@	AmeriCredit Corp.	49,209
3,950		Capital One Financial Corp.	310,391
4,550		CIT Group, Inc.	194,513
21,800		Citigroup, Inc.	975,549
9,698		Countrywide Financial Corp.	322,071
4,050		Fannie Mae	278,235
525		Legg Mason, Inc.	35,774
4,100		Lehman Brothers Holdings, Inc.	343,498
4,000		Merrill Lynch & Co., Inc.	222,840
5,800	@	Providian Financial Corp.	93,090
1,020	@,@@	Takefuji Corp.	66,460
			3,186,893
		Electric: 2.8%
11,950	@	AES Corp.	146,268
3,400	@,@@	Chubu Electric Power Co., Inc.	79,381
3,450		Constellation Energy Group, Inc.	150,765
1,100		Dominion Resources, Inc.	72,017
12,800		Duke Energy Corp.	323,584
1,000	@,@@	E.ON AG	84,211
6,100		Edison Intl.	194,590
4,100	@,@@	Endesa SA	88,329
9,300	@,@@	Enel S.p.A.	82,990
2,550		Exelon Corp.	106,361
1,042		IdaCorp., Inc.	33,573
2,970		Pepco Holdings, Inc.	63,380
3,665		PPL Corp.	190,397
1,200	@,@@	RWE AG	63,798
680		Scana Corp.	26,058
2,600		Southern Co.	85,254
4,300		TXU Corp.	270,126
705		Wisconsin Energy Corp.	23,455
			2,084,537
		Electrical Components and Equipment: 0.6%
1,220		AMETEK, Inc.	39,870
1,113	@	Energizer Holdings, Inc.	51,977
12,000	@,@@	Hitachi Ltd.	77,086
525	@	Littelfuse, Inc.	20,486
800	@	Rayovac Corp.	23,744
200	@,@@	Samsung Electronics Co. Ltd. GDR	40,904
7,000	@,@@	Sumitomo Electric Industries Ltd.	73,183
21,000	@,@@	Toshiba Corp.	88,987
			416,237

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Electronics: 0.4%
455		BEI Technologies, Inc.	$13,354
360		Bel Fuse, Inc.	12,323
260	@	Benchmark Electronics, Inc.	9,113
470		Brady Corp.	28,717
130	@	Dionex Corp.	7,461
210	@	FLIR Systems, Inc.	11,834
430	@	InVision Technologies, Inc.	20,846
485		Keithley Instruments, Inc.	9,176
3,050	@	Thermo Electron Corp.	92,263
1,210	@	Thomas & Betts Corp.	38,284
320	@	Trimble Navigation Ltd.	10,102
800	@	Varian, Inc.	29,960
			283,433
		Entertainment: 0.1%
580	@	Argosy Gaming Co.	27,005
890		International Speedway Corp.	43,512
			70,517
		Environmental Control: 0.0%
785		Republic Services, Inc.	24,720
305	@	Waste Connections, Inc.	10,388
			35,108
		Food: 1.1%
605		Corn Products Intl., Inc.	32,924
268		J&J Snack Foods Corp.	12,580
9,500	@,@@	Koninklijke Ahold NV	69,808
1,500	@,@@	Metro AG	75,658
380		Nash Finch Co.	14,102
1,235		Ruddick Corp.	26,935
545	L	Sanderson Farms, Inc.	20,301
3,100		SUPERVALU, Inc.	97,929
1,785		Tyson Foods, Inc.	29,256
11,800	@,@@	Unilever PLC	108,234
310		Whole Foods Market, Inc.	28,139
4,024		Wm. Wrigley Jr. Co.	276,851
			792,717
		Forest Products and Paper: 0.6%
2,600		Louisiana-Pacific Corp.	63,622
700		Potlatch Corp.	35,504
950		Temple-Inland, Inc.	56,611
1,282		Wausau-Mosinee Paper Corp.	23,012
4,200		Weyerhaeuser Co.	277,199
			455,948
		Gas: 0.4%
860		Atmos Energy Corp.	23,211
400		Energen Corp.	23,144
4,800	L	Sempra Energy	177,505
1,505		UGI Corp.	61,073
1,264		WGL Holdings, Inc.	38,324
			323,257
		Hand/Machine Tools: 0.2%
1,750		Black & Decker Corp.	147,158
			147,158
		Healthcare-Products: 3.0%
4,900		Becton Dickinson & Co.	268,422
210	L	Cooper Cos., Inc.	14,601
1,750	@	Cytyc Corp.	46,970

Shares			Value
400		Dentsply Intl., Inc.	$21,044
705	@	DJ Orthopedics, Inc.	14,220
1,200	@,@@	Fresenius Medical Care AG	93,927
625	@	Haemonetics Corp.	21,813
220	@	Idexx Laboratories, Inc.	11,352
20,600		Johnson & Johnson	1,242,591
4,950		Medtronic, Inc.	237,848
710	@,L	Patterson Cos., Inc.	29,011
220	@,L	ResMed, Inc.	11,013
575	@,L	Respironics, Inc.	31,844
5,900	@,@@	Smith & Nephew PLC	60,132
885	@	Sola Intl., Inc.	19,116
785	@	Sybron Dental Specialties, Inc.	26,878
1,630	@	Varian Medical Systems, Inc.	68,590
385		Vital Signs, Inc.	14,403
			2,233,775
		Healthcare-Services: 2.5%
2,650		Aetna, Inc.	314,052
460	@,L	Amedisys, Inc.	15,143
450	@	AMERIGROUP Corp.	31,050
2,750	@	Anthem, Inc.	278,658
445	@,L	Centene Corp.	23,808
1,055	@	Covance, Inc.	41,630
1,195	@	Coventry Health Care, Inc.	59,308
3,600	@	Humana, Inc.	89,352
1,175	@,L	PacifiCare Health Systems, Inc.	56,870
475	@	RehabCare Group, Inc.	12,502
510	@	Sierra Health Services, Inc.	28,371
500	@,L	Sunrise Senior Living, Inc.	21,475
6,950		UnitedHealth Group, Inc.	575,807
2,600	@	WellPoint Health Networks, Inc.	325,260
			1,873,286
		Holding Companies-Diversified: 0.1%
24,000	@,@@	Citic Pacific Ltd.	67,821
			67,821
		Home Builders: 0.1%
815		Lennar Corp.	36,618
75	@	NVR, Inc.	51,818
130		Standard-Pacific Corp.	7,281
			95,717
		Home Furnishings: 0.5%
2,700	@,@@	Electrolux AB	59,410
240	L	Ethan Allen Interiors, Inc.	9,468
838		Fedders Corp.	2,514
680		Harman Intl. Industries, Inc.	83,538
8,000	@,@@	Matsushita Electric Industrial Co., Ltd.	118,765
5,300	@,@@	Yamaha Corp.	74,571
			348,266
		Household Products/Wares: 0.5%
1,340		American Greetings Corp.	35,671
965		Blyth, Inc.	28,284
1,220		Church & Dwight, Inc.	38,088
4,300		Clorox Co.	237,016
455	@	Fossil, Inc.	12,308
			351,367

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Housewares: 0.0%
420		Toro Co.	$30,450
			30,450
		Insurance: 5.7%
6,788	@,@@	AEGON NV	83,927
1,265		American Financial Group, Inc.	39,822
18,600		American Intl. Group, Inc.	1,178,309
800		AmerUs Group Co.	34,856
1,470		Arthur J Gallagher & Co.	45,056
3,700	@,@@	AXA	86,658
3,550		Chubb Corp.	270,546
2,850		CIGNA Corp.	199,557
625		Delphi Financial Group, Inc.	29,038
735	@@	Everest Re Group Ltd.	61,938
880		Fidelity National Financial, Inc.	37,743
1,360		First American Corp.	44,812
430		LandAmerica Financial Group, Inc.	22,962
49,400	@,@@	Legal & General Group PLC	100,230
3,600		Lincoln National Corp.	165,672
3,669		Loews Corp.	256,500
10,000		MetLife, Inc.	389,999
8,000	@,@@	Mitsui Sumitomo Insurance Co. Ltd.	70,315
1,440	@	Ohio Casualty Corp.	30,931
940		Old Republic Intl. Corp.	23,491
425	@	Philadelphia Consolidated Holding Co.	29,006
645	@	ProAssurance Corp.	25,187
1,090		Protective Life Corp.	45,617
7,450		Prudential Financial, Inc.	364,678
7,900	@,@@	QBE Insurance Group Ltd.	85,108
470		Radian Group, Inc.	24,088
2,750		Safeco Corp.	133,293
595		Selective Insurance Group, Inc.	26,650
15,000	@,@@	Skandia Forsakrings AB	62,167
520		StanCorp Financial Group, Inc.	41,106
460		Stewart Information Services Corp.	20,079
860	@,@@	Swiss Reinsurance Co.	57,445
830		UICI	27,722
1,180		W.R. Berkley Corp.	53,513
470		Zenith National Insurance Corp.	21,606
520	@,@@	Zurich Financial Services AG	80,011
			4,269,638
		Internet: 1.2%
2,600	@,L	eBay, Inc.	292,370
100	@	Internet Security Systems	2,421
2,100	@	McAfee, Inc.	60,690
1,390	@	RSA Security, Inc.	29,399
4,950	@	Symantec Corp.	315,859
5,550	@	Yahoo!, Inc.	208,791
			909,530
		Iron/Steel: 0.4%
155		Carpenter Technology Corp.	9,060
3,700	@@	JFE Holdings, Inc.	106,171
320		Steel Dynamics, Inc.	12,970
3,900	@,@@	ThyssenKrupp AG	84,742
2,100		United States Steel Corp.	109,955
			322,898

Shares			Value
		Leisure Time: 0.3%
645		Arctic Cat, Inc.	$17,228
2,650		Carnival Corp.	140,476
925	L	Nautilus Group, Inc.	20,156
270		Polaris Industries, Inc.	17,793
2,800		Sabre Holdings Corp.-Class A	64,624
			260,277
		Lodging: 0.5%
1,300		Boyd Gaming Corp.	47,788
1,610	@,L	Caesars Entertainment, Inc.	30,268
355	@,L	Mandalay Resort Group	24,744
4,450		Marriott Intl., Inc.	252,982
900		Starwood Hotels & Resorts Worldwide, Inc.	47,061
			402,843
		Machinery-Construction and Mining: 0.0%
620	@	Astec Industries, Inc.	10,317
			10,317
		Machinery-Diversified: 0.3%
320		Briggs & Stratton Corp.	12,550
295		Cognex Corp.	7,611
950		Cummins, Inc.	75,639
1,200		Graco, Inc.	43,944
320		IDEX Corp.	12,800
620		Manitowoc Co.	23,157
382	@	Zebra Technologies Corp.	19,207
			194,908
		Media: 1.9%
9,200	@	Comcast Corp.	276,368
3,350		McGraw-Hill Cos., Inc.	293,896
5,700	@,@@	Mediaset S.p.A.	68,979
9,200	@,@@	Reed Elsevier PLC	84,328
23,000	@,@@	Singapore Press Holdings Ltd.	66,247
470		Thomas Nelson, Inc.	11,609
18,250	@	Time Warner, Inc.	323,207
8,650		Walt Disney Co.	232,512
50		Washington Post Co.	46,900
			1,404,046
		Metal Fabricate/Hardware: 0.2%
660		Kaydon Corp.	21,437
310		Lawson Products, Inc.	15,144
780		Mueller Industries, Inc.	23,969
330		Precision Castparts Corp.	21,397
575		Timken Co.	14,950
742		Valmont Industries, Inc.	18,520
450	@	Wolverine Tube, Inc.	4,779
			120,196
		Mining: 0.5%
3,400	@,@@	Anglo American PLC	82,313
7,300	@,@@	BHP Billiton Ltd.	86,875
2,000		Phelps Dodge Corp.	194,260
670	@	RTI Intl. Metals, Inc.	14,439
			377,887
		Miscellaneous Manufacturing: 3.5%
3,200		3M Co.	254,688
230		AptarGroup, Inc.	12,087

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
5,600	L	Eastman Kodak Co.	$183,176
44,350		General Electric Co.	1,568,215
3,900		Honeywell Intl., Inc.	137,787
750		Lancaster Colony Corp.	32,760
1,375	@	Pentair, Inc.	55,028
230	L	Roper Industries, Inc.	14,157
1,400	@,@@	Siemens AG	111,950
8,000	@@	Tyco Intl. Ltd.	271,760
			2,641,608
		Oil and Gas: 7.5%
3,800		Anadarko Petroleum Corp.	264,480
24,436	@,@@	BP PLC	249,493
6,200		Burlington Resources, Inc.	287,742
15,000		ChevronTexaco Corp.	818,999
260	@	Cimarex Energy Co.	10,447
2,450		ConocoPhillips	222,926
7,200		Devon Energy Corp.	298,224
35,200		Exxon Mobil Corp.	1,803,999
740		Frontier Oil Corp.	19,721
1,005		Murphy Oil Corp.	85,737
825	@	Newfield Exploration Co.	51,851
780		Noble Energy, Inc.	49,756
800	@,@@	Norsk Hydro ASA	65,560
450		Patina Oil & Gas Corp.	14,940
900	@,@@,L	Petroleo Brasileiro SA-Petrobras	34,344
520	@	Petroleum Development Corp.	21,382
1,705		Pioneer Natural Resources Co.	60,016
920		Pogo Producing Co.	46,460
745	@	Remington Oil & Gas Corp.	21,568
5,400	@,@@	Repsol YPF SA	131,579
30,100	@,@@	Shell Transport & Trading Co. PLC	253,794
230	@	Southwestern Energy Co.	12,627
610		St. Mary Land & Exploration Co.	26,224
1,300		Sunoco, Inc.	107,328
755	@	Swift Energy Co.	22,907
900	@,@@	Total SA	197,040
4,700		Unocal Corp.	216,388
4,850	L	Valero Energy Corp.	226,932
1,215		XTO Energy, Inc.	44,165
			5,666,629
		Oil and Gas Services: 0.1%
1,160	@	FMC Technologies, Inc.	38,106
630	@,L	Weatherford Intl. Ltd.	33,629
			71,735
		Packaging and Containers: 0.0%
530		Sonoco Products Co.	15,073
			15,073
		Pharmaceuticals: 4.1%
6,450		Abbott Laboratories	270,642
1,255		Alpharma, Inc.	20,846
2,400		Amerisourcebergen Corp.	141,456
8,350	@	Caremark Rx, Inc.	298,596
4,650		Eli Lilly & Co.	247,985
4,800	@@	GlaxoSmithKline PLC ADR	204,192
360		Medicis Pharmaceutical Corp.	13,244
9,100		Merck & Co., Inc.	254,982
480		Natures Sunshine Products, Inc.	8,035
250	@,L	NBTY, Inc.	6,515

Shares			Value
725	@,L	Noven Pharmaceuticals, Inc.	$13,253
31,200		Pfizer, Inc.	866,424
1,540	@,@@	Roche Holding AG	161,898
3,300	@,@@	Sankyo Co., Ltd.	64,538
2,376	@,@@	Sanofi-Aventis	178,889
440	@	Sepracor, Inc.	19,584
1,800	@,@@	Takeda Pharmaceutical Co. Ltd.	88,369
1,200	@@	Teva Pharmaceutical Industries Ltd. ADR	32,736
5,650		Wyeth	225,266
			3,117,450
		Pipelines: 0.2%
10,100	@,L	Dynegy, Inc.	57,065
1,665		National Fuel Gas Co.	46,953
520		Questar Corp.	26,421
			130,439
		Real Estate: 0.1%
9,000	@,@@	Cheung Kong Holdings Ltd.	86,539
			86,539
		Real Estate Investment Trusts: 1.8%
4,800		Acadia Realty Trust	72,719
100	@	Alexander's, Inc.	21,100
750		Alexandria Real Estate Equities, Inc.	53,850
875	@,L	Archstone-Smith Trust	31,938
625	L	Avalonbay Communities, Inc.	44,438
875		Boston Properties, Inc.	52,658
675		CBL & Associates Properties, Inc.	49,471
1,000	L	CenterPoint Properties Trust	46,850
2,300		Corporate Office Properties Trust Sbi MD	63,893
900	L	Developers Diversified Realty Corp.	38,745
1,250		Equity Office Properties Trust	34,313
1,315		Equity Residential	44,329
325		Essex Property Trust, Inc.	26,172
1,500	@	FelCor Lodging Trust, Inc.	19,410
1,125		General Growth Properties, Inc.	38,599
710	@	Gramercy Capital Corp.	12,865
3,775		Host Marriott Corp.	59,116
600		iStar Financial, Inc.	26,340
825		Kimco Realty Corp.	46,926
1,500		LaSalle Hotel Properties	46,050
1,875	@	Meristar Hospitality Corp.	12,750
1,275	@	National Health Investors, Inc.	36,911
2,000		Nationwide Health Properties, Inc.	45,800
655		New Century Financial Corp.	41,435
1,325		Newcastle Investment Corp.	41,579
1,350		ProLogis	54,311
500		PS Business Parks, Inc.	22,425
1,000		Public Storage, Inc.	53,380
625		Rayonier, Inc.	29,844
1,400		Reckson Associates Realty Corp.	45,332
900		Regency Centers Corp.	46,800
750	L	Simon Property Group, Inc.	46,560
775		SL Green Realty Corp.	44,663
1,400	L	United Dominion Realty Trust, Inc.	32,186
			1,383,758

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail: 6.6%
1,300		Abercrombie & Fitch Co.	$59,215
4,300	@,@@	AEON Co. Ltd.	72,405
1,090		American Eagle Outfitters, Inc.	45,529
1,360	@	Barnes & Noble, Inc.	36,829
655		Cato Corp.	17,475
715	@	CEC Entertainment, Inc.	29,093
5,000		Circuit City Stores, Inc.	77,950
7,000	@,@@	Citizen Watch Co., Ltd.	63,358
1,585		Claire's Stores, Inc.	32,255
6,800		Costco Wholesale Corp.	330,480
935	@	Dress Barn, Inc.	16,054
7,300	@,@@	Enterprise Inns PLC	95,179
14,700		Gap, Inc.	321,195
18,150		Home Depot, Inc.	757,762
600	@	J. Jill Group, Inc.	10,362
5,700		J.C. Penney Co., Inc. Holding Co.	220,020
755	@	Jack in The Box, Inc.	28,524
9,350	@	Limited Brands, Inc.	228,514
5,400	@,@@	Marui Co. Ltd.	71,349
14,700		McDonald's Corp.	451,878
1,880		Michaels Stores, Inc.	51,380
760	L	PETsMART, Inc.	26,045
160	@	PF Chang's China Bistro, Inc.	8,998
375	@	Sonic Corp.	10,939
8,550		Staples, Inc.	272,831
6,100	@	Starbucks Corp.	343,186
1,055	@	Stein Mart, Inc.	17,545
3,850		Target Corp.	197,197
4,900	@	Toys R US, Inc.	94,766
240	@	Tractor Supply Co.	7,613
1,170	@	Urban Outfitters, Inc.	49,725
17,550		Wal-Mart Stores, Inc.	913,652
610	@	Williams-Sonoma, Inc.	22,332
325	@	Zale Corp.	9,506
			4,991,141
		Savings and Loans: 0.1%
713	@	BankUnited Financial Corp.	21,917
775		Waypoint Financial Corp.	21,522
			43,439
		Semiconductors: 1.0%
1,180	@,L	Cree, Inc.	42,220
855	@	DSP Group, Inc.	18,964
26,850		Intel Corp.	600,097
690	@,L	Lam Research Corp.	17,947
1,075		Microchip Technology, Inc.	30,294
340	@	Standard Microsystems Corp.	8,357
420	@	Supertex, Inc.	9,135
4,600	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	36,662
230	@	Varian Semiconductor Equipment Associates, Inc.	8,170
			771,846
		Software: 3.7%
826	@	Advent Software, Inc.	16,528
695	@	Ansys, Inc.	21,330
2,350		Autodesk, Inc.	153,714
215	@	Avid Technology, Inc.	12,270
4,800	@	BMC Software, Inc.	89,184
230	@,L	Cerner Corp.	12,126
8,800	@	Compuware Corp.	50,776

Shares			Value
1,320	@	CSG Systems Intl., Inc.	$23,984
660	@	Digi Intl., Inc.	10,157
970	@	Dun & Bradstreet Corp.	57,579
1,250		Fair Isaac Corp.	41,475
845	@	FileNet Corp.	22,654
240		Global Payments, Inc.	13,238
245	@	Hyperion Solutions Corp.	10,978
610	@	MapInfo Corp.	7,290
45,850		Microsoft Corp.	1,229,239
48,300	@	Oracle Corp.	611,478
4,600	@	Parametric Technology Corp.	26,910
820	@	Phoenix Technologies Ltd.	6,650
885	@	Progress Software Corp.	20,090
500	@,@@	SAP AG	89,118
1,420		SEI Investments Co.	55,536
11,650	@	Siebel Systems, Inc.	117,432
2,040	@	Sybase, Inc.	35,149
2,080	@	Wind River Systems, Inc.	25,168
			2,760,053
		Telecommunications: 4.9%
2,650	@	Adaptec, Inc.	20,670
8,650		Alltel Corp.	490,369
425	@	Anixter Intl., Inc.	16,035
1,395	@	C-COR.net Corp.	12,485
27,750	@	Cisco Systems, Inc.	519,203
255	@	Commonwealth Telephone Enterprises, Inc.	12,408
1,430	@	Commscope, Inc.	27,628
9,100	@,@@	Deutsche Telekom AG	192,890
4,000	@,@@	France Telecom SA	125,451
875	L	Harris Corp.	57,916
4,080	@,@@	Hellenic Telecommunications Organization SA	67,076
26,350		Motorola, Inc.	507,501
20	@,@@	Nippon Telegraph & Telephone Corp.	89,608
7,100	@,@@	Nokia Oyj	114,926
1,770	@	Polycom, Inc.	40,427
6,550		QUALCOMM, Inc.	272,611
3,000	@,@@	TDC A/S	122,993
47,100	@,@@	Telecom Italia S.p.A.	180,618
350		Telephone & Data Systems, Inc.	27,125
19,250		Verizon Communications, Inc.	793,677
			3,691,617
		Textiles: 0.1%
510		G&K Services, Inc.	20,951
200	@	Mohawk Industries, Inc.	17,540
			38,491
		Toys/Games/Hobbies: 0.0%
400	@	Department 56, Inc.	6,772
800	@,L	Jakks Pacific, Inc.	14,896
			21,668
		Transportation: 2.0%
440		C.H. Robinson Worldwide, Inc.	23,650
915		CNF, Inc.	42,776
15	@,@@	East Japan Railway Co.	82,372
850	@	EGL, Inc.	28,679
550		Expeditors Intl. Washington, Inc.	29,293
4,150		FedEx Corp.	394,375

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Transportation (continued)
490	@	Forward Air Corp.	$22,712
1,337		Heartland Express, Inc.	29,361
500	@	Landstar System, Inc.	35,255
10,000	@,@@	Mitsui O.S.K. Lines Ltd.	61,908
7,600		Norfolk Southern Corp.	260,908
570	@	Offshore Logistics, Inc.	21,603
710		Overseas Shipholding Group, Inc.	46,640
4,600		United Parcel Service, Inc.	387,090
305	@	Yellow Roadway Corp.	16,119
			1,482,741
		Water: 0.1%
5,200	@,@@	Severn Trent PLC	88,372
			88,372
		Total Common Stock (Cost $55,997,080)	65,779,407
PREFERRED STOCK: 0.1%
		Banks: 0.1%
4	@,#,XX	DG Funding Trust	43,275
		Total Preferred Stock (Cost $43,485)	43,275
Principal Amount			Value
CORPORATE BONDS/NOTES: 2.0%
		Auto Manufacturers: 0.1%
$8,000		Ford Motor Co., 6.625%, due 10/01/28	7,248
18,000		Ford Motor Co., 7.450%, due 07/16/31	17,561
20,000		General Motors Corp., 8.375%, due 07/15/33	20,414
			45,223
		Banks: 0.6%
10,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	8,701
10,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	10,800
31,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	34,953
10,000	@@	Bank of Ireland, 2.160%, due 12/29/49	8,664
10,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	8,295
14,000		BankAmerica Capital II, 8.000%, due 12/15/26	15,167
10,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	10,502
10,000	@@	Den Norske Bank ASA, 2.125%, due 08/29/49	8,288
21,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	25,352
13,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	13,813
40,000	@@,C	HSBC Bank PLC, 1.971%, due 06/29/49	34,641
20,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	17,066

Principal Amount			Value
$20,000	@@	Lloyds TSB Bank PLC, 2.188%, due 06/29/49	$17,789
20,000		M&T Bank Corp., 3.850%, due 04/01/13	19,743
14,000		Mellon Capital I, 7.720%, due 12/01/26	15,144
10,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	8,701
20,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	17,045
17,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	17,206
10,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	8,560
10,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	8,805
10,000	@@,C	Societe Generale, 2.705%, due 11/29/49	8,575
40,000	@@,C	Standard Chartered PLC, 2.070%, due 12/29/49	32,100
30,000	@@,C	Standard Chartered PLC, 2.813%, due 11/29/49	23,918
14,000		U.S. Bankcorp, 8.090%, due 11/15/26	15,221
12,000		Wells Fargo Capital I, 7.960%, due 12/15/26	13,018
10,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	8,637
31,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	30,302
			441,006
		Beverages: 0.1%
22,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	25,162
9,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	9,120
23,000	#	Miller Brewing Co., 4.250%, due 08/15/08	23,145
			57,427
		Chemicals: 0.0%
7,000		Dow Chemical Co., 5.750%, due 11/15/09	7,459
5,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	5,316
			12,775
		Diversified Financial Services: 0.3%
5,955	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	6,161
18,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	18,596
28,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	27,860
14,000		Citigroup Capital II, 7.750%, due 12/01/36	14,982
14,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	15,249
18,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	17,915
5,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	4,146

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$29,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	$37,360
3,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	3,203
12,000		JPM Capital Trust II, 7.950%, due 02/01/27	13,006
40,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	39,845
16,613	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	16,067
26,182	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	25,941
14,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	15,723
			256,054
		Electric: 0.2%
22,000		Consumers Energy Co., 4.250%, due 04/15/08	22,173
17,000	S	DTE Energy Co., 2.740%, due 06/01/07	17,098
30,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	28,565
30,000		Ohio Power Co., 6.375%, due 07/15/33	30,880
14,000	S	Pacific Gas & Electric Co., 2.720%, due 04/03/06	14,012
3,990	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	4,033
15,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	15,623
5,757		PPL Montana LLC, 8.903%, due 07/02/20	6,509
7,952	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	8,268
22,000	#,S	TXU Energy Co. LLC, 2.838%, due 01/17/06	22,056
			169,217
		Food: 0.1%
10,000		Kroger Co., 7.250%, due 06/01/09	11,140
19,000	S	Safeway, Inc., 4.800%, due 07/16/07	19,443
11,000		SUPERVALU, Inc., 7.875%, due 08/01/09	12,605
25,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	26,601
			69,789
		Insurance: 0.1%
5,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	4,962
7,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	8,125
15,000	#	Monumental Global Funding II, 3.850%, due 03/03/08	14,990
13,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	13,140
22,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	24,372
			65,589

Principal Amount			Value
		Media: 0.0%
$12,000		COX Communications, Inc., 6.850%, due 01/15/18	$12,533
			12,533
		Mining: 0.0%
12,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	12,341
15,000	@@,S	Vale Overseas Ltd., 8.625%, due 03/08/07	16,665
			29,006
		Multi-National: 0.0%
32,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	35,525
			35,525
		Oil and Gas: 0.2%
19,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	18,376
22,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	22,990
13,000		Husky Energy, Inc., 6.150%, due 06/15/19	13,728
26,000	#	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	26,714
9,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	9,842
11,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	13,365
13,000	S	Valero Energy Corp., 6.125%, due 04/15/07	13,719
12,000		Valero Energy Corp., 8.750%, due 06/15/30	15,551
			134,285
		Packaging and Containers: 0.0%
9,000	#	Sealed Air Corp., 5.375%, due 04/15/08	9,368
			9,368
		Pipelines: 0.0%
17,000	S	Duke Capital LLC, 4.331%, due 11/16/06	17,215
			17,215
		Real Estate: 0.1%
21,000		EOP Operating LP, 7.750%, due 11/15/07	23,239
5,000		Liberty Property LP, 6.375%, due 08/15/12	5,374
2,000	S	Liberty Property LP, 6.950%, due 12/01/06	2,142
16,000		Liberty Property LP, 7.750%, due 04/15/09	17,964
			48,719
		Real Estate Investment Trusts: 0.1%
15,000		Simon Property Group LP, 4.875%, due 03/18/10	15,197
28,000	S	Simon Property Group LP, 6.375%, due 11/15/07	29,893
			45,090

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Retail: 0.0%
$21,000	#,L,S	May Department Stores Co., 3.950%, due 07/15/07	$21,013
			21,013
		Savings and Loans: 0.0%
13,000		Great Western Financial, 8.206%, due 02/01/27	14,150
			14,150
		Telecommunications: 0.1%
18,000		BellSouth Corp., 4.200%, due 09/15/09	17,940
10,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	10,204
4,000		Sprint Capital Corp., 8.375%, due 03/15/12	4,839
12,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	11,569
			44,552
		Transportation: 0.0%
11,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	11,685
			11,685
		Total Corporate Bonds/Notes (Cost $1,524,440)	1,540,221
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.7%
		Federal Home Loan Bank: 0.1%
70,000	L	3.250%, due 12/17/07	69,483
			69,483
		Federal Home Loan Mortgage Corporation: 0.7%
145,000		2.700%, due 03/16/07	143,208
150,000		4.500%, due 10/15/12	151,289
24,000	L	5.875%, due 03/21/11	25,780
70,892		6.000%, due 01/15/29	73,418
87,891		6.500%, due 01/01/24	92,676
40,000		7.000%, due 12/15/34	42,425
			528,796
		Federal National Mortgage Association: 2.7%
110,000	L	3.000%, due 08/15/07	108,879
75,000	L	3.500%, due 01/28/08	74,658
73,000		4.625%, due 10/15/13	72,918
128,000		5.000%, due 12/01/17	129,720
653,000		5.000%, due 01/15/34	642,593
75,000		5.250%, due 08/01/12	77,210
61,136		5.500%, due 02/01/18	63,142
20,000		5.500%, due 12/15/19	20,631
150,000		5.500%, due 01/01/33	151,359
77,422		6.000%, due 08/01/16	81,174
38,536		6.000%, due 07/01/17	40,399
44,834		6.000%, due 04/25/31	46,426
89,000		6.000%, due 12/15/33	91,865
62,000		6.000%, due 01/15/34	63,841
34,002		6.500%, due 12/01/33	35,716
80,000		6.500%, due 12/15/34	83,950
35,000		6.625%, due 11/15/10	39,437

Principal Amount			Value
$194,971		7.000%, due 12/01/27	$207,307
23,593		7.000%, due 04/01/32	25,031
			2,056,256
		Government National Mortgage Association: 0.2%
20,253		6.500%, due 01/15/29	21,374
105,225		7.000%, due 02/15/28	112,155
			133,529
		Total U.S. Government Agency Obligations (Cost $2,779,858)	2,788,064
U.S. TREASURY OBLIGATIONS: 1.7%
		U.S. Treasury Bonds: 0.8%
88,000	W,L	4.250%, due 11/15/14	87,271
253,000	L,S	5.375%, due 02/15/31	266,361
43,000	L	6.250%, due 08/15/23	49,353
55,000	L,S	10.375%, due 11/15/12	65,852
78,000	L,S	13.250%, due 05/15/14	108,591
			577,428
		U.S. Treasury Notes: 0.8%
288,000	L	1.625%, due 01/31/05	287,864
55,000	L	2.875%, due 11/30/06	54,867
76,000	L	3.000%, due 11/15/07	75,454
243,000	L	3.500%, due 11/15/09	240,874
			659,059
		U.S. Treasury STRIP: 0.1%
84,000	S	4.870%, due 05/15/16	48,732
			48,732
		Total U.S. Treasury Obligations (Cost $1,285,873)	1,285,219
ASSET-BACKED SECURITIES: 0.4%
		Automobile Asset-Backed Securities: 0.1%
42,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	41,284
			41,284
		Credit Card Asset-Backed Securities: 0.2%
15,000		Bank One Issuance Trust, 4.540%, due 09/15/10	15,220
15,000		Capital One Master Trust, 4.900%, due 03/15/10	15,513
60,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	63,475
50,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	51,838
			146,046
		Other Asset-Backed Securities: 0.1%
32,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	31,837

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$18,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	$18,093
			49,930
		Total Asset-Backed Securities (Cost $239,031)	237,260
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
		Commercial Mortgage-Backed Securities: 0.5%
11,000		COMM, 3.600%, due 03/10/39	10,814
121,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	120,808
11,000		CS First Boston Mortgage Securities Corp., 7.792%, due 04/14/62	12,695
58,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	62,488
140,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	157,383
26,000		GE Capital Commercial Mortgage Corp., 5.994%, due 12/10/35	27,848
			392,036
		Whole Loan Collateralized Mortgage Obligations: 0.7%
28,746		Bank of America Mortgage Securities, 5.000%, due 12/25/18	28,935
17,652		Bank of America Mortgage Securities, 5.250%, due 11/25/19	17,895
27,417		Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	27,597
29,429		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	29,622
92,000		CS First Boston Mortgage Securities Corp., 4.147%, due 10/25/33	91,328
73,000		GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	74,149
42,000	XX	MASTR Alternative Loans Trust, 0.000%, due 01/15/20	43,050
135,676		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	136,313
35,322		Prime Mortgage Trust, 5.250%, due 11/25/19	35,807
36,597		Washington Mutual, 5.000%, due 06/25/18	36,825
			521,521

Principal Amount			Value
		Whole Loan Collateralized Support CMO: 0.0%
$21,562		Bank of America Mortgage Securities, 5.500%, due 11/25/33	$21,356
			21,356
		Total Collateralized Mortgage Obligations (Cost $942,694)	934,913
MUNICIPAL BONDS: 0.0%
		Municipal: 0.0%
5,000		City of New York, 5.000%, due 11/01/08	5,393
5,000		City of New York, 5.000%, due 11/01/11	5,460
10,000		City of New York, 5.000%, due 11/01/15	10,863
7,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	6,871
6,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	5,897
		Total Municipal Bonds (Cost $34,920)	34,484
		Total Long-Term Investments (Cost $62,847,381)	72,642,843
SHORT-TERM INVESTMENTS: 9.2%
		Commercial Paper: 1.2%
900,000	S	Concord Minutemen Cap B, 2.070%, due 12/12/05	900,000
		Total Commercial Paper (Cost $900,000)	900,000
		Repurchase Agreement: 3.5%
2,666,000	S	Goldman Sachs Repurchase Agreement dated 11/30/04, 2.060%, due 12/01/04, $2,666,153 to be received upon repurchase (Collateralized by $2,570,000 Federal Home Loan Mortgage Corp., 5.500%, Market Value plus accrued interest $2,719,381, due 07/15/06)	2,666,000
		Total Repurchase Agreement (Cost $2,666,000)	2,666,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
	Securities Lending CollateralCC: 4.4%
$3,317,126	The Bank of New York
	Institutional Cash
	Reserve Fund		$3,317,126
	Total Securities Lending Collateral (Cost $3,317,126)		3,317,126
	Total Short-Term Investments (Cost $6,883,126)		6,883,126
	Total Investments In Securities (Cost $69,730,507)*	105.8%	$79,525,969
	Other Assets and Liabilities-Net	(5.8)	(4,392,732)
	Net Assets	100.0%	$75,133,237

@  Non-income producing security

@@  Foreign issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security.

S  Segregated securities for futures, when-issued or delayed delivery securities held at November 30, 2004.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*  Cost for federal income tax purposes is $70,527,303. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,642,427
Gross Unrealized Depreciation	(643,761)
Net Unrealized Appreciation	$8,998,666

Information concerning open futures contracts at November 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. 2 Year Note	1	$(210,266)	01/05/2005	$1,433
U.S. 5 Year Note	2	(219,438)	12/20/2004	1,912
		$(429,704)		$3,345
Long Contracts
U.S. Long Bong	2	$222,188	12/30/2004	$(385)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED)

Shares			Value
COMMON STOCK: 50.3%
		Advertising: 0.0%
250		ADVO, Inc.	$8,778
420	L	Catalina Marketing Corp.	11,802
			20,580
		Aerospace/Defense: 1.2%
240	@	Armor Holdings, Inc.	10,361
4,600	@,@@	BAE Systems PLC	21,554
3,120		Boeing Co.	167,138
210	@	DRS Technologies, Inc.	8,971
1,070		General Dynamics Corp.	115,945
200		L-3 Communications Holdings, Inc.	14,884
210	@	Moog, Inc.	8,824
2,520		Raytheon Co.	101,657
265	@	Teledyne Technologies, Inc.	7,871
730		United Technologies Corp.	71,233
			528,438
		Agriculture: 0.6%
2,920		Altria Group, Inc.	167,871
1,300	@,@@	British American Tobacco PLC	21,745
1,400	@,@@	Swedish Match AB	15,836
1,165		UST, Inc.	51,295
			256,747
		Airlines: 0.1%
250	@	Alaska Air Group, Inc.	7,808
3,500	@,@@	British Airways PLC	14,780
			22,588
		Apparel: 0.6%
1,320	@	Coach, Inc.	65,789
300		K-Swiss, Inc.	8,128
230		Kellwood Co.	8,006
1,320		Nike, Inc.	111,751
1,000	@,@@	Onward Kashiyama Co., Ltd.	13,578
265		Phillips-Van Heusen Corp.	7,235
125	@	Quiksilver, Inc.	3,706
820		VF Corp.	44,272
285		Wolverine World Wide, Inc.	8,536
			271,001
		Auto Manufacturers: 0.6%
8,540	L	Ford Motor Co.	121,097
6,000	@,@@	Isuzu Motors Ltd.	17,827
80		Oshkosh Truck Corp.	5,026
1,140		PACCAR, Inc.	89,034
300	@,@@	Peugeot SA	18,332
			251,316
		Auto Parts and Equipment: 0.1%
1,000	@,@@	Bridgestone Corp.	18,082
2,000	@,@@	Calsonic Kansei Corp.	13,724
310		Modine Manufacturing Co.	9,967
			41,773
		Banks: 3.4%
400	@,@@	Alpha Bank AE	12,567
100	@,@@	Banco Itau Holding Financeira SA	6,446
2,200	@,@@	Banco Santander Central Hispano SA	26,392
5,900		Bank of America Corp.	272,992
325		Bank of Hawaii Corp.	15,779

Shares			Value
1,200	@,@@	Bank of Ireland	$18,411
310		Banknorth Group, Inc.	11,151
740		Colonial Bancgroup, Inc.	15,710
1,220		Comerica, Inc.	75,030
150	L	Commerce Bancorp, Inc.	9,371
235		Compass Bancshares, Inc.	10,942
800	@,@@	Credit Agricole SA	23,689
1,100	@,@@	Depfa Bank PLC	17,832
110		East-West Bancorp, Inc.	4,562
220	@@	First Bancorp Puerto Rico	14,106
700	@,@@	Fortis	18,525
475		Fremont General Corp.	11,305
740		Hibernia Corp.	21,401
3,500	@,@@	HSBC Holdings PLC	59,570
100		Hudson United BanCorp	4,065
370		Investors Financial Services Corp.	16,221
275	L	Irwin Financial Corp.	7,318
2,760		KeyCorp.	91,879
200	@,@@,L	Kookmin Bank	7,492
3,000	@,@@	Mitsui Trust Holdings, Inc.	22,803
7	@,@@	Mizuho Financial Group, Inc.	30,382
3,285		National City Corp.	121,807
2,400	@,@@	Nordea AB	23,559
555		Republic Bancorp, Inc.	8,625
1,300	@,@@	Royal Bank of Scotland Group PLC	39,950
410		South Financial Group, Inc.	12,991
600	@,@@	St. George Bank Ltd.	11,219
480		Sterling Bancshares, Inc.	6,998
3,000	@,@@	Sumitomo Trust & Banking Co. Ltd.	19,986
2,640		U.S. Bancorp	78,223
470	@,@@	UBS AG	38,042
100	L	UCBH Holdings, Inc.	4,534
355		Umpqua Holdings Corp.	9,077
3,300	@,@@	UniCredito Italiano S.p.A.	18,205
2,310		Wachovia Corp.	119,542
2,430		Wells Fargo & Co.	150,100
90		Whitney Holding Corp.	4,153
			1,492,952
		Beverages: 0.9%
3,350		Coca-Cola Co.	131,689
5,000		PepsiCo, Inc.	249,550
			381,239
		Biotechnology: 0.3%
1,780	@	Amgen, Inc.	106,871
350	@	Arqule, Inc.	1,939
365	@	Charles River Laboratories Intl., Inc.	17,064
660	@	Regeneron Pharmaceuticals, Inc.	6,085
			131,959
		Building Materials: 0.1%
2,700	@,@@	Boral Ltd.	14,372
45		Florida Rock Industries, Inc.	2,534
100		Simpson Manufacturing Co., Inc.	3,360
150		Texas Industries, Inc.	9,000
			29,266
		Chemicals: 0.9%
400	@,@@	Akzo Nobel NV	16,540
1,340		Dow Chemical Co.	67,630
200	@,@@	DSM NV	12,047
1,480		E.I. du Pont EI de Nemours & Co.	67,074
280	@	FMC Corp.	13,874

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals (continued)
205		Georgia Gulf Corp.	$11,804
340		Lyondell Chemical Co.	9,540
245		MacDermid, Inc.	9,021
7,000	@,@@	Mitsubishi Chemical Corp.	20,826
255	@	OM Group, Inc.	7,839
410	@	Omnova Solutions, Inc.	2,341
810	@	PolyOne Corp.	7,476
1,240		PPG Industries, Inc.	83,663
1,020		Sherwin-Williams Co.	45,492
			375,167
		Coal: 0.1%
170		Massey Energy Co.	5,970
305		Peabody Energy Corp.	25,315
			31,285
		Commercial Services: 0.5%
640		Adesa, Inc.	12,774
280	@	Administaff, Inc.	4,172
420	@	Alliance Data Systems Corp.	18,018
120		Chemed Corp.	7,445
135	@	Consolidated Graphics, Inc.	6,386
1,000	@,@@	Dai Nippon Printing Co., Ltd.	14,922
860		Equifax, Inc.	23,753
1,260		H&R Block, Inc.	60,101
305	@	ITT Educational Services, Inc.	14,558
375	@	Korn/Ferry Intl.	6,986
435	@,L	Labor Ready, Inc.	6,908
170		Manpower, Inc.	8,223
125	@	Pharmaceutical Product Development, Inc.	5,264
5,500	@,@@	Rentokil Initial PLC	14,921
404		Rollins, Inc.	9,918
570	@,L	Sotheby's Holdings	8,938
120	@,L	Vertrue, Inc.	4,164
			227,451
		Computers: 2.5%
355		Agilysys, Inc.	5,868
1,960	@	Apple Computer, Inc.	131,418
170	@	Brooktrout, Inc.	2,084
180	@	CACI Intl., Inc.	11,183
170	@,L	Catapult Communications Corp.	4,614
245	@	Cognizant Technology Solutions Corp.	9,342
7,050	@	Dell, Inc.	285,666
135		Diebold, Inc.	7,182
155	@	DST Systems, Inc.	7,556
65		FactSet Research Systems, Inc.	3,357
4,200		Hewlett-Packard Co.	84,000
4,120		International Business Machines Corp.	388,268
635		Jack Henry Associates, Inc.	12,243
70	@	Kronos, Inc.	3,538
135	@	Micros Systems, Inc.	9,905
150	@	SCM Microsystems, Inc.	512
625	@	Storage Technology Corp.	18,213
20,520	@	Sun Microsystems, Inc.	113,886
			1,098,835
		Cosmetics/Personal Care: 1.2%
3,780		Gillette Co.	164,392
6,400		Procter & Gamble Co.	342,272
			506,664

Shares			Value
		Distribution/Wholesale: 0.3%
155		CDW Corp.	$10,187
1,260		Genuine Parts Co.	54,696
150		Hughes Supply, Inc.	4,932
120		SCP Pool Corp.	3,784
70	@	United Stationers, Inc.	3,352
640		W.W. Grainger, Inc.	39,590
			116,541
		Diversified Financial Services: 2.5%
1,720		American Express Co.	95,821
855	@	AmeriCredit Corp.	17,904
1,360		Capital One Financial Corp.	106,869
1,560		CIT Group, Inc.	66,690
7,350		Citigroup, Inc.	328,912
3,318		Countrywide Financial Corp.	110,191
1,390		Fannie Mae	95,493
187		Legg Mason, Inc.	12,742
1,420		Lehman Brothers Holdings, Inc.	118,968
1,320		Merrill Lynch & Co., Inc.	73,537
2,020	@	Providian Financial Corp.	32,421
230	@,@@	Takefuji Corp.	14,986
			1,074,534
		Diversified Operations: 0.0%
300	#	Reliance Industries Ltd. GDR	7,170
			7,170
		Electric: 1.5%
3,880	@	AES Corp.	47,491
800	@,@@	Chubu Electric Power Co., Inc.	18,678
1,180		Constellation Energy Group, Inc.	51,566
480		Dominion Resources, Inc.	31,426
4,380		Duke Energy Corp.	110,727
200	@,@@	E.ON AG	16,842
2,100		Edison Intl.	66,990
900	@,@@	Endesa SA	19,389
2,100	@,@@	Enel S.p.A.	18,740
840		Exelon Corp.	35,036
374		IdaCorp., Inc.	12,050
1,100		Pepco Holdings, Inc.	23,474
1,298		PPL Corp.	67,431
300	@,@@	RWE AG	15,949
245		Scana Corp.	9,388
920		Southern Co.	30,167
1,460		TXU Corp.	91,718
255		Wisconsin Energy Corp.	8,484
			675,546
		Electrical Components and Equipment: 0.3%
420		AMETEK, Inc.	13,726
402	@	Energizer Holdings, Inc.	18,773
3,000	@,@@	Hitachi Ltd.	19,271
190	@	Littelfuse, Inc.	7,414
290	@,L	Rayovac Corp.	8,607
50	@,@@	Samsung Electronics Co. Ltd. GDR	10,226
2,000	@,@@	Sumitomo Electric Industries Ltd.	20,909
5,000	@,@@	Toshiba Corp.	21,188
			120,114
		Electronics: 0.2%
165		BEI Technologies, Inc.	4,843
125		Bel Fuse, Inc.	4,279
90	@	Benchmark Electronics, Inc.	3,155

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Electronics (continued)
170		Brady Corp.	$10,387
50	@	Dionex Corp.	2,870
80	@	FLIR Systems, Inc.	4,508
150	@	InVision Technologies, Inc.	7,272
177		Keithley Instruments, Inc.	3,349
1,060	@	Thermo Electron Corp.	32,064
440	@	Thomas & Betts Corp.	13,921
120	@	Trimble Navigation Ltd.	3,788
290	@	Varian, Inc.	10,861
			101,297
		Entertainment: 0.1%
200	@	Argosy Gaming Co.	9,312
330		International Speedway Corp.	16,134
			25,446
		Environmental Control: 0.0%
290		Republic Services, Inc.	9,132
110	@	Waste Connections, Inc.	3,747
			12,879
		Food: 0.6%
220		Corn Products Intl., Inc.	11,972
92		J&J Snack Foods Corp.	4,318
2,100	@,@@	Koninklijke Ahold NV	15,431
300	@,@@	Metro AG	15,132
150		Nash Finch Co.	5,567
425		Ruddick Corp.	9,269
195	L	Sanderson Farms, Inc.	7,264
1,060		SUPERVALU, Inc.	33,485
655		Tyson Foods, Inc.	10,735
2,600	@,@@	Unilever PLC	23,848
110		Whole Foods Market, Inc.	9,985
1,376		Wm. Wrigley Jr. Co.	94,670
			241,676
		Forest Products and Paper: 0.4%
780		Louisiana-Pacific Corp.	19,087
245		Potlatch Corp.	12,426
340		Temple-Inland, Inc.	20,261
459		Wausau-Mosinee Paper Corp.	8,239
1,440		Weyerhaeuser Co.	95,040
			155,053
		Gas: 0.3%
310		Atmos Energy Corp.	8,367
145		Energen Corp.	8,390
1,640		Sempra Energy	60,647
535		UGI Corp.	21,710
456		WGL Holdings, Inc.	13,826
			112,940
		Hand/Machine Tools: 0.1%
580		Black & Decker Corp.	48,772
			48,772
		Healthcare-Products: 1.7%
1,580		Becton Dickinson & Co.	86,551
75	L	Cooper Cos., Inc.	5,215
640	@	Cytyc Corp.	17,178
150		Dentsply Intl., Inc.	7,892
250	@	DJ Orthopedics, Inc.	5,043
300	@,@@	Fresenius Medical Care AG	23,482

Shares			Value
225	@	Haemonetics Corp.	$7,853
80	@	Idexx Laboratories, Inc.	4,128
7,060		Johnson & Johnson	425,858
1,720		Medtronic, Inc.	82,645
260	@,L	Patterson Cos., Inc.	10,624
75	@	ResMed, Inc.	3,755
205	@,L	Respironics, Inc.	11,353
1,300	@,@@	Smith & Nephew PLC	13,250
322	@	Sola Intl., Inc.	6,955
285	@	Sybron Dental Specialties, Inc.	9,758
590	@	Varian Medical Systems, Inc.	24,827
136		Vital Signs, Inc.	5,088
			751,455
		Healthcare-Services: 1.5%
920		Aetna, Inc.	109,029
180	@	Amedisys, Inc.	5,926
160	@	AMERIGROUP Corp.	11,040
920	@	Anthem, Inc.	93,224
160	@,L	Centene Corp.	8,560
390	@	Covance, Inc.	15,389
430	@	Coventry Health Care, Inc.	21,341
1,000	@	Humana, Inc.	24,820
435	@,L	PacifiCare Health Systems, Inc.	21,054
170	@,L	RehabCare Group, Inc.	4,474
180	@	Sierra Health Services, Inc.	10,013
190	@,L	Sunrise Senior Living, Inc.	8,161
2,360		UnitedHealth Group, Inc.	195,526
880	@	WellPoint Health Networks, Inc.	110,088
			638,645
		Holding Companies-Diversified: 0.0%
5,000	@,@@	Citic Pacific Ltd.	14,129
			14,129
		Home Builders: 0.1%
295		Lennar Corp.	13,254
30	@	NVR, Inc.	20,728
40		Standard-Pacific Corp.	2,240
			36,222
		Home Furnishings: 0.2%
600	@,@@	Electrolux AB	13,202
85	L	Ethan Allen Interiors, Inc.	3,353
297		Fedders Corp.	891
245		Harman Intl. Industries, Inc.	30,099
2,000	@,@@	Matsushita Electric Industrial Co., Ltd.	29,691
1,200	@,@@	Yamaha Corp.	16,884
			94,120
		Household Products/Wares: 0.3%
490		American Greetings Corp.	13,044
350		Blyth, Inc.	10,259
450		Church & Dwight, Inc.	14,049
1,480		Clorox Co.	81,577
165	@	Fossil, Inc.	4,463
			123,392
		Housewares: 0.0%
145		Toro Co.	10,513
			10,513

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance: 3.2%
1,500	@,@@	AEGON NV	$18,546
455		American Financial Group, Inc.	14,323
6,380	@	American Intl. Group, Inc.	404,173
290		AmerUs Group Co.	12,635
539		Arthur J Gallagher & Co.	16,520
800	@,@@	AXA	18,737
1,180		Chubb Corp.	89,928
980		CIGNA Corp.	68,620
220		Delphi Financial Group, Inc.	10,221
260	@@	Everest Re Group Ltd.	21,910
315		Fidelity National Financial, Inc.	13,510
490		First American Corp.	16,146
150		LandAmerica Financial Group, Inc.	8,010
11,100	@,@@	Legal & General Group PLC	22,521
1,240		Lincoln National Corp.	57,065
1,252		Loews Corp.	87,527
3,420		MetLife, Inc.	133,380
2,000	@,@@	Mitsui Sumitomo Insurance Co. Ltd.	17,579
500	@	Ohio Casualty Corp.	10,740
100		Old Republic Intl. Corp.	2,499
155	@	Philadelphia Consolidated Holding Co.	10,579
230	@	ProAssurance Corp.	8,982
400		Protective Life Corp.	16,740
2,560	S	Prudential Financial, Inc.	125,312
1,800	@,@@	QBE Insurance Group Ltd.	19,392
170		Radian Group, Inc.	8,713
940		Safeco Corp.	45,562
210		Selective Insurance Group, Inc.	9,406
3,400	@,@@	Skandia Forsakrings AB	14,091
180		StanCorp Financial Group, Inc.	14,229
160		Stewart Information Services Corp.	6,984
190	@,@@	Swiss Reinsurance Co.	12,691
300		UICI	10,020
420		W.R. Berkley Corp.	19,047
170		Zenith National Insurance Corp.	7,815
120	@,@@	Zurich Financial Services AG	18,464
			1,392,617
		Internet: 0.7%
920	@,L	eBay, Inc.	103,454
750	@	McAfee, Inc.	21,675
510	@	RSA Security, Inc.	10,787
1,710	@	Symantec Corp.	109,115
2,000	@	Yahoo!, Inc.	75,240
			320,271
		Iron/Steel: 0.2%
50		Carpenter Technology Corp.	2,923
800	@@	JFE Holdings, Inc.	22,956
110		Steel Dynamics, Inc.	4,458
900	@,@@	ThyssenKrupp AG	19,556
780		United States Steel Corp.	40,840
			90,733
		Leisure Time: 0.2%
230		Arctic Cat, Inc.	6,143
900		Carnival Corp.	47,709
335	L	Nautilus Group, Inc.	7,300
95		Polaris Industries, Inc.	6,261
980		Sabre Holdings Corp.-Class A	22,618
			90,031

Shares			Value
		Lodging: 0.3%
470		Boyd Gaming Corp.	$17,277
590	@	Caesars Entertainment, Inc.	11,092
125	@,L	Mandalay Resort Group	8,713
1,520		Marriott Intl., Inc.	86,411
550		Starwood Hotels & Resorts Worldwide, Inc.	28,760
			152,253
		Machinery-Construction and Mining: 0.0%
220	@	Astec Industries, Inc.	3,661
			3,661
		Machinery-Diversified: 0.2%
110		Briggs & Stratton Corp.	4,314
100		Cognex Corp.	2,580
320		Cummins, Inc.	25,479
420		Graco, Inc.	15,380
110		IDEX Corp.	4,400
220		Manitowoc Co.	8,217
140	@	Zebra Technologies Corp.	7,039
			67,409
		Media: 1.0%
3,140	@	Comcast Corp.	94,326
1,120		McGraw-Hill Cos., Inc.	98,257
1,300	@,@@	Mediaset S.p.A.	15,732
2,100	@,@@	Reed Elsevier PLC	19,249
5,000	@,@@	Singapore Press Holdings Ltd.	14,401
165		Thomas Nelson, Inc.	4,076
6,260	@	Time Warner, Inc.	110,864
3,020		Walt Disney Co.	81,178
20		Washington Post Co.	18,760
			456,843
		Metal Fabricate/Hardware: 0.1%
250		Kaydon Corp.	8,120
110		Lawson Products, Inc.	5,374
290		Mueller Industries, Inc.	8,912
120		Precision Castparts Corp.	7,781
205		Timken Co.	5,330
265		Valmont Industries, Inc.	6,614
160	@	Wolverine Tube, Inc.	1,699
			43,830
		Mining: 0.3%
800	@,@@	Anglo American PLC	19,368
1,600	@,@@	BHP Billiton Ltd.	19,041
680		Phelps Dodge Corp.	66,048
245	@	RTI Intl. Metals, Inc.	5,280
			109,737
		Miscellaneous Manufacturing: 2.0%
1,080		3M Co.	85,957
80		AptarGroup, Inc.	4,204
1,920		Eastman Kodak Co.	62,803
15,270		General Electric Co.	539,948
1,180		Honeywell Intl., Inc.	41,689
270		Lancaster Colony Corp.	11,794
500	@	Pentair, Inc.	20,010
80		Roper Industries, Inc.	4,924
300	@,@@	Siemens AG	23,989
2,760	@@	Tyco Intl. Ltd.	93,757
			889,075

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas: 4.2%
1,260		Anadarko Petroleum Corp.	$87,696
5,500	@,@@	BP PLC	56,155
2,120		Burlington Resources, Inc.	98,389
5,020		ChevronTexaco Corp.	274,091
90	@	Cimarex Energy Co.	3,616
840		ConocoPhillips	76,432
2,480		Devon Energy Corp.	102,722
12,080		Exxon Mobil Corp.	619,099
270	L	Frontier Oil Corp.	7,196
360		Murphy Oil Corp.	30,712
310	@	Newfield Exploration Co.	19,484
280		Noble Energy, Inc.	17,861
200	@,@@	Norsk Hydro ASA	16,390
165		Patina Oil & Gas Corp.	5,478
200	@,@@	Petroleo Brasileiro SA - Petrobras	7,632
170	@	Petroleum Development Corp.	6,990
615		Pioneer Natural Resources Co.	21,648
330		Pogo Producing Co.	16,665
270	@	Remington Oil & Gas Corp.	7,817
1,200	@,@@	Repsol YPF SA	29,240
6,700	@,@@	Shell Transport & Trading Co. PLC	56,492
80	@	Southwestern Energy Co.	4,392
220		St. Mary Land & Exploration Co.	9,458
480		Sunoco, Inc.	39,629
265	@	Swift Energy Co.	8,040
200	@,@@	Total SA	43,787
1,600		Unocal Corp.	73,664
1,680	L	Valero Energy Corp.	78,607
435		XTO Energy, Inc.	15,812
			1,835,194
		Oil and Gas Services: 0.1%
420	@	FMC Technologies, Inc.	13,797
230	@,L	Weatherford Intl. Ltd.	12,277
			26,074
		Packaging and Containers: 0.0%
180		Sonoco Products Co.	5,119
			5,119
		Pharmaceuticals: 2.2%
2,200		Abbott Laboratories	92,312
445		Alpharma, Inc.	7,391
820		Amerisourcebergen Corp.	48,331
2,880	@	Caremark Rx, Inc.	102,988
1,620		Eli Lilly & Co.	86,395
1,100	@@	GlaxoSmithKline PLC ADR	46,794
130		Medicis Pharmaceutical Corp.	4,783
3,050		Merck & Co., Inc.	85,461
170		Natures Sunshine Products, Inc.	2,846
75	@	NBTY, Inc.	1,955
245	@	Noven Pharmaceuticals, Inc.	4,479
10,930		Pfizer, Inc.	303,525
340	@,@@	Roche Holding AG	35,744
700	@,@@	Sankyo Co., Ltd.	13,690
500	@,@@	Sanofi-Aventis	37,645
100	@	Sepracor, Inc.	4,451
400	@,@@	Takeda Pharmaceutical Co. Ltd.	19,638
300	@@	Teva Pharmaceutical Industries Ltd. ADR	8,184
1,900		Wyeth	75,753
			982,365

Shares			Value
		Pipelines: 0.1%
3,540	@,L	Dynegy, Inc.	$20,001
605		National Fuel Gas Co.	17,061
180		Questar Corp.	9,146
			46,208
		Real Estate: 0.0%
2,000	@,@@	Cheung Kong Holdings Ltd.	19,231
			19,231
		Real Estate Investment Trusts: 1.9%
2,875		Acadia Realty Trust	43,555
100	@	Alexander's, Inc.	21,100
450		Alexandria Real Estate Equities, Inc.	32,309
525	@,L	Archstone-Smith Trust	19,163
375	L	Avalonbay Communities, Inc.	26,663
525	L	Boston Properties, Inc.	31,595
400		CBL & Associates Properties, Inc.	29,316
550	L	CenterPoint Properties Trust	25,768
1,375		Corporate Office Properties Trust Sbi MD	38,197
550	L	Developers Diversified Realty Corp.	23,678
750		Equity Office Properties Trust	20,588
800		Equity Residential	26,968
200		Essex Property Trust, Inc.	16,106
900	@	FelCor Lodging Trust, Inc.	11,646
675		General Growth Properties, Inc.	23,159
420	@	Gramercy Capital Corp.	7,610
2,275		Host Marriott Corp.	35,626
350		iStar Financial, Inc.	15,365
500		Kimco Realty Corp.	28,440
900		LaSalle Hotel Properties	27,630
1,125	@	Meristar Hospitality Corp.	7,650
750	@	National Health Investors, Inc.	21,713
1,200		Nationwide Health Properties, Inc.	27,480
235		New Century Financial Corp.	14,866
800		Newcastle Investment Corp.	25,104
800		ProLogis	32,184
300		PS Business Parks, Inc.	13,455
600		Public Storage, Inc.	32,028
375		Rayonier, Inc.	17,906
875		Reckson Associates Realty Corp.	28,333
550		Regency Centers Corp.	28,600
450	L,S	Simon Property Group, Inc.	27,936
475	L	SL Green Realty Corp.	27,374
850		United Dominion Realty Trust, Inc.	19,542
			828,653
		Retail: 3.9%
470		Abercrombie & Fitch Co.	21,409
1,000	@,@@	AEON Co. Ltd.	16,838
400		American Eagle Outfitters, Inc.	16,708
490	@	Barnes & Noble, Inc.	13,269
230		Cato Corp.	6,136
260	@	CEC Entertainment, Inc.	10,579
1,740		Circuit City Stores, Inc.	27,127
1,000	@,@@	Citizen Watch Co., Ltd.	9,051
570		Claire's Stores, Inc.	11,600
2,420		Costco Wholesale Corp.	117,612
340	@	Dress Barn, Inc.	5,838
1,600	@,@@	Enterprise Inns PLC	20,861
4,820		Gap, Inc.	105,317

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
6,160		Home Depot, Inc.	$257,180
210	@	J. Jill Group, Inc.	3,627
1,920		J.C. Penney Co., Inc. Holding Co.	74,112
265	@	Jack in The Box, Inc.	10,012
3,320	@	Limited Brands, Inc.	81,141
500		Lowe's Cos., Inc.	27,665
1,200	@,@@	Marui Co. Ltd.	15,855
5,060		McDonald's Corp.	155,544
660		Michaels Stores, Inc.	18,038
275	L	PETsMART, Inc.	9,424
60	@	PF Chang's China Bistro, Inc.	3,374
130	@	Sonic Corp.	3,792
2,920		Staples, Inc.	93,177
2,080	@	Starbucks Corp.	117,021
380	@	Stein Mart, Inc.	6,319
1,260		Target Corp.	64,537
1,680	@	Toys R US, Inc.	32,491
85	@	Tractor Supply Co.	2,696
420	@	Urban Outfitters, Inc.	17,850
6,140		Wal-Mart Stores, Inc.	319,649
220	@	Williams-Sonoma, Inc.	8,054
115	@	Zale Corp.	3,364
			1,707,267
		Savings and Loans: 0.0%
254	@	BankUnited Financial Corp.	7,808
295		Waypoint Financial Corp.	8,192
			16,000
		Semiconductors: 0.6%
430	@,L	Cree, Inc.	15,385
290	@	DSP Group, Inc.	6,432
8,980		Intel Corp.	200,702
250	@,L	Lam Research Corp.	6,503
395		Microchip Technology, Inc.	11,131
105	@	Standard Microsystems Corp.	2,581
150	@	Supertex, Inc.	3,263
1,000	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,970
80	@	Varian Semiconductor Equipment Associates, Inc.	2,842
			256,809
		Software: 2.1%
301	@	Advent Software, Inc.	6,023
245	@	Ansys, Inc.	7,519
780		Autodesk, Inc.	51,020
75	@	Avid Technology, Inc.	4,280
1,480	@	BMC Software, Inc.	27,498
80	@,L	Cerner Corp.	4,218
3,520	@	Compuware Corp.	20,310
470	@	CSG Systems Intl., Inc.	8,540
240	@	Digi Intl., Inc.	3,694
350	@	Dun & Bradstreet Corp.	20,776
450		Fair Isaac Corp.	14,931
320	@	FileNet Corp.	8,579
80		Global Payments, Inc.	4,413
90	@	Hyperion Solutions Corp.	4,033
215	@	MapInfo Corp.	2,569
15,500		Microsoft Corp.	415,555
16,580	@	Oracle Corp.	209,903
1,620	@	Parametric Technology Corp.	9,477
300	@	Phoenix Technologies Ltd.	2,433

Shares			Value
315	@	Progress Software Corp.	$7,151
100	@,@@	SAP AG	17,824
510		SEI Investments Co.	19,946
3,980	@	Siebel Systems, Inc.	40,118
710	@	Sybase, Inc.	12,233
760	@	Wind River Systems, Inc.	9,196
			932,239
		Telecommunications: 2.7%
955	@,L	Adaptec, Inc.	7,449
2,960		Alltel Corp.	167,802
220	@	Anixter Intl., Inc.	8,301
505	@	C-COR.net Corp.	4,520
9,820	@	Cisco Systems, Inc.	183,732
90	@	Commonwealth Telephone Enterprises, Inc.	4,379
485	@	Commscope, Inc.	9,370
2,000	@,@@	Deutsche Telekom AG	42,393
900	@,@@	France Telecom SA	28,227
310	L	Harris Corp.	20,519
920	@,@@	Hellenic Telecommunications Organization SA	15,125
9,030		Motorola, Inc.	173,918
4	@,@@	Nippon Telegraph & Telephone Corp.	17,922
1,600	@,@@	Nokia Oyj	25,899
635	@	Polycom, Inc.	14,503
2,240		QUALCOMM, Inc.	93,229
700	@,@@	TDC A/S	28,698
10,500	@,@@	Telecom Italia S.p.A.	40,265
130		Telephone & Data Systems, Inc.	10,075
6,620		Verizon Communications, Inc.	272,943
			1,169,269
		Textiles: 0.0%
180		G&K Services, Inc.	7,394
120	@	Mohawk Industries, Inc.	10,524
			17,918
		Toys/Games/Hobbies: 0.0%
170	@	Department 56, Inc.	2,878
290	@,L	Jakks Pacific, Inc.	5,400
			8,278
		Transportation: 1.1%
160		C.H. Robinson Worldwide, Inc.	8,600
335		CNF, Inc.	15,661
3	@,@@	East Japan Railway Co.	16,474
325	@	EGL, Inc.	10,966
205		Expeditors Intl. Washington, Inc.	10,918
1,360		FedEx Corp.	129,241
180	@	Forward Air Corp.	8,343
480		Heartland Express, Inc.	10,541
180	@	Landstar System, Inc.	12,692
2,000	@,@@	Mitsui O.S.K. Lines Ltd.	12,382
2,600		Norfolk Southern Corp.	89,258
200	@	Offshore Logistics, Inc.	7,580
255		Overseas Shipholding Group, Inc.	16,751
1,620		United Parcel Service, Inc.	136,323
105	@	Yellow Roadway Corp.	5,549
			491,279

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Shares			Value
		Water: 0.0%
1,200	@,@@	Severn Trent PLC	$20,394
			20,394
		Total Common Stock (Cost $18,656,193)	22,006,462
PREFERRED STOCK: 0.3%
		Banks: 0.3%
12	@,#,XX	DG Funding Trust	129,825
		Total Preferred Stock (Cost $130,513)	129,825
Principal Amount			Value
CORPORATE BONDS/NOTES: 10.8%
		Auto Manufacturers: 0.3%
$21,000		Ford Motor Co., 6.625%, due 10/01/28	$19,025
56,000		Ford Motor Co., 7.450%, due 07/16/31	54,634
59,000	L	General Motors Corp., 8.375%, due 07/15/33	60,223
			133,882
		Banks: 3.3%
30,000	@@	Australia & New Zealand Banking Group Ltd., 2.405%, due 10/29/49	26,102
38,000		Banco Bradesco SA/Cayman Islands, 8.750%, due 10/24/13	41,040
93,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	104,861
30,000	@@	Bank of Ireland, 2.160%, due 12/29/49	25,992
20,000	@@	Bank of Nova Scotia, 2.115%, due 08/31/85	16,590
40,000		BankAmerica Capital II, 8.000%, due 12/15/26	43,335
30,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	31,505
40,000	@@	Den Norske Bank ASA, 2.125%, due 08/29/49	33,150
63,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	76,056
38,000	@@,#	HBOS Capital Funding LP, 6.071%, due 06/30/49	40,376
110,000	@@,C	HSBC Bank PLC, 1.971%, due 06/29/49	95,262
70,000	@@	Lloyds TSB Bank PLC, 2.090%, due 08/29/49	59,730
60,000	@@	Lloyds TSB Bank PLC, 2.188%, due 06/29/49	53,366
60,000		M&T Bank Corp., 3.850%, due 04/01/13	59,229
40,000		Mellon Capital I, 7.720%, due 12/01/26	43,270
20,000	@@	National Australia Bank Ltd., 2.361%, due 10/29/49	17,402
70,000	@@	National Westminster Bank PLC, 2.563%, due 11/29/49	59,659
50,000	#	Rabobank Capital Funding II, 5.260%, due 12/29/49	50,607

Principal Amount			Value
$100,000		Rabobank Capital Funding Trust, 5.254%, due 12/29/49	$98,541
50,000	@@	Royal Bank of Canada, 1.750%, due 06/29/85	42,801
20,000	@@	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	17,609
20,000	@@, C	Societe Generale, 2.705%, due 11/29/49	17,150
110,000	@@, C	Standard Chartered PLC, 2.070%, due 12/29/49	88,275
110,000	@@, C	Standard Chartered PLC, 2.813%, due 11/29/49	87,700
41,000		U.S. Bankcorp, 8.090%, due 11/15/26	44,576
35,000		Wells Fargo Capital I, 7.960%, due 12/15/26	37,968
30,000	@@	Westpac Banking Corp., 2.338%, due 09/29/49	25,910
107,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	104,591
			1,442,653
		Beverages: 0.4%
67,000	@@,#	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	76,631
23,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	23,307
67,000	#	Miller Brewing Co., 4.250%, due 08/15/08	67,422
			167,360
		Chemicals: 0.1%
19,000		Dow Chemical Co., 5.750%, due 11/15/09	20,247
18,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	19,138
			39,385
		Diversified Financial Services: 1.8%
17,864	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	18,483
53,000	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	54,755
85,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	84,575
40,000		Citigroup Capital II, 7.750%, due 12/01/36	42,806
40,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	43,568
54,000	#	Farmers Exchange Capital, 7.200%, due 07/15/48	53,746
25,000	@@	Financiere CSFB NV, 2.125%, due 03/29/49	20,731
87,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	112,080
12,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	12,811
33,000		JPM Capital Trust II, 7.950%, due 02/01/27	35,766
118,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	117,542
48,863	@@,#	PF Export Receivables Master Trust, 3.748%, due 06/01/13	47,255

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services	(continued)
$79,418	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$78,690
40,000	@@	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	44,922
			767,730
		Electric: 1.2%
65,000		Consumers Energy Co., 4.250%, due 04/15/08	65,511
51,000	S	DTE Energy Co., 2.740%, due 06/01/07	51,293
91,000		Enterprise Capital Trust II, 3.195%, due 06/30/28	86,649
94,000	L	Ohio Power Co., 6.375%, due 07/15/33	96,759
37,000	L,S	Pacific Gas & Electric Co., 2.720%, due 04/03/06	37,032
9,975	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	10,082
44,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	45,827
15,627		PPL Montana LLC, 8.903%, due 07/02/20	17,668
25,845	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	26,871
66,000	#,S	TXU Energy Co. LLC, 2.838%, due 01/17/06	66,167
			503,859
		Food: 0.5%
30,000		Kroger Co., 7.250%, due 06/01/09	33,420
56,000	S	Safeway, Inc., 4.800%, due 07/16/07	57,307
34,000		SUPERVALU, Inc., 7.875%, due 08/01/09	38,961
75,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	79,801
			209,489
		Insurance: 0.4%
16,000	#	Farmers Insurance Exchange, 6.000%, due 08/01/14	15,877
19,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	22,054
44,000	#,S	Monumental Global Funding II, 3.850%, due 03/03/08	43,971
40,000		Prudential Financial, Inc., 4.104%, due 11/15/06	40,430
67,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	74,225
			196,557
		Media: 0.1%
38,000		COX Communications, Inc., 6.850%, due 01/15/18	39,688
			39,688
		Mining: 0.2%
37,000	@@,#	Corp Nacional del Cobre de Chile, 5.500%, due 10/15/13	38,051
43,000	@@, S	Vale Overseas Ltd., 8.625%, due 03/08/07	47,773
			85,824

Principal Amount			Value
		Multi-National: 0.2%
$95,000	@@	Corp Andina de Fomento CAF, 6.875%, due 03/15/12	$105,465
			105,465
		Oil and Gas: 0.9%
57,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	55,128
64,000	@@,#	Gazprom Intl. SA, 7.201%, due 02/01/20	66,879
40,000		Husky Energy, Inc., 6.150%, due 06/15/19	42,241
78,000	#	Pemex Project Funding Master Trust, 3.180%, due 06/15/10	80,144
27,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	29,525
33,000	@@	Petroleos Mexicanos, 9.250%, due 03/30/18	40,095
35,000	S	Valero Energy Corp., 6.125%, due 04/15/07	36,935
33,000		Valero Energy Corp., 8.750%, due 06/15/30	42,766
			393,713
		Packaging and Containers: 0.1%
31,000	#	Sealed Air Corp., 5.375%, due 04/15/08	32,267
			32,267
		Pipelines: 0.1%
52,000	L,S	Duke Capital LLC, 4.331%, due 11/16/06	52,657
			52,657
		Real Estate: 0.3%
62,000	S	EOP Operating LP, 7.750%, due 11/15/07	68,608
14,000		Liberty Property LP, 6.375%, due 08/15/12	15,049
5,000	S	Liberty Property LP, 6.950%, due 12/01/06	5,354
46,000		Liberty Property LP, 7.750%, due 04/15/09	51,648
			140,659
		Real Estate Investment Trusts: 0.3%
44,000	S	Simon Property Group LP, 4.875%, due 03/18/10	44,579
85,000		Simon Property Group LP, 6.375%, due 11/15/07	90,746
			135,325
		Retail: 0.1%
62,000	#,L,S	May Department Stores Co., 3.950%, due 07/15/07	62,038
			62,038
		Savings and Loans: 0.1%
38,000		Great Western Financial, 8.206%, due 02/01/27	41,363
			41,363

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.3%
$53,000		BellSouth Corp., 4.200%, due 09/15/09	$52,821
30,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	30,612
10,000		Sprint Capital Corp., 8.375%, due 03/15/12	12,098
35,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	33,744
			129,275
		Transportation: 0.1%
35,000	@@,#	MISC Capital Ltd., 6.125%, due 07/01/14	37,180
			37,180
		Total Corporate Bonds/Notes (Cost $4,669,417)	4,716,369
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.2%
		Federal Home Loan Bank: 0.5%
215,000	L	3.250%, due 12/17/07	213,412
			213,412
		Federal Home Loan Mortgage Corporation: 5.7%
434,000		2.700%, due 03/16/07	428,636
411,000		4.500%, due 10/15/12	414,536
104,789		4.500%, due 04/01/14	104,643
26,000		5.500%, due 12/15/18	26,804
74,000	L	5.875%, due 03/21/11	79,487
46,735		6.000%, due 12/01/28	48,316
188,571		6.000%, due 01/15/29	195,291
782,000		6.500%, due 01/15/34	818,656
164,096		7.000%, due 11/01/31	174,133
195,000		7.000%, due 12/15/34	206,822
			2,497,324
		Federal National Mortgage Association: 12.4%
335,000	L	3.000%, due 08/15/07	331,585
200,000	L	3.500%, due 01/28/08	199,089
229,000		4.625%, due 10/15/13	228,744
462,000		5.000%, due 12/01/17	468,208
101,000		5.000%, due 12/01/33	99,643
1,616,000		5.000%, due 01/15/34	1,590,243
250,000		5.250%, due 08/01/12	257,366
169,022		5.500%, due 02/01/18	174,568
42,000		5.500%, due 12/15/19	43,326
449,000		5.500%, due 01/01/33	453,069
215,677		6.000%, due 08/01/16	226,129
66,055		6.000%, due 10/01/18	69,249
117,067		6.000%, due 04/25/31	121,224
531,000		6.000%, due 12/15/33	548,092
168,000		6.000%, due 01/15/34	172,988
115,000		6.625%, due 11/15/10	129,579
81,508		7.000%, due 02/01/31	86,526
31,577		7.000%, due 03/01/32	33,512
140,000		7.000%, due 12/15/34	148,531
24,062		7.500%, due 11/01/30	25,800
13,656		7.500%, due 09/01/31	14,642
			5,422,113

Principal Amount			Value
		Government National Mortgage Association: 0.6%
$27,177		6.500%, due 02/15/26	$28,741
29,951		6.500%, due 02/15/29	31,608
54,956		6.500%, due 01/15/32	57,971
50,951		7.000%, due 02/15/28	54,306
28,507		7.000%, due 02/15/28	30,385
53,808		7.500%, due 12/15/23	58,318
			261,329
		Total U.S. Government Agency Obligations (Cost $8,410,239)	8,394,178
U.S. TREASURY OBLIGATIONS: 8.0%
		U.S. Treasury Bonds: 4.7%
277,000	W,L	4.250%, due 11/15/14	274,706
742,000	L,S	5.375%, due 02/15/31	781,187
359,000	L,S	6.250%, due 08/15/23	412,037
166,000	S	10.375%, due 11/15/12	198,753
264,000	L,S	13.250%, due 05/15/14	367,538
			2,034,221
		U.S. Treasury Notes: 3.0%
360,000	L,S	1.625%, due 01/31/05	359,832
166,000	L,S	2.875%, due 11/30/06	165,598
121,000	L	3.000%, due 11/15/07	120,130
687,000	L	3.500%, due 11/15/09	680,989
			1,326,549
		U.S. Treasury STRIP: 0.3%
250,000	S	4.870%, due 05/15/16	145,034
			145,034
		Total U.S. Treasury Obligations (Cost $3,501,386)	3,505,804
ASSET-BACKED SECURITIES: 1.8%
		Automobile Asset-Backed Securities: 0.4%
40,000		Household Automotive Trust, 2.310%, due 04/17/08	39,752
125,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	122,870
			162,622
		Credit Card Asset-Backed Securities: 0.9%
45,000		Bank One Issuance Trust, 4.540%, due 09/15/10	45,661
43,000		Capital One Master Trust, 4.900%, due 03/15/10	44,472
145,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	153,396
145,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	150,330
			393,859
		Other Asset-Backed Securities: 0.5%
132,000		Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	131,328

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

Principal Amount		Value
	Other Asset-Backed Securities (continued)
$76,000	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	$76,391
		207,719
	Total Asset-Backed Securities (Cost $751,000)	764,200
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.7%
	Commercial Mortgage-Backed Securities: 2.7%
30,000	COMM, 3.600%, due 03/10/39	29,493
409,000	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	408,351
31,000	CS First Boston Mortgage Securities Corp., 7.792%, due 04/14/62	35,776
170,000	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	183,156
405,000	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	455,288
75,000	GE Capital Commercial Mortgage Corp., 5.994%, due 12/10/35	80,330
		1,192,394
	Whole Loan Collateralized Mortgage Obligations: 3.9%
86,238	Bank of America Mortgage Securities, 5.000%, due 12/25/18	86,804
52,957	Bank of America Mortgage Securities, 5.250%, due 11/25/19	53,685
82,251	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	82,791
89,921	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	90,511
246,000	CS First Boston Mortgage Securities Corp., 4.147%, due 10/25/33	244,203
195,000	GMAC Mortgage Corp. Loan Trust, 5.500%, due 01/25/34	198,069
127,000	MASTR Alternative Loans Trust, 0.000%, due 01/15/20	130,175
481,982	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	484,242
106,946	Prime Mortgage Trust, 5.250%, due 11/25/19	108,416
231,778	Washington Mutual, 5.000%, due 06/25/18	233,227
		1,712,123
	Whole Loan Collateralized Support CMO: 0.1%
53,473	Bank of America Mortgage Securities, 5.500%, due 11/25/33	52,964
		52,964
	Total Collateralized Mortgage Obligations (Cost $2,999,380)	2,957,481

Principal Amount			Value
MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
$20,000		City of New York, 5.000%, due 11/01/08	$21,573
20,000		City of New York, 5.000%, due 11/01/11	21,839
20,000		City of New York, 5.000%, due 11/01/15	21,725
21,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	20,614
18,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	17,692
		Total Municipal Bonds (Cost $104,764)	103,443
		Total Long-Term Investments (Cost $39,222,892)	42,577,762
SHORT-TERM INVESTMENTS: 23.5%
		Commercial Paper: 6.6%
500,000	S	Ciesco L.P., 2.200%, due 01/05/05	498,900
500,000	S	Concord Minutemen Cap B, 2.070%, due 12/12/05	500,000
400,000	S	Concord Minutemen Cap B, 2.130%, due 12/16/04	399,621
500,000	S	Household Financial Corp., 2.210%, due 01/11/05	498,717
500,000		St. Germain Holdings, 2.120%, due 12/17/04	499,499
500,000	S	Tulip Funding Corp., 2.090%, due 12/13/04	499,623
		Total Commercial Paper (Cost $2,896,503)	2,896,360
		Repurchase Agreement: 6.3%
2,745,000	S	Goldman Sachs Repurchase Agreement dated 11/30/04, 2.060%, due 12/01/04, $2,745,157 to be received upon repurchase (Collateralized by $2,647,000 Federal Home Loan Mortgage Corp., 5.500%, Market Value plus accrued interest $2,800,857, due 07/15/06)	2,745,000
		Total Repurchase Agreement (Cost $2,745,000)	2,745,000

    Securities Lending CollateralCC: 10.6%

4,660,582	The Bank of New York Institutional Cash Reserve Fund		4,660,582
	Total Securities Lending Collateral (Cost $4,660,582)		4,660,582
	Total Short-Term Investments (Cost $10,302,085)		10,301,942
	Total Investments in Securities (Cost $49,524,977)*	120.8%	$52,879,704
	Other Assets and Liabilities-Net	(20.8)	(10,114,058)
	Net Assets	100.0%	$43,765,646

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND  AS OF NOVEMBER 30, 2004 (UNAUDITED) (CONTINUED)

@  Non-income producing security

@@  Foreign issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security.

S  Segregated securities for futures, when-issued or delayed delivery securities held at November 30, 2004.

L  Loaned security, a portion or all of the security is on loan at November 30, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

*  Cost for federal income tax purposes is $50,001,514. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,241,486
Gross Unrealized Depreciation	(363,296)
Net Unrealized Appreciation	$2,878,190

Information concerning open futures contracts at November 30, 2004 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500 Future	6	$(1,761,150)	12/16/2004	$(73,235)
U.S. 2 Year Note	1	(210,266)	01/05/2005	1,433
U.S. 5 Year Note	7	(768,031)	12/20/2004	6,692
		$(2,739,447)		$(65,110)
Long Contracts
U.S. Long Bong	2	$222,188	12/30/2004	$(385)

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRSAR-AFIP/SA (1104-012805)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for semi-annual filing.

ITEM 8.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board and is comprised of persons who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary and must be received in a timely manner in order to be considered. Any such shareholder nomination should include:  sufficient background information concerning the candidate; the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected); and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

ITEM 10.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 7, 2005

By	/s/	Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date:	February 7, 2005